UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

APRIL 30, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
➢	iShares Transportation Average ETF | IYT | NYSE Arca
➢	iShares U.S. Energy ETF | IYE | NYSE Arca
➢	iShares U.S. Healthcare ETF | IYH | NYSE Arca
➢	iShares U.S. Technology ETF | IYW | NYSE Arca
➢	iShares U.S. Utilities ETF | IDU | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The U.S. equity market posted a relatively flat performance for the 12 months ended April 30, 2016 (the “reporting period”). The Russell 3000® Index, a broad U.S. equity index, returned -0.18% for the reporting period.

The relatively flat U.S. equity market performance reflected an inconsistent and uncertain economic environment as the U.S. economy’s quarterly growth rate slowed throughout the reporting period. After growing at a 3.9% annual rate in the second quarter of 2015, the U.S. economy slowed gradually over the next three quarters. By the first quarter of 2016, modest consumer spending and global economic weakness led to an annualized growth rate of just 0.5%, according to initial estimates.

The U.S. economy consistently created jobs during the reporting period, sending the unemployment rate down to an eight-year low. In contrast, industrial production contracted during the reporting period, while consumer spending remained muted despite falling energy prices that contributed to lower fuel costs for consumers. In that environment, overall corporate earnings growth was relatively flat, reflecting intense competition for marginal demand.

Inflation generally remained modest, with the consumer price index rising by 1.1% for the reporting period. Falling commodities prices, including a sharp decline in the price of oil, contributed to the subdued inflation rate.

Mixed economic data and a lack of inflationary pressure kept the U.S. Federal Reserve Bank (the “Fed”) in check for much of the reporting period. Despite initial indications that the Fed planned to raise its short-term interest rate target in mid-2015, the Fed held off until December, when it implemented its first interest rate increase since June 2006. The Fed’s rate hike increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%, ending a seven-year period of near-zero interest rates. Subsequently, the Fed lowered its projections for raising the federal funds rate in 2016.

U.S. stocks generally followed the contours of the economy for the reporting period, as gains in the first half of the reporting period faded amid volatility in the second half of the reporting period. In the slow growth environment, investors gravitated toward stocks with higher growth rates, which drove the outperformance of growth-oriented stocks over value-oriented stocks during the reporting period. Small- and mid-capitalization stocks declined for the reporting period, while large-capitalization stocks posted a modest positive return.

The economic uncertainty in the second half of the reporting period led to periods of risk aversion and negative performance. Slowing growth in China sent the first shockwave through global markets in August 2015, followed by fear of defaults by commodity-related companies in early 2016. The volatility led to broad-based risk aversion within the equity market, which drove sector performance for the reporting period. Energy stocks were the worst performing sector, as a supply glut in oil and gas drove down energy prices. Similarly, commodity-related stocks in various sectors struggled due to weakness in commodities prices. The commodities and equity markets rebounded somewhat in the last two months of the reporting period, as the oil supply glut decreased, alleviating the fear of widespread defaults.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.14)%	(0.18)%	(0.02)%	(0.14)%	(0.18)%	(0.02)%
5 Years	10.39%	10.39%	10.59%	63.94%	63.94%	65.45%
10 Years	6.83%	6.82%	7.02%	93.54%	93.50%	97.09%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.20	$0.99	$1,000.00	$1,023.90	$1.01	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ETF

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -0.14%, net of fees, while the total return for the Index was -0.02%.

U.S. equities, as represented by the Index, posted flat returns for the reporting period. The U.S. economy’s moderate economic growth supported U.S. equity markets; however, global growth concerns, particularly in China, hindered equity market performance.

Within the Index, five of the ten sectors added to Index performance. Amid an improving employment backdrop, the consumer staples sector was the largest contributor to the Index’s returns. The consumer discretionary sector also boosted the Index’s performance despite sluggish consumer spending during the reporting period. The interest rate-sensitive utilities sector also contributed to the Index’s return, particularly as interest rates declined late in the reporting period. However, the utilities sector represented only about 3% of the Index on average, so its overall contribution to the Index’s return was modest.

In contrast, the energy sector, which was hurt by low oil prices, was the Index’s largest detractor from performance for the reporting period. The healthcare sector, which represented about 14% of the Index on average, also detracted from the Index’s return. Within the sector, pharmaceutical and biotechnology companies were hit by scrutiny about drug pricing during the reporting period. Information technology, the largest sector represented in the Index at about 20% on average, declined slightly and hindered the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Information Technology	19.19%
Financials	17.32
Health Care	14.00
Consumer Discretionary	13.47
Industrials	10.61
Consumer Staples	9.27
Energy	6.86
Utilities	3.49
Materials	3.33
Telecommunication Services	2.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Apple Inc.	2.49%
Microsoft Corp.	1.89
Exxon Mobil Corp.	1.76
Johnson & Johnson	1.48
General Electric Co.	1.38
Berkshire Hathaway Inc. Class B	1.31
Facebook Inc. Class A	1.29
Amazon.com Inc.	1.22
AT&T Inc.	1.14
JPMorgan Chase & Co.	1.11

TOTAL	15.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TRANSPORTATION AVERAGE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.24)%	(7.27)%	(7.09)%	(7.24)%	(7.27)%	(7.09)%
5 Years	8.41%	8.41%	8.97%	49.76%	49.76%	53.67%
10 Years	6.61%	6.61%	7.00%	89.62%	89.74%	96.67%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$971.90	$2.21	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -7.24%, net of fees, while the total return for the Index was -7.09%.

Transportation stocks, as represented by the Index, declined during the reporting period, lagging the broader U.S. equity market.

Within the sector, three of the four key transportation industries detracted from Index results. The road and rail industry, which accounted for an average of 44% of the Index, was the most significant detractor from Index performance during the reporting period. Railroad companies declined as freight volumes fell during the reporting period, led by lower shipments of coal, farm goods other than grain, and sand used in oil production. For trucking companies, lower shipping volumes for energy-related equipment and products drove down results. Trucking companies involved with logistics services experienced a decline in demand, as did car rental companies.

The marine industry detracted from Index performance. The drop in oil prices during the reporting period led to stockpiling, boosting demand for oil tankers. However, those gains were overshadowed by losses among container companies, which experienced reduced demand amid tepid global economic growth conditions and increased capacity.

Airline stocks declined modestly and detracted from Index returns for the reporting period. Although the plunge in oil prices provided some support for airline stocks by lowering an input cost, stiff competition and fare wars forced many airlines to pass on a portion of those savings to passengers in the form of lower-priced airline tickets.

Air freight and logistics companies, which accounted for an average of 28% of the Index during the reporting period, contributed to Index results. Although demand for industrial shipping weakened along with the broader economy, demand for retail shipping grew at a robust pace. Robust growth in online shopping meant rising demand for shipping parcels to consumers, which generally benefited companies in the group.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Road & Rail	41.53%
Air Freight & Logistics	30.30
Airlines	20.29
Marine	7.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

FedEx Corp.	13.02%
United Parcel Service Inc. Class B	8.40
Kansas City Southern	7.33
Norfolk Southern Corp.	7.02
Union Pacific Corp.	6.75
JB Hunt Transport Services Inc.	6.41
Landstar System Inc.	4.70
Kirby Corp.	4.69
Ryder System Inc.	4.55
CH Robinson Worldwide Inc.	4.53

TOTAL	67.40%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. ENERGY ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(16.20)%	(16.16)%	(15.94)%	(16.20)%	(16.16)%	(15.94)%
5 Years	(1.87)%	(1.86)%	(1.52)%	(9.01)%	(8.97)%	(7.35)%
10 Years	3.28%	3.28%	3.66%	38.08%	38.15%	43.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,004.90	$2.24	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. ENERGY ETF

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -16.20%, net of fees, while the total return for the Index was -15.94%.

Energy stocks, as represented by the Index, declined during the reporting period, lagging the broader U.S. equity market.

Higher production capacity and efficiency in the U.S., elevated international production, and Iran’s reentry into the global oil market created an oil glut during the reporting period. On the demand side, tepid global growth meant modest energy consumption. The price of oil plummeted, dipping below $27 per barrel on February 11, 2016, its lowest level since 2003, and falling more than 70% since June 2014.

The oil, gas, and consumable fuels industry accounted for an average of 82% of the Index and detracted the most from Index results for the reporting period. Within the industry, oil and gas exploration and production companies were among the hardest hit, as energy companies cut capital expenditures to preserve cash flow. For the 2015 calendar year, exploration and production spending declined 23%, and it was forecast to drop an additional 27% for 2016. Oil and gas storage and transportation stocks as a group also detracted significantly from Index performance as earnings declined.

Within the energy equipment and services industry, oil and gas equipment and services companies detracted from Index performance as their revenues dropped markedly. Exploration and production customers cut their capital expenditures and activity levels, and they pressured companies to reduce pricing. The oil and gas drilling industry also detracted from Index results, as the number of rigs drilling for oil and natural gas in the U.S. fell to 420 at the end of the reporting period, the fewest since 1940. Because oil and gas drillers only accounted for an average of 2% of the Index, the effect on Index results was moderate.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	81.94%
Energy Equipment & Services	17.10
Other**	0.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Exxon Mobil Corp.	24.13%
Chevron Corp.	13.62
Schlumberger Ltd.	7.93
Occidental Petroleum Corp.	4.24
ConocoPhillips	4.12
EOG Resources Inc.	3.22
Phillips 66	2.78
Halliburton Co.	2.47
Kinder Morgan Inc./DE	2.26
Valero Energy Corp.	1.97

TOTAL	66.74%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.64)%	(2.61)%	(2.24)%	(2.64)%	(2.61)%	(2.24)%
5 Years	16.22%	16.22%	16.74%	112.06%	112.08%	116.80%
10 Years	10.52%	10.52%	10.99%	171.84%	171.86%	183.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$978.70	$2.21	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE ETF

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -2.64%, net of fees, while the total return for the Index was -2.24%.

Healthcare stocks, as represented by the Index, posted negative results during the reporting period and underperformed the broader U.S. equity market. The Index declined sharply in August and September 2015 before rallying through year-end, but another sell-off and rebound in the first quarter of 2016 resulted in modest negative returns overall for the Index.

Biotechnology and pharmaceutical stocks detracted most from Index performance. These stocks were vulnerable to concerns about valuation after sizable gains in recent years, and they slumped badly in 2015 after claims of price gouging raised the prospect of price regulations for prescription drugs. The potential loss of revenue for pharmaceuticals companies with expiring patents on prescription drugs also contributed to investors’ cooling interest in pharmaceutical stocks. Healthcare services and healthcare facilities stocks were also modest detractors from Index performance for the reporting period.

At the other end of the spectrum, the leading contribution to the Index’s return came from the healthcare equipment industry. Gains among healthcare equipment makers came as a result of acquisitions within the medical equipment industry and improved company earnings. The industry benefited from the Affordable Care Act, which broadened the availability of healthcare solutions for many Americans. Demographic trends, especially the aging of the baby boom generation in the United States, also helped bolster demand for medical devices. Managed care companies were also notable contributors to Index performance. The focus on high drug prices put a premium on their prescription drug businesses’ ability to manage down costs for consumers.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Pharmaceuticals	36.94%
Biotechnology	24.75
Health Care Equipment & Supplies	17.71
Health Care Providers & Services	16.51
Life Sciences Tools & Services	3.99
Commercial Services & Supplies	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Johnson & Johnson	11.14%
Pfizer Inc.	7.12
Merck & Co. Inc.	5.48
UnitedHealth Group Inc.	4.51
Gilead Sciences Inc.	4.34
Bristol-Myers Squibb Co.	4.34
Amgen Inc.	4.29
Medtronic PLC	4.01
AbbVie Inc.	3.54
Allergan PLC	3.08

TOTAL	51.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. TECHNOLOGY ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.45)%	(3.49)%	(3.03)%	(3.45)%	(3.49)%	(3.03)%
5 Years	9.57%	9.54%	9.98%	57.90%	57.71%	60.89%
10 Years	7.81%	7.81%	8.24%	112.17%	112.09%	120.75%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$943.10	$2.17	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TECHNOLOGY ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -3.45%, net of fees, while the total return for the Index was -3.03%.

As represented by the Index, technology stocks declined during the reporting period, underperforming the broader U.S. equity market.

Technology stocks slumped amid expectations for a significant decline in global technology investment growth in 2016, with China’s spending estimated to decline for the first time ever. Slowing initial public offering activity for technology companies also provided headwinds for the technology sector. For the first time since the first quarter of 2009, no internet or technology companies went public on U.S. stock exchanges in the first quarter of 2016.

The technology hardware, storage and peripherals industry, one of the largest industries represented in the Index during the reporting period, fell significantly due to declining personal computer demand and a stronger U.S. dollar. Other industries that detracted from the Index’s returns during the reporting period included communications equipment, IT services, and semiconductors.

On the positive side, the largest contributor to Index returns for the reporting period was the internet software and services industry, which represented about 21% of the Index on average during the reporting period. The industry’s positive results were largely due to the performance of social media and internet services stocks, many of which reported strong income and revenue growth due to higher advertising spending during the reporting period. The software industry, which represented approximately 24% of the Index on average, contributed modestly to Index performance, led by application software companies.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Software	24.97%
Internet Software & Services	23.66
Technology Hardware, Storage & Peripherals	20.22
Semiconductors & Semiconductor Equipment	15.73
Communications Equipment	6.69
IT Services	6.49
Electronic Equipment, Instruments & Components	1.03
Other**	1.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Apple Inc.	15.69%
Microsoft Corp.	11.91
Facebook Inc. Class A	8.15
Alphabet Inc. Class A	6.25
Alphabet Inc. Class C	6.22
Intel Corp.	4.32
Cisco Systems Inc.	4.18
International Business Machines Corp.	3.89
Oracle Corp.	3.79
QUALCOMM Inc.	2.28

TOTAL	66.68%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. UTILITIES ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.61%	13.62%	14.11%	13.61%	13.62%	14.11%
5 Years	11.83%	11.82%	12.35%	74.91%	74.86%	78.97%
10 Years	8.27%	8.27%	8.73%	121.43%	121.42%	130.87%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,129.40	$2.38	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. UTILITIES ETF

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 13.61%, net of fees, while the total return for the Index was 14.11%.

As represented by the Index, utilities stocks experienced significant gains during the reporting period, outperforming the broader U.S. equity market.

Index performance was driven in part by declining interest rates, which made utilities stocks’ generally high dividend yields more attractive to many investors. In addition, utilities stocks tend to be more stable and less economically sensitive, which proved beneficial given the economic uncertainty during the reporting period.

Four of the sector’s five industries delivered positive results during the reporting period. The largest industry was electric utilities, which generally benefited as coal and natural gas prices declined during the reporting period, lowering important input costs for electricity providers. Many companies that generate electricity have shifted from coal to natural gas over the past couple of decades, with 2016 forecast to be the first full year that natural gas will be the main source of electric power in the U.S.

Multi-utilities companies, which provide several services, also contributed significantly to the Index’s results for the reporting period. Gas utilities and water utilities produced strong results, but their relatively small weights in the Index meant their contributions to Index performance were modest.

The only industry to decline during the reporting period was independent power and renewable electricity producers, which represented about 3% of the Index on average. Such companies were negatively affected by sharply declining oil and natural gas prices; however, their stocks generally rose late in the reporting period amid a rebound in energy prices.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Electric Utilities	57.58%
Multi-Utilities	29.97
Gas Utilities	7.07
Independent Power and Renewable Electricity Producers	2.79
Water Utilities	2.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Duke Energy Corp.	7.57%
NextEra Energy Inc.	7.55
Southern Co. (The)	6.38
Dominion Resources Inc./VA	5.95
Exelon Corp.	4.50
American Electric Power Co. Inc.	4.35
PG&E Corp.	4.00
PPL Corp.	3.54
Sempra Energy	3.40
Public Service Enterprise Group Inc.	3.26

TOTAL	50.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 2.49%
B/E Aerospace Inc.	4,457	$216,744
Boeing Co. (The)	27,264	3,675,187
BWX Technologies Inc.	4,798	160,205
Curtiss-Wright Corp.	2,047	156,759
DigitalGlobe Inc.[a,b]	2,943	65,217
Esterline Technologies Corp.[a]	1,323	90,837
General Dynamics Corp.	12,863	1,807,509
Hexcel Corp.	4,166	188,595
Honeywell International Inc.	33,680	3,848,614
Huntington Ingalls Industries Inc.	2,026	293,304
KLX Inc.[a]	2,360	79,579
L-3 Communications Holdings Inc.	3,422	450,096
Lockheed Martin Corp.	11,535	2,680,503
Moog Inc. Class Aa	1,466	71,629
Northrop Grumman Corp.	7,922	1,633,992
Orbital ATK Inc.	2,537	220,719
Raytheon Co.	13,147	1,661,124
Rockwell Collins Inc.	5,775	509,297
Spirit AeroSystems Holdings Inc. Class Aa	5,555	261,918
Teledyne Technologies Inc.[a]	1,594	148,162
Textron Inc.	11,974	463,154
TransDigm Group Inc.[a]	2,383	543,014
Triumph Group Inc.	2,047	74,061
United Technologies Corp.	34,044	3,553,172

		22,853,391
AIR FREIGHT & LOGISTICS — 0.66%
CH Robinson Worldwide Inc.	6,279	445,621
Expeditors International of Washington Inc.	7,860	389,935
FedEx Corp.	11,271	1,860,955
Hub Group Inc. Class Aa	1,510	58,165
United Parcel Service Inc. Class B	30,216	3,174,795
XPO Logistics Inc.[a,b]	3,816	115,014

		6,044,485
AIRLINES — 0.57%
Alaska Air Group Inc.	5,497	387,154
Allegiant Travel Co.	587	94,255
American Airlines Group Inc.	26,515	919,805
Delta Air Lines Inc.	34,086	1,420,364
JetBlue Airways Corp.[a]	14,336	283,709
Southwest Airlines Co.	28,056	1,251,578

Security	Shares	Value
Spirit Airlines Inc.[a]	3,157	$138,687
United Continental Holdings Inc.[a]	15,807	724,119

		5,219,671
AUTO COMPONENTS — 0.46%
Autoliv Inc.	3,827	468,693
BorgWarner Inc.	9,644	346,412
Cooper Tire & Rubber Co.	2,225	76,852
Dana Holding Corp.	6,824	88,234
Delphi Automotive PLC	12,128	892,985
Gentex Corp.	12,398	198,864
Goodyear Tire & Rubber Co. (The)	11,770	340,977
Johnson Controls Inc.	28,427	1,176,878
Lear Corp.	3,296	379,468
Tenneco Inc.[a]	2,575	137,247
Visteon Corp.	1,643	130,898

		4,237,508
AUTOMOBILES — 0.64%
Ford Motor Co.	171,441	2,324,740
General Motors Co.	61,813	1,965,654
Harley-Davidson Inc.	8,092	387,040
Tesla Motors Inc.[a,b]	4,466	1,075,234
Thor Industries Inc.	2,039	130,537

		5,883,205
BANKS — 5.46%
Associated Banc-Corp.	6,874	125,382
BancorpSouth Inc.	3,555	83,507
Bank of America Corp.	453,186	6,598,388
Bank of Hawaii Corp.	1,917	131,142
Bank of the Ozarks Inc.	3,429	141,618
BankUnited Inc.	4,539	156,596
BB&T Corp.	35,578	1,258,750
BOK Financial Corp.[b]	878	52,838
Cathay General Bancorp.	3,131	95,558
CIT Group Inc.	7,586	262,248
Citigroup Inc.	129,427	5,989,882
Citizens Financial Group Inc.	23,151	529,000
Comerica Inc.	7,790	345,876
Commerce Bancshares Inc./MO	3,527	165,134
Cullen/Frost Bankers Inc.	2,420	154,856
East West Bancorp. Inc.	6,324	237,087
Fifth Third Bancorp.	34,440	630,596
First Financial Bankshares Inc.	2,645	85,645
First Horizon National Corp.	10,273	144,644
First Niagara Financial Group Inc.	15,264	161,188
First Republic Bank/CA	6,273	441,117

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
FirstMerit Corp.	7,036	$155,918
FNB Corp./PA	9,138	120,804
Fulton Financial Corp.	7,921	110,815
Glacier Bancorp. Inc.	3,079	79,715
Hancock Holding Co.	3,509	91,129
Huntington Bancshares Inc./OH	34,119	343,237
IBERIABANK Corp.	1,502	88,603
International Bancshares Corp.	2,416	63,275
Investors Bancorp. Inc.	16,266	187,872
JPMorgan Chase & Co.	160,931	10,170,839
KeyCorp	37,046	455,295
M&T Bank Corp.	6,914	818,064
MB Financial Inc.	3,204	111,371
PacWest Bancorp.	4,847	193,783
People’s United Financial Inc.	13,833	214,412
PNC Financial Services Group Inc. (The)[c]	22,044	1,935,022
Popular Inc.	4,400	130,768
PrivateBancorp. Inc.	3,594	149,546
Prosperity Bancshares Inc.	2,927	154,458
Regions Financial Corp.	56,505	530,017
Signature Bank/New York NYa	2,334	321,695
SunTrust Banks Inc.	22,242	928,381
SVB Financial Group[a]	2,218	231,293
Synovus Financial Corp.	5,501	171,411
TCF Financial Corp.	6,963	94,975
Texas Capital Bancshares Inc.[a]	2,008	92,007
Trustmark Corp.	2,829	69,339
U.S. Bancorp.	71,477	3,051,353
UMB Financial Corp.	1,817	101,298
Umpqua Holdings Corp.	9,201	145,652
United Bankshares Inc./WV	2,712	104,927
Valley National Bancorp.	9,938	94,013
Webster Financial Corp.	3,817	139,855
Wells Fargo & Co.	202,566	10,124,249
Western Alliance Bancorp.[a]	4,005	146,503
Wintrust Financial Corp.	1,987	103,364
Zions BanCorp.	9,167	252,276

		50,068,586
BEVERAGES — 2.06%
Brown-Forman Corp. Class A	1,223	126,837
Brown-Forman Corp. Class B	4,440	427,661
Coca-Cola Co. (The)	170,903	7,656,454
Coca-Cola Enterprises Inc.	9,062	475,574
Constellation Brands Inc. Class A	7,726	1,205,720

Security	Shares	Value
Dr Pepper Snapple Group Inc.	8,172	$742,917
Molson Coors Brewing Co. Class B	8,071	771,830
Monster Beverage Corp.[a]	6,615	954,015
PepsiCo Inc.	63,421	6,529,826

		18,890,834
BIOTECHNOLOGY — 3.29%
AbbVie Inc.	70,538	4,302,818
ACADIA Pharmaceuticals Inc.[a,b]	4,044	130,621
Agios Pharmaceuticals Inc.[a,b]	1,238	60,600
Alexion Pharmaceuticals Inc.[a]	9,868	1,374,415
Alkermes PLC[a]	6,551	260,402
Alnylam Pharmaceuticals Inc.[a]	3,323	222,774
Amgen Inc.	33,021	5,227,224
Anacor Pharmaceuticals Inc.[a]	1,937	121,527
Baxalta Inc.	29,823	1,251,075
Biogen Inc.[a]	9,613	2,643,479
BioMarin Pharmaceutical Inc.[a]	7,124	603,260
Bluebird Bio Inc.[a]	1,482	65,727
Celgene Corp.[a]	34,221	3,538,794
Cepheid[a]	3,144	89,730
Clovis Oncology Inc.[a]	1,468	20,420
Dyax Corp.	7,366	8,176
Gilead Sciences Inc.	59,995	5,292,159
Halozyme Therapeutics Inc.[a,b]	5,043	53,204
Incyte Corp.[a]	7,503	542,242
Intercept Pharmaceuticals Inc.[a,b]	764	115,165
Intrexon Corp.[a,b]	2,295	61,345
Ionis Pharmaceuticals Inc.[a,b]	5,109	209,316
Juno Therapeutics Inc.[a,b]	2,978	125,344
Kite Pharma Inc.[a,b]	1,981	91,681
MannKind Corp.[a,b]	12,081	16,309
Medivation Inc.[a]	7,033	406,507
Myriad Genetics Inc.[a]	3,182	114,552
Neurocrine Biosciences Inc.[a,b]	3,476	158,436
Novavax Inc.[a,b]	12,381	64,877
OPKO Health Inc.[a,b]	14,160	152,220
Portola Pharmaceuticals Inc.[a]	2,323	55,195
Puma Biotechnology Inc.[a,b]	920	28,235
Radius Health Inc.[a,b]	1,513	53,863
Regeneron Pharmaceuticals Inc.[a]	3,439	1,295,506
Seattle Genetics Inc.[a,b]	4,655	165,159
Ultragenyx Pharmaceutical Inc.[a]	1,552	104,946
United Therapeutics Corp.[a,b]	2,012	211,662
Vertex Pharmaceuticals Inc.[a]	10,804	911,209

		30,150,174

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
BUILDING PRODUCTS — 0.22%
Allegion PLC	4,152	$271,748
AO Smith Corp.	3,317	256,139
Armstrong Flooring Inc.[a]	1,023	14,895
Armstrong World Industries Inc.[a]	2,047	83,538
Fortune Brands Home & Security Inc.	6,778	375,569
Lennox International Inc.	1,772	239,131
Masco Corp.	14,710	451,744
Owens Corning	5,178	238,551
USG Corp.[a]	4,162	112,416

		2,043,731
CAPITAL MARKETS — 1.90%
Affiliated Managers Group Inc.[a]	2,399	408,598
Ameriprise Financial Inc.	7,430	712,537
Bank of New York Mellon Corp. (The)	47,331	1,904,600
BlackRock Inc.[c]	5,537	1,972,999
Charles Schwab Corp. (The)	52,795	1,499,906
E*TRADE Financial Corp.[a]	12,179	306,667
Eaton Vance Corp. NVS	5,181	178,900
Federated Investors Inc. Class B	3,986	125,958
Financial Engines Inc.	2,162	69,638
Franklin Resources Inc.	16,444	614,019
Goldman Sachs Group Inc. (The)	17,176	2,818,753
Invesco Ltd.	18,473	572,848
Janus Capital Group Inc.	6,372	93,031
Lazard Ltd. Class A	5,582	201,231
Legg Mason Inc.	4,836	155,284
LPL Financial Holdings Inc.[b]	3,382	89,285
Morgan Stanley	67,129	1,816,511
Northern Trust Corp.	9,368	665,877
NorthStar Asset Management Group Inc./New York	8,652	107,631
Raymond James Financial Inc.	5,484	286,100
SEI Investments Co.	6,141	295,259
State Street Corp.	17,454	1,087,384
Stifel Financial Corp.[a]	3,154	103,798
T Rowe Price Group Inc.	10,913	821,640
TD Ameritrade Holding Corp.	11,804	352,113
Waddell & Reed Financial Inc. Class A	3,644	74,119
WisdomTree Investments Inc.	5,073	55,245

		17,389,931
CHEMICALS — 2.25%
Air Products & Chemicals Inc.	8,502	1,240,357
Airgas Inc.	2,840	404,530
Albemarle Corp.	4,895	323,853

Security	Shares	Value
Ashland Inc.	2,746	$306,454
Axalta Coating Systems Ltd.[a]	6,048	172,187
Axiall Corp.	2,982	70,226
Cabot Corp.	2,865	139,783
Celanese Corp. Series A	6,400	452,480
CF Industries Holdings Inc.	10,146	335,528
Chemours Co. (The)	7,803	71,163
Chemtura Corp.[a]	2,863	79,735
Dow Chemical Co. (The)	49,107	2,583,519
Eastman Chemical Co.	6,405	489,214
Ecolab Inc.	11,707	1,346,071
EI du Pont de Nemours & Co.	38,293	2,523,892
FMC Corp.	6,032	260,944
GCP Applied Technologies Inc.[a]	3,021	66,855
HB Fuller Co.	2,098	93,823
Huntsman Corp.	8,869	139,598
International Flavors & Fragrances Inc.	3,486	416,472
LyondellBasell Industries NV Class A	15,204	1,256,915
Minerals Technologies Inc.	1,496	89,610
Monsanto Co.	19,295	1,807,556
Mosaic Co. (The)	15,457	432,641
NewMarket Corp.	441	179,072
Olin Corp.	7,527	164,013
Platform Specialty Products Corp.[a,b]	5,811	59,853
PolyOne Corp.	3,597	129,420
PPG Industries Inc.	11,730	1,294,875
Praxair Inc.	12,511	1,469,542
RPM International Inc.	5,677	286,859
Scotts Miracle-Gro Co. (The) Class A	1,900	134,482
Sensient Technologies Corp.	1,894	127,372
Sherwin-Williams Co. (The)	3,430	985,473
Valspar Corp. (The)	3,254	347,169
Westlake Chemical Corp.	1,710	85,825
WR Grace & Co.[a]	3,021	231,650

		20,599,011
COMMERCIAL SERVICES & SUPPLIES — 0.58%
ADT Corp. (The)	7,375	309,603
Cintas Corp.	3,852	345,833
Clean Harbors Inc.[a]	2,409	119,005
Copart Inc.[a]	4,482	192,009
Covanta Holding Corp.	5,621	91,397
Deluxe Corp.	2,158	135,479
Essendant Inc.	1,723	53,051
Healthcare Services Group Inc.	3,160	119,606
Herman Miller Inc.	2,447	73,826

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
HNI Corp.	1,980	$86,566
KAR Auction Services Inc.	6,138	230,789
MSA Safety Inc.	1,313	63,142
Pitney Bowes Inc.	8,643	181,244
Republic Services Inc.	10,400	489,528
Rollins Inc.	4,093	109,979
RR Donnelley & Sons Co.	9,233	160,654
Stericycle Inc.[a]	3,683	351,947
Tetra Tech Inc.	2,755	80,997
Tyco International PLC	18,518	713,313
Waste Connections Inc.	5,301	356,651
Waste Management Inc.	18,187	1,069,214

		5,333,833
COMMUNICATIONS EQUIPMENT — 1.06%
Arista Networks Inc.[a,b]	1,529	101,862
ARRIS International PLC[a,b]	7,686	175,010
Brocade Communications Systems Inc.	17,501	168,185
Ciena Corp.[a,b]	5,379	90,529
Cisco Systems Inc.	220,837	6,070,809
CommScope Holding Co. Inc.[a]	5,344	162,511
EchoStar Corp. Class Aa,b	1,925	78,771
F5 Networks Inc.[a]	2,972	311,317
Finisar Corp.[a,b]	4,390	72,259
Harris Corp.	5,458	436,695
Infinera Corp.[a]	6,293	74,824
InterDigital Inc./PA	1,476	84,102
Juniper Networks Inc.	15,546	363,776
Lumentum Holdings Inc.[a]	2,032	51,410
Motorola Solutions Inc.	6,976	524,525
NetScout Systems Inc.[a]	4,418	98,345
Palo Alto Networks Inc.[a,b]	3,238	488,517
Plantronics Inc.	1,575	60,559
Polycom Inc.[a]	6,049	72,286
ViaSat Inc.[a,b]	2,047	157,005
Viavi Solutions Inc.[a]	10,152	66,089

		9,709,386
CONSTRUCTION & ENGINEERING — 0.16%
AECOM[a,b]	6,884	223,661
Chicago Bridge & Iron Co. NV	4,111	165,468
EMCOR Group Inc.	2,508	121,588
Fluor Corp.	6,109	333,918
Jacobs Engineering Group Inc.[a]	5,320	237,165
KBR Inc.	6,353	98,853
Quanta Services Inc.[a]	7,132	169,171
Valmont Industries Inc.	979	137,432

		1,487,256

Security	Shares	Value
CONSTRUCTION MATERIALS — 0.14%
Eagle Materials Inc.	2,125	$157,505
Martin Marietta Materials Inc.	2,829	478,751
Vulcan Materials Co.	5,871	631,896

		1,268,152
CONSUMER FINANCE — 0.77%
Ally Financial Inc.[a,b]	19,572	348,577
American Express Co.	36,038	2,357,966
Capital One Financial Corp.	23,018	1,666,273
Discover Financial Services	18,213	1,024,846
LendingClub Corp.[a,b]	9,035	71,376
Navient Corp.	15,575	212,910
PRA Group Inc.[a]	2,148	71,271
Santander Consumer USA Holdings Inc.[a]	4,456	58,686
SLM Corp.[a]	18,098	122,523
Synchrony Financial[a]	36,317	1,110,211

		7,044,639
CONTAINERS & PACKAGING — 0.46%
AptarGroup Inc.	2,741	208,316
Avery Dennison Corp.	3,932	285,503
Ball Corp.	6,213	443,484
Bemis Co. Inc.	4,067	204,082
Berry Plastics Group Inc.[a,b]	5,251	189,141
Crown Holdings Inc.[a]	5,959	315,589
Graphic Packaging Holding Co.	14,337	190,395
International Paper Co.	18,042	780,677
Owens-Illinois Inc.[a]	6,998	129,183
Packaging Corp. of America	4,234	274,702
Sealed Air Corp.	8,588	406,728
Silgan Holdings Inc.	1,689	85,700
Sonoco Products Co.	4,314	202,283
WestRock Co.	11,282	472,152

		4,187,935
DISTRIBUTORS — 0.13%
Genuine Parts Co.	6,501	623,901
LKQ Corp.[a]	13,250	424,662
Pool Corp.	1,790	156,464

		1,205,027
DIVERSIFIED CONSUMER SERVICES — 0.12%
Apollo Education Group Inc.[a]	4,277	33,361
DeVry Education Group Inc.	2,442	42,369
Graham Holdings Co. Class B	194	92,449
Grand Canyon Education Inc.[a]	2,145	93,801
H&R Block Inc.	10,134	205,112

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Houghton Mifflin Harcourt Co.[a,b]	5,089	$104,375
Service Corp. International/U.S.	8,478	226,108
ServiceMaster Global Holdings Inc.[a,b]	5,826	223,252
Sotheby’s	2,617	71,287

		1,092,114
DIVERSIFIED FINANCIAL SERVICES — 2.01%
Berkshire Hathaway Inc. Class Ba	82,152	11,951,473
CBOE Holdings Inc.	3,511	217,542
CME Group Inc./IL	14,758	1,356,408
FactSet Research Systems Inc.	1,812	273,159
FNFV Group[a]	3,901	42,014
Intercontinental Exchange Inc.	5,202	1,248,636
Leucadia National Corp.	14,944	249,266
MarketAxess Holdings Inc.	1,641	201,449
Moody’s Corp.	7,371	705,552
MSCI Inc.	3,828	290,698
Nasdaq Inc.	5,027	310,216
S&P Global Inc.	11,614	1,240,956
Voya Financial Inc.	9,975	323,888

		18,411,257
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.38%
AT&T Inc.	269,716	10,470,375
CenturyLink Inc.	23,809	736,889
Frontier Communications Corp.	52,084	289,587
Level 3 Communications Inc.[a]	12,663	661,768
SBA Communications Corp. Class Aa	5,515	568,266
Verizon Communications Inc.	178,631	9,099,463

		21,826,348
ELECTRIC UTILITIES — 2.01%
ALLETE Inc.	2,084	117,100
Alliant Energy Corp.	4,992	352,036
American Electric Power Co. Inc.	21,594	1,371,219
Duke Energy Corp.	30,259	2,383,804
Edison International	14,308	1,011,719
El Paso Electric Co.	1,709	77,076
Entergy Corp.	7,782	585,051
Eversource Energy	13,957	787,733
Exelon Corp.	40,467	1,419,987
FirstEnergy Corp.	18,554	604,675
Great Plains Energy Inc.	6,589	205,774
Hawaiian Electric Industries Inc.	4,863	158,971
IDACORP Inc.	2,304	167,570
ITC Holdings Corp.	6,814	300,293
NextEra Energy Inc.	20,260	2,382,171
OGE Energy Corp.	8,923	264,031

Security	Shares	Value
PG&E Corp.	21,650	$1,260,030
Pinnacle West Capital Corp.	4,895	355,622
PNM Resources Inc.	3,388	107,332
Portland General Electric Co.	3,836	152,366
PPL Corp.	29,606	1,114,370
Southern Co. (The)	40,119	2,009,962
Westar Energy Inc.	6,112	315,440
Xcel Energy Inc.	22,429	897,833

		18,402,165
ELECTRICAL EQUIPMENT — 0.58%
Acuity Brands Inc.	1,904	464,367
AMETEK Inc.	10,245	492,682
Eaton Corp. PLC	20,028	1,267,171
Emerson Electric Co.	28,278	1,544,827
EnerSys	2,027	118,316
Generac Holdings Inc.[a]	2,858	108,947
Hubbell Inc.	2,276	240,710
Regal Beloit Corp.	1,922	123,815
Rockwell Automation Inc.	5,698	646,552
Sensata Technologies Holding NVa	7,364	277,402
Solarcity Corp.[a,b]	2,559	77,589

		5,362,378
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.65%
Amphenol Corp. Class A	13,614	760,070
Anixter International Inc.[a]	1,145	71,334
Arrow Electronics Inc.[a]	4,039	250,822
Avnet Inc.	5,894	242,361
Belden Inc.	1,773	111,947
CDW Corp./DE	6,459	248,672
Cognex Corp.	3,889	138,176
Corning Inc.	48,603	907,418
Dolby Laboratories Inc. Class A	2,036	96,934
FEI Co.	1,790	159,346
FLIR Systems Inc.	6,079	183,647
Ingram Micro Inc. Class A	6,643	232,173
IPG Photonics Corp.[a,b]	1,617	140,145
Itron Inc.[a]	1,719	70,685
Jabil Circuit Inc.	8,576	148,879
Keysight Technologies Inc.[a]	7,279	189,836
Knowles Corp.[a]	3,620	48,399
Littelfuse Inc.	940	109,491
National Instruments Corp.	4,547	125,361
TE Connectivity Ltd.	16,255	966,848
Tech Data Corp.[a]	1,613	110,797

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Trimble Navigation Ltd.[a]	10,940	$262,013
VeriFone Systems Inc.[a]	4,981	141,759
Vishay Intertechnology Inc.	5,637	68,546
Zebra Technologies Corp. Class Aa,b	2,211	138,320

		5,923,979
ENERGY EQUIPMENT & SERVICES — 1.16%
Archrock Inc.	3,039	29,934
Atwood Oceanics Inc.[b]	2,441	23,580
Baker Hughes Inc.	19,252	931,027
Bristow Group Inc.	1,542	35,343
Core Laboratories NV	1,821	243,395
Diamond Offshore Drilling Inc.	2,983	72,368
Dril-Quip Inc.[a]	1,760	114,083
Ensco PLC Class A	12,817	153,291
Exterran Corp.[a]	1,516	23,195
FMC Technologies Inc.[a]	10,024	305,632
Halliburton Co.	37,746	1,559,287
Helmerich & Payne Inc.	4,836	319,756
Nabors Industries Ltd.	12,890	126,322
National Oilwell Varco Inc.	16,315	587,993
Noble Corp. PLC	10,747	120,689
Oceaneering International Inc.	4,391	160,930
Oil States International Inc.[a]	2,218	76,831
Patterson-UTI Energy Inc.	6,234	123,121
Rowan Companies PLC Class A	5,353	100,690
Schlumberger Ltd.	60,878	4,890,938
Superior Energy Services Inc.	6,446	108,680
Transocean Ltd.[b]	14,737	163,286
U.S. Silica Holdings Inc.	2,846	72,715
Weatherford International PLC[a]	39,136	318,176

		10,661,262
FOOD & STAPLES RETAILING — 2.08%
Casey’s General Stores Inc.	1,741	194,992
Costco Wholesale Corp.	19,234	2,849,132
CVS Health Corp.	48,239	4,848,020
Kroger Co. (The)	42,585	1,507,083
Rite Aid Corp.[a]	46,027	370,517
Sprouts Farmers Market Inc.[a]	6,102	171,283
Sysco Corp.	22,997	1,059,472
United Natural Foods Inc.[a]	2,106	75,121
Wal-Mart Stores Inc.	68,685	4,592,966
Walgreens Boots Alliance Inc.	37,768	2,994,247
Whole Foods Market Inc.	14,274	415,088

		19,077,921

Security	Shares	Value
FOOD PRODUCTS — 1.74%
Archer-Daniels-Midland Co.	25,925	$1,035,445
B&G Foods Inc.	2,730	112,503
Bunge Ltd.	6,265	391,563
Campbell Soup Co.	7,904	487,756
ConAgra Foods Inc.	19,020	847,531
Darling Ingredients Inc.[a]	6,736	97,605
Dean Foods Co.	3,949	68,041
Flowers Foods Inc.	8,208	157,265
General Mills Inc.	25,978	1,593,491
Hain Celestial Group Inc. (The)[a]	4,550	190,463
Hershey Co. (The)	6,243	581,286
Hormel Foods Corp.	11,836	456,278
Ingredion Inc.	3,119	358,966
JM Smucker Co. (The)	5,257	667,534
Kellogg Co.	11,106	853,052
Kraft Heinz Co. (The)	26,129	2,039,891
Lancaster Colony Corp.	842	98,093
McCormick & Co. Inc./MD	5,009	469,744
Mead Johnson Nutrition Co.	8,116	707,309
Mondelez International Inc. Class A	68,618	2,947,829
Pinnacle Foods Inc.	4,816	205,113
Post Holdings Inc.[a]	2,885	207,258
TreeHouse Foods Inc.[a]	2,525	223,210
Tyson Foods Inc. Class A	12,900	849,078
WhiteWave Foods Co. (The)[a]	7,843	315,367

		15,961,671
GAS UTILITIES — 0.24%
AGL Resources Inc.	5,311	349,782
Atmos Energy Corp.	4,510	327,201
National Fuel Gas Co.	3,592	199,356
New Jersey Resources Corp.	3,968	141,578
ONE Gas Inc.	2,193	128,225
Piedmont Natural Gas Co. Inc.	3,570	213,486
Questar Corp.	7,514	188,376
South Jersey Industries Inc.	3,293	91,908
Southwest Gas Corp.	2,183	141,699
UGI Corp.	7,538	303,329
WGL Holdings Inc.	2,187	148,475

		2,233,415
HEALTH CARE EQUIPMENT & SUPPLIES — 2.35%
Abbott Laboratories	64,767	2,519,436
ABIOMED Inc.[a]	1,697	164,847
Alere Inc.[a]	3,874	151,086
Align Technology Inc.[a]	3,270	236,061

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Baxter International Inc.	23,926	$1,058,008
Becton Dickinson and Co.	9,241	1,490,204
Boston Scientific Corp.[a]	59,495	1,304,130
Cooper Companies Inc. (The)	2,083	318,866
CR Bard Inc.	3,265	692,735
DENTSPLY SIRONA Inc.	10,676	636,290
DexCom Inc.[a]	3,495	225,008
Edwards Lifesciences Corp.[a]	9,445	1,003,153
Haemonetics Corp.[a]	2,168	70,308
Halyard Health Inc.[a]	1,963	55,278
Hill-Rom Holdings Inc.	2,558	123,679
Hologic Inc.[a]	10,715	359,917
IDEXX Laboratories Inc.[a,b]	3,898	328,796
Intuitive Surgical Inc.[a]	1,649	1,032,868
Medtronic PLC	61,559	4,872,395
NuVasive Inc.[a]	2,188	115,833
ResMed Inc.	6,073	338,873
St. Jude Medical Inc.	12,378	943,204
STERIS PLC	3,832	270,807
Stryker Corp.	13,699	1,493,328
Teleflex Inc.	1,851	288,349
Varian Medical Systems Inc.[a]	4,180	339,332
West Pharmaceutical Services Inc.	3,106	221,147
Zimmer Biomet Holdings Inc.	7,818	905,090

		21,559,028
HEALTH CARE PROVIDERS & SERVICES — 2.61%
Acadia Healthcare Co. Inc.[a]	3,256	205,747
Aetna Inc.	15,371	1,725,702
AmerisourceBergen Corp.	8,535	726,328
Amsurg Corp.[a]	2,288	185,282
Anthem Inc.	11,497	1,618,433
Brookdale Senior Living Inc.[a]	7,825	144,450
Cardinal Health Inc.	14,466	1,135,002
Centene Corp.[a]	7,505	465,010
Chemed Corp.	754	97,854
Cigna Corp.	11,199	1,551,509
Community Health Systems Inc.[a]	5,080	96,926
DaVita HealthCare Partners Inc.[a]	7,262	536,662
Envision Healthcare Holdings Inc.[a]	7,866	178,008
Express Scripts Holding Co.[a]	27,701	2,042,395
HCA Holdings Inc.[a]	13,440	1,083,533
HealthSouth Corp.	4,024	166,835
Henry Schein Inc.[a]	3,573	602,765
Humana Inc.	6,491	1,149,361
Laboratory Corp. of America Holdings[a]	4,473	560,556

Security	Shares	Value
LifePoint Health Inc.[a]	1,994	$134,715
Magellan Health Inc.[a]	1,200	84,552
McKesson Corp.	10,066	1,689,276
MEDNAX Inc.[a]	4,074	290,435
Molina Healthcare Inc.[a,b]	1,862	96,377
Owens & Minor Inc.	2,718	98,908
Patterson Companies Inc.	3,591	155,670
Quest Diagnostics Inc.	6,216	467,257
Team Health Holdings Inc.[a]	3,036	126,996
Tenet Healthcare Corp.[a,b]	4,240	134,366
UnitedHealth Group Inc.	41,738	5,496,060
Universal Health Services Inc. Class B	3,931	525,496
VCA Inc.[a]	3,472	218,632
WellCare Health Plans Inc.[a]	1,821	163,872

		23,954,970
HEALTH CARE TECHNOLOGY — 0.15%
Allscripts Healthcare Solutions Inc.[a]	8,572	114,865
athenahealth Inc.[a,b]	1,718	229,009
Cerner Corp.[a,b]	13,303	746,830
IMS Health Holdings Inc.[a,b]	6,497	173,080
Medidata Solutions Inc.[a]	2,387	104,145

		1,367,929
HOTELS, RESTAURANTS & LEISURE — 2.05%
Aramark	9,776	327,594
Bloomin’ Brands Inc.	5,501	102,869
Brinker International Inc.	2,574	119,228
Buffalo Wild Wings Inc.[a,b]	828	110,670
Carnival Corp.	19,815	971,926
Cheesecake Factory Inc. (The)	2,093	106,764
Chipotle Mexican Grill Inc.[a,b]	1,321	556,101
Choice Hotels International Inc.	1,536	77,814
Cracker Barrel Old Country Store Inc.[b]	1,016	148,753
Darden Restaurants Inc.	5,150	320,587
Domino’s Pizza Inc.	2,191	264,848
Dunkin’ Brands Group Inc.	3,907	181,675
Hilton Worldwide Holdings Inc.	23,123	509,862
Hyatt Hotels Corp. Class Aa,b	1,186	56,786
J Alexander’s Holdings Inc.[a]	672	6,922
Jack in the Box Inc.	1,626	109,836
Las Vegas Sands Corp.	16,113	727,502
Marriott International Inc./MD Class A	8,407	589,247
Marriott Vacations Worldwide Corp.	1,022	64,018
McDonald’s Corp.	39,589	5,007,613
MGM Resorts International[a]	20,559	437,907
Norwegian Cruise Line Holdings Ltd.[a]	6,857	335,239

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Panera Bread Co. Class Aa	981	$210,415
Royal Caribbean Cruises Ltd.	7,476	578,642
Six Flags Entertainment Corp.	3,688	221,464
Starbucks Corp.	64,709	3,638,587
Starwood Hotels & Resorts Worldwide Inc.	7,400	605,912
Vail Resorts Inc.	1,655	214,554
Wendy’s Co. (The)	9,984	108,426
Wyndham Worldwide Corp.	4,849	344,037
Wynn Resorts Ltd.	3,641	321,500
Yum! Brands Inc.	17,967	1,429,454

		18,806,752
HOUSEHOLD DURABLES — 0.50%
DR Horton Inc.	14,324	430,579
Garmin Ltd.	5,268	224,575
GoPro Inc.[a,b]	3,383	42,761
Harman International Industries Inc.	3,092	237,342
Leggett & Platt Inc.	5,967	294,113
Lennar Corp. Class A	7,963	360,804
Lennar Corp. Class B	323	11,615
Mohawk Industries Inc.[a]	2,760	531,659
Newell Brands Inc.	19,426	884,660
NVR Inc.[a]	157	260,823
PulteGroup Inc.	14,040	258,196
Tempur Sealy International Inc.[a]	2,742	166,357
Toll Brothers Inc.[a]	6,818	186,131
Tupperware Brands Corp.[b]	2,116	122,876
Whirlpool Corp.	3,396	591,379

		4,603,870
HOUSEHOLD PRODUCTS — 1.70%
Church & Dwight Co. Inc.	5,712	529,502
Clorox Co. (The)	5,672	710,305
Colgate-Palmolive Co.	39,084	2,771,837
Energizer Holdings Inc.	2,644	114,988
Kimberly-Clark Corp.	15,848	1,984,011
Procter & Gamble Co. (The)	116,309	9,318,677
Spectrum Brands Holdings Inc.	1,215	138,024

		15,567,344
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.10%
AES Corp./VA	29,521	329,454
Calpine Corp.[a]	14,766	233,008
Dynegy Inc.[a]	4,781	84,289
NRG Energy Inc.	14,151	213,680
Talen Energy Corp.[a,b]	3,597	41,941

		902,372

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 2.25%
3M Co.	26,488	$4,433,561
Carlisle Companies Inc.	2,835	288,887
Danaher Corp.	26,279	2,542,493
General Electric Co.	409,133	12,580,840
Roper Technologies Inc.	4,448	783,248

		20,629,029
INSURANCE — 2.94%
Aflac Inc.	18,364	1,266,565
Alleghany Corp.[a]	684	356,556
Allied World Assurance Co. Holdings AG	3,921	139,509
Allstate Corp. (The)	16,635	1,082,107
American Financial Group Inc./OH	3,083	213,066
American International Group Inc.	50,323	2,809,030
AmTrust Financial Services Inc.	3,347	83,173
Aon PLC	11,785	1,238,839
Arch Capital Group Ltd.[a]	5,314	374,584
Arthur J Gallagher & Co.	7,699	354,462
Aspen Insurance Holdings Ltd.	2,540	117,729
Assurant Inc.	2,883	243,815
Assured Guaranty Ltd.	6,139	158,816
Axis Capital Holdings Ltd.	4,231	225,385
Brown & Brown Inc.	5,041	176,989
Chubb Ltd.	20,211	2,382,068
Cincinnati Financial Corp.	6,492	428,537
CNO Financial Group Inc.	7,978	146,556
Endurance Specialty Holdings Ltd.	2,619	167,564
Erie Indemnity Co. Class A	1,090	102,885
Everest Re Group Ltd.	1,879	347,427
First American Financial Corp.	4,922	177,290
FNF Group	12,102	386,054
Genworth Financial Inc. Class Aa	21,402	73,409
Hanover Insurance Group Inc. (The)	1,939	166,289
Hartford Financial Services Group Inc. (The)	17,442	774,076
Kemper Corp.	2,108	65,264
Lincoln National Corp.	10,476	455,182
Loews Corp.	11,776	467,272
Markel Corp.[a]	611	549,356
Marsh & McLennan Companies Inc.	22,887	1,445,314
Mercury General Corp.	1,328	70,251
MetLife Inc.	48,239	2,175,579
Old Republic International Corp.	10,331	191,020
Primerica Inc.	2,126	105,365

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Principal Financial Group Inc.	11,695	$499,143
ProAssurance Corp.	2,325	110,972
Progressive Corp. (The)	25,824	841,862
Prudential Financial Inc.	19,484	1,512,738
Reinsurance Group of America Inc.	2,866	272,901
RenaissanceRe Holdings Ltd.	1,914	212,282
RLI Corp.	1,518	94,389
Torchmark Corp.	5,027	291,013
Travelers Companies Inc. (The)	12,970	1,425,403
Unum Group	10,503	359,308
Validus Holdings Ltd.	3,590	165,463
White Mountains Insurance Group Ltd.	259	214,970
Willis Towers Watson PLC	6,085	760,016
WR Berkley Corp.	4,404	246,624
XL Group PLC	12,591	412,103

		26,936,570
INTERNET & CATALOG RETAIL — 1.94%
Amazon.com Inc.[a]	16,930	11,166,859
Expedia Inc.	5,222	604,551
Groupon Inc.[a,b]	18,901	68,422
HSN Inc.	1,412	74,878
Liberty Interactive Corp. QVC Group Series Aa	20,381	533,982
Liberty TripAdvisor Holdings Inc. Class Aa	2,795	61,658
Liberty Ventures Series Aa	5,775	231,000
Netflix Inc.[a]	18,839	1,696,075
Priceline Group Inc. (The)[a]	2,177	2,925,148
Shutterfly Inc.[a]	1,629	74,901
TripAdvisor Inc.[a,b]	5,034	325,146

		17,762,620
INTERNET SOFTWARE & SERVICES — 3.85%
Akamai Technologies Inc.[a]	7,634	389,258
Alphabet Inc. Class Aa	12,829	9,081,392
Alphabet Inc. Class Ca	13,030	9,029,920
CoStar Group Inc.[a]	1,438	283,732
Demandware Inc.[a,b]	1,509	69,535
eBay Inc.[a]	47,682	1,164,871
Facebook Inc. Class Aa	100,629	11,831,958
IAC/InterActiveCorp	3,314	153,571
j2 Global Inc.	2,057	130,661
LinkedIn Corp. Class Aa	5,026	629,808
Pandora Media Inc.[a,b]	8,792	87,305
Rackspace Hosting Inc.[a]	5,177	118,398

Security	Shares	Value
Twitter Inc.[a,b]	26,324	$384,857
VeriSign Inc.[a,b]	4,146	358,214
Yahoo! Inc.[a]	38,249	1,399,913
Yelp Inc.[a,b]	2,261	47,481
Zillow Group Inc. Class Aa,b	1,826	45,686
Zillow Group Inc. Class Ca,b	4,805	115,512

		35,322,072
IT SERVICES — 3.73%
Accenture PLC Class A	27,596	3,116,140
Acxiom Corp.[a]	3,155	69,315
Alliance Data Systems Corp.[a]	2,581	524,743
Amdocs Ltd.	6,696	378,592
Automatic Data Processing Inc.	19,975	1,766,589
Booz Allen Hamilton Holding Corp.	4,854	133,825
Broadridge Financial Solutions Inc.	5,256	314,519
CACI International Inc. Class Aa	1,133	108,938
Cognizant Technology Solutions Corp. Class Aa	26,736	1,560,580
Computer Sciences Corp.	6,071	201,132
Convergys Corp.	4,178	110,717
CoreLogic Inc./U.S.[a]	3,903	138,478
CSRA Inc.	6,018	156,227
DST Systems Inc.	1,342	161,953
EPAM Systems Inc.[a,b]	1,810	132,003
Euronet Worldwide Inc.[a]	2,255	173,860
Fidelity National Information Services Inc.	12,037	792,035
First Data Corp. Class Aa	7,758	88,364
Fiserv Inc.[a]	9,803	957,949
FleetCor Technologies Inc.[a]	3,432	530,862
Gartner Inc.[a,b]	3,539	308,495
Genpact Ltd.[a]	6,673	186,110
Global Payments Inc.	6,756	487,648
International Business Machines Corp.	38,802	5,662,764
Jack Henry & Associates Inc.	3,371	273,152
Leidos Holdings Inc.	2,733	135,584
MasterCard Inc. Class A	42,927	4,163,490
MAXIMUS Inc.	2,912	154,045
NeuStar Inc. Class Aa,b	2,171	50,997
Paychex Inc.	14,142	737,081
PayPal Holdings Inc.[a]	48,928	1,916,999
Sabre Corp.	8,976	259,855
Science Applications International Corp.	1,717	91,155
Teradata Corp.[a]	5,763	145,804

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Total System Services Inc.	7,428	$379,868
Vantiv Inc. Class Aa	6,956	379,380
Visa Inc. Class A	84,208	6,504,226
Western Union Co. (The)	21,830	436,600
WEX Inc.[a]	1,634	154,397
Xerox Corp.	41,586	399,226

		34,243,697
LEISURE PRODUCTS — 0.16%
Brunswick Corp./DE	4,040	194,041
Hasbro Inc.	4,902	414,905
Mattel Inc.	15,004	466,475
Polaris Industries Inc.	2,690	263,297
Vista Outdoor Inc.[a]	2,654	127,339

		1,466,057
LIFE SCIENCES TOOLS & SERVICES — 0.67%
Agilent Technologies Inc.	14,470	592,112
Bio-Rad Laboratories Inc. Class Aa	950	134,758
Bio-Techne Corp.	1,581	147,318
Bruker Corp.	5,031	142,377
Charles River Laboratories International Inc.[a]	2,060	163,296
Illumina Inc.[a,b]	6,426	867,446
Mettler-Toledo International Inc.[a]	1,168	418,086
PAREXEL International Corp.[a]	2,399	146,579
PerkinElmer Inc.	4,823	243,176
Quintiles Transnational Holdings Inc.[a]	4,221	291,544
Thermo Fisher Scientific Inc.	17,349	2,502,593
Waters Corp.[a]	3,514	457,382

		6,106,667
MACHINERY — 1.61%
Actuant Corp. Class A	2,677	71,503
AGCO Corp.	3,238	173,136
Allison Transmission Holdings Inc.	7,719	222,384
Caterpillar Inc.	25,599	1,989,554
CLARCOR Inc.	2,145	126,062
Colfax Corp.[a]	4,179	135,525
Crane Co.	2,059	114,419
Cummins Inc.	7,129	834,307
Deere & Co.	13,172	1,107,897
Donaldson Co. Inc.	5,427	177,354
Dover Corp.	6,898	453,199
Flowserve Corp.	5,831	284,611
Graco Inc.	2,388	187,195
Hillenbrand Inc.	2,646	80,200
IDEX Corp.	3,241	265,438

Security	Shares	Value
Illinois Tool Works Inc.	14,381	$1,503,102
Ingersoll-Rand PLC	11,294	740,209
ITT Corp.	3,944	151,331
Joy Global Inc.	4,288	91,334
Kennametal Inc.	3,372	78,837
Lincoln Electric Holdings Inc.	2,937	184,062
Manitowoc Co. Inc. (The)	5,660	32,262
Manitowoc Foodservice Inc.[a]	5,660	84,957
Middleby Corp. (The)[a,b]	2,458	269,495
Mueller Industries Inc.	2,401	75,776
Navistar International Corp.[a,b]	2,865	43,233
Nordson Corp.	2,368	181,697
Oshkosh Corp.	3,148	153,780
PACCAR Inc.	15,539	915,403
Parker-Hannifin Corp.	5,873	681,385
Pentair PLC	7,998	464,524
Snap-on Inc.	2,555	406,960
SPX Corp.	1,819	29,286
SPX FLOW Inc.[a]	1,819	54,497
Stanley Black & Decker Inc.	6,686	748,297
Terex Corp.	4,730	113,000
Timken Co. (The)	3,067	109,277
Toro Co. (The)	2,372	205,059
Trinity Industries Inc.	6,754	131,771
WABCO Holdings Inc.[a]	2,378	266,716
Wabtec Corp./DE	4,042	335,203
Woodward Inc.	2,303	124,846
Xylem Inc./NY	7,954	332,318

		14,731,401
MARINE — 0.02%
Kirby Corp.[a]	2,424	154,700

		154,700
MEDIA — 3.34%
AMC Networks Inc. Class Aa	2,737	178,534
Cable One Inc.	194	89,038
Cablevision Systems Corp. Class A	9,769	326,187
CBS Corp. Class A	325	19,497
CBS Corp. Class B NVS	18,548	1,037,019
Charter Communications Inc. Class Aa,b	3,373	715,885
Cinemark Holdings Inc.	4,776	165,488
Comcast Corp. Class A	106,754	6,486,373
Discovery Communications Inc. Class Aa,b	6,737	183,987

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Discovery Communications Inc. Class C NVS[a,b]	10,464	$280,226
DISH Network Corp. Class Aa,b	9,968	491,323
DreamWorks Animation SKG Inc. Class Aa,b	3,063	122,275
Gannett Co. Inc.	4,905	82,649
Interpublic Group of Companies Inc. (The)	17,899	410,603
John Wiley & Sons Inc. Class A	2,249	111,528
Liberty Braves Group Class Aa,b	427	6,678
Liberty Braves Group Class Ca	855	12,757
Liberty Broadband Corp. Class Aa	1,051	60,243
Liberty Broadband Corp. Class Ca	2,970	170,032
Liberty Global PLC Series Aa,b	11,235	423,897
Liberty Global PLC Series C NVS[a,b]	25,548	935,057
Liberty Global PLC LiLAC Class Aa	540	20,266
Liberty Global PLC LiLAC Class Ca,b	1,275	51,778
Liberty Media Group Class Aa,b	1,069	19,563
Liberty Media Group Class Ca	2,138	38,484
Liberty SiriusXM Group Class Aa	4,276	140,125
Liberty SiriusXM Group Class Ca	8,552	273,835
Lions Gate Entertainment Corp.	4,061	90,154
Live Nation Entertainment Inc.[a]	6,535	140,372
Madison Square Garden Co. (The)[a]	876	137,514
Meredith Corp.	1,548	79,428
MSG Networks Inc. Class Aa	2,629	44,930
New York Times Co. (The) Class A	5,414	69,407
News Corp. Class A	16,457	204,396
News Corp. Class B	4,795	62,143
Omnicom Group Inc.	10,535	874,089
Regal Entertainment Group Class A	2,643	55,107
Scripps Networks Interactive Inc. Class A	4,198	261,745
Sinclair Broadcast Group Inc. Class A	3,194	102,432
Sirius XM Holdings Inc.[a,b]	92,736	366,307
Starz Series Aa,b	3,613	98,310
TEGNA Inc.	9,816	229,302
Time Inc.	4,754	69,884
Time Warner Cable Inc.	12,402	2,630,588
Time Warner Inc.	34,742	2,610,514
Tribune Media Co.	3,488	134,462
Twenty-First Century Fox Inc. Class A	49,223	1,489,488
Twenty-First Century Fox Inc. Class B	19,117	575,804
Viacom Inc. Class A	620	27,237
Viacom Inc. Class B NVS	15,031	614,768
Walt Disney Co. (The)	65,868	6,801,530

		30,623,238

Security	Shares	Value
METALS & MINING — 0.45%
Alcoa Inc.	58,144	$649,468
Allegheny Technologies Inc.	4,592	75,033
Carpenter Technology Corp.	1,892	66,996
Commercial Metals Co.[b]	4,904	87,880
Compass Minerals International Inc.	1,397	104,719
Freeport-McMoRan Inc.	54,466	762,524
Newmont Mining Corp.	23,361	816,934
Nucor Corp.	13,820	687,960
Reliance Steel & Aluminum Co.	3,109	229,973
Royal Gold Inc.	2,780	174,084
Steel Dynamics Inc.	10,976	276,705
Stillwater Mining Co.[a,b]	4,877	59,499
U.S. Steel Corp.[b]	6,165	117,813
Worthington Industries Inc.	1,869	70,555

		4,180,143
MULTI-UTILITIES — 1.05%
Ameren Corp.	10,662	511,776
Avista Corp.	2,856	114,440
Black Hills Corp.	2,242	135,843
CenterPoint Energy Inc.	19,007	407,700
CMS Energy Corp.	12,158	494,588
Consolidated Edison Inc.	12,870	960,102
Dominion Resources Inc./VA	26,243	1,875,587
DTE Energy Co.	7,926	706,682
MDU Resources Group Inc.	8,921	178,955
NiSource Inc.	14,175	321,914
NorthWestern Corp.	2,194	124,707
Public Service Enterprise Group Inc.	22,190	1,023,625
SCANA Corp.	6,202	426,015
Sempra Energy	10,390	1,073,807
TECO Energy Inc.	10,538	292,640
Vectren Corp.	3,513	171,610
WEC Energy Group Inc.	13,793	802,891

		9,622,882
MULTILINE RETAIL — 0.59%
Big Lots Inc.	2,178	99,883
Dillard’s Inc. Class A	891	62,771
Dollar General Corp.	12,738	1,043,369
Dollar Tree Inc.[a]	10,322	822,767
JC Penney Co. Inc.[a]	13,985	129,781
Kohl’s Corp.	8,216	363,969
Macy’s Inc.	13,732	543,650
Nordstrom Inc.[b]	5,645	288,629
Target Corp.	26,487	2,105,716

		5,460,535

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 5.68%
Anadarko Petroleum Corp.	22,407	$1,182,193
Antero Resources Corp.[a,b]	3,643	103,097
Apache Corp.	16,728	910,003
Cabot Oil & Gas Corp.	20,005	468,117
California Resources Corp.	16,809	36,980
Carrizo Oil & Gas Inc.[a]	2,395	84,711
Cheniere Energy Inc.[a]	10,317	401,125
Chesapeake Energy Corp.	22,309	153,263
Chevron Corp.	82,597	8,439,761
Cimarex Energy Co.	4,195	456,752
Cobalt International Energy Inc.[a]	14,600	47,158
Columbia Pipeline Group Inc.	17,526	449,016
Concho Resources Inc.[a]	5,611	651,830
ConocoPhillips	54,346	2,597,195
CONSOL Energy Inc.	9,747	146,692
Continental Resources Inc./OKa,b	3,634	135,403
Denbury Resources Inc.	15,477	59,741
Devon Energy Corp.	22,234	771,075
Diamondback Energy Inc.[a]	3,115	269,697
Energen Corp.	4,137	175,781
EOG Resources Inc.	24,196	1,999,074
EQT Corp.	7,020	492,102
Exxon Mobil Corp.	182,096	16,097,286
Gulfport Energy Corp.[a]	5,365	167,925
Hess Corp.	11,648	694,454
HollyFrontier Corp.	7,837	278,997
Kinder Morgan Inc./DE	80,208	1,424,494
Marathon Oil Corp.	36,984	521,105
Marathon Petroleum Corp.	23,154	904,858
Murphy Oil Corp.	7,243	258,865
Newfield Exploration Co.[a]	8,732	316,535
Noble Energy Inc.	18,822	679,662
Oasis Petroleum Inc.[a]	7,657	74,196
Occidental Petroleum Corp.	33,572	2,573,294
ONEOK Inc.	9,375	338,906
PBF Energy Inc.	4,139	133,193
Phillips 66	20,653	1,695,818
Pioneer Natural Resources Co.	7,205	1,196,751
QEP Resources Inc.	8,338	149,500
Range Resources Corp.	7,244	319,533
SemGroup Corp. Class A	1,899	58,223
SM Energy Co.	2,862	89,180
Southwestern Energy Co.[a,b]	16,606	223,019
Spectra Energy Corp.	29,436	920,464

Security	Shares	Value
Targa Resources Corp.	7,093	$286,983
Teekay Corp.	2,047	22,926
Tesoro Corp.	5,197	414,149
Ultra Petroleum Corp.[a,b]	6,446	2,012
Valero Energy Corp.	20,684	1,217,667
Western Refining Inc.[b]	3,046	81,511
Whiting Petroleum Corp.[a,b]	8,789	105,468
Williams Companies Inc. (The)	30,053	582,728
World Fuel Services Corp.	3,084	144,115
WPX Energy Inc.[a,b]	10,366	100,136

		52,104,719
PAPER & FOREST PRODUCTS — 0.03%
Domtar Corp.	2,753	106,376
KapStone Paper and Packaging Corp.	3,760	59,746
Louisiana-Pacific Corp.[a]	5,949	101,133

		267,255
PERSONAL PRODUCTS — 0.16%
Avon Products Inc.	18,389	86,612
Edgewell Personal Care Co.	2,588	212,397
Estee Lauder Companies Inc. (The) Class A	9,802	939,718
Herbalife Ltd.[a]	2,903	168,229
Nu Skin Enterprises Inc. Class A	2,521	102,781

		1,509,737
PHARMACEUTICALS — 4.91%
Akorn Inc.[a]	3,503	89,151
Allergan PLC[a]	17,279	3,741,940
Bristol-Myers Squibb Co.	73,314	5,291,805
Catalent Inc.[a]	4,383	129,430
Eli Lilly & Co.	42,776	3,230,871
Endo International PLC[a]	9,178	247,806
Horizon Pharma PLC[a,b]	6,556	100,766
Impax Laboratories Inc.[a]	3,137	104,619
Innoviva Inc.[b]	3,284	40,525
Jazz Pharmaceuticals PLC[a]	2,674	402,972
Johnson & Johnson	120,994	13,561,008
Mallinckrodt PLC[a]	5,025	314,163
Merck & Co. Inc.	121,766	6,677,647
Mylan NVa	18,219	759,914
Pacira Pharmaceuticals Inc./DEa,b	1,593	86,197
Perrigo Co. PLC	6,422	620,815
Pfizer Inc.	265,241	8,676,033
Zoetis Inc.	20,188	949,442

		45,025,104

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
PROFESSIONAL SERVICES — 0.35%
Advisory Board Co. (The)[a,b]	1,826	$57,775
CEB Inc.	1,412	87,106
Dun & Bradstreet Corp. (The)	1,523	168,154
Equifax Inc.	5,190	624,098
FTI Consulting Inc.[a,b]	1,760	70,928
IHS Inc. Class Aa	2,953	363,751
ManpowerGroup Inc.	3,222	248,191
Nielsen Holdings PLC	15,732	820,266
Robert Half International Inc.	5,690	217,984
Verisk Analytics Inc. Class Aa	6,771	525,294

		3,183,547
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.02%
Alexandria Real Estate Equities Inc.	3,250	302,088
American Campus Communities Inc.	5,591	250,197
American Capital Agency Corp.	15,124	277,828
American Homes 4 Rent Class A	8,095	128,063
American Tower Corp.	18,628	1,953,705
Annaly Capital Management Inc.	42,022	437,869
Apartment Investment & Management Co. Class A	6,955	278,617
Apple Hospitality REIT Inc.[b]	6,558	124,143
AvalonBay Communities Inc.	5,999	1,060,563
Blackstone Mortgage Trust Inc. Class A	4,130	113,492
Boston Properties Inc.	6,737	868,130
Brandywine Realty Trust	7,667	114,622
Brixmor Property Group Inc.	7,442	187,911
Camden Property Trust	3,746	302,415
Care Capital Properties Inc.	3,500	93,345
CBL & Associates Properties Inc.[b]	6,451	75,348
Chimera Investment Corp.	8,706	123,625
Colony Capital Inc.	4,934	87,233
Columbia Property Trust Inc.	5,327	118,792
Communications Sales & Leasing Inc.[a]	5,073	117,846
Corporate Office Properties Trust	4,186	107,496
Corrections Corp. of America	4,951	150,609
Cousins Properties Inc.	9,247	95,706
Crown Castle International Corp.	14,578	1,266,537
CubeSmart	7,423	219,795
CYS Investments Inc.	7,474	60,614
DCT Industrial Trust Inc.	4,005	161,682
DDR Corp.	13,118	229,565
DiamondRock Hospitality Co.	8,248	73,490
Digital Realty Trust Inc.[b]	6,483	570,374
Douglas Emmett Inc.	5,954	193,207

Security	Shares	Value
Duke Realty Corp.	14,987	$327,766
DuPont Fabros Technology Inc.	3,200	127,424
EastGroup Properties Inc.	1,294	77,317
EPR Properties	2,750	181,170
Equinix Inc.	3,010	994,354
Equity Commonwealth[a]	5,740	160,203
Equity Lifestyle Properties Inc.	3,498	239,578
Equity Residential	16,040	1,091,843
Essex Property Trust Inc.	2,868	632,251
Extra Space Storage Inc.	5,485	465,951
Federal Realty Investment Trust	3,054	464,452
Forest City Realty Trust Inc.	9,826	204,184
Four Corners Property Trust Inc.	2,331	41,375
Gaming and Leisure Properties Inc.[b]	7,472	245,007
General Growth Properties Inc.	25,647	718,885
GEO Group Inc. (The)	3,317	106,244
Hatteras Financial Corp.	4,241	67,389
HCP Inc.[b]	20,527	694,428
Healthcare Realty Trust Inc.[b]	4,578	138,622
Healthcare Trust of America Inc. Class A	5,315	153,550
Highwoods Properties Inc.	4,301	200,986
Hospitality Properties Trust[b]	6,526	167,000
Host Hotels & Resorts Inc.	32,781	518,595
Invesco Mortgage Capital Inc.	5,567	71,536
Iron Mountain Inc.[b]	8,604	314,304
Kilroy Realty Corp.	4,114	266,628
Kimco Realty Corp.	18,282	514,090
Kite Realty Group Trust	3,765	102,521
Lamar Advertising Co. Class A	3,566	221,235
LaSalle Hotel Properties	4,761	113,788
Lexington Realty Trust	8,724	76,597
Liberty Property Trust	6,285	219,347
Macerich Co. (The)	5,575	424,146
Mack-Cali Realty Corp.	3,800	97,128
Medical Properties Trust Inc.	10,110	134,564
MFA Financial Inc.	15,831	109,392
Mid-America Apartment Communities Inc.	3,377	323,213
National Retail Properties Inc.[b]	6,237	272,931
New Residential Investment Corp.	10,290	124,509
NorthStar Realty Europe Corp.[b]	2,581	30,791
NorthStar Realty Finance Corp.	7,751	99,135
Omega Healthcare Investors Inc.	7,207	243,380
Outfront Media Inc.	5,826	126,366

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Paramount Group Inc.	7,226	$120,674
Pebblebrook Hotel Trust	3,179	87,868
Piedmont Office Realty Trust Inc. Class A	6,466	128,738
Post Properties Inc.	2,331	133,706
Potlatch Corp.	1,699	59,839
Prologis Inc.	23,009	1,044,839
Public Storage	6,473	1,584,655
Rayonier Inc.	5,331	131,569
Realty Income Corp.[b]	10,940	647,648
Redwood Trust Inc.	3,492	45,256
Regency Centers Corp.	4,326	318,826
Retail Properties of America Inc. Class A	10,445	167,016
RLJ Lodging Trust	5,643	118,898
Ryman Hospitality Properties Inc.	2,175	112,078
Senior Housing Properties Trust	9,879	173,673
Simon Property Group Inc.	13,600	2,735,912
SL Green Realty Corp.	4,363	458,464
Sovran Self Storage Inc.	1,680	178,450
Spirit Realty Capital Inc.	18,923	216,290
Starwood Property Trust Inc.	10,320	199,795
Sun Communities Inc.	2,785	189,018
Sunstone Hotel Investors Inc.	8,987	115,123
Tanger Factory Outlet Centers Inc.	3,977	139,513
Taubman Centers Inc.	2,654	184,320
Two Harbors Investment Corp.	15,708	122,994
UDR Inc.	11,827	412,999
Urban Edge Properties	4,341	112,606
Ventas Inc.[b]	14,758	916,767
VEREIT Inc.	39,249	348,531
Vornado Realty Trust	7,832	749,757
Washington REIT	2,788	79,932
Weingarten Realty Investors	5,153	190,249
Welltower Inc.	15,524	1,077,676
Weyerhaeuser Co.	34,680	1,113,922
WP Carey Inc.	4,234	258,655
WP Glimcher Inc.	7,878	82,640
Xenia Hotels & Resorts Inc.	4,814	74,039

		36,882,017
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.12%
Alexander & Baldwin Inc.	1,837	70,247
CBRE Group Inc. Class Aa	12,568	372,390
Howard Hughes Corp. (The)[a]	1,579	166,063
Jones Lang LaSalle Inc.	1,944	223,891

Security	Shares	Value
Realogy Holdings Corp.[a,b]	6,571	$234,848
St. Joe Co. (The)[a,b]	3,144	52,976

		1,120,415
ROAD & RAIL — 0.79%
Avis Budget Group Inc.[a]	4,097	102,835
CSX Corp.	41,919	1,143,131
Genesee & Wyoming Inc. Class Aa	2,388	155,483
Hertz Global Holdings Inc.[a]	17,443	161,522
JB Hunt Transport Services Inc.	3,930	325,718
Kansas City Southern	4,776	452,526
Landstar System Inc.	1,965	128,806
Norfolk Southern Corp.	12,986	1,170,169
Old Dominion Freight Line Inc.[a]	2,988	197,357
Ryder System Inc.	2,247	154,863
Union Pacific Corp.	37,040	3,230,999

		7,223,409
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.51%
Advanced Micro Devices Inc.[a,b]	29,979	106,425
Analog Devices Inc.	13,637	768,036
Applied Materials Inc.	49,432	1,011,873
Broadcom Ltd.	16,303	2,376,162
Cavium Inc.[a,b]	2,598	128,263
Cree Inc.[a]	4,327	106,055
Cypress Semiconductor Corp.	14,618	132,001
Fairchild Semiconductor International Inc.[a]	4,716	94,320
First Solar Inc.[a,b]	3,267	182,429
Integrated Device Technology Inc.[a]	6,153	118,630
Intel Corp.	207,278	6,276,378
KLA-Tencor Corp.	6,861	479,858
Lam Research Corp.	7,036	537,550
Linear Technology Corp.	10,506	467,307
Marvell Technology Group Ltd.	20,343	203,023
Maxim Integrated Products Inc.	12,426	443,857
Microchip Technology Inc.	9,232	448,583
Micron Technology Inc.[a]	45,618	490,394
Microsemi Corp.[a]	4,796	162,057
NVIDIA Corp.	22,304	792,461
ON Semiconductor Corp.[a]	17,830	168,850
Qorvo Inc.[a]	5,677	255,635
QUALCOMM Inc.	65,444	3,306,231
Semtech Corp.[a]	2,950	63,838
Silicon Laboratories Inc.[a]	1,620	75,816
Skyworks Solutions Inc.	8,482	566,767

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Synaptics Inc.[a]	1,569	$112,262
Teradyne Inc.	8,883	167,978
Texas Instruments Inc.	44,003	2,509,931
Xilinx Inc.	11,129	479,437

		23,032,407
SOFTWARE — 4.14%
ACI Worldwide Inc.[a,b]	5,348	106,907
Activision Blizzard Inc.	22,275	767,819
Adobe Systems Inc.[a]	21,791	2,053,148
ANSYS Inc.[a,b]	3,827	347,377
Aspen Technology Inc.[a,b]	3,607	137,174
Autodesk Inc.[a]	9,832	588,150
Blackbaud Inc.	2,051	126,690
CA Inc.	12,888	382,258
Cadence Design Systems Inc.[a]	13,466	312,277
CDK Global Inc.	6,847	325,712
Citrix Systems Inc.[a]	6,708	548,983
CommVault Systems Inc.[a]	1,899	83,119
Electronic Arts Inc.[a]	13,476	833,491
Fair Isaac Corp.	1,403	149,714
FireEye Inc.[a,b]	6,630	115,031
Fortinet Inc.[a]	6,317	205,366
Guidewire Software Inc.[a,b]	3,092	176,151
Intuit Inc.	11,293	1,139,351
Manhattan Associates Inc.[a]	3,111	188,340
Mentor Graphics Corp.	4,041	80,658
Microsoft Corp.	346,822	17,296,013
NetSuite Inc.[a,b]	1,583	128,286
Nuance Communications Inc.[a]	10,493	180,270
Oracle Corp.	138,311	5,513,076
Proofpoint Inc.[a,b]	1,786	104,052
PTC Inc.[a]	5,108	186,238
Qlik Technologies Inc.[a]	4,183	128,795
Red Hat Inc.[a]	7,998	586,813
salesforce.com inc.[a]	27,711	2,100,494
ServiceNow Inc.[a]	6,521	466,121
Splunk Inc.[a]	5,618	292,024
SS&C Technologies Holdings Inc.	3,608	220,629
Symantec Corp.	28,679	477,362
Synopsys Inc.[a]	6,550	311,256
Tableau Software Inc. Class Aa	2,365	122,270
Take-Two Interactive Software Inc.[a,b]	3,827	130,807
Tyler Technologies Inc.[a]	1,479	216,540
Ultimate Software Group Inc. (The)[a]	1,250	245,737
Verint Systems Inc.[a,b]	2,652	89,744

Security	Shares	Value
VMware Inc. Class Aa,b	3,373	$191,957
Workday Inc. Class Aa,b	4,856	364,103

		38,020,303
SPECIALTY RETAIL — 2.59%
Aaron’s Inc.	2,970	77,844
Abercrombie & Fitch Co. Class Ab	2,716	72,599
Advance Auto Parts Inc.	3,183	496,866
American Eagle Outfitters Inc.	7,021	100,470
Asbury Automotive Group Inc.[a]	1,185	71,835
Ascena Retail Group Inc.[a]	7,007	61,732
AutoNation Inc.[a,b]	3,131	158,585
AutoZone Inc.[a,b]	1,334	1,020,817
Bed Bath & Beyond Inc.[a,b]	7,220	340,928
Best Buy Co. Inc.	12,388	397,407
Burlington Stores Inc.[a]	3,344	190,508
Cabela’s Inc.[a,b]	2,254	117,546
CarMax Inc.[a,b]	8,607	455,741
Chico’s FAS Inc.	5,731	72,268
CST Brands Inc.	3,216	121,468
Dick’s Sporting Goods Inc.	3,798	175,999
DSW Inc. Class A	3,194	78,477
Foot Locker Inc.[b]	5,997	368,456
GameStop Corp. Class A	4,548	149,174
Gap Inc. (The)	9,760	226,237
Genesco Inc.[a]	1,045	72,293
GNC Holdings Inc. Class A	3,748	91,301
Group 1 Automotive Inc.	912	60,046
Guess? Inc.	2,621	48,095
Home Depot Inc. (The)	55,617	7,446,560
L Brands Inc.	11,125	870,976
Lithia Motors Inc. Class A	1,032	85,677
Lowe’s Companies Inc.	40,051	3,044,677
Murphy USA Inc.[a]	1,676	96,236
O’Reilly Automotive Inc.[a]	4,238	1,113,238
Office Depot Inc.[a]	21,152	124,374
Restoration Hardware Holdings Inc.[a,b]	1,595	69,016
Ross Stores Inc.	17,859	1,014,034
Sally Beauty Holdings Inc.[a]	6,497	204,006
Signet Jewelers Ltd.	3,440	373,446
Staples Inc.	27,691	282,448
Tailored Brands Inc.	1,940	33,795
Tiffany & Co.	4,826	344,335
TJX Companies Inc. (The)	29,282	2,220,161
Tractor Supply Co.	5,898	558,305

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
Ulta Salon Cosmetics & Fragrance Inc.[a]	2,758	$574,436
Urban Outfitters Inc.[a,b]	3,667	111,183
Williams-Sonoma Inc.	3,677	216,134

		23,809,729
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.20%
3D Systems Corp.[a,b]	4,392	77,694
Apple Inc.	243,133	22,791,287
Diebold Inc.	2,702	70,981
Electronics For Imaging Inc.[a]	1,981	78,923
EMC Corp./MA	85,590	2,234,755
Hewlett Packard Enterprise Co.	75,479	1,257,480
HP Inc.	75,922	931,563
Lexmark International Inc. Class A	2,698	104,143
NCR Corp.[a]	5,398	157,028
NetApp Inc.	12,501	295,524
SanDisk Corp.	8,748	657,237
Seagate Technology PLC	13,045	283,990
Western Digital Corp.	10,305	421,114

		29,361,719
TEXTILES, APPAREL & LUXURY GOODS — 0.91%
Carter’s Inc.	2,320	247,474
Coach Inc.	12,149	489,240
Deckers Outdoor Corp.[a,b]	1,469	84,923
Fossil Group Inc.[a,b]	1,692	68,526
G-III Apparel Group Ltd.[a]	1,776	80,364
Hanesbrands Inc.	16,913	490,984
Kate Spade & Co.[a]	5,628	144,809
lululemon athletica Inc.[a]	4,833	316,803
Michael Kors Holdings Ltd.[a]	7,890	407,597
NIKE Inc. Class B	59,097	3,483,177
PVH Corp.	3,628	346,837
Ralph Lauren Corp.	2,508	233,771
Skechers U.S.A. Inc. Class Aa	5,857	193,574
Steven Madden Ltd.[a]	2,409	84,339
Under Armour Inc.[a,b]	7,982	325,666
Under Armour Inc. Class Aa,b	7,982	350,729
VF Corp.	14,811	933,834
Wolverine World Wide Inc.	4,280	81,106

		8,363,753
THRIFTS & MORTGAGE FINANCE — 0.08%
Capitol Federal Financial Inc.	5,980	79,474
MGIC Investment Corp.[a]	14,444	104,430
New York Community Bancorp. Inc.	21,626	325,039

Security	Shares	Value
Radian Group Inc.	9,171	$117,297
Washington Federal Inc.	4,213	102,334

		728,574
TOBACCO — 1.51%
Altria Group Inc.	85,951	5,389,987
Philip Morris International Inc.	67,977	6,669,903
Reynolds American Inc.	36,363	1,803,605

		13,863,495
TRADING COMPANIES & DISTRIBUTORS — 0.28%
Air Lease Corp.	4,203	128,107
Applied Industrial Technologies Inc.	1,835	84,098
Fastenal Co.[b]	12,613	590,162
GATX Corp.	1,974	90,686
HD Supply Holdings Inc.[a]	8,244	282,604
MRC Global Inc.[a]	4,348	60,785
MSC Industrial Direct Co. Inc. Class A	2,021	156,627
NOW Inc.[a]	4,595	82,986
United Rentals Inc.[a,b]	4,046	270,799
Watsco Inc.	1,146	154,103
WESCO International Inc.[a]	1,867	109,761
WW Grainger Inc.	2,467	578,561

		2,589,279
TRANSPORTATION INFRASTRUCTURE — 0.02%
Macquarie Infrastructure Corp.	3,241	228,134

		228,134
WATER UTILITIES — 0.09%
American Water Works Co. Inc.	7,805	567,892
Aqua America Inc.	7,963	252,108

		820,000
WIRELESS TELECOMMUNICATION SERVICES — 0.08%
Sprint Corp.[a,b]	33,682	115,529
T-Mobile U.S. Inc.[a]	12,187	478,705
Telephone & Data Systems Inc.	4,310	127,447

		721,681

TOTAL COMMON STOCKS (Cost: $706,564,721)		915,426,418

SHORT-TERM INVESTMENTS — 2.78%

MONEY MARKET FUNDS — 2.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	23,099,881	23,099,881

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2016

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,260,387	$1,260,387
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	1,135,769	1,135,769

		25,496,037

TOTAL SHORT-TERM INVESTMENTS (Cost: $25,496,037)		25,496,037

TOTAL INVESTMENTS IN SECURITIES — 102.58% (Cost: $732,060,758)		940,922,455
Other Assets Less Liabilities — (2.58)%		(23,688,614)

NET ASSETS — 100.00%		$917,233,841

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.98%

AIR FREIGHT & LOGISTICS — 30.29%
CH Robinson Worldwide Inc.	360,118	$25,557,575
Expeditors International of Washington Inc.	494,496	24,531,947
FedEx Corp.	445,340	73,530,087
United Parcel Service Inc. Class B	451,602	47,449,822

		171,069,431
AIRLINES — 20.29%
Alaska Air Group Inc.	343,997	24,227,709
American Airlines Group Inc.	468,918	16,266,765
Delta Air Lines Inc.	483,215	20,135,569
JetBlue Airways Corp.[a]	526,933	10,428,004
Southwest Airlines Co.	484,067	21,594,229
United Continental Holdings Inc.[a]	478,142	21,903,685

		114,555,961
MARINE — 7.88%
Kirby Corp.[a,b]	414,417	26,448,093
Matson Inc.	464,449	18,057,777

		44,505,870
ROAD & RAIL — 41.52%
Avis Budget Group Inc.[a,b]	482,170	12,102,467
CSX Corp.	542,470	14,793,157
JB Hunt Transport Services Inc.	436,630	36,187,894
Kansas City Southern	437,030	41,408,593
Landstar System Inc.	404,684	26,527,036
Norfolk Southern Corp.	439,812	39,631,459
Ryder System Inc.	372,982	25,705,919
Union Pacific Corp.	436,816	38,103,460

		234,459,985

TOTAL COMMON STOCKS (Cost: $684,642,867)		564,591,247

SHORT-TERM INVESTMENTS — 4.48%

MONEY MARKET FUNDS — 4.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	23,209,458	23,209,458
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,266,366	1,266,366

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	852,656	$852,656

		25,328,480

TOTAL SHORT-TERM INVESTMENTS (Cost: $25,328,480)		25,328,480

TOTAL INVESTMENTS IN SECURITIES — 104.46% (Cost: $709,971,347)		589,919,727
Other Assets, Less Liabilities — (4.46)%		(25,196,642)

NET ASSETS — 100.00%		$564,723,085

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. ENERGY ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

ELECTRIC UTILITIES — 0.53%
OGE Energy Corp.	222,372	$6,579,988

		6,579,988
ELECTRICAL EQUIPMENT — 0.13%
Solarcity Corp.[a,b]	52,010	1,576,943

		1,576,943
ENERGY EQUIPMENT & SERVICES — 17.08%
Archrock Inc.	60,455	595,482
Atwood Oceanics Inc.	50,559	488,400
Baker Hughes Inc.	379,518	18,353,490
Bristow Group Inc.	30,359	695,828
Core Laboratories NV	38,616	5,161,415
Diamond Offshore Drilling Inc.	56,116	1,361,374
Dril-Quip Inc.[a,b]	38,306	2,482,995
Ensco PLC Class A	252,939	3,025,150
Exterran Corp.[a]	30,596	468,119
FMC Technologies Inc.[a]	197,013	6,006,926
Halliburton Co.	746,380	30,832,958
Helmerich & Payne Inc.	93,762	6,199,543
Nabors Industries Ltd.	244,887	2,399,893
National Oilwell Varco Inc.	325,721	11,738,985
Noble Corp. PLC	210,091	2,359,322
Oceaneering International Inc.	84,630	3,101,690
Oil States International Inc.[a,b]	44,859	1,553,916
Patterson-UTI Energy Inc.	127,990	2,527,803
Rowan Companies PLC Class A	108,747	2,045,531
Schlumberger Ltd.	1,231,257	98,919,187
Superior Energy Services Inc.	131,784	2,221,878
Transocean Ltd.[b]	295,900	3,278,572
U.S. Silica Holdings Inc.	53,773	1,373,900
Weatherford International PLC[a]	763,385	6,206,320

		213,398,677
OIL, GAS & CONSUMABLE FUELS — 81.87%
Anadarko Petroleum Corp.	441,058	23,270,220
Antero Resources Corp.[a,b]	67,468	1,909,344
Apache Corp.	327,914	17,838,522
Cabot Oil & Gas Corp.	400,294	9,366,880
California Resources Corp.	337,645	742,819
Carrizo Oil & Gas Inc.[a,b]	47,222	1,670,242
Cheniere Energy Inc.[a]	204,418	7,947,772
Chesapeake Energy Corp.	449,078	3,085,166
Chevron Corp.	1,662,931	169,918,290
Cimarex Energy Co.	83,542	9,096,053

Security	Shares	Value
Cobalt International Energy Inc.[a,b]	292,033	$943,267
Columbia Pipeline Group Inc.	400,577	10,262,783
Concho Resources Inc.[a,b]	113,950	13,237,571
ConocoPhillips	1,077,305	51,484,406
Continental Resources Inc./OKa,b	71,281	2,655,930
Denbury Resources Inc.	304,982	1,177,230
Devon Energy Corp.	442,292	15,338,687
Diamondback Energy Inc.[a,b]	66,801	5,783,631
Energen Corp.	83,943	3,566,738
EOG Resources Inc.	485,806	40,137,292
EQT Corp.	141,504	9,919,430
Exxon Mobil Corp.	3,406,833	301,164,037
Gulfport Energy Corp.[a]	106,697	3,339,616
Hess Corp.	229,507	13,683,207
HollyFrontier Corp.	153,282	5,456,839
Kinder Morgan Inc./DE	1,587,075	28,186,452
Marathon Oil Corp.	731,588	10,308,075
Marathon Petroleum Corp.	458,708	17,926,309
Murphy Oil Corp.	139,887	4,999,561
Newfield Exploration Co.[a]	171,992	6,234,710
Noble Energy Inc.	371,694	13,421,870
Oasis Petroleum Inc.[a]	152,425	1,476,998
Occidental Petroleum Corp.	691,045	52,968,599
ONEOK Inc.	182,335	6,591,410
PBF Energy Inc.	84,443	2,717,376
Phillips 66	422,091	34,657,892
Pioneer Natural Resources Co.	146,063	24,261,064
QEP Resources Inc.	165,921	2,974,964
Range Resources Corp.[b]	147,220	6,493,874
SemGroup Corp. Class A	38,404	1,177,467
SM Energy Co.	59,202	1,844,734
Southwestern Energy Co.[a,b]	338,567	4,546,955
Spectra Energy Corp.	614,594	19,218,354
Targa Resources Corp.	141,384	5,720,397
Teekay Corp.	41,298	462,538
Tesoro Corp.	105,636	8,418,133
Ultra Petroleum Corp.[a,b]	132,392	41,333
Valero Energy Corp.	417,705	24,590,293
Western Refining Inc.	58,165	1,556,495
Whiting Petroleum Corp.[a,b]	177,489	2,129,868
Williams Companies Inc. (The)	591,710	11,473,257
World Fuel Services Corp.	69,019	3,225,258
WPX Energy Inc.[a]	203,702	1,967,761

		1,022,587,969

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. ENERGY ETF

April 30, 2016

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.31%
First Solar Inc.[a]	68,546	$3,827,609

		3,827,609

TOTAL COMMON STOCKS (Cost: $1,573,976,208)		1,247,971,186

SHORT-TERM INVESTMENTS — 1.89%

MONEY MARKET FUNDS — 1.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	21,818,992	21,818,992
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,190,498	1,190,498
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	623,086	623,086

		23,632,576

TOTAL SHORT-TERM INVESTMENTS (Cost: $23,632,576)		23,632,576

TOTAL INVESTMENTS IN SECURITIES — 101.81% (Cost: $1,597,608,784)		1,271,603,762
Other Assets, Less Liabilities — (1.81)%		(22,600,438)

NET ASSETS — 100.00%		$1,249,003,324

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HEALTHCARE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.86%

BIOTECHNOLOGY — 24.72%
AbbVie Inc.	1,047,922	$63,923,242
ACADIA Pharmaceuticals Inc.[a,b]	57,449	1,855,603
Agios Pharmaceuticals Inc.[a,b]	16,933	828,870
Alexion Pharmaceuticals Inc.[a]	146,523	20,407,723
Alkermes PLC[a]	98,200	3,903,450
Alnylam Pharmaceuticals Inc.[a]	48,299	3,237,965
Amgen Inc.	489,149	77,432,287
Anacor Pharmaceuticals Inc.[a,b]	28,870	1,811,304
Baxalta Inc.	443,055	18,586,157
Biogen Inc.[a]	142,221	39,109,353
BioMarin Pharmaceutical Inc.[a]	104,752	8,870,399
Bluebird Bio Inc.[a,b]	24,099	1,068,791
Celgene Corp.[a]	508,382	52,571,783
Cepheid[a]	46,813	1,336,043
Clovis Oncology Inc.[a,b]	21,726	302,209
Dyax Corp.	95,647	106,168
Gilead Sciences Inc.	888,975	78,416,485
Halozyme Therapeutics Inc.[a,b]	71,155	750,685
Incyte Corp.[a,b]	110,942	8,017,778
Intercept Pharmaceuticals Inc.[a,b]	11,285	1,701,101
Intrexon Corp.[a,b]	32,637	872,387
Ionis Pharmaceuticals Inc.[a,b]	78,130	3,200,986
Juno Therapeutics Inc.[a,b]	45,667	1,922,124
Kite Pharma Inc.[a,b]	27,495	1,272,469
MannKind Corp.[a,b]	173,183	233,797
Medivation Inc.[a]	106,259	6,141,770
Myriad Genetics Inc.[a]	46,398	1,670,328
Neurocrine Biosciences Inc.[a]	51,872	2,364,326
Novavax Inc.[a,b]	173,183	907,479
OPKO Health Inc.[a,b]	209,940	2,256,855
Portola Pharmaceuticals Inc.[a,b]	36,728	872,657
Puma Biotechnology Inc.[a,b]	14,237	436,934
Radius Health Inc.[a,b]	22,007	783,449
Regeneron Pharmaceuticals Inc.[a]	50,780	19,129,334
Seattle Genetics Inc.[a,b]	70,178	2,489,915
Ultragenyx Pharmaceutical Inc.[a,b]	23,141	1,564,794
United Therapeutics Corp.[a]	29,419	3,094,879
Vertex Pharmaceuticals Inc.[a]	160,244	13,514,979

		446,966,858
COMMERCIAL SERVICES & SUPPLIES — 0.10%
Healthcare Services Group Inc.[b]	46,882	1,774,484

		1,774,484

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 17.69%
Abbott Laboratories	958,166	$37,272,657
ABIOMED Inc.[a,b]	25,454	2,472,602
Alere Inc.[a]	56,324	2,196,636
Align Technology Inc.[a]	46,995	3,392,569
Baxter International Inc.	356,314	15,756,205
Becton Dickinson and Co.	137,760	22,215,178
Boston Scientific Corp.[a]	876,917	19,222,021
Cooper Companies Inc. (The)	31,523	4,825,541
CR Bard Inc.	47,919	10,166,974
DENTSPLY SIRONA Inc.	156,799	9,345,220
DexCom Inc.[a]	53,248	3,428,106
Edwards Lifesciences Corp.[a]	139,566	14,823,305
Haemonetics Corp.[a]	33,168	1,075,638
Halyard Health Inc.[a]	30,379	855,473
Hill-Rom Holdings Inc.	36,741	1,776,427
Hologic Inc.[a]	160,863	5,403,388
IDEXX Laboratories Inc.[a,b]	58,373	4,923,763
Intuitive Surgical Inc.[a]	24,310	15,226,812
Medtronic PLC	914,540	72,385,841
NuVasive Inc.[a]	32,356	1,712,927
ResMed Inc.	91,223	5,090,243
St. Jude Medical Inc.	184,451	14,055,166
STERIS PLC	55,754	3,940,135
Stryker Corp.	203,764	22,212,314
Teleflex Inc.	27,145	4,228,648
Varian Medical Systems Inc.[a,b]	62,202	5,049,558
West Pharmaceutical Services Inc.	46,887	3,338,354
Zimmer Biomet Holdings Inc.	116,383	13,473,660

		319,865,361
HEALTH CARE PROVIDERS & SERVICES — 16.48%
Acadia Healthcare Co. Inc.[a]	48,063	3,037,101
Aetna Inc.	227,369	25,526,718
Amsurg Corp.[a]	34,969	2,831,790
Anthem Inc.	169,977	23,927,662
Brookdale Senior Living Inc.[a]	120,747	2,228,990
Centene Corp.[a]	110,317	6,835,241
Cigna Corp.	166,342	23,045,021
Community Health Systems Inc.[a]	73,453	1,401,483
DaVita HealthCare Partners Inc.[a]	107,599	7,951,566
Envision Healthcare Holdings Inc.[a]	121,343	2,745,992
Express Scripts Holding Co.[a]	411,558	30,344,171
HCA Holdings Inc.[a]	198,788	16,026,289
HealthSouth Corp.	59,581	2,470,228
Henry Schein Inc.[a]	53,228	8,979,564

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2016

Security	Shares	Value
Humana Inc.	96,452	$17,078,756
Laboratory Corp. of America Holdings[a]	66,048	8,277,135
LifePoint Health Inc.[a]	28,049	1,894,990
Magellan Health Inc.[a]	16,094	1,133,983
MEDNAX Inc.[a]	61,020	4,350,116
Molina Healthcare Inc.[a]	26,531	1,373,245
Owens & Minor Inc.	41,035	1,493,264
Patterson Companies Inc.	54,423	2,359,237
Quest Diagnostics Inc.	92,800	6,975,776
Team Health Holdings Inc.[a,b]	46,968	1,964,671
Tenet Healthcare Corp.[a]	63,637	2,016,656
UnitedHealth Group Inc.	618,302	81,418,007
Universal Health Services Inc. Class B	58,754	7,854,235
WellCare Health Plans Inc.[a]	28,395	2,555,266

		298,097,153
LIFE SCIENCES TOOLS & SERVICES — 3.98%
Bio-Rad Laboratories Inc. Class Aa	13,471	1,910,861
Bio-Techne Corp.	24,223	2,257,099
Bruker Corp.	71,620	2,026,846
Charles River Laboratories International Inc.[a]	30,489	2,416,863
Illumina Inc.[a]	95,603	12,905,449
PAREXEL International Corp.[a,b]	34,967	2,136,484
Quintiles Transnational Holdings Inc.[a]	62,301	4,303,130
Thermo Fisher Scientific Inc.	257,721	37,176,254
Waters Corp.[a]	52,819	6,874,921

		72,007,907
PHARMACEUTICALS — 36.89%
Akorn Inc.[a]	51,713	1,316,096
Allergan PLC[a]	256,698	55,590,519
Bristol-Myers Squibb Co.	1,085,788	78,372,178
Catalent Inc.[a,b]	63,977	1,889,241
Eli Lilly & Co.	633,055	47,814,644
Endo International PLC[a]	133,196	3,596,292
Horizon Pharma PLC[a]	94,861	1,458,013
Impax Laboratories Inc.[a]	44,436	1,481,941
Innoviva Inc.[b]	53,341	658,228
Jazz Pharmaceuticals PLC[a]	39,821	6,001,025
Johnson & Johnson	1,794,652	201,144,596
Mallinckrodt PLC[a]	72,877	4,556,270
Merck & Co. Inc.	1,804,986	98,985,432

Security	Shares	Value
Mylan NVa	268,062	$11,180,866
Pacira Pharmaceuticals Inc./DEa,b	24,280	1,313,791
Perrigo Co. PLC	95,214	9,204,337
Pfizer Inc.	3,933,622	128,668,776
Zoetis Inc.	297,466	13,989,826

		667,222,071

TOTAL COMMON STOCKS (Cost: $1,932,536,404)		1,805,933,834

SHORT-TERM INVESTMENTS — 1.63%

MONEY MARKET FUNDS — 1.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	26,122,054	26,122,054
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,425,285	1,425,285
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	1,856,613	1,856,613

		29,403,952

TOTAL SHORT-TERM INVESTMENTS (Cost: $29,403,952)		29,403,952

TOTAL INVESTMENTS IN SECURITIES — 101.49% (Cost: $1,961,940,356)		1,835,337,786
Other Assets, Less Liabilities — (1.49)%		(26,901,222)

NET ASSETS — 100.00%		$1,808,436,564

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.97%

COMMERCIAL SERVICES & SUPPLIES — 0.12%
Pitney Bowes Inc.	138,660	$2,907,700

		2,907,700
COMMUNICATIONS EQUIPMENT — 6.68%
Arista Networks Inc.[a,b]	25,183	1,677,691
ARRIS International PLC[a]	129,857	2,956,844
Brocade Communications Systems Inc.	290,239	2,789,197
Ciena Corp.[a,b]	93,346	1,571,013
Cisco Systems Inc.	3,635,316	99,934,837
CommScope Holding Co. Inc.[a,b]	91,044	2,768,648
EchoStar Corp. Class Aa	32,917	1,346,964
F5 Networks Inc.[a]	49,764	5,212,779
Finisar Corp.[a,b]	77,852	1,281,444
Harris Corp.	90,167	7,214,262
Infinera Corp.[a,b]	102,172	1,214,825
InterDigital Inc./PA	25,455	1,450,426
Juniper Networks Inc.	253,855	5,940,207
Lumentum Holdings Inc.[a]	33,603	850,156
Motorola Solutions Inc.	114,406	8,602,187
NetScout Systems Inc.[a]	70,804	1,576,097
Palo Alto Networks Inc.[a,b]	52,829	7,970,311
Plantronics Inc.	24,039	924,300
Polycom Inc.[a]	97,258	1,162,233
ViaSat Inc.[a,b]	32,619	2,501,877
Viavi Solutions Inc.[a]	165,443	1,077,034

		160,023,332
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.03%
CDW Corp./DE	107,860	4,152,610
Corning Inc.	804,010	15,010,866
Ingram Micro Inc. Class A	107,440	3,755,028
Tech Data Corp.[a]	25,433	1,746,993

		24,665,497
HEALTH CARE TECHNOLOGY — 0.94%
Allscripts Healthcare Solutions Inc.[a,b]	137,433	1,841,602
athenahealth Inc.[a,b]	28,015	3,734,399
Cerner Corp.[a]	218,755	12,280,906
IMS Health Holdings Inc.[a]	106,862	2,846,804
Medidata Solutions Inc.[a,b]	40,717	1,776,483

		22,480,194

Security	Shares	Value
HOUSEHOLD DURABLES — 0.15%
Garmin Ltd.	85,125	$3,628,879

		3,628,879
INTERNET SOFTWARE & SERVICES — 23.65%
Akamai Technologies Inc.[a]	127,899	6,521,570
Alphabet Inc. Class Aa	211,369	149,623,888
Alphabet Inc. Class Ca	214,679	148,774,694
Demandware Inc.[a,b]	23,931	1,102,740
eBay Inc.[a]	783,307	19,136,190
Facebook Inc. Class Aa	1,657,939	194,940,468
IAC/InterActiveCorp	55,781	2,584,892
j2 Global Inc.	33,472	2,126,141
Pandora Media Inc.[a,b]	153,775	1,526,986
Rackspace Hosting Inc.[a]	80,295	1,836,347
Twitter Inc.[a]	429,794	6,283,588
VeriSign Inc.[a,b]	69,718	6,023,635
Yahoo! Inc.[a]	629,210	23,029,086
Zillow Group Inc. Class Aa,b	32,761	819,680
Zillow Group Inc. Class Ca,b	75,480	1,814,539

		566,144,444
IT SERVICES — 6.49%
Amdocs Ltd.	108,318	6,124,300
CACI International Inc. Class Aa	17,617	1,693,874
Cognizant Technology Solutions Corp. Class Aa,b	440,001	25,682,858
Computer Sciences Corp.	99,966	3,311,874
CSRA Inc.	98,273	2,551,167
DST Systems Inc.	22,926	2,766,710
EPAM Systems Inc.[a,b]	30,429	2,219,187
Gartner Inc.[a]	59,617	5,196,814
International Business Machines Corp.	638,626	93,201,078
Leidos Holdings Inc.	46,485	2,306,121
Science Applications International Corp.	30,089	1,597,425
Teradata Corp.[a,b]	96,217	2,434,290
Vantiv Inc. Class Aa	112,968	6,161,275

		155,246,973
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 15.73%
Advanced Micro Devices Inc.[a,b]	468,097	1,661,744
Analog Devices Inc.	224,100	12,621,312
Applied Materials Inc.	816,907	16,722,086
Broadcom Ltd.	267,862	39,040,886

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2016

Security	Shares	Value
Cavium Inc.[a]	41,423	$2,045,054
Cree Inc.[a,b]	72,769	1,783,568
Cypress Semiconductor Corp.	227,784	2,056,890
Fairchild Semiconductor International Inc.[a]	81,550	1,631,000
Integrated Device Technology Inc.[a]	98,053	1,890,462
Intel Corp.	3,412,730	103,337,464
KLA-Tencor Corp.	112,464	7,865,732
Lam Research Corp.	114,575	8,753,530
Linear Technology Corp.	173,158	7,702,068
Marvell Technology Group Ltd.	339,818	3,391,384
Maxim Integrated Products Inc.	207,126	7,398,541
Microchip Technology Inc.	154,346	7,499,672
Micron Technology Inc.[a]	748,219	8,043,354
Microsemi Corp.[a,b]	81,274	2,746,248
NVIDIA Corp.	369,438	13,126,132
ON Semiconductor Corp.[a]	298,302	2,824,920
Qorvo Inc.[a]	93,393	4,205,487
QUALCOMM Inc.	1,079,909	54,557,003
Semtech Corp.[a]	46,827	1,013,336
Silicon Laboratories Inc.[a,b]	27,600	1,291,680
Skyworks Solutions Inc.	138,230	9,236,529
Synaptics Inc.[a,b]	26,616	1,904,375
Teradyne Inc.	147,050	2,780,716
Texas Instruments Inc.	726,186	41,421,649
Xilinx Inc.	184,298	7,939,558

		376,492,380
SOFTWARE — 24.97%
ACI Worldwide Inc.[a,b]	86,262	1,724,377
Adobe Systems Inc.[a]	359,982	33,917,504
ANSYS Inc.[a,b]	63,613	5,774,152
Aspen Technology Inc.[a,b]	60,382	2,296,327
Autodesk Inc.[a]	162,488	9,720,032
Blackbaud Inc.	33,951	2,097,153
CA Inc.	214,083	6,349,702
Cadence Design Systems Inc.[a]	220,846	5,121,419
CDK Global Inc.	112,370	5,345,441
Citrix Systems Inc.[a]	111,369	9,114,439
CommVault Systems Inc.[a]	30,077	1,316,470
Fair Isaac Corp.	22,511	2,402,149
FireEye Inc.[a,b]	103,781	1,800,600
Fortinet Inc.[a]	105,648	3,434,616
Guidewire Software Inc.[a,b]	51,660	2,943,070
Intuit Inc.	185,519	18,717,012

Security	Shares	Value
Manhattan Associates Inc.[a]	52,763	$3,194,272
Mentor Graphics Corp.	71,737	1,431,871
Microsoft Corp.	5,713,985	284,956,432
NetSuite Inc.[a,b]	27,089	2,195,293
Nuance Communications Inc.[a]	176,304	3,028,903
Oracle Corp.	2,276,283	90,732,640
Proofpoint Inc.[a,b]	29,748	1,733,118
PTC Inc.[a]	82,815	3,019,435
Qlik Technologies Inc.[a]	67,580	2,080,788
Red Hat Inc.[a]	131,707	9,663,343
salesforce.com inc.[a]	455,565	34,531,827
ServiceNow Inc.[a]	108,041	7,722,771
Splunk Inc.[a,b]	93,817	4,876,608
SS&C Technologies Holdings Inc.	57,941	3,543,092
Symantec Corp.	439,984	7,323,534
Synopsys Inc.[a]	109,664	5,211,233
Tableau Software Inc. Class Aa	38,151	1,972,407
Tyler Technologies Inc.[a]	23,803	3,484,997
Ultimate Software Group Inc. (The)[a,b]	20,866	4,102,047
Verint Systems Inc.[a]	45,252	1,531,328
VMware Inc. Class Aa,b	55,977	3,185,651
Workday Inc. Class Aa,b	80,274	6,018,945

		597,614,998
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 20.21%
3D Systems Corp.[a,b]	76,925	1,360,803
Apple Inc.	4,005,633	375,488,037
Diebold Inc.	46,672	1,226,073
Electronics For Imaging Inc.[a]	34,063	1,357,070
EMC Corp./MA	1,406,510	36,723,976
Hewlett Packard Enterprise Co.	1,239,931	20,657,251
HP Inc.	1,247,646	15,308,616
Lexmark International Inc. Class A	44,468	1,716,465
NCR Corp.[a]	89,399	2,600,617
NetApp Inc.	208,479	4,928,444
SanDisk Corp.	145,369	10,921,573
Seagate Technology PLC	213,781	4,654,012
Western Digital Corp.	167,786	6,856,575

		483,799,512

TOTAL COMMON STOCKS (Cost: $2,508,065,766)		2,393,003,909

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.11%

MONEY MARKET FUNDS — 2.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	46,599,195	$46,599,195
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	2,542,568	2,542,568
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	1,327,294	1,327,294

		50,469,057

TOTAL SHORT-TERM INVESTMENTS (Cost: $50,469,057)		50,469,057

TOTAL INVESTMENTS IN SECURITIES — 102.08% (Cost: $2,558,534,823)		2,443,472,966
Other Assets, Less Liabilities — (2.08)%		(49,758,648)

NET ASSETS — 100.00%		$2,393,714,318

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® U.S. UTILITIES ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.89%

ELECTRIC UTILITIES — 57.51%
ALLETE Inc.	68,554	$3,852,049
Alliant Energy Corp.	168,509	11,883,255
American Electric Power Co. Inc.	729,257	46,307,819
Duke Energy Corp.	1,022,294	80,536,321
Edison International	483,856	34,213,458
El Paso Electric Co.	60,118	2,711,322
Entergy Corp.	265,075	19,928,339
Eversource Energy	471,057	26,586,457
Exelon Corp.	1,366,163	47,938,660
FirstEnergy Corp.	629,153	20,504,096
Great Plains Energy Inc.	228,905	7,148,703
Hawaiian Electric Industries Inc.	159,832	5,224,908
IDACORP Inc.	74,699	5,432,858
ITC Holdings Corp.	227,837	10,040,777
NextEra Energy Inc.	684,025	80,427,659
PG&E Corp.	731,894	42,596,231
Pinnacle West Capital Corp.	164,849	11,976,280
PNM Resources Inc.	118,293	3,747,522
Portland General Electric Co.	131,834	5,236,446
PPL Corp.	1,000,731	37,667,515
Southern Co. (The)	1,355,647	67,917,915
Westar Energy Inc.	210,322	10,854,718
Xcel Energy Inc.	753,756	30,172,853

		612,906,161
GAS UTILITIES — 7.07%
AGL Resources Inc.	178,779	11,774,385
Atmos Energy Corp.	151,555	10,995,315
National Fuel Gas Co.	125,923	6,988,727
New Jersey Resources Corp.	127,604	4,552,911
ONE Gas Inc.	77,659	4,540,722
Piedmont Natural Gas Co. Inc.	120,659	7,215,408
Questar Corp.	259,899	6,515,668
South Jersey Industries Inc.	102,563	2,862,533
Southwest Gas Corp.	70,478	4,574,727
UGI Corp.	255,305	10,273,473
WGL Holdings Inc.	74,026	5,025,625

		75,319,494
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.79%
AES Corp./VA	979,753	10,934,043
Calpine Corp.[a]	487,543	7,693,429
Dynegy Inc.[a,b]	164,708	2,903,802

Security	Shares	Value
NRG Energy Inc.	467,637	$7,061,319
Talen Energy Corp.[a,b]	94,903	1,106,569

		29,699,162
MULTI-UTILITIES — 29.93%
Ameren Corp.	360,334	17,296,032
Avista Corp.	92,812	3,718,977
Black Hills Corp.	76,027	4,606,476
CenterPoint Energy Inc.	638,985	13,706,228
CMS Energy Corp.	411,613	16,744,417
Consolidated Edison Inc.	436,005	32,525,973
Dominion Resources Inc./VA	885,727	63,302,909
DTE Energy Co.	266,539	23,764,617
NiSource Inc.	474,841	10,783,639
NorthWestern Corp.	71,547	4,066,731
Public Service Enterprise Group Inc.	752,097	34,694,235
SCANA Corp.	212,243	14,578,972
Sempra Energy	350,176	36,190,690
TECO Energy Inc.	349,729	9,711,974
Vectren Corp.	122,926	6,004,935
WEC Energy Group Inc.	468,771	27,287,160

		318,983,965
WATER UTILITIES — 2.59%
American Water Works Co. Inc.	264,357	19,234,615
Aqua America Inc.	262,920	8,324,047

		27,558,662

TOTAL COMMON STOCKS
(Cost: $1,089,771,272)		1,064,467,444

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	1,454,106	1,454,106
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	79,340	79,340
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	879,182	879,182

		2,412,628

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,412,628)		2,412,628

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. UTILITIES ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.12% (Cost: $1,092,183,900)	$1,066,880,072
Other Assets, Less Liabilities — (0.12)%	(1,256,097)

NET ASSETS — 100.00%	$1,065,623,975

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2016

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

ASSETS
Investments, at cost:
Unaffiliated	$703,651,789	$684,642,867	$1,573,976,208
Affiliated (Note 2)	28,408,969	25,328,480	23,632,576

Total cost of investments	$732,060,758	$709,971,347	$1,597,608,784

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$911,518,397	$564,591,247	$1,247,971,186
Affiliated (Note 2)	29,404,058	25,328,480	23,632,576

Total fair value of investments	940,922,455	589,919,727	1,271,603,762
Cash	54	—	75,835
Receivables:
Investment securities sold	—	8,019,322	17,174,379
Dividends and interest	904,774	4,663	665,701
Capital shares sold	—	23,658	12,617

Total Assets	941,827,283	597,967,370	1,289,532,294

LIABILITIES
Payables:
Investment securities purchased	82,037	8,522,006	17,104,687
Collateral for securities on loan (Note 1)	24,360,268	24,475,824	23,009,490
Capital shares redeemed	—	31,544	—
Investment advisory fees (Note 2)	151,137	214,911	414,793

Total Liabilities	24,593,442	33,244,285	40,528,970

NET ASSETS	$917,233,841	$564,723,085	$1,249,003,324

Net assets consist of:
Paid-in capital	$771,152,156	$727,900,004	$1,743,076,188
Undistributed net investment income	611,701	—	154,308
Accumulated net realized loss	(63,391,713)	(43,125,299)	(168,222,150)
Net unrealized appreciation (depreciation)	208,861,697	(120,051,620)	(326,005,022)

NET ASSETS	$917,233,841	$564,723,085	$1,249,003,324

Shares outstanding[b]	8,900,000	4,000,000	32,950,000

Net asset value per share	$103.06	$141.18	$37.91

[a]	Securities on loan with values of $23,592,733, $23,885,153 and $22,250,389, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,932,536,404	$2,508,065,766	$1,089,771,272
Affiliated (Note 2)	29,403,952	50,469,057	2,412,628

Total cost of investments	$1,961,940,356	$2,558,534,823	$1,092,183,900

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,805,933,834	$2,393,003,909	$1,064,467,444
Affiliated (Note 2)	29,403,952	50,469,057	2,412,628

Total fair value of investments	1,835,337,786	2,443,472,966	1,066,880,072
Receivables:
Investment securities sold	—	6,188	—
Dividends and interest	1,334,311	305,226	665,029

Total Assets	1,836,672,097	2,443,784,380	1,067,545,101

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	27,547,339	49,141,763	1,533,446
Capital shares redeemed	25,642	2,230	—
Securities related to in-kind transactions (Note 4)	—	6,188	—
Investment advisory fees (Note 2)	662,552	919,881	387,680

Total Liabilities	28,235,533	50,070,062	1,921,126

NET ASSETS	$1,808,436,564	$2,393,714,318	$1,065,623,975

Net assets consist of:
Paid-in capital	$1,959,420,970	$2,602,310,923	$1,123,148,165
Undistributed net investment income	2,588,186	99,842	—
Accumulated net realized loss	(26,970,022)	(93,634,590)	(32,220,362)
Net unrealized depreciation	(126,602,570)	(115,061,857)	(25,303,828)

NET ASSETS	$1,808,436,564	$2,393,714,318	$1,065,623,975

Shares outstanding[b]	12,500,000	23,400,000	8,800,000

Net asset value per share	$144.67	$102.30	$121.09

[a]	Securities on loan with values of $26,487,081, $47,330,997 and $1,476,571, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2016

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$19,342,333	$11,777,593	$38,564,464
Dividends — affiliated (Note 2)	98,799	785	1,090
Securities lending income — affiliated — net (Note 2)	196,783	30,953	936,980

Total investment income	19,637,915	11,809,331	39,502,534

EXPENSES
Investment advisory fees (Note 2)	1,887,082	3,500,056	5,390,322

Total expenses	1,887,082	3,500,056	5,390,322

Net investment income	17,750,833	8,309,275	34,112,212

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	709,191	(11,535,292)	(119,509,626)
Investments — affiliated (Note 2)	(9,890)	—	—
In-kind redemptions — unaffiliated	64,192,393	(33,939,554)	(8,301,433)
In-kind redemptions — affiliated (Note 2)	226,695	—	—

Net realized gain (loss)	65,118,389	(45,474,846)	(127,811,059)

Net change in unrealized appreciation/depreciation	(94,118,144)	(54,713,367)	(200,298,353)

Net realized and unrealized loss	(28,999,755)	(100,188,213)	(328,109,412)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,248,922)	$(91,878,938)	$(293,997,200)

[a]	Net of foreign withholding tax of $1,586, $ — and $8,157, respectively.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$32,410,729	$44,454,142	$22,747,788
Dividends — affiliated (Note 2)	2,070	3,040	1,315
Securities lending income — affiliated — net (Note 2)	490,002	408,620	1,004

Total investment income	32,902,801	44,865,802	22,750,107

EXPENSES
Investment advisory fees (Note 2)	9,245,512	11,814,660	2,917,252

Total expenses	9,245,512	11,814,660	2,917,252

Net investment income	23,657,289	33,051,142	19,832,855

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(22,179,137)	(29,282,378)	(9,252,491)
In-kind redemptions — unaffiliated	160,585,830	155,182,193	2,057,882

Net realized gain (loss)	138,406,693	125,899,815	(7,194,609)

Net change in unrealized appreciation/depreciation	(241,375,288)	(292,658,697)	77,522,700

Net realized and unrealized gain (loss)	(102,968,595)	(166,758,882)	70,328,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(79,311,306)	$(133,707,740)	$90,160,946

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,750,833	$16,462,759	$8,309,275	$12,018,932
Net realized gain (loss)	65,118,389	47,487,095	(45,474,846)	231,893,063
Net change in unrealized appreciation/depreciation	(94,118,144)	44,997,434	(54,713,367)	(109,925,710)

Net increase (decrease) in net assets resulting from operations	(11,248,922)	108,947,288	(91,878,938)	133,986,285

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,570,280)	(16,482,176)	(8,592,453)	(12,626,377)

Total distributions to shareholders	(19,570,280)	(16,482,176)	(8,592,453)	(12,626,377)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	127,991,606	80,626,160	1,763,351,888	2,300,278,711
Cost of shares redeemed	(148,855,518)	(93,342,160)	(2,291,005,221)	(2,086,377,504)

Net increase (decrease) in net assets from capital share transactions	(20,863,912)	(12,716,000)	(527,653,333)	213,901,207

INCREASE (DECREASE) IN NET ASSETS	(51,683,114)	79,749,112	(628,124,724)	335,261,115

NET ASSETS
Beginning of year	968,916,955	889,167,843	1,192,847,809	857,586,694

End of year	$917,233,841	$968,916,955	$564,723,085	$1,192,847,809

Undistributed net investment income included in net assets at end of year	$611,701	$1,461,853	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,250,000	800,000	12,200,000	14,950,000
Shares redeemed	(1,550,000)	(950,000)	(15,950,000)	(13,450,000)

Net increase (decrease) in shares outstanding	(300,000)	(150,000)	(3,750,000)	1,500,000

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$34,112,212	$34,616,038	$23,657,289	$24,841,989
Net realized gain (loss)	(127,811,059)	219,481,084	138,406,693	624,842,365
Net change in unrealized appreciation/depreciation	(200,298,353)	(311,643,702)	(241,375,288)	(141,668,774)

Net increase (decrease) in net assets resulting from operations	(293,997,200)	(57,546,580)	(79,311,306)	508,015,580

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,976,627)	(33,597,315)	(41,677,249)	(25,658,248)

Total distributions to shareholders	(34,976,627)	(33,597,315)	(41,677,249)	(25,658,248)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	605,799,967	2,184,446,908	1,295,784,371	2,511,265,627
Cost of shares redeemed	(1,246,938,677)	(2,289,084,130)	(1,725,232,328)	(3,338,559,748)

Net decrease in net assets from capital share transactions	(641,138,710)	(104,637,222)	(429,447,957)	(827,294,121)

DECREASE IN NET ASSETS	(970,112,537)	(195,781,117)	(550,436,512)	(344,936,789)

NET ASSETS
Beginning of year	2,219,115,861	2,414,896,978	2,358,873,076	2,703,809,865

End of year	$1,249,003,324	$2,219,115,861	$1,808,436,564	$2,358,873,076

Undistributed net investment income included in net assets at end of year	$154,308	$1,018,723	$2,588,186	$994,045

SHARES ISSUED AND REDEEMED
Shares sold	16,600,000	46,450,000	8,450,000	17,900,000
Shares redeemed	(31,250,000)	(44,000,000)	(11,500,000)	(24,500,000)

Net increase (decrease) in shares outstanding	(14,650,000)	2,450,000	(3,050,000)	(6,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$33,051,142	$47,530,831	$19,832,855	$31,274,135
Net realized gain (loss)	125,899,815	948,354,598	(7,194,609)	(34,196,400)
Net change in unrealized appreciation/depreciation	(292,658,697)	(297,281,878)	77,522,700	(107,425,024)

Net increase (decrease) in net assets resulting from operations	(133,707,740)	698,603,551	90,160,946	(110,347,289)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(32,951,300)	(48,984,158)	(26,759,287)	(25,690,542)

Total distributions to shareholders	(32,951,300)	(48,984,158)	(26,759,287)	(25,690,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	892,739,855	2,170,213,732	792,166,468	2,918,453,700
Cost of shares redeemed	(1,202,109,593)	(3,896,562,062)	(439,792,849)	(2,873,368,731)

Net increase (decrease) in net assets from capital share transactions	(309,369,738)	(1,726,348,330)	352,373,619	45,084,969

INCREASE (DECREASE) IN NET ASSETS	(476,028,778)	(1,076,728,937)	415,775,278	(90,952,862)

NET ASSETS
Beginning of year	2,869,743,096	3,946,472,033	649,848,697	740,801,559

End of year	$2,393,714,318	$2,869,743,096	$1,065,623,975	$649,848,697

Undistributed net investment income included in net assets at end of year	$99,842	$—	$—	$5,583,593

SHARES ISSUED AND REDEEMED
Shares sold	8,250,000	21,700,000	6,900,000	25,200,000
Shares redeemed	(11,600,000)	(38,400,000)	(3,950,000)	(26,200,000)

Net increase (decrease) in shares outstanding	(3,350,000)	(16,700,000)	2,950,000	(1,000,000)

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$105.32	$95.10	$80.50	$70.31	$69.08

Income from investment operations:
Net investment income[a]	1.92	1.77	1.57	1.47	1.20
Net realized and unrealized gain (loss)[b]	(2.11)	10.22	14.58	10.20	1.22

Total from investment operations	(0.19)	11.99	16.15	11.67	2.42

Less distributions from:
Net investment income	(2.07)	(1.77)	(1.55)	(1.48)	(1.19)

Total distributions	(2.07)	(1.77)	(1.55)	(1.48)	(1.19)

Net asset value, end of year	$103.06	$105.32	$95.10	$80.50	$70.31

Total return	(0.14)%	12.68%	20.23%	16.85%	3.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$917,234	$968,917	$889,168	$712,416	$667,900
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.88%	1.74%	1.78%	2.04%	1.85%
Portfolio turnover rate[c]	4%	4%	5%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$153.92	$137.21	$110.07	$93.21	$99.71

Income from investment operations:
Net investment income[a]	1.50	1.24	1.24	1.09	1.23
Net realized and unrealized gain (loss)[b]	(12.63)	16.73	27.13	16.90	(6.45)

Total from investment operations	(11.13)	17.97	28.37	17.99	(5.22)

Less distributions from:
Net investment income	(1.61)	(1.26)	(1.23)	(1.13)	(1.26)
Return of capital	—	—	—	—	(0.02)

Total distributions	(1.61)	(1.26)	(1.23)	(1.13)	(1.28)

Net asset value, end of year	$141.18	$153.92	$137.21	$110.07	$93.21

Total return	(7.24)%	13.10%	25.91%	19.51%	(5.13)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$564,723	$1,192,848	$857,587	$539,321	$512,635
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.05%	0.80%	1.00%	1.13%	1.35%
Portfolio turnover rate[c]	11%	22%	12%	12%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$46.62	$53.49	$44.70	$41.05	$45.98

Income from investment operations:
Net investment income[a]	1.06	1.02	0.77	0.69	0.57
Net realized and unrealized gain (loss)[b]	(8.66)	(6.87)	8.77	3.69	(4.92)

Total from investment operations	(7.60)	(5.85)	9.54	4.38	(4.35)

Less distributions from:
Net investment income	(1.11)	(1.02)	(0.75)	(0.73)	(0.58)

Total distributions	(1.11)	(1.02)	(0.75)	(0.73)	(0.58)

Net asset value, end of year	$37.91	$46.62	$53.49	$44.70	$41.05

Total return	(16.20)%	(11.03)%	21.57%	10.81%	(9.41)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,249,003	$2,219,116	$2,414,897	$1,215,787	$925,634
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	2.80%	2.04%	1.58%	1.65%	1.41%
Portfolio turnover rate[c]	15%	7%	6%	9%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$151.70	$122.07	$99.61	$78.11	$73.64

Income from investment operations:
Net investment income[a]	1.70	1.45	1.37	1.39	1.20
Net realized and unrealized gain (loss)[b]	(5.63)	29.70	22.39	21.48	4.49

Total from investment operations	(3.93)	31.15	23.76	22.87	5.69

Less distributions from:
Net investment income	(3.10)	(1.52)	(1.30)	(1.37)	(1.22)

Total distributions	(3.10)	(1.52)	(1.30)	(1.37)	(1.22)

Net asset value, end of year	$144.67	$151.70	$122.07	$99.61	$78.11

Total return	(2.64)%	25.64%	23.99%	29.59%	7.90%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,808,437	$2,358,873	$2,703,810	$986,141	$617,066
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.13%	1.05%	1.21%	1.63%	1.67%
Portfolio turnover rate[c]	7%	8%	5%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$107.28	$90.83	$73.63	$75.75	$68.33

Income from investment operations:
Net investment income[a]	1.30	1.20	1.01	0.78	0.40
Net realized and unrealized gain (loss)[b]	(4.97)	16.47	17.18	(2.14)	7.44

Total from investment operations	(3.67)	17.67	18.19	(1.36)	7.84

Less distributions from:
Net investment income	(1.31)	(1.22)	(0.99)	(0.76)	(0.42)

Total distributions	(1.31)	(1.22)	(0.99)	(0.76)	(0.42)

Net asset value, end of year	$102.30	$107.28	$90.83	$73.63	$75.75

Total return	(3.45)%	19.53%	24.84%	(1.77)%	11.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,393,714	$2,869,743	$3,946,472	$1,859,214	$1,692,952
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.24%	1.18%	1.21%	1.08%	0.60%
Portfolio turnover rate[c]	8%	8%	9%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$111.09	$108.15	$102.50	$87.59	$82.42

Income from investment operations:
Net investment income[a]	3.37	3.31	3.28	3.10	2.93
Net realized and unrealized gain[b]	11.18	3.11	5.60	14.84	5.19

Total from investment operations	14.55	6.42	8.88	17.94	8.12

Less distributions from:
Net investment income	(4.55)	(3.48)	(3.23)	(3.03)	(2.95)

Total distributions	(4.55)	(3.48)	(3.23)	(3.03)	(2.95)

Net asset value, end of year	$121.09	$111.09	$108.15	$102.50	$87.59

Total return	13.61%	5.97%	9.08%	21.00%	10.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,065,624	$649,849	$740,802	$1,117,295	$652,579
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	3.02%	2.96%	3.38%	3.41%	3.48%
Portfolio turnover rate[c]	6%	3%	8%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2016. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Dow Jones U.S.
Investments:
Assets:
Common Stocks	$915,418,242	$—	$8,176	$915,426,418
Money Market Funds	25,496,037	—	—	25,496,037

Total	$940,914,279	$—	$8,176	$940,922,455

Transportation Average
Investments:
Assets:
Common Stocks	$564,591,247	$—	$—	$564,591,247
Money Market Funds	25,328,480	—	—	25,328,480

Total	$589,919,727	$—	$—	$589,919,727

U.S. Energy
Investments:
Assets:
Common Stocks	$1,247,971,186	$—	$—	$1,247,971,186
Money Market Funds	23,632,576	—	—	23,632,576

Total	$1,271,603,762	$—	$—	$1,271,603,762

U.S. Healthcare
Investments:
Assets:
Common Stocks	$1,805,827,666	$—	$106,168	$1,805,933,834
Money Market Funds	29,403,952	—	—	29,403,952

Total	$1,835,231,618	$—	$106,168	$1,835,337,786

U.S. Technology
Investments:
Assets:
Common Stocks	$2,393,003,909	$—	$—	$2,393,003,909
Money Market Funds	50,469,057	—	—	50,469,057

Total	$2,443,472,966	$—	$—	$2,443,472,966

U.S. Utilities
Investments:
Assets:
Common Stocks	$1,064,467,444	$—	$—	$1,064,467,444
Money Market Funds	2,412,628	—	—	2,412,628

Total	$1,066,880,072	$—	$—	$1,066,880,072

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. Each Fund continues to evaluate its reinvestment strategy in light of the new regulations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Dow Jones U.S.
Barclays Capital Inc.	$837,791	$837,791	$—
BNP Paribas Prime Brokerage Inc.	95,338	95,338	—
Citigroup Global Markets Inc.	1,779,265	1,779,265	—
Credit Suisse Securities (USA) LLC	1,168,235	1,168,235	—
Deutsche Bank Securities Inc.	1,076,193	1,076,193	—
Goldman Sachs & Co.	3,643,579	3,643,579	—
HSBC Bank PLC	360,575	360,575	—
Jefferies LLC	1,809,744	1,809,744	—
JPMorgan Clearing Corp.	4,381,002	4,381,002	—
Merrill Lynch, Pierce, Fenner & Smith	1,734,517	1,734,517	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,724,010	3,724,010	—
National Financial Services LLC	56,786	56,786	—
State Street Bank & Trust Company	2,200,540	2,200,540	—
UBS Securities LLC	725,158	725,158	—

	$23,592,733	$23,592,733	$—

Transportation Average
Goldman Sachs & Co.	$23,114,583	$23,114,583	$—
UBS Securities LLC	770,570	770,570	—

	$23,885,153	$23,885,153	$—

U.S. Energy
Barclays Capital Inc.	$2,706	$2,706	$—
BNP Paribas Prime Brokerage Inc.	2,274,388	2,274,388	—
Citigroup Global Markets Inc.	9,800,450	9,800,450	—
Credit Suisse Securities (USA) LLC	3,978,376	3,978,376	—
Deutsche Bank Securities Inc.	727,366	727,366	—
Goldman Sachs & Co.	498,380	486,014	(12,366)
Jefferies LLC	941,636	941,636	—
JPMorgan Clearing Corp.	2,255,243	2,255,243	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,737,677	1,737,677	—
Timber Hill LLC	34,167	34,167	—

	$22,250,389	$22,238,023	$(12,366)

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Healthcare
Barclays Capital Inc.	$60,147	$60,147	$—
BNP Paribas Prime Brokerage Inc.	30,573	30,573	—
Citigroup Global Markets Inc.	2,375,041	2,375,041	—
Credit Suisse Securities (USA) LLC	4,100,144	4,100,144	—
Deutsche Bank Securities Inc.	6,151,682	6,151,682	—
Goldman Sachs & Co.	5,616,743	5,616,743	—
JPMorgan Clearing Corp.	974,350	974,350	—
Merrill Lynch, Pierce, Fenner & Smith	2,584,251	2,584,251	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,497,963	2,497,963	—
State Street Bank & Trust Company	1,109,626	1,109,626	—
UBS Securities LLC	3,689	3,689	—
Wells Fargo Securities LLC	982,872	982,872	—

	$26,487,081	$26,487,081	$—

U.S. Technology
Barclays Capital Inc.	$45,445	$45,445	$—
BMO Capital Markets	314,544	314,544	—
BNP Paribas Prime Brokerage Inc.	4,023,087	4,023,087	—
Citigroup Global Markets Inc.	3,029,840	3,007,805	(22,035)
Credit Suisse Securities (USA) LLC	2,077,963	2,077,963	—
Deutsche Bank Securities Inc.	4,396,922	4,396,922	—
Goldman Sachs & Co.	6,437,089	6,437,089	—
JPMorgan Clearing Corp.	3,635,645	3,635,645	—
Merrill Lynch, Pierce, Fenner & Smith	5,794,036	5,794,036	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	14,044,205	14,044,205	—
State Street Bank & Trust Company	140,129	140,129	—
UBS Securities LLC	3,301,872	3,301,872	—
Wells Fargo Securities LLC	90,220	90,220	—

	$47,330,997	$47,308,962	$(22,035)

U.S. Utilities
Merrill Lynch, Pierce, Fenner & Smith	$1,094,000	$1,094,000	$—
UBS Securities LLC	382,571	382,571	—

	$1,476,571	$1,476,571	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.48%		First $10 billion
0.43		Over $10 billion, up to and including $20 billion
0.38		Over $20 billion, up to and including $30 billion
0.34	[a]	Over $30 billion, up to and including $40 billion [b]
0.33		Over $40 billion, up to and including $50 billion [b]
0.31		Over $50 billion [b]

[a]	Advisory fee for this breakpoint level was reduced from 0.342% to 0.34% effective July 1, 2015.
[b]	Breakpoint level was added or amended effective July 1, 2015.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$85,951
Transportation Average	16,617
U.S. Energy	377,172
U.S. Healthcare	214,181
U.S. Technology	186,051
U.S. Utilities	540

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$7,586,651	$2,940,676
U.S. Energy	20,331,392	15,505,066
U.S. Healthcare	34,292,644	31,404,222
U.S. Technology	12,808,367	52,254,144
U.S. Utilities	2,954,280	707,494

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S.
BlackRock Inc.	5,639	957	(1,059)	5,537	$1,972,999	$49,870	$122,333
PNC Financial Services Group Inc. (The)	23,210	3,644	(4,810)	22,044	1,935,022	47,627	94,472

					$3,908,021	$97,497	$216,805

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2016 were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$53,527,881	$39,841,289
Transportation Average	85,002,338	85,092,348
U.S. Energy	189,636,096	185,220,169
U.S. Healthcare	137,004,334	143,113,532
U.S. Technology	252,333,658	206,981,003
U.S. Utilities	52,254,362	41,909,500

In-kind transactions (see Note 4) for the year ended April 30, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$127,462,067	$148,184,651
Transportation Average	1,759,871,773	2,286,714,297
U.S. Energy	603,638,328	1,240,819,433
U.S. Healthcare	1,292,715,150	1,721,538,245
U.S. Technology	890,587,670	1,198,994,100
U.S. Utilities	789,607,939	438,135,075

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF each invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2016, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$59,302,963	$969,295	$(60,272,258)
Transportation Average	(46,815,924)	283,178	46,532,746
U.S. Energy	(55,596,071)	—	55,596,071
U.S. Healthcare	131,705,855	19,614,101	(151,319,956)
U.S. Technology	125,299,329	—	(125,299,329)
U.S. Utilities	(7,362,468)	1,342,839	6,019,629

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 was as follows:

iShares ETF	2016	2015
Dow Jones U.S.
Ordinary income	$19,570,280	$16,482,176

Transportation Average
Ordinary income	$8,592,453	$12,626,377

U.S. Energy
Ordinary income	$34,976,627	$33,597,315

U.S. Healthcare
Ordinary income	$41,677,249	$25,658,248

U.S. Technology
Ordinary income	$32,951,300	$48,984,158

U.S. Utilities
Ordinary income	$26,759,287	$25,690,542

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S.	$600,709	$(44,055,886)	$189,765,521	$(228,659)	$146,081,685
Transportation Average	—	(40,619,496)	(122,467,763)	(89,660)	(163,176,919)
U.S. Energy	154,308	(94,996,694)	(399,230,478)	—	(494,072,864)
U.S. Healthcare	2,588,186	(15,928,338)	(137,505,147)	(139,107)	(150,984,406)
U.S. Technology	99,842	(67,573,339)	(139,737,524)	(1,385,584)	(208,596,605)
U.S. Utilities	—	(29,802,577)	(27,721,613)	—	(57,524,190)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions and the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$—	$11,956,902	$29,445,888	$2,653,096	$44,055,886
Transportation Average	21,489,080	10,444,516	3,834,866	4,851,034	40,619,496
U.S. Energy	20,038,357	17,026,947	47,146,200	10,785,190	94,996,694
U.S. Healthcare	8,671,625	—	5,013,547	2,243,166	15,928,338
U.S. Technology	31,107,796	10,350,313	19,733,772	6,381,458	67,573,339
U.S. Utilities	5,666,011	345,393	18,294,046	5,497,127	29,802,577

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2016, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Dow Jones U.S.	$4,767,811
U.S. Technology	4,418,098

As of April 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$751,156,934	$251,292,704	$(61,527,183)	$189,765,521
Transportation Average	712,387,490	345,735	(122,813,498)	(122,467,763)
U.S. Energy	1,670,834,240	1,991,941	(401,222,419)	(399,230,478)
U.S. Healthcare	1,972,842,933	70,516,028	(208,021,175)	(137,505,147)
U.S. Technology	2,583,210,490	143,849,938	(283,587,462)	(139,737,524)
U.S. Utilities	1,094,601,685	26,834,123	(54,555,736)	(27,721,613)

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (the “Funds”) at April 30, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2016

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2016:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$18,338,340
Transportation Average	11,209,838
U.S. Energy	35,933,210
U.S. Healthcare	33,402,779
U.S. Technology	44,344,428
U.S. Utilities	22,376,665

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Dow Jones U.S.	97.69%
Transportation Average	100.00
U.S. Energy	100.00
U.S. Healthcare	100.00
U.S. Technology	100.00
U.S. Utilities	100.00

TAX INFORMATION	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$2.045455	$—	$0.026447	$2.071902	99%	—%	1%	100%
Transportation Average	1.606138	—	—	1.606138	100	—	—	100
U.S. Energy	1.113847	—	—	1.113847	100	—	—	100
U.S Healthcare	3.100307	—	—	3.100307	100	—	—	100
U.S. Technology	1.311898	—	—	1.311898	100	—	—	100
U.S. Utilities	4.417900	—	0.134559	4.552459	97	—	3	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares Transportation Average ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,317	99.84

	1,319	100.00%

iShares U.S. Energy ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Healthcare ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.16
Between 0.5% and –0.5%	1,316	99.76

	1,319	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Technology ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Utilities ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,317	99.84

	1,319	100.00%

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 328 funds (as of April 30, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	79

Notes:

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	81

Notes:

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-401-0416

APRIL 30, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
➢	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
➢	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
➢	iShares U.S. Financial Services ETF | IYG | NYSE Arca
➢	iShares U.S. Financials ETF | IYF | NYSE Arca
➢	iShares U.S. Industrials ETF | IYJ | NYSE Arca
➢	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select ETF | KLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The U.S. equity market posted a relatively flat performance for the 12 months ended April 30, 2016 (the “reporting period”). The Russell 3000® Index, a broad U.S. equity index, returned -0.18% for the reporting period.

The relatively flat U.S. equity market performance reflected an inconsistent and uncertain economic environment as the U.S. economy’s quarterly growth rate slowed throughout the reporting period. After growing at a 3.9% annual rate in the second quarter of 2015, the U.S. economy slowed gradually over the next three quarters. By the first quarter of 2016, modest consumer spending and global economic weakness led to an annualized growth rate of just 0.5%, according to initial estimates.

The U.S. economy consistently created jobs during the reporting period, sending the unemployment rate down to an eight-year low. In contrast, industrial production contracted during the reporting period, while consumer spending remained muted despite falling energy prices that contributed to lower fuel costs for consumers. In that environment, overall corporate earnings growth was relatively flat, reflecting intense competition for marginal demand.

Inflation generally remained modest, with the consumer price index rising by 1.1% for the reporting period. Falling commodities prices, including a sharp decline in the price of oil, contributed to the subdued inflation rate.

Mixed economic data and a lack of inflationary pressure kept the U.S. Federal Reserve Bank (the “Fed”) in check for much of the reporting period. Despite initial indications that the Fed planned to raise its short-term interest rate target in mid-2015, the Fed held off until December, when it implemented its first interest rate increase since June 2006. The Fed’s rate hike increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%, ending a seven-year period of near-zero interest rates. Subsequently, the Fed lowered its projections for raising the federal funds rate in 2016.

U.S. stocks generally followed the contours of the economy for the reporting period, as gains in the first half of the reporting period faded amid volatility in the second half of the reporting period. In the slow growth environment, investors gravitated toward stocks with higher growth rates, which drove the outperformance of growth-oriented stocks over value-oriented stocks during the reporting period. Small- and mid-capitalization stocks declined for the reporting period, while large-capitalization stocks posted a modest positive return.

The economic uncertainty in the second half of the reporting period led to periods of risk aversion and negative performance. Slowing growth in China sent the first shockwave through global markets in August 2015, followed by fear of defaults by commodity-related companies in early 2016. The volatility led to broad-based risk aversion within the equity market, which drove sector performance for the reporting period. Energy stocks were the worst performing sector, as a supply glut in oil and gas drove down energy prices. Similarly, commodity-related stocks in various sectors struggled due to weakness in commodities prices. The commodities and equity markets rebounded somewhat in the last two months of the reporting period, as the oil supply glut decreased, alleviating the fear of widespread defaults.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. BASIC MATERIALS ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.42)%	(6.42)%	(6.08)%	(6.42)%	(6.42)%	(6.08)%
5 Years	0.40%	0.41%	0.83%	2.00%	2.05%	4.21%
10 Years	4.74%	4.75%	5.19%	58.92%	59.09%	65.93%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.60	$2.31	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -6.42%, net of fees, while the total return for the Index was -6.08%.

Basic materials stocks, as represented by the Index, declined during the reporting period, underperforming the broader U.S. equity market.

Chemicals companies, which accounted for 82% of the Index on average, declined during the reporting period and detracted significantly from Index results. Weakening demand due to the economic slowdown in China and weak fundamentals in the agriculture market were among the factors that worked against chemical companies. Within the industry, fertilizer and agricultural chemicals companies were the most substantial detractors from the Index’s return. Slowing economic growth in China, the world’s largest importer of fertilizer, led to reduced demand for fertilizer used in agricultural production. The resulting decline in U.S. crop prices also dampened demand for fertilizers. By the end of 2015, fertilizer prices fell to a six-year low.

Paper and forest products stocks declined markedly, although the industry only represented an average of 3% of the Index during the reporting period. Paper products experienced a decline due to the ongoing trend away from newspapers, magazines, and books in favor of electronic media.

The oil, gas, and consumable fuels industry detracted from Index results. In particular, declining coal production weighed heavily on coal-related stocks for the reporting period.

The metals and mining industry declined, as weaker demand from emerging market countries and gains in new capacity drove down metal prices. However, gold stocks performed relatively well, as global uncertainty and rising inflation expectations drove gold prices higher.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Chemicals	80.59%
Metals & Mining	18.02
Paper & Forest Products	0.76
Oil, Gas & Consumable Fuels	0.63

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Dow Chemical Co. (The)	10.84%
EI du Pont de Nemours & Co.	10.60
Monsanto Co.	7.62
Praxair Inc.	6.18
Ecolab Inc.	5.66
PPG Industries Inc.	5.45
Air Products & Chemicals Inc.	4.64
LyondellBasell Industries NV Class A	4.52
Newmont Mining Corp.	3.43
Freeport-McMoRan Inc.	3.22

TOTAL	62.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER GOODS ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.88%	8.90%	9.34%	8.88%	8.90%	9.34%
5 Years	12.44%	12.44%	12.95%	79.74%	79.72%	83.82%
10 Years	9.85%	9.86%	10.35%	155.95%	156.10%	167.71%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.80	$2.28	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 8.88%, net of fees, while the total return for the Index was 9.34%.

Consumer goods stocks, as represented by the Index, delivered solid returns during the reporting period, outperforming the broader U.S. equity market.

Approximately 68% of the Index on average consisted of consumer staples companies that provide essential household and other items with relatively consistent demand, regardless of economic conditions. Approximately 28% of the Index on average comprised companies that provide nonessential, discretionary goods, which tend to be more sensitive to economic conditions.

The tobacco, beverages, and food products industries contributed significantly to Index results. Tobacco sales, which had fallen in recent years, climbed during the reporting period. Beverage and food products companies benefited from their defensive nature in an uncertain environment. Overall, however, these companies benefited from cost-cutting measures and mergers and acquisitions. Some offered healthier options to consumers, either introducing new items or acquiring companies focused on healthier alternatives. Lower oil prices helped the group as a whole, as less money spent on gasoline meant more money for consumers to spend on groceries.

The household products industry, which includes companies that make non-durable goods such as cleaning products, detergents, and disposable dishware, contributed to Index performance for the reporting period. The group benefited from the defensive nature of its products in an uneven economic environment.

Currency fluctuations hampered results for auto components companies, which as a group have exposure to international markets. Automobile companies declined for the reporting period, despite strong sales volumes. High levels of discounts and incentives, recall-related expenses, and foreign currency fluctuations hindered earnings and revenues.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Food, Beverage & Tobacco	51.16%
Household & Personal Products	17.93
Consumer Durables & Apparel	14.98
Automobiles & Components	10.62
Software & Services	1.82
Capital Goods	1.78
Retailing	1.28
Other**	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	9.79%
Coca-Cola Co. (The)	8.04
Philip Morris International Inc.	7.00
PepsiCo Inc.	6.85
Altria Group Inc.	5.66
NIKE Inc. Class B	3.66
Mondelez International Inc. Class A	3.10
Colgate-Palmolive Co.	2.92
Ford Motor Co.	2.44
Kraft Heinz Co. (The)	2.14

TOTAL	51.60%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER SERVICES ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.23%	2.19%	2.66%	2.23%	2.19%	2.66%
5 Years	15.69%	15.69%	16.20%	107.29%	107.27%	111.88%
10 Years	10.04%	10.04%	10.49%	160.39%	160.32%	171.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$981.10	$2.22	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 2.23%, net of fees, while the total return for the Index was 2.66%.

Consumer services stocks, as represented by the Index, delivered solid returns during the reporting period, outperforming the broader U.S. equity market.

Approximately 75% of the Index on average consisted of consumer services companies that are linked to discretionary spending, which tend to be sensitive to economic conditions. Approximately 15% of the Index on average was comprised of consumer services companies that provide essential services with relatively consistent demand, regardless of economic conditions.

Within the Index, the internet and catalog retail industry was the largest contributor to Index results during the reporting period. Companies within the industry benefited from a continued shift from brick-and-mortar stores to e-commerce, and from traditional cable television to streaming video on demand. Travel-related web sites experienced growth in the alternative accommodation marketplace. The specialty retail industry contributed meaningfully to Index performance, particularly among home improvement retail companies, as generally improving housing conditions drove up purchases of big-ticket items.

The hotels, restaurants, and leisure industry delivered positive results. Although ongoing economic uncertainty and pressure to lift wages for fast-food workers created challenges among restaurants, strong gains for some companies fueled healthy results for restaurants as a group.

The media industry declined as traditional media providers lost ground to on-demand streaming television. The healthcare industry was a source of negative returns, hurt by consolidation among healthcare distributors. Airline stocks detracted from Index returns. Although the plunge in oil prices lowered an input cost, stiff competition and fare wars forced many airlines to pass on a portion of those fuel cost savings to passengers in the form of lower-priced airline tickets.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Retailing	36.76%
Media	23.87
Consumer Services	15.51
Food & Staples Retailing	14.91
Transportation	4.27
Health Care Equipment & Services	3.01
Commercial & Professional Services	1.49
Software & Services	0.10
Technology Hardware & Equipment	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Amazon.com Inc.	8.72%
Home Depot Inc. (The)	5.81
Walt Disney Co. (The)	5.31
Comcast Corp. Class A	5.06
McDonald’s Corp.	3.90
CVS Health Corp.	3.78
Wal-Mart Stores Inc.	3.59
Starbucks Corp.	2.85
Lowe’s Companies Inc.	2.38
Walgreens Boots Alliance Inc.	2.34

TOTAL	43.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIAL SERVICES ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.85)%	(4.85)%	(4.55)%	(4.85)%	(4.85)%	(4.55)%
5 Years	9.45%	9.46%	9.92%	57.08%	57.16%	60.48%
10 Years	(2.13)%	(2.13)%	(1.79)%	(19.39)%	(19.39)%	(16.49)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$948.20	$2.18	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -4.85%, net of fees, while the total return for the Index was -4.55%.

Financial services stocks, as represented by the Index, declined during the reporting period, lagging the broader U.S. equity market.

The capital markets industry, which accounted for 20% of the Index on average, was the most significant detractor from Index performance for the reporting period. Within the industry, investment banking and brokerage companies declined amid poor trading results and low client activity. The low-interest rate environment, combined with regulatory pressure, curbed proprietary trading, in turn reducing fees and margins from trading services. Asset management companies lost ground as assets under management declined and investors worried about future potential growth of assets.

Banks, the largest weighting at an average of 56% of the Index, detracted from the Index’s return for the reporting period. Within the group, diversified banks generally struggled with a low-interest rate environment, which constrained net interest margins, particularly among the largest banks. The quality of loans to energy companies deteriorated as oil prices declined, causing banks to increase loan loss provisions.

On the positive side, the IT services industry, which represented an average of 11% of the Index during the reporting period, contributed to Index performance. Within the industry, credit card companies gained ground, generating solid revenues and dividends. Investors perceive credit card companies as typically benefiting from the widening spread between short- and long-term interest rates that can occur at the beginning of a rising interest-rate environment.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*
Banks	54.85%
Diversified Financials	32.74
Software & Services	11.99
Insurance	0.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*
JPMorgan Chase & Co.	10.98%
Wells Fargo & Co.	10.93
Bank of America Corp.	7.11
Visa Inc. Class A	7.01
Citigroup Inc.	6.46
MasterCard Inc. Class A	4.50
U.S. Bancorp.	3.30
Goldman Sachs Group Inc. (The)	3.05
American Express Co.	2.54
BlackRock Inc.	2.13

TOTAL	58.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIALS ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.41)%	(0.39)%	(0.06)%	(0.41)%	(0.39)%	(0.06)%
5 Years	9.63%	9.63%	10.10%	58.36%	58.35%	61.75%
10 Years	(0.33)%	(0.33)%	0.04%	(3.24)%	(3.23)%	0.40%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$982.70	$2.22	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIALS ETF

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -0.41%, net of fees, while the total return for the Index was -0.06%.

Financials stocks, as represented by the Index, had a flat return during the reporting period, performing generally in line with the broader U.S. equity market.

The capital markets industry was the most significant detractor from Index performance for the reporting period. Within the industry, investment banking and brokerage companies declined amid poor trading results and low client activity. Asset management companies lost ground as assets under management declined and investors worried about future potential growth of assets.

Banks, the largest weighting at an average of 31% of the Index, detracted from returns for the reporting period. Within the group, diversified banks generally struggled with a low-interest rate environment, which constrained net interest margins, particularly among the largest banks.

In contrast, real estate investment trusts (“REITs”) benefited from a benign economic landscape as well as REITs’ healthy dividend yields, which appealed to investors in a low-interest rate environment. Specialized REITs, which encompass REITs spanning from self-storage properties to wireless tower operators, performed well in the generally positive economic landscape. Retail REITs contributed to the Index’s return as consumer spending levels increased in the reporting period.

Positive results in the insurance industry largely reflected gains by property and casualty insurance companies. Although such companies’ portfolio investment returns remained depressed and underwriting results deteriorated slightly in 2015, the industry achieved a third consecutive year of underwriting profit for the first time since the 1970s.

The IT services industry contributed to Index performance for the reporting period as credit card companies gained, generating solid revenues and dividends.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Banks	29.97%
Diversified Financials	25.11
Real Estate	22.46
Insurance	15.91
Software & Services	6.55

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Berkshire Hathaway Inc. Class B	7.05%
JPMorgan Chase & Co.	6.00
Wells Fargo & Co.	5.97
Bank of America Corp.	3.89
Visa Inc. Class A	3.83
Citigroup Inc.	3.53
MasterCard Inc. Class A	2.46
U.S. Bancorp.	1.80
Goldman Sachs Group Inc. (The)	1.67
American International Group Inc.	1.66

TOTAL	37.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. INDUSTRIALS ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.83%	2.81%	3.27%	2.83%	2.81%	3.27%
5 Years	9.97%	9.96%	10.45%	60.81%	60.79%	64.39%
10 Years	7.06%	7.06%	7.53%	97.90%	97.88%	106.59%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,042.30	$2.29	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INDUSTRIALS ETF

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 2.83%, net of fees, while the total return for the Index was 3.27%.

As represented by the Index, industrials stocks produced a gain during the reporting period, outperforming the broader U.S. equity market.

Industrial stocks advanced for the reporting period despite a decline in industrial production, a broad measure of output from factories, mines, and power plants in the U.S. Factories also faced headwinds including weak overseas demand, a stronger U.S. dollar, and lower oil prices.

Capital goods, the largest industry represented in the Index at about 60% on average, produced positive results and contributed to the Index’s returns during the reporting period. Within the industry, the industrial conglomerates segment contributed the most to the Index’s performance. In addition, the aerospace and defense segment benefited as expectations for higher travel demand, new technologies, and heightened security threats spurred increased aircraft production and global defense budgets. Technology-oriented stocks in the Index also produced positive results during the reporting period and contributed to the Index’s performance.

The transportation industry detracted from the Index’s returns during the reporting period. Within the industry, the road and rail segment was the most significant detractor from Index performance. Railroad companies declined as freight volumes fell during the reporting period, hindered by lower shipments of coal, farm goods other than grain, and sand used in oil production. For trucking companies, lower shipping volumes for energy-related equipment and products drove down results. Trucking companies involved with logistics services experienced a decline in demand, as did car rental companies.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Capital Goods	59.19%
Software & Services	12.70
Transportation	11.70
Materials	6.02
Commercial & Professional Services	5.38
Technology Hardware & Equipment	3.77
Pharmaceuticals, Biotechnology & Life Sciences	1.09
Utilities	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

General Electric Co.	10.97%
3M Co.	3.87
Honeywell International Inc.	3.36
Boeing Co. (The)	3.21
United Technologies Corp.	3.10
Union Pacific Corp.	2.82
United Parcel Service Inc. Class B	2.77
Accenture PLC Class A	2.71
Lockheed Martin Corp.	2.34
Danaher Corp.	2.21

TOTAL	37.36%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.75%	0.77%	1.22%	0.75%	0.77%	1.22%
5 Years	10.47%	10.48%	11.03%	64.54%	64.63%	68.73%
Since Inception	6.06%	6.06%	6.59%	74.45%	74.46%	82.87%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/14/06. The first day of secondary market trading was 11/17/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$999.60	$2.49	$1,000.00	$1,022.40	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 0.75%, net of fees, while the total return for the Index was 1.22%.

Stocks of socially responsible U.S. companies, as represented by the Index, managed a positive return for the reporting period but slightly trailed the broader equity markets. The Index declined sharply in August and September 2015 before rallying through year-end; another sell-off and rebound in the first quarter of 2016 resulted in modest gains overall for the Index.

A majority of the ten sectors in the Index posted positive returns for the reporting period, with the largest contributions to return coming from information technology and consumer staples stocks. Within the information technology sector, the primary sources of strength were the Internet software and services and software industries. The performance of these industries reflects trends evident across the sector, including digital advertising and cloud computing, to name just two prominent sources of growth. Relatively healthy profits also helped valuations, with technology stocks among the most attractive sectors when looking at price relative to estimates of long-term growth potential as of March 2016. The consumer staples sector was another leading contributor to Index performance, led by holdings in the beverages, household and personal products, and food products industries. The consumer discretionary, utilities, telecommunication services, financials, and materials sectors also contributed to Index performance for the reporting period.

At the other end of the spectrum, energy stocks detracted most from performance, followed by healthcare and, to a lesser extent, industrials. Energy stock performance was negatively affected by the poor pricing environment for oil and natural gas. Meanwhile, healthcare stocks struggled with concerns about overly rich stock valuations, U.S. political rhetoric about expensive drug prices, and some disappointing clinical trials in the biotechnology industry.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*
Information Technology	25.04%
Consumer Discretionary	14.05
Health Care	14.03
Financials	12.85
Consumer Staples	12.25
Industrials	8.32
Energy	5.82
Telecommunication Services	2.96
Materials	2.92
Utilities	1.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*
Microsoft Corp.	4.61%
Procter & Gamble Co. (The)	2.65
Alphabet Inc. Class C	2.62
Verizon Communications Inc.	2.52
Alphabet Inc. Class A	2.51
Coca-Cola Co. (The)	2.25
Walt Disney Co. (The)	1.97
Merck & Co. Inc.	1.86
PepsiCo Inc.	1.83
Intel Corp.	1.74

TOTAL	24.56%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.07%	0.08%	0.56%	0.07%	0.08%	0.56%
5 Years	9.15%	9.17%	9.70%	54.95%	55.05%	58.89%
10 Years	6.05%	6.05%	6.58%	79.99%	79.99%	89.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.10	$2.50	$1,000.00	$1,022.40	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT ETF

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 0.07%, net of fees, while the total return for the Index was 0.56%.

Stocks of socially responsible U.S. companies, as represented by the Index, managed a positive return for the reporting period but slightly trailed the broader equity markets. The Index declined sharply in August and September 2015 before rallying through year-end; another sell-off and rebound in the first quarter of 2016 resulted in a modest return for the Index.

A majority of the nine sectors in the Index posted positive returns for the reporting period, with the largest contributions to return coming from consumer staples and utilities stocks. In the consumer staples sector, the beverages and packaged foods and meats industries were the main sources of strength. These stocks offered attractive dividends and saw growth in demand across a range of comparatively healthy food and beverage products. Utilities stocks benefited from their relatively attractive valuations and comparatively high dividend yields in a low-interest rate environment. The consumer discretionary, industrials, and materials sectors also contributed to Index performance, led by the textiles and apparel, industrial conglomerates, and specialty chemicals industries, respectively.

At the other end of the spectrum, energy stocks detracted the most from Index performance, followed by information technology, healthcare, and financials. Energy stock performance was negatively affected by the poor pricing environment for oil and natural gas, as the oil and gas exploration and production, storage and transportation, and equipment and services industries all declined. In the information technology sector, weakness was concentrated in the technology hardware, storage, and peripherals industry. Meanwhile, healthcare stocks struggled with concerns about overly rich stock valuations, U.S. political rhetoric about expensive drug prices, and some disappointing clinical trials in the biotechnology industry.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*
Information Technology	22.41%
Financials	15.37
Health Care	14.17
Industrials	12.70
Consumer Staples	11.28
Consumer Discretionary	11.02
Materials	4.61
Utilities	4.23
Energy	4.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*
3M Co.	4.51%
Microsoft Corp.	3.57
NextEra Energy Inc.	3.17
Apple Inc.	3.02
Accenture PLC Class A	2.96
Northern Trust Corp.	2.92
Ecolab Inc.	2.90
Marsh & McLennan Companies Inc.	2.65
Time Warner Cable Inc.	2.26
Chubb Ltd.	2.13

TOTAL	30.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.97%

CHEMICALS — 80.56%
Air Products & Chemicals Inc.	175,127	$25,549,278
Airgas Inc.	67,243	9,578,093
Albemarle Corp.	116,288	7,693,614
Ashland Inc.	65,570	7,317,612
Axalta Coating Systems Ltd.[a]	145,589	4,144,919
Axiall Corp.	76,503	1,801,646
Cabot Corp.	66,557	3,247,316
Celanese Corp. Series A	151,065	10,680,295
CF Industries Holdings Inc.	241,113	7,973,607
Chemours Co. (The)	201,413	1,836,887
Chemtura Corp.[a]	73,838	2,056,388
Dow Chemical Co. (The)	1,135,522	59,739,812
Eastman Chemical Co.	151,960	11,606,705
Ecolab Inc.	271,491	31,216,035
EI du Pont de Nemours & Co.	886,121	58,404,235
FMC Corp.	139,302	6,026,205
GCP Applied Technologies Inc.[a]	78,968	1,747,562
HB Fuller Co.	54,400	2,432,768
Huntsman Corp.	217,024	3,415,958
International Flavors & Fragrances Inc.	82,351	9,838,474
LyondellBasell Industries NV Class A	301,217	24,901,609
Minerals Technologies Inc.	38,107	2,282,609
Monsanto Co.	448,148	41,982,505
Mosaic Co. (The)	363,156	10,164,736
NewMarket Corp.[b]	10,505	4,265,660
Olin Corp.	174,978	3,812,771
Platform Specialty Products Corp.[a,b]	154,547	1,591,834
PolyOne Corp.	91,075	3,276,878
PPG Industries Inc.	271,892	30,014,158
Praxair Inc.	290,141	34,079,962
RPM International Inc.	137,927	6,969,451
Scotts Miracle-Gro Co. (The) Class A	48,401	3,425,823
Sensient Technologies Corp.	48,042	3,230,824
Westlake Chemical Corp.	43,008	2,158,572
WR Grace & Co.[a]	73,735	5,654,000

		444,118,801
METALS & MINING — 18.02%
Alcoa Inc.	1,347,748	15,054,345
Allegheny Technologies Inc.	113,933	1,861,665

Security	Shares	Value
Carpenter Technology Corp.	52,103	$1,844,967
Commercial Metals Co.	127,182	2,279,101
Compass Minerals International Inc.	36,434	2,731,093
Freeport-McMoRan Inc.	1,268,989	17,765,846
Newmont Mining Corp.	541,443	18,934,262
Nucor Corp.	325,620	16,209,364
Reliance Steel & Aluminum Co.	75,117	5,556,405
Royal Gold Inc.	68,489	4,288,781
Steel Dynamics Inc.	253,254	6,384,533
Stillwater Mining Co.[a,b]	136,150	1,661,030
U.S. Steel Corp.	148,279	2,833,612
Worthington Industries Inc.	50,555	1,908,451

		99,313,455
OIL, GAS & CONSUMABLE FUELS — 0.63%
CONSOL Energy Inc.	232,179	3,494,294

		3,494,294
PAPER & FOREST PRODUCTS — 0.76%
Domtar Corp.	67,758	2,618,169
KapStone Paper and Packaging Corp.	97,569	1,550,372

		4,168,541

TOTAL COMMON STOCKS (Cost: $632,567,316)		551,095,091

SHORT-TERM INVESTMENTS — 0.41%

MONEY MARKET FUNDS — 0.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	1,885,933	1,885,933
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	102,901	102,901
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	278,930	278,930

		2,267,764

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,267,764)		2,267,764

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.38% (Cost: $634,835,080)	$553,362,855
Other Assets, Less Liabilities — (0.38)%	(2,080,010)

NET ASSETS — 100.00%	$551,282,845

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.82%

AUTO COMPONENTS — 4.45%
Autoliv Inc.	38,547	$4,720,851
BorgWarner Inc.	95,676	3,436,682
Cooper Tire & Rubber Co.	22,884	790,413
Dana Holding Corp.	65,343	844,885
Delphi Automotive PLC	121,453	8,942,585
Gentex Corp.	126,409	2,027,600
Goodyear Tire & Rubber Co. (The)	116,857	3,385,347
Johnson Controls Inc.	283,678	11,744,269
Lear Corp.	32,952	3,793,764
Tenneco Inc.[a,b]	25,371	1,352,274
Visteon Corp.[a]	16,792	1,337,819

		42,376,489
AUTOMOBILES — 6.15%
Ford Motor Co.	1,706,135	23,135,191
General Motors Co.	615,070	19,559,226
Harley-Davidson Inc.	80,529	3,851,702
Tesla Motors Inc.[a,b]	44,499	10,713,579
Thor Industries Inc.	19,993	1,279,952

		58,539,650
BEVERAGES — 19.80%
Brown-Forman Corp. Class A	12,203	1,265,573
Brown-Forman Corp. Class B	43,979	4,236,057
Coca-Cola Co. (The)	1,705,224	76,394,035
Coca-Cola Enterprises Inc.	91,525	4,803,232
Constellation Brands Inc. Class A	76,972	12,012,250
Dr Pepper Snapple Group Inc.	81,986	7,453,347
Molson Coors Brewing Co. Class B	80,445	7,692,956
Monster Beverage Corp.[b]	65,712	9,476,985
PepsiCo Inc.	632,547	65,127,039

		188,461,474
COMMERCIAL SERVICES & SUPPLIES — 0.17%
Herman Miller Inc.	26,231	791,389
HNI Corp.	19,249	841,567

		1,632,956
DISTRIBUTORS — 1.28%
Genuine Parts Co.	65,430	6,279,317
LKQ Corp.[b]	133,995	4,294,540
Pool Corp.	18,399	1,608,257

		12,182,114
DIVERSIFIED FINANCIAL SERVICES — 0.26%
Leucadia National Corp.	145,830	2,432,444

		2,432,444

Security	Shares	Value
FOOD PRODUCTS — 16.75%
Archer-Daniels-Midland Co.	260,525	$10,405,369
B&G Foods Inc.	27,146	1,118,687
Bunge Ltd.	62,339	3,896,188
Campbell Soup Co.	78,689	4,855,898
ConAgra Foods Inc.	189,981	8,465,553
Darling Ingredients Inc.[b]	72,000	1,043,280
Dean Foods Co.	40,110	691,095
Flowers Foods Inc.	81,783	1,566,962
General Mills Inc.	259,659	15,927,483
Hain Celestial Group Inc. (The)[a,b]	45,114	1,888,472
Hershey Co. (The)	62,765	5,844,049
Hormel Foods Corp.	118,266	4,559,154
Ingredion Inc.	31,466	3,621,422
JM Smucker Co. (The)	52,375	6,650,578
Kellogg Co.	110,359	8,476,675
Kraft Heinz Co. (The)	260,206	20,314,282
Lancaster Colony Corp.	8,533	994,095
McCormick & Co. Inc./MD	50,486	4,734,577
Mead Johnson Nutrition Co.	81,594	7,110,917
Mondelez International Inc. Class A	686,567	29,494,918
Pinnacle Foods Inc.	47,963	2,042,744
Post Holdings Inc.[b]	28,046	2,014,825
TreeHouse Foods Inc.[a,b]	24,677	2,181,447
Tyson Foods Inc. Class A	128,262	8,442,205
WhiteWave Foods Co. (The)[b]	77,205	3,104,413

		159,445,288
HOUSEHOLD DURABLES — 4.64%
DR Horton Inc.	144,012	4,329,001
GoPro Inc.[a,b]	34,483	435,865
Harman International Industries Inc.	31,174	2,392,916
Leggett & Platt Inc.	59,435	2,929,551
Lennar Corp. Class A	78,817	3,571,198
Lennar Corp. Class B	4,420	158,943
Mohawk Industries Inc.[b]	27,834	5,361,663
Newell Brands Inc.	199,883	9,102,672
NVR Inc.[b]	1,596	2,651,419
PulteGroup Inc.	138,841	2,553,286
Tempur Sealy International Inc.[b]	27,315	1,657,201
Toll Brothers Inc.[b]	67,843	1,852,114
Tupperware Brands Corp.[a]	22,096	1,283,115
Whirlpool Corp.	33,798	5,885,584

		44,164,528

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2016

Security	Shares	Value
HOUSEHOLD PRODUCTS — 16.32%
Church & Dwight Co. Inc.	56,768	$5,262,394
Clorox Co. (The)	56,647	7,093,904
Colgate-Palmolive Co.	390,682	27,707,167
Energizer Holdings Inc.	27,093	1,178,275
Kimberly-Clark Corp.	157,937	19,772,133
Procter & Gamble Co. (The)	1,160,828	93,005,539
Spectrum Brands Holdings Inc.	11,910	1,352,976

		155,372,388
LEISURE PRODUCTS — 1.53%
Brunswick Corp./DE	39,832	1,913,131
Hasbro Inc.	49,149	4,159,971
Mattel Inc.[a]	148,788	4,625,819
Polaris Industries Inc.[a]	26,471	2,590,982
Vista Outdoor Inc.[b]	26,734	1,282,697

		14,572,600
MACHINERY — 1.77%
Middleby Corp. (The)[a,b]	25,109	2,752,951
Snap-on Inc.	25,422	4,049,216
Stanley Black & Decker Inc.	66,663	7,460,923
WABCO Holdings Inc.[b]	23,339	2,617,702

		16,880,792
PERSONAL PRODUCTS — 1.58%
Avon Products Inc.	190,348	896,539
Edgewell Personal Care Co.	25,973	2,131,604
Estee Lauder Companies Inc. (The) Class A	97,114	9,310,319
Herbalife Ltd.[a,b]	28,343	1,642,477
Nu Skin Enterprises Inc. Class A	25,034	1,020,636

		15,001,575
SOFTWARE — 1.82%
Activision Blizzard Inc.	221,934	7,650,065
Electronic Arts Inc.[b]	135,358	8,371,892
Take-Two Interactive Software Inc.[a,b]	37,091	1,267,771

		17,289,728
TEXTILES, APPAREL & LUXURY GOODS — 8.78%
Carter’s Inc.	22,643	2,415,329
Coach Inc.	121,521	4,893,651
Deckers Outdoor Corp.[a,b]	14,216	821,827
Fossil Group Inc.[a,b]	18,037	730,498
G-III Apparel Group Ltd.[a,b]	17,515	792,554
Hanesbrands Inc.	171,396	4,975,626
Kate Spade & Co.[a,b]	56,053	1,442,244
lululemon athletica Inc.[a,b]	47,915	3,140,828

Security	Shares	Value
Michael Kors Holdings Ltd.[b]	78,519	$4,056,292
NIKE Inc. Class B	590,745	34,818,510
PVH Corp.	35,859	3,428,120
Ralph Lauren Corp.	25,438	2,371,076
Skechers U.S.A. Inc. Class Ab	57,183	1,889,898
Steven Madden Ltd.[b]	24,235	848,467
Under Armour Inc.[a,b]	79,489	3,243,151
Under Armour Inc. Class Aa,b	79,489	3,492,747
VF Corp.	148,605	9,369,545
Wolverine World Wide Inc.	43,703	828,172

		83,558,535
TOBACCO — 14.52%
Altria Group Inc.	856,837	53,732,248
Philip Morris International Inc.	678,031	66,528,402
Reynolds American Inc.	362,287	17,969,435

		138,230,085

TOTAL COMMON STOCKS
(Cost: $935,118,849)		950,140,646

SHORT-TERM INVESTMENTS — 2.12%

MONEY MARKET FUNDS — 2.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	18,679,240	18,679,240
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,019,186	1,019,186
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	497,331	497,331

		20,195,757

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,195,757)		20,195,757

TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $955,314,606)		970,336,403
Other Assets, Less Liabilities — (1.94)%		(18,467,075)

NET ASSETS — 100.00%		$951,869,328

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.88%

AIRLINES — 4.06%
Alaska Air Group Inc.	40,979	$2,886,150
Allegiant Travel Co.	4,288	688,524
American Airlines Group Inc.	198,131	6,873,164
Delta Air Lines Inc.	255,700	10,655,019
JetBlue Airways Corp.[a,b]	105,576	2,089,349
Southwest Airlines Co.	209,598	9,350,167
Spirit Airlines Inc.[a]	23,588	1,036,221
United Continental Holdings Inc.[a]	118,118	5,410,986

		38,989,580
COMMERCIAL SERVICES & SUPPLIES — 0.41%
Copart Inc.[a,b]	33,516	1,435,825
KAR Auction Services Inc.	45,226	1,700,498
Rollins Inc.	31,102	835,711

		3,972,034
DIVERSIFIED CONSUMER SERVICES — 0.84%
Apollo Education Group Inc.[a,b]	32,897	256,597
DeVry Education Group Inc.	18,643	323,456
Graham Holdings Co. Class B	1,411	672,398
Grand Canyon Education Inc.[a]	15,377	672,436
H&R Block Inc.	77,586	1,570,341
Houghton Mifflin Harcourt Co.[a,b]	34,057	698,509
Service Corp. International/U.S.	64,122	1,710,134
ServiceMaster Global Holdings Inc.[a]	44,526	1,706,236
Sotheby’s	18,113	493,398

		8,103,505
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.08%
Dolby Laboratories Inc. Class A	16,098	766,426

		766,426
FOOD & STAPLES RETAILING — 14.90%
Casey’s General Stores Inc.	12,841	1,438,192
Costco Wholesale Corp.	144,363	21,384,491
CVS Health Corp.	360,513	36,231,557
Kroger Co. (The)	320,146	11,329,967
Rite Aid Corp.[a]	344,035	2,769,482
Sprouts Farmers Market Inc.[a,b]	46,436	1,303,459
Sysco Corp.	172,530	7,948,457
United Natural Foods Inc.[a]	16,402	585,059
Wal-Mart Stores Inc.	514,912	34,432,165
Walgreens Boots Alliance Inc.	283,283	22,458,676

Security	Shares	Value
Whole Foods Market Inc.	106,651	$3,101,411

		142,982,916
HEALTH CARE PROVIDERS & SERVICES — 3.00%
AmerisourceBergen Corp.	62,893	5,352,194
Cardinal Health Inc.	108,188	8,488,431
Chemed Corp.[b]	5,600	726,768
McKesson Corp.	75,080	12,599,926
VCA Inc.[a]	26,558	1,672,357

		28,839,676
HOTELS, RESTAURANTS & LEISURE — 14.65%
Aramark	74,342	2,491,200
Bloomin’ Brands Inc.	39,204	733,115
Brinker International Inc.	18,762	869,056
Buffalo Wild Wings Inc.[a]	6,207	829,628
Carnival Corp.	148,061	7,262,392
Cheesecake Factory Inc. (The)	14,766	753,214
Chipotle Mexican Grill Inc.[a,b]	9,872	4,155,816
Choice Hotels International Inc.	11,457	580,412
Cracker Barrel Old Country Store Inc.[b]	7,888	1,154,882
Darden Restaurants Inc.	37,950	2,362,387
Domino’s Pizza Inc.	16,383	1,980,377
Dunkin’ Brands Group Inc.	30,232	1,405,788
Hilton Worldwide Holdings Inc.	172,101	3,794,827
Hyatt Hotels Corp. Class Aa,b	8,285	396,686
J Alexander’s Holdings Inc.[a]	4,892	50,388
Jack in the Box Inc.	11,394	769,665
Las Vegas Sands Corp.	120,350	5,433,802
Marriott International Inc./MD Class A	62,476	4,378,943
Marriott Vacations Worldwide Corp.	8,190	513,022
McDonald’s Corp.	295,897	37,428,012
MGM Resorts International[a]	155,593	3,314,131
Norwegian Cruise Line Holdings Ltd.[a]	51,644	2,524,875
Panera Bread Co. Class Aa	7,554	1,620,257
Royal Caribbean Cruises Ltd.	55,715	4,312,341
Six Flags Entertainment Corp.	28,088	1,686,684
Starbucks Corp.	485,136	27,279,197
Starwood Hotels & Resorts Worldwide Inc.	55,499	4,544,258
Vail Resorts Inc.	12,034	1,560,088
Wendy’s Co. (The)	71,432	775,751
Wyndham Worldwide Corp.	36,964	2,622,596

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2016

Security	Shares	Value
Wynn Resorts Ltd.	26,767	$2,363,526
Yum! Brands Inc.	134,240	10,680,134

		140,627,450
INTERNET & CATALOG RETAIL — 13.85%
Amazon.com Inc.[a]	126,702	83,571,372
Expedia Inc.	38,965	4,510,978
Groupon Inc.[a,b]	135,907	491,983
HSN Inc.	10,430	553,103
Liberty Interactive Corp. QVC Group Series Aa	153,728	4,027,674
Liberty TripAdvisor Holdings Inc. Class Aa	22,047	486,357
Liberty Ventures Series Aa	44,321	1,772,840
Netflix Inc.[a]	140,605	12,658,668
Priceline Group Inc. (The)[a]	16,298	21,898,971
Shutterfly Inc.[a]	11,452	526,563
TripAdvisor Inc.[a,b]	37,458	2,419,412

		132,917,921
INTERNET SOFTWARE & SERVICES — 0.04%
Yelp Inc.[a,b]	18,095	379,995

		379,995
IT SERVICES — 0.06%
Acxiom Corp.[a]	25,377	557,533

		557,533
MEDIA — 23.84%
AMC Networks Inc. Class Aa	20,056	1,308,253
Cable One Inc.	1,451	665,951
Cablevision Systems Corp. Class A	73,169	2,443,113
CBS Corp. Class A	2,472	148,295
CBS Corp. Class B NVS	138,586	7,748,343
Charter Communications Inc. Class Aa,b	25,141	5,335,926
Cinemark Holdings Inc.	34,754	1,204,226
Comcast Corp. Class A	798,402	48,510,906
Discovery Communications Inc. Class Aa,b	49,357	1,347,940
Discovery Communications Inc. Class C NVS[a]	78,189	2,093,901
DISH Network Corp. Class Aa	74,244	3,659,487
DreamWorks Animation SKG Inc. Class Aa,b	23,657	944,387
Gannett Co. Inc.	38,292	645,220
Interpublic Group of Companies Inc. (The)	131,943	3,026,772

Security	Shares	Value
John Wiley & Sons Inc. Class A	16,017	$794,283
Liberty Braves Group Class Aa	3,186	49,829
Liberty Braves Group Class Ca	6,353	94,787
Liberty Broadband Corp. Class Aa	8,102	464,407
Liberty Broadband Corp. Class Ca	21,629	1,238,260
Liberty Global PLC Series Aa,b	83,133	3,136,608
Liberty Global PLC Series C NVS[a,b]	190,900	6,986,940
Liberty Global PLC LiLAC Class Aa	4,119	154,586
Liberty Global PLC LiLAC Class Ca,b	9,440	383,358
Liberty Media Group Class Aa	7,965	145,759
Liberty Media Group Class Ca	15,882	285,876
Liberty SiriusXM Group Class Aa	31,860	1,044,052
Liberty SiriusXM Group Class Ca	63,529	2,034,199
Lions Gate Entertainment Corp.	31,522	699,788
Live Nation Entertainment Inc.[a]	48,071	1,032,565
Madison Square Garden Co. (The)[a]	6,723	1,055,377
Meredith Corp.	12,302	631,216
MSG Networks Inc. Class Aa	19,952	340,980
New York Times Co. (The) Class A	40,474	518,877
News Corp. Class A	124,500	1,546,290
News Corp. Class B	35,178	455,907
Omnicom Group Inc.	78,715	6,530,984
Regal Entertainment Group Class A	22,095	460,681
Scripps Networks Interactive Inc. Class A	31,192	1,944,821
Sinclair Broadcast Group Inc. Class A	22,685	727,508
Sirius XM Holdings Inc.[a,b]	703,192	2,777,608
Starz Series Aa	26,967	733,772
TEGNA Inc.	72,345	1,689,979
Time Inc.	34,449	506,400
Time Warner Cable Inc.	93,044	19,735,563
Time Warner Inc.	259,397	19,491,091
Tribune Media Co.	26,416	1,018,337
Twenty-First Century Fox Inc. Class A	367,678	11,125,936
Twenty-First Century Fox Inc. Class B	141,761	4,269,841

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2016

Security	Shares	Value
Viacom Inc. Class A	3,453	$151,690
Viacom Inc. Class B NVS	113,912	4,659,001
Walt Disney Co. (The)	492,585	50,864,327

		228,864,203
MULTILINE RETAIL — 4.26%
Big Lots Inc.	16,164	741,281
Dillard’s Inc. Class A	7,248	510,622
Dollar General Corp.	95,597	7,830,350
Dollar Tree Inc.[a]	77,182	6,152,177
JC Penney Co. Inc.[a]	100,729	934,765
Kohl’s Corp.	62,431	2,765,693
Macy’s Inc.	101,971	4,037,032
Nordstrom Inc.	42,218	2,158,606
Target Corp.	197,807	15,725,657

		40,856,183
PROFESSIONAL SERVICES — 1.07%
Dun & Bradstreet Corp. (The)	11,896	1,313,437
IHS Inc. Class Aa,b	22,419	2,761,572
Nielsen Holdings PLC	118,956	6,202,366

		10,277,375
ROAD & RAIL — 0.21%
Avis Budget Group Inc.[a]	31,881	800,213
Hertz Global Holdings Inc.[a]	128,715	1,191,901

		1,992,114
SPECIALTY RETAIL — 18.61%
Aaron’s Inc.	21,080	552,507
Abercrombie & Fitch Co. Class A	21,928	586,135
Advance Auto Parts Inc.	24,110	3,763,571
American Eagle Outfitters Inc.	54,605	781,398
Asbury Automotive Group Inc.[a]	8,094	490,658
Ascena Retail Group Inc.[a]	56,271	495,748
AutoNation Inc.[a,b]	24,307	1,231,150
AutoZone Inc.[a]	9,924	7,594,143
Bed Bath & Beyond Inc.[a]	53,746	2,537,886
Best Buy Co. Inc.	92,561	2,969,357
Burlington Stores Inc.[a,b]	23,398	1,332,984
Cabela’s Inc.[a]	15,802	824,074
CarMax Inc.[a,b]	64,305	3,404,950
Chico’s FAS Inc.	43,925	553,894
CST Brands Inc.	24,989	943,835
Dick’s Sporting Goods Inc.	29,652	1,374,074
DSW Inc. Class A	23,525	578,009
Foot Locker Inc.	45,152	2,774,139
GameStop Corp. Class A	34,419	1,128,943
Gap Inc. (The)	74,252	1,721,161

Security	Shares	Value
Genesco Inc.[a,b]	7,211	$498,857
GNC Holdings Inc. Class A	24,369	593,629
Group 1 Automotive Inc.	7,348	483,792
Guess? Inc.	20,777	381,258
Home Depot Inc. (The)	416,071	55,707,746
L Brands Inc.	83,720	6,554,439
Lithia Motors Inc. Class A	7,603	631,201
Lowe’s Companies Inc.	300,389	22,835,572
Murphy USA Inc.[a]	12,788	734,287
O’Reilly Automotive Inc.[a]	31,930	8,387,372
Office Depot Inc.[a]	163,139	959,257
Restoration Hardware Holdings Inc.[a,b]	12,196	527,721
Ross Stores Inc.	133,087	7,556,680
Sally Beauty Holdings Inc.[a]	49,937	1,568,022
Signet Jewelers Ltd.	26,158	2,839,712
Staples Inc.	212,335	2,165,817
Tailored Brands Inc.	15,774	274,783
Tiffany & Co.	36,679	2,617,047
TJX Companies Inc. (The)	219,914	16,673,879
Tractor Supply Co.	43,975	4,162,673
Ulta Salon Cosmetics & Fragrance Inc.[a,b]	20,942	4,361,800
Urban Outfitters Inc.[a]	28,350	859,572
Williams-Sonoma Inc.	27,238	1,601,050

		178,614,782

TOTAL COMMON STOCKS
(Cost: $933,903,103)		958,741,693

SHORT-TERM INVESTMENTS — 4.38%

MONEY MARKET FUNDS — 4.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	38,851,869	38,851,869
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	2,119,855	2,119,855
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	1,068,510	1,068,510

		42,040,234

TOTAL SHORT-TERM INVESTMENTS
(Cost: $42,040,234)		42,040,234

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 104.26%
(Cost: $975,943,337)	$1,000,781,927
Other Assets, Less Liabilities — (4.26)%	(40,904,900)

NET ASSETS — 100.00%	$959,877,027

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.82%

BANKS — 53.98%
Associated Banc-Corp.	40,233	$733,850
BancorpSouth Inc.	22,605	530,991
Bank of America Corp.	2,769,150	40,318,824
Bank of Hawaii Corp.	11,532	788,904
Bank of the Ozarks Inc.	21,976	907,609
BankUnited Inc.	27,687	955,202
BB&T Corp.	217,754	7,704,137
BOK Financial Corp.[a]	5,583	335,985
Cathay General Bancorp.	19,809	604,571
CIT Group Inc.	45,781	1,582,649
Citigroup Inc.	790,632	36,590,449
Citizens Financial Group Inc.	141,562	3,234,692
Comerica Inc.	46,831	2,079,296
Commerce Bancshares Inc./MO	22,365	1,047,129
Cullen/Frost Bankers Inc.	14,595	933,934
East West Bancorp. Inc.	38,726	1,451,838
Fifth Third Bancorp.	210,063	3,846,254
First Financial Bankshares Inc.	17,628	570,795
First Horizon National Corp.	63,962	900,585
First Niagara Financial Group Inc.	94,896	1,002,102
First Republic Bank/CA	38,233	2,688,545
FirstMerit Corp.	44,357	982,951
FNB Corp./PA	56,376	745,291
Fulton Financial Corp.	46,405	649,206
Glacier Bancorp. Inc.	20,362	527,172
Hancock Holding Co.	20,698	537,527
Huntington Bancshares Inc./OH	212,981	2,142,589
IBERIABANK Corp.	8,976	529,494
International Bancshares Corp.	14,969	392,038
Investors Bancorp. Inc.	95,960	1,108,338
JPMorgan Chase & Co.	984,297	62,207,570
KeyCorp	224,056	2,753,648
M&T Bank Corp.	42,668	5,048,478
MB Financial Inc.	18,397	639,480
PacWest Bancorp.	30,790	1,230,984
People’s United Financial Inc.[a]	83,137	1,288,623
PNC Financial Services Group Inc. (The)[b]	134,392	11,796,930
Popular Inc.	27,731	824,165
PrivateBancorp. Inc.	21,386	889,871
Prosperity Bancshares Inc.	17,621	929,860
Regions Financial Corp.	345,397	3,239,824
Signature Bank/New York NYc	14,271	1,966,972

Security	Shares	Value
SunTrust Banks Inc.	135,439	$5,653,224
SVB Financial Group[c]	13,893	1,448,762
Synovus Financial Corp.	34,000	1,059,440
TCF Financial Corp.	46,146	629,431
Texas Capital Bancshares Inc.[a,c]	12,291	563,174
Trustmark Corp.	18,309	448,754
U.S. Bancorp.	437,965	18,696,726
UMB Financial Corp.	11,327	631,480
Umpqua Holdings Corp.	58,889	932,213
United Bankshares Inc./WV	17,357	671,542
Valley National Bancorp.	60,407	571,450
Webster Financial Corp.	24,532	898,852
Wells Fargo & Co.	1,238,951	61,922,771
Western Alliance Bancorp.[c]	24,360	891,089
Wintrust Financial Corp.	12,968	674,595
Zions BanCorp.	55,034	1,514,536

		306,447,391
CAPITAL MARKETS — 18.73%
Affiliated Managers Group Inc.[c]	14,471	2,464,701
Ameriprise Financial Inc.	45,315	4,345,709
Bank of New York Mellon Corp. (The)	288,517	11,609,924
BlackRock Inc.[b]	33,852	12,062,483
Charles Schwab Corp. (The)	322,275	9,155,833
E*TRADE Financial Corp.[c]	75,719	1,906,604
Eaton Vance Corp. NVS	30,881	1,066,321
Federated Investors Inc. Class B	26,662	842,519
Financial Engines Inc.	13,766	443,403
Franklin Resources Inc.	100,135	3,739,041
Goldman Sachs Group Inc. (The)	105,340	17,287,347
Invesco Ltd.	111,680	3,463,197
Janus Capital Group Inc.	39,661	579,051
Lazard Ltd. Class A	34,919	1,258,830
Legg Mason Inc.	28,799	924,736
LPL Financial Holdings Inc.	20,587	543,497
Morgan Stanley	409,705	11,086,617
Northern Trust Corp.	57,728	4,103,306
NorthStar Asset Management Group Inc./New York	51,968	646,482
Raymond James Financial Inc.	34,255	1,787,083
SEI Investments Co.	36,825	1,770,546
State Street Corp.	107,278	6,683,419
Stifel Financial Corp.[c]	18,506	609,033
T Rowe Price Group Inc.	66,563	5,011,528
TD Ameritrade Holding Corp.	71,918	2,145,314

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2016

Security	Shares	Value
Waddell & Reed Financial Inc. Class A	21,821	$443,839
WisdomTree Investments Inc.[a]	30,737	334,726

		106,315,089
CONSUMER FINANCE — 7.58%
Ally Financial Inc.[a,c]	117,471	2,092,159
American Express Co.	219,763	14,379,093
Capital One Financial Corp.	141,439	10,238,769
Discover Financial Services	111,086	6,250,809
LendingClub Corp.[a,c]	55,582	439,098
Navient Corp.	92,275	1,261,399
PRA Group Inc.[a,c]	12,439	412,726
Santander Consumer USA Holdings Inc.[c]	28,901	380,626
SLM Corp.[c]	113,957	771,489
Synchrony Financial[c]	223,627	6,836,277

		43,062,445
DIVERSIFIED FINANCIAL SERVICES — 6.37%
CBOE Holdings Inc.	21,961	1,360,704
CME Group Inc./IL	90,761	8,341,844
FactSet Research Systems Inc.	11,030	1,662,773
FNFV Group[c]	20,952	225,653
Intercontinental Exchange Inc.	31,883	7,652,876
MarketAxess Holdings Inc.	10,098	1,239,630
Moody’s Corp.	45,476	4,352,963
MSCI Inc.	23,796	1,807,068
Nasdaq Inc.	30,742	1,897,089
S&P Global Inc.	71,151	7,602,484

		36,143,084
INSURANCE — 0.42%
FNF Group	74,399	2,373,328

		2,373,328
IT SERVICES — 11.97%
MasterCard Inc. Class A	262,964	25,504,879
Visa Inc. Class A	514,676	39,753,574
Western Union Co. (The)	134,586	2,691,720

		67,950,173
THRIFTS & MORTGAGE FINANCE — 0.77%
Capitol Federal Financial Inc.	33,524	445,534
MGIC Investment Corp.[c]	90,906	657,250
New York Community Bancorp. Inc.	130,281	1,958,123
Radian Group Inc.	55,344	707,850

Security	Shares	Value
Washington Federal Inc.	24,507	$595,275

		4,364,032

TOTAL COMMON STOCKS
(Cost: $632,547,867)		566,655,542

SHORT-TERM INVESTMENTS — 0.78%

MONEY MARKET FUNDS — 0.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[b,d,e]	3,830,845	3,830,845
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[b,d,e]	209,021	209,021
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,d]	359,914	359,914

		4,399,780

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,399,780)		4,399,780

TOTAL INVESTMENTS IN SECURITIES — 100.60%
(Cost: $636,947,647)		571,055,322
Other Assets, Less Liabilities — (0.60)%		(3,395,380)

NET ASSETS — 100.00%		$567,659,942

NVS  —  Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. FINANCIALS ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.93%

BANKS — 29.52%
Associated Banc-Corp.	44,946	$819,816
BancorpSouth Inc.	25,412	596,928
Bank of America Corp.	3,130,621	45,581,842
Bank of Hawaii Corp.	13,163	900,481
Bank of the Ozarks Inc.[a]	24,851	1,026,346
BankUnited Inc.	31,189	1,076,020
BB&T Corp.	246,386	8,717,137
BOK Financial Corp.[a]	6,216	374,079
Cathay General Bancorp.	22,605	689,905
CIT Group Inc.	51,910	1,794,529
Citigroup Inc.	893,837	41,366,776
Citizens Financial Group Inc.	159,692	3,648,962
Comerica Inc.	52,969	2,351,824
Commerce Bancshares Inc./MO	25,241	1,181,784
Cullen/Frost Bankers Inc.	16,640	1,064,794
East West Bancorp. Inc.	43,582	1,633,889
Fifth Third Bancorp.	237,164	4,342,473
First Financial Bankshares Inc.[a]	19,841	642,452
First Horizon National Corp.	72,038	1,014,295
First Niagara Financial Group Inc.	107,698	1,137,291
First Republic Bank/CA	43,339	3,047,598
FirstMerit Corp.	50,007	1,108,155
FNB Corp./PA	63,702	842,140
Fulton Financial Corp.	52,019	727,746
Glacier Bancorp. Inc.	22,796	590,188
Hancock Holding Co.	23,532	611,126
Huntington Bancshares Inc./OH	241,558	2,430,073
IBERIABANK Corp.	10,252	604,765
International Bancshares Corp.	16,681	436,875
Investors Bancorp. Inc.	109,288	1,262,276
JPMorgan Chase & Co.	1,112,793	70,328,518
KeyCorp	253,298	3,113,032
M&T Bank Corp.	48,188	5,701,604
MB Financial Inc.	20,651	717,829
PacWest Bancorp.	34,746	1,389,145
People’s United Financial Inc.	94,029	1,457,449
PNC Financial Services Group Inc. (The)[b]	151,948	13,337,995
Popular Inc.	31,521	936,804
PrivateBancorp. Inc.	24,112	1,003,300
Prosperity Bancshares Inc.	19,797	1,044,688
Regions Financial Corp.	389,493	3,653,444

Security	Shares	Value
Signature Bank/New York NYc	16,159	$2,227,195
SunTrust Banks Inc.	152,938	6,383,632
SVB Financial Group[c]	15,631	1,630,001
Synovus Financial Corp.	38,441	1,197,822
TCF Financial Corp.	51,342	700,305
Texas Capital Bancshares Inc.[a,c]	13,791	631,904
Trustmark Corp.	20,266	496,720
U.S. Bancorp.	495,121	21,136,715
UMB Financial Corp.	12,627	703,955
Umpqua Holdings Corp.	66,972	1,060,167
United Bankshares Inc./WV	19,724	763,122
Valley National Bancorp.	67,091	634,681
Webster Financial Corp.	27,872	1,021,230
Wells Fargo & Co.	1,400,686	70,006,286
Western Alliance Bancorp.[c]	27,679	1,012,498
Wintrust Financial Corp.	14,833	771,613
Zions BanCorp.	61,826	1,701,452

		346,385,671
CAPITAL MARKETS — 10.24%
Affiliated Managers Group Inc.[c]	16,373	2,788,649
Ameriprise Financial Inc.	51,159	4,906,148
Bank of New York Mellon Corp. (The)	326,203	13,126,409
BlackRock Inc.[b]	38,272	13,637,462
Charles Schwab Corp. (The)	364,494	10,355,275
E*TRADE Financial Corp.[c]	85,360	2,149,365
Eaton Vance Corp. NVS	34,897	1,204,993
Federated Investors Inc. Class B	30,629	967,876
Financial Engines Inc.[a]	15,912	512,525
Franklin Resources Inc.	113,061	4,221,698
Goldman Sachs Group Inc. (The)	119,086	19,543,203
Invesco Ltd.	126,069	3,909,400
Janus Capital Group Inc.	44,958	656,387
Lazard Ltd. Class A	39,237	1,414,494
Legg Mason Inc.	32,459	1,042,258
LPL Financial Holdings Inc.[a]	22,854	603,346
Morgan Stanley	463,279	12,536,330
Northern Trust Corp.	65,194	4,633,989
NorthStar Asset Management Group Inc./New York	58,674	729,905
Raymond James Financial Inc.	38,902	2,029,517
SEI Investments Co.	41,563	1,998,349
State Street Corp.	121,127	7,546,212
Stifel Financial Corp.[a,c]	20,864	686,634
T Rowe Price Group Inc.	75,161	5,658,872

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2016

Security	Shares	Value
TD Ameritrade Holding Corp.	81,273	$2,424,374
Waddell & Reed Financial Inc. Class A	24,439	497,089
WisdomTree Investments Inc.	33,939	369,596

		120,150,355
CONSUMER FINANCE — 4.15%
Ally Financial Inc.[c]	132,582	2,361,285
American Express Co.	248,437	16,255,233
Capital One Financial Corp.	159,956	11,579,215
Discover Financial Services	125,425	7,057,665
LendingClub Corp.[a,c]	62,523	493,932
Navient Corp.	104,351	1,426,478
PRA Group Inc.[a,c]	13,888	460,804
Santander Consumer USA Holdings Inc.[c]	32,286	425,206
SLM Corp.[c]	129,784	878,637
Synchrony Financial[c]	252,510	7,719,231

		48,657,686
DIVERSIFIED FINANCIAL SERVICES — 10.71%
Berkshire Hathaway Inc. Class Bc	568,045	82,639,187
CBOE Holdings Inc.	24,765	1,534,439
CME Group Inc./IL	102,661	9,435,573
FactSet Research Systems Inc.	12,497	1,883,923
FNFV Group[c]	23,328	251,243
Intercontinental Exchange Inc.	36,010	8,643,480
MarketAxess Holdings Inc.	11,398	1,399,218
Moody’s Corp.	51,353	4,915,509
MSCI Inc.	27,054	2,054,481
Nasdaq Inc.	34,785	2,146,582
S&P Global Inc.	80,796	8,633,053
Voya Financial Inc.	63,201	2,052,136

		125,588,824
INSURANCE — 15.90%
Aflac Inc.	127,449	8,790,158
Alleghany Corp.[c]	4,692	2,445,846
Allied World Assurance Co. Holdings AG	27,637	983,324
Allstate Corp. (The)	114,565	7,452,453
American Financial Group Inc./OH	21,476	1,484,206
American International Group Inc.	348,493	19,452,879
AmTrust Financial Services Inc.	24,709	614,019
Aon PLC	81,960	8,615,635
Arch Capital Group Ltd.[c]	37,084	2,614,051

Security	Shares	Value
Arthur J Gallagher & Co.	53,801	$2,476,998
Aspen Insurance Holdings Ltd.	18,554	859,978
Assurant Inc.	19,566	1,654,697
Assured Guaranty Ltd.	42,517	1,099,915
Axis Capital Holdings Ltd.	29,291	1,560,332
Brown & Brown Inc.	34,763	1,220,529
Chubb Ltd.	139,720	16,467,399
Cincinnati Financial Corp.	44,961	2,967,876
CNO Financial Group Inc.	54,633	1,003,608
Endurance Specialty Holdings Ltd.	18,723	1,197,898
Erie Indemnity Co. Class A	7,351	693,861
Everest Re Group Ltd.	12,975	2,399,077
First American Financial Corp.	32,818	1,182,104
FNF Group	83,955	2,678,164
Genworth Financial Inc. Class Ac	155,864	534,614
Hanover Insurance Group Inc. (The)	13,011	1,115,823
Hartford Financial Services Group Inc. (The)	120,125	5,331,147
Kemper Corp.	14,440	447,062
Lincoln National Corp.	72,888	3,166,984
Loews Corp.	81,086	3,217,492
Markel Corp.[c]	4,219	3,793,345
Marsh & McLennan Companies Inc.	158,122	9,985,404
Mercury General Corp.[a]	11,399	603,007
MetLife Inc.	332,487	14,995,164
Old Republic International Corp.	74,045	1,369,092
Primerica Inc.	14,505	718,868
Principal Financial Group Inc.	82,380	3,515,978
ProAssurance Corp.	16,061	766,592
Progressive Corp. (The)	176,959	5,768,863
Prudential Financial Inc.	135,293	10,504,148
Reinsurance Group of America Inc.	19,755	1,881,071
RenaissanceRe Holdings Ltd.	14,060	1,559,395
RLI Corp.	11,870	738,077
Torchmark Corp.	34,295	1,985,338
Travelers Companies Inc. (The)	89,487	9,834,621
Unum Group	72,647	2,485,254
Validus Holdings Ltd.	24,651	1,136,165
White Mountains Insurance Group Ltd.	1,738	1,442,540
Willis Towers Watson PLC	41,844	5,226,316
WR Berkley Corp.	29,839	1,670,984

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2016

Security	Shares	Value
XL Group PLC	88,283	$2,889,503

		186,597,854
IT SERVICES — 6.55%
MasterCard Inc. Class A	297,284	28,833,575
Visa Inc. Class A	581,861	44,942,944
Western Union Co. (The)	151,886	3,037,720

		76,814,239
REAL ESTATE INVESTMENT TRUSTS (REITS) — 21.77%
Alexandria Real Estate Equities Inc.	22,285	2,071,391
American Campus Communities Inc.	39,579	1,771,160
American Capital Agency Corp.	105,455	1,937,208
American Homes 4 Rent Class A	55,050	870,891
American Tower Corp.	128,546	13,481,905
Annaly Capital Management Inc.	286,648	2,986,872
Apartment Investment & Management Co. Class A	47,477	1,901,929
Apple Hospitality REIT Inc.	47,506	899,289
AvalonBay Communities Inc.	41,581	7,351,105
Blackstone Mortgage Trust Inc. Class A	28,417	780,899
Boston Properties Inc.	46,518	5,994,310
Brandywine Realty Trust	52,603	786,415
Brixmor Property Group Inc.	51,612	1,303,203
Camden Property Trust	26,416	2,132,564
Care Capital Properties Inc.	25,241	673,177
CBL & Associates Properties Inc.	46,674	545,152
Chimera Investment Corp.	57,541	817,082
Colony Capital Inc.	34,399	608,174
Columbia Property Trust Inc.	37,851	844,077
Communications Sales & Leasing Inc.[c]	36,620	850,683
Corporate Office Properties Trust	28,619	734,936
Corrections Corp. of America	35,767	1,088,032
Cousins Properties Inc.	60,898	630,294
Crown Castle International Corp.	101,288	8,799,901
CubeSmart	52,417	1,552,067
CYS Investments Inc.[a]	47,848	388,047
DCT Industrial Trust Inc.	26,565	1,072,429
DDR Corp.	91,930	1,608,775
DiamondRock Hospitality Co.	61,350	546,629
Digital Realty Trust Inc.	44,296	3,897,162
Douglas Emmett Inc.	42,246	1,370,883
Duke Realty Corp.	104,631	2,288,280

Security	Shares	Value
DuPont Fabros Technology Inc.[a]	22,459	$894,317
EastGroup Properties Inc.	9,499	567,565
EPR Properties[a]	19,271	1,269,573
Equinix Inc.	20,941	6,917,859
Equity Commonwealth[c]	38,534	1,075,484
Equity Lifestyle Properties Inc.	24,335	1,666,704
Equity Residential	110,569	7,526,432
Essex Property Trust Inc.	19,818	4,368,878
Extra Space Storage Inc.	37,809	3,211,875
Federal Realty Investment Trust	21,069	3,204,174
Forest City Realty Trust Inc.	65,898	1,369,360
Four Corners Property Trust Inc.	16,043	284,763
Gaming and Leisure Properties Inc.	51,655	1,693,767
General Growth Properties Inc.	176,368	4,943,595
GEO Group Inc. (The)	22,120	708,504
Hatteras Financial Corp.	29,745	472,648
HCP Inc.	140,980	4,769,353
Healthcare Realty Trust Inc.	31,030	939,588
Healthcare Trust of America Inc. Class A	41,146	1,188,708
Highwoods Properties Inc.	29,193	1,364,189
Hospitality Properties Trust[a]	44,642	1,142,389
Host Hotels & Resorts Inc.	227,691	3,602,072
Invesco Mortgage Capital Inc.	35,537	456,650
Iron Mountain Inc.[a]	58,347	2,131,416
Kilroy Realty Corp.	27,978	1,813,254
Kimco Realty Corp.[a]	125,150	3,519,218
Kite Realty Group Trust	25,375	690,961
Lamar Advertising Co. Class A	24,985	1,550,069
LaSalle Hotel Properties	34,404	822,256
Lexington Realty Trust[a]	63,864	560,726
Liberty Property Trust	44,215	1,543,104
Macerich Co. (The)	38,357	2,918,201
Mack-Cali Realty Corp.[a]	26,861	686,567
Medical Properties Trust Inc.[a]	71,522	951,958
MFA Financial Inc.	112,827	779,635
Mid-America Apartment Communities Inc.[a]	22,827	2,184,772
National Retail Properties Inc.[a]	42,820	1,873,803
New Residential Investment Corp.	70,276	850,340
NorthStar Realty Europe Corp.	19,301	230,261
NorthStar Realty Finance Corp.	57,097	730,271

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2016

Security	Shares	Value
Omega Healthcare Investors Inc.[a]	50,299	$1,698,597
Outfront Media Inc.	41,603	902,369
Paramount Group Inc.	50,361	841,029
Pebblebrook Hotel Trust	22,055	609,600
Piedmont Office Realty Trust Inc. Class Aa	43,703	870,127
Post Properties Inc.	16,200	929,232
Potlatch Corp.	12,340	434,615
Prologis Inc.	158,907	7,215,967
Public Storage	44,677	10,937,376
Rayonier Inc.	36,907	910,865
Realty Income Corp.	75,831	4,489,195
Redwood Trust Inc.[a]	25,591	331,659
Regency Centers Corp.	29,636	2,184,173
Retail Properties of America Inc. Class A	72,005	1,151,360
RLJ Lodging Trust	37,762	795,645
Ryman Hospitality Properties Inc.	15,617	804,744
Senior Housing Properties Trust	71,371	1,254,702
Simon Property Group Inc.	93,809	18,871,557
SL Green Realty Corp.	30,410	3,195,483
Sovran Self Storage Inc.	11,969	1,271,347
Spirit Realty Capital Inc.[a]	143,905	1,644,834
Starwood Property Trust Inc.	72,330	1,400,309
Sun Communities Inc.	19,327	1,311,724
Sunstone Hotel Investors Inc.[a]	64,716	829,012
Tanger Factory Outlet Centers Inc.	28,676	1,005,954
Taubman Centers Inc.	18,297	1,270,727
Two Harbors Investment Corp.	110,824	867,752
UDR Inc.	81,211	2,835,888
Urban Edge Properties	27,683	718,097
Ventas Inc.	101,768	6,321,828
VEREIT Inc.	274,242	2,435,269
Vornado Realty Trust	53,678	5,138,595
Washington REIT	20,555	589,312
Weingarten Realty Investors	34,421	1,270,823
Welltower Inc.	107,553	7,466,329
Weyerhaeuser Co.	239,057	7,678,511
WP Carey Inc.	29,508	1,802,644
WP Glimcher Inc.	55,692	584,209
Xenia Hotels & Resorts Inc.	33,607	516,876

		255,448,515

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.67%
Alexander & Baldwin Inc.	13,853	$529,739
CBRE Group Inc. Class Ac	88,067	2,609,425
Howard Hughes Corp. (The)[c]	10,838	1,139,832
Jones Lang LaSalle Inc.	13,693	1,577,023
Realogy Holdings Corp.[c]	44,646	1,595,648
St. Joe Co. (The)[a,c]	23,163	390,297

		7,841,964
THRIFTS & MORTGAGE FINANCE — 0.42%
Capitol Federal Financial Inc.	38,077	506,043
MGIC Investment Corp.[c]	102,097	738,161
New York Community Bancorp. Inc.	147,040	2,210,011
Radian Group Inc.	63,138	807,535
Washington Federal Inc.	27,926	678,323

		4,940,073

TOTAL COMMON STOCKS
(Cost: $1,292,751,090)		1,172,425,181

SHORT-TERM INVESTMENTS — 1.44%

MONEY MARKET FUNDS — 1.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[b,d,e]	14,341,229	14,341,229
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[b,d,e]	782,493	782,493
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,d]	1,807,777	1,807,777

		16,931,499

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,931,499)		16,931,499

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.37%
(Cost: $1,309,682,589)	$1,189,356,680
Other Assets, Less Liabilities — (1.37)%	(16,061,725)

NET ASSETS — 100.00%	$1,173,294,955

NVS  —  Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 19.87%
B/E Aerospace Inc.	28,660	$1,393,736
Boeing Co. (The)	174,390	23,507,772
BWX Technologies Inc.	29,929	999,329
Curtiss-Wright Corp.	12,515	958,399
DigitalGlobe Inc.[a,b]	16,791	372,089
Esterline Technologies Corp.[a,b]	8,240	565,758
General Dynamics Corp.	81,902	11,508,869
Hexcel Corp.	26,498	1,199,564
Honeywell International Inc.	215,433	24,617,529
Huntington Ingalls Industries Inc.	13,126	1,900,251
KLX Inc.[a]	14,867	501,315
L-3 Communications Holdings Inc.	21,764	2,862,619
Lockheed Martin Corp.	73,570	17,096,197
Moog Inc. Class Aa	9,318	455,277
Northrop Grumman Corp.	50,663	10,449,750
Orbital ATK Inc.	16,499	1,435,413
Raytheon Co.	83,719	10,577,896
Rockwell Collins Inc.	36,693	3,235,956
Spirit AeroSystems Holdings Inc. Class Aa	33,463	1,577,780
Teledyne Technologies Inc.[a]	9,688	900,500
Textron Inc.	75,870	2,934,652
TransDigm Group Inc.[a]	15,051	3,429,671
Triumph Group Inc.	13,911	503,300
United Technologies Corp.	217,830	22,734,917

		145,718,539
AIR FREIGHT & LOGISTICS — 5.27%
CH Robinson Worldwide Inc.	40,066	2,843,484
Expeditors International of Washington Inc.	51,071	2,533,632
FedEx Corp.	71,777	11,851,101
Hub Group Inc. Class Aa,b	9,735	374,992
United Parcel Service Inc. Class B	193,272	20,307,089
XPO Logistics Inc.[a,b]	24,811	747,804

		38,658,102
BUILDING PRODUCTS — 1.78%
Allegion PLC	26,976	1,765,579
AO Smith Corp.	20,951	1,617,836
Armstrong Flooring Inc.[a]	6,453	93,956
Armstrong World Industries Inc.[a]	13,467	549,588
Fortune Brands Home & Security Inc.	44,183	2,448,180

Security	Shares	Value
Lennox International Inc.	11,121	$1,500,779
Masco Corp.	93,427	2,869,143
Owens Corning	32,706	1,506,766
USG Corp.[a]	25,170	679,842

		13,031,669
CHEMICALS — 1.16%
Sherwin-Williams Co. (The)	21,959	6,309,040
Valspar Corp. (The)	20,344	2,170,502

		8,479,542
COMMERCIAL SERVICES & SUPPLIES — 3.78%
ADT Corp. (The)	46,340	1,945,353
Cintas Corp.	24,548	2,203,919
Clean Harbors Inc.[a,b]	14,754	728,848
Covanta Holding Corp.	37,308	606,628
Deluxe Corp.	13,661	857,638
Essendant Inc.	10,519	323,880
MSA Safety Inc.	8,802	423,288
Republic Services Inc.	66,555	3,132,744
RR Donnelley & Sons Co.	58,679	1,021,015
Stericycle Inc.[a]	23,831	2,277,290
Tetra Tech Inc.	16,559	486,835
Tyco International PLC	118,820	4,576,946
Waste Connections Inc.	34,308	2,308,242
Waste Management Inc.	115,980	6,818,464

		27,711,090
CONSTRUCTION & ENGINEERING — 1.30%
AECOM[a]	42,815	1,391,059
Chicago Bridge & Iron Co. NV	26,509	1,066,987
EMCOR Group Inc.	17,027	825,469
Fluor Corp.	38,947	2,128,843
Jacobs Engineering Group Inc.[a]	34,395	1,533,329
KBR Inc.	40,090	623,801
Quanta Services Inc.[a]	44,868	1,064,269
Valmont Industries Inc.	6,411	899,976

		9,533,733
CONSTRUCTION MATERIALS — 1.10%
Eagle Materials Inc.	13,788	1,021,966
Martin Marietta Materials Inc.	18,033	3,051,725
Vulcan Materials Co.	37,263	4,010,617

		8,084,308
CONTAINERS & PACKAGING — 3.66%
AptarGroup Inc.	17,646	1,341,096
Avery Dennison Corp.	25,074	1,820,623
Ball Corp.	39,719	2,835,142

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2016

Security	Shares	Value
Bemis Co. Inc.	26,437	$1,326,609
Berry Plastics Group Inc.[a]	33,480	1,205,950
Crown Holdings Inc.[a]	38,979	2,064,328
Graphic Packaging Holding Co.	91,929	1,220,817
International Paper Co.	115,035	4,977,564
Owens-Illinois Inc.[a]	45,177	833,967
Packaging Corp. of America	26,419	1,714,065
Sealed Air Corp.	54,829	2,596,701
Silgan Holdings Inc.	11,363	576,559
Sonoco Products Co.	28,334	1,328,581
WestRock Co.	70,990	2,970,932

		26,812,934
ELECTRICAL EQUIPMENT — 4.62%
Acuity Brands Inc.	12,247	2,986,921
AMETEK Inc.	65,897	3,168,987
Eaton Corp. PLC	128,453	8,127,221
Emerson Electric Co.	180,060	9,836,678
EnerSys	12,186	711,297
Generac Holdings Inc.[a]	18,785	716,084
Hubbell Inc.	14,896	1,575,401
Regal Beloit Corp.	12,541	807,891
Rockwell Automation Inc.	36,836	4,179,781
Sensata Technologies Holding NVa	47,664	1,795,503

		33,905,764
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.77%
Amphenol Corp. Class A	86,329	4,819,748
Anixter International Inc.[a,b]	7,990	497,777
Arrow Electronics Inc.[a]	25,495	1,583,239
Avnet Inc.	36,677	1,508,158
Belden Inc.	11,702	738,864
Cognex Corp.	23,845	847,213
FEI Co.	11,481	1,022,039
FLIR Systems Inc.	38,636	1,167,194
IPG Photonics Corp.[a,b]	10,253	888,627
Itron Inc.[a,b]	10,698	439,902
Jabil Circuit Inc.	53,461	928,083
Keysight Technologies Inc.[a]	48,065	1,253,535
Knowles Corp.[a]	24,426	326,576
Littelfuse Inc.	6,217	724,156
National Instruments Corp.	28,322	780,838
TE Connectivity Ltd.	103,590	6,161,533
Trimble Navigation Ltd.[a,b]	70,398	1,686,032
VeriFone Systems Inc.[a]	30,928	880,211
Vishay Intertechnology Inc.[b]	37,789	459,514

Security	Shares	Value
Zebra Technologies Corp. Class Aa	14,667	$917,568

		27,630,807
INDUSTRIAL CONGLOMERATES — 17.96%
3M Co.	169,428	28,358,859
Carlisle Companies Inc.	18,005	1,834,709
Danaher Corp.	167,411	16,197,014
General Electric Co.	2,612,803	80,343,692
Roper Technologies Inc.	28,318	4,986,517

		131,720,791
INTERNET SOFTWARE & SERVICES — 0.80%
CoStar Group Inc.[a,b]	9,084	1,792,364
LinkedIn Corp. Class Aa	32,300	4,047,513

		5,839,877
IT SERVICES — 11.88%
Accenture PLC Class A	175,837	19,855,514
Alliance Data Systems Corp.[a]	16,587	3,372,303
Automatic Data Processing Inc.	128,095	11,328,722
Booz Allen Hamilton Holding Corp.	32,147	886,293
Broadridge Financial Solutions Inc.	33,310	1,993,270
Convergys Corp.	27,088	717,832
CoreLogic Inc./U.S.[a]	24,831	881,004
Euronet Worldwide Inc.[a]	14,085	1,085,953
Fidelity National Information Services Inc.	77,380	5,091,604
First Data Corp. Class Aa	50,508	575,286
Fiserv Inc.[a]	62,469	6,104,471
FleetCor Technologies Inc.[a]	21,698	3,356,247
Genpact Ltd.[a]	43,574	1,215,279
Global Payments Inc.	43,155	3,114,928
Jack Henry & Associates Inc.	22,047	1,786,468
MAXIMUS Inc.	18,131	959,130
NeuStar Inc. Class Aa,b	11,647	273,588
Paychex Inc.	89,886	4,684,858
PayPal Holdings Inc.[a]	311,578	12,207,626
Sabre Corp.	57,111	1,653,363
Total System Services Inc.	47,204	2,414,013
WEX Inc.[a]	10,867	1,026,823
Xerox Corp.	266,975	2,562,960

		87,147,535
LIFE SCIENCES TOOLS & SERVICES — 1.09%
Agilent Technologies Inc.	91,701	3,752,405
Mettler-Toledo International Inc.[a]	7,545	2,700,733
PerkinElmer Inc.	30,817	1,553,793

		8,006,931

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2016

Security	Shares	Value
MACHINERY — 11.34%
Actuant Corp. Class A	16,364	$437,082
AGCO Corp.	19,895	1,063,786
Allison Transmission Holdings Inc.	47,974	1,382,131
Caterpillar Inc.	163,071	12,673,878
CLARCOR Inc.	13,676	803,738
Colfax Corp.[a]	28,095	911,121
Crane Co.	13,796	766,644
Cummins Inc.	45,359	5,308,364
Deere & Co.	83,835	7,051,362
Donaldson Co. Inc.	34,610	1,131,055
Dover Corp.	43,466	2,855,716
Flowserve Corp.	36,348	1,774,146
Graco Inc.	15,389	1,206,344
Hillenbrand Inc.	17,496	530,304
IDEX Corp.	21,240	1,739,556
Illinois Tool Works Inc.	91,660	9,580,303
Ingersoll-Rand PLC	71,855	4,709,377
ITT Corp.	25,103	963,202
Joy Global Inc.	27,561	587,049
Kennametal Inc.	22,371	523,034
Lincoln Electric Holdings Inc.	18,069	1,132,384
Manitowoc Co. Inc. (The)	38,058	216,931
Manitowoc Foodservice Inc.[a]	38,058	571,251
Mueller Industries Inc.	16,091	507,832
Navistar International Corp.[a]	18,804	283,752
Nordson Corp.	14,958	1,147,727
Oshkosh Corp.	20,527	1,002,744
PACCAR Inc.	98,463	5,800,455
Parker-Hannifin Corp.	37,866	4,393,213
Pentair PLC	51,162	2,971,489
SPX Corp.	11,528	185,601
SPX FLOW Inc.[a]	11,656	349,214
Terex Corp.	30,390	726,017
Timken Co. (The)	19,556	696,780
Toro Co. (The)	15,228	1,316,461
Trinity Industries Inc.	42,946	837,876
Wabtec Corp./DE	25,771	2,137,189
Woodward Inc.	15,563	843,670
Xylem Inc./NY	50,032	2,090,337

		83,209,115
MARINE — 0.13%
Kirby Corp.[a]	15,009	957,874

		957,874

Security	Shares	Value
MULTI-UTILITIES — 0.15%
MDU Resources Group Inc.	54,837	$1,100,030

		1,100,030
PAPER & FOREST PRODUCTS — 0.09%
Louisiana-Pacific Corp.[a]	39,884	678,028

		678,028
PROFESSIONAL SERVICES — 1.60%
Advisory Board Co. (The)[a]	11,727	371,042
CEB Inc.	9,141	563,908
Equifax Inc.	33,213	3,993,863
FTI Consulting Inc.[a]	11,601	467,521
ManpowerGroup Inc.	20,249	1,559,781
Robert Half International Inc.	36,781	1,409,080
Verisk Analytics Inc. Class Aa	43,240	3,354,559

		11,719,754
ROAD & RAIL — 6.08%
CSX Corp.	269,561	7,350,928
Genesee & Wyoming Inc. Class Aa	15,974	1,040,067
JB Hunt Transport Services Inc.	24,971	2,069,597
Kansas City Southern	30,425	2,882,769
Landstar System Inc.	11,828	775,325
Norfolk Southern Corp.	83,454	7,520,040
Old Dominion Freight Line Inc.[a,b]	19,279	1,273,378
Ryder System Inc.	15,014	1,034,765
Union Pacific Corp.	237,022	20,675,429

		44,622,298
TRADING COMPANIES & DISTRIBUTORS — 2.25%
Air Lease Corp.	26,320	802,234
Applied Industrial Technologies Inc.	11,046	506,238
Fastenal Co.	80,727	3,777,216
GATX Corp.	11,796	541,908
HD Supply Holdings Inc.[a]	51,678	1,771,522
MRC Global Inc.[a]	28,788	402,456
MSC Industrial Direct Co. Inc. Class A	13,481	1,044,778
NOW Inc.[a]	30,248	546,279
United Rentals Inc.[a]	25,510	1,707,384
Watsco Inc.	7,191	966,974
WESCO International Inc.[a,b]	11,834	695,721
WW Grainger Inc.	15,899	3,728,633

		16,491,343

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2016

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 0.20%
Macquarie Infrastructure Corp.	20,827	$1,466,013

		1,466,013

TOTAL COMMON STOCKS (Cost: $757,839,658)		732,526,077

SHORT-TERM INVESTMENTS — 0.90%

MONEY MARKET FUNDS — 0.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	5,726,013	5,726,013
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	312,426	312,426
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	573,307	573,307

		6,611,746

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,611,746)		6,611,746

TOTAL INVESTMENTS IN SECURITIES — 100.78% (Cost: $764,451,404)		739,137,823
Other Assets, Less Liabilities — (0.78)%		(5,720,661)

NET ASSETS — 100.00%		$733,417,162

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 0.00%
American Science & Engineering Inc.	466	$13,350

		13,350
AIR FREIGHT & LOGISTICS — 1.13%
CH Robinson Worldwide Inc.	8,717	618,645
Echo Global Logistics Inc.[a]	1,596	37,298
Expeditors International of Washington Inc.	11,313	561,238
United Parcel Service Inc. Class B	42,366	4,451,396

		5,668,577
AIRLINES — 0.09%
Southwest Airlines Co.	9,867	440,167

		440,167
AUTO COMPONENTS — 0.56%
Autoliv Inc.	5,346	654,724
BorgWarner Inc.	13,603	488,620
Johnson Controls Inc.	39,562	1,637,867

		2,781,211
AUTOMOBILES — 0.40%
Harley-Davidson Inc.	11,644	556,933
Tesla Motors Inc.[a,b]	5,966	1,436,374

		1,993,307
BANKS — 1.48%
Bank of Hawaii Corp.	2,627	179,713
Cathay General Bancorp.	4,671	142,559
CIT Group Inc.	10,367	358,387
Citizens Financial Group Inc.	32,021	731,680
Comerica Inc.	10,726	476,234
Heartland Financial USA Inc.	1,003	33,611
International Bancshares Corp.	3,418	89,517
KeyCorp	50,698	623,078
M&T Bank Corp.	8,739	1,033,999
Old National Bancorp./IN	7,881	105,605
People’s United Financial Inc.	18,828	291,834
PNC Financial Services Group Inc. (The)[c]	30,943	2,716,177
Signature Bank/New York NYa	3,090	425,895
Umpqua Holdings Corp.	13,365	211,568

		7,419,857
BEVERAGES — 4.42%
Coca-Cola Co. (The)	251,460	11,265,408
Coca-Cola Enterprises Inc.	13,085	686,701

Security	Shares	Value
Dr Pepper Snapple Group Inc.	11,465	$1,042,283
PepsiCo Inc.	88,671	9,129,566

		22,123,958
BIOTECHNOLOGY — 5.17%
Amgen Inc.	45,927	7,270,244
Biogen Inc.[a]	13,573	3,732,440
BioMarin Pharmaceutical Inc.[a]	9,787	828,763
Celgene Corp.[a]	47,798	4,942,791
Cepheid[a,b]	4,391	125,319
Gilead Sciences Inc.	87,718	7,737,605
Vertex Pharmaceuticals Inc.[a]	14,915	1,257,931

		25,895,093
BUILDING PRODUCTS — 0.27%
AO Smith Corp.	4,546	351,042
Builders FirstSource Inc.[a]	4,587	50,870
Masco Corp.	20,420	627,098
Owens Corning	6,721	309,637

		1,338,647
CAPITAL MARKETS — 2.88%
Ameriprise Financial Inc.	10,567	1,013,375
Bank of New York Mellon Corp. (The)	66,622	2,680,869
BlackRock Inc.[c]	7,496	2,671,050
Charles Schwab Corp. (The)	72,275	2,053,333
Franklin Resources Inc.	23,727	885,966
Invesco Ltd.	25,723	797,670
Legg Mason Inc.	5,884	188,935
Northern Trust Corp.	13,331	947,568
State Street Corp.	24,657	1,536,131
T Rowe Price Group Inc.	15,242	1,147,570
TD Ameritrade Holding Corp.	16,284	485,752

		14,408,219
CHEMICALS — 2.30%
Air Products & Chemicals Inc.	12,492	1,822,458
Albemarle Corp.	6,810	450,550
Axalta Coating Systems Ltd.[a]	8,661	246,579
Ecolab Inc.	16,220	1,864,976
HB Fuller Co.	3,102	138,721
International Flavors & Fragrances Inc.	4,870	581,819
Minerals Technologies Inc.	2,109	126,329
Mosaic Co. (The)	19,335	541,187
PPG Industries Inc.	16,437	1,814,480
Praxair Inc.	17,380	2,041,455

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
Sherwin-Williams Co. (The)	4,837	$1,389,718
Valspar Corp. (The)	4,582	488,853

		11,507,125
COMMERCIAL SERVICES & SUPPLIES — 0.46%
ACCO Brands Corp.[a]	6,565	62,630
Copart Inc.[a,b]	6,932	296,967
Deluxe Corp.	2,988	187,587
Essendant Inc.	2,269	69,863
HNI Corp.	2,688	117,519
Interface Inc.	3,989	67,893
Knoll Inc.	2,964	69,209
RR Donnelley & Sons Co.	12,666	220,388
Steelcase Inc. Class A	5,558	84,815
Team Inc.[a]	1,807	51,915
Tetra Tech Inc.	3,582	105,311
Tyco International PLC	25,657	988,308

		2,322,405
COMMUNICATIONS EQUIPMENT — 1.86%
Black Box Corp.	965	14,108
Calix Inc.[a]	2,562	17,755
Cisco Systems Inc.	308,957	8,493,228
Motorola Solutions Inc.	9,645	725,208
Plantronics Inc.	2,045	78,630

		9,328,929
CONSTRUCTION & ENGINEERING — 0.10%
EMCOR Group Inc.	3,807	184,563
Granite Construction Inc.	2,421	107,953
Quanta Services Inc.[a,b]	9,696	229,989

		522,505
CONSUMER FINANCE — 0.67%
American Express Co.	50,958	3,334,182

		3,334,182
CONTAINERS & PACKAGING — 0.36%
Avery Dennison Corp.	5,529	401,461
Ball Corp.	7,860	561,047
Sealed Air Corp.	11,981	567,420
Sonoco Products Co.	6,126	287,248

		1,817,176
DISTRIBUTORS — 0.34%
Genuine Parts Co.	9,150	878,125
LKQ Corp.[a]	18,541	594,239
Pool Corp.	2,586	226,042
Weyco Group Inc.	393	11,020

		1,709,426

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.43%
CME Group Inc./IL	19,613	$1,802,631
FactSet Research Systems Inc.	2,389	360,141

		2,162,772
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.93%
CenturyLink Inc.	33,318	1,031,192
Cincinnati Bell Inc.[a]	11,160	42,631
Level 3 Communications Inc.[a]	18,378	960,434
Verizon Communications Inc.	247,643	12,614,935

		14,649,192
ELECTRIC UTILITIES — 0.32%
Eversource Energy	19,252	1,086,583
ITC Holdings Corp.	9,311	410,336
MGE Energy Inc.	2,104	104,884

		1,601,803
ELECTRICAL EQUIPMENT — 0.18%
Rockwell Automation Inc.	8,012	909,122

		909,122
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.72%
Corning Inc.	71,825	1,340,973
Flextronics International Ltd.[a]	33,762	410,208
Itron Inc.[a]	2,301	94,617
TE Connectivity Ltd.	23,620	1,404,918
Trimble Navigation Ltd.[a]	15,201	364,064

		3,614,780
ENERGY EQUIPMENT & SERVICES — 1.94%
Baker Hughes Inc.	26,483	1,280,718
Core Laboratories NV	2,572	343,773
FMC Technologies Inc.[a]	13,837	421,890
Geospace Technologies Corp.[a]	825	13,497
National Oilwell Varco Inc.	22,804	821,856
Schlumberger Ltd.	84,746	6,808,494

		9,690,228
FOOD & STAPLES RETAILING — 0.46%
Sysco Corp.	34,484	1,588,678
United Natural Foods Inc.[a]	3,064	109,293
Whole Foods Market Inc.	20,711	602,276

		2,300,247
FOOD PRODUCTS — 2.88%
Bunge Ltd.	8,646	540,375
Campbell Soup Co.	11,276	695,842
Darling Ingredients Inc.[a]	10,125	146,711

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
General Mills Inc.	36,441	$2,235,291
Hain Celestial Group Inc. (The)[a,b]	6,249	261,583
Hormel Foods Corp.	17,659	680,754
JM Smucker Co. (The)	7,122	904,352
Kellogg Co.	16,262	1,249,084
Kraft Heinz Co. (The)	36,928	2,882,969
McCormick & Co. Inc./MD	7,058	661,899
Mondelez International Inc. Class A	96,735	4,155,736

		14,414,596
GAS UTILITIES — 0.21%
New Jersey Resources Corp.	5,207	185,786
Northwest Natural Gas Co.	1,697	87,463
Piedmont Natural Gas Co. Inc.	4,816	287,997
Questar Corp.	10,611	266,018
WGL Holdings Inc.	3,024	205,299

		1,032,563
HEALTH CARE EQUIPMENT & SUPPLIES — 1.34%
Becton Dickinson and Co.	12,851	2,072,352
Cooper Companies Inc. (The)	2,951	451,739
DENTSPLY SIRONA Inc.	14,658	873,617
Edwards Lifesciences Corp.[a]	13,184	1,400,273
Hologic Inc.[a]	14,593	490,179
IDEXX Laboratories Inc.[a]	5,520	465,612
ResMed Inc.	8,476	472,961
Varian Medical Systems Inc.[a,b]	5,880	477,338

		6,704,071
HEALTH CARE PROVIDERS & SERVICES — 2.43%
AmerisourceBergen Corp.	11,857	1,009,031
Cardinal Health Inc.	20,091	1,576,340
Centene Corp.[a]	10,321	639,489
Cigna Corp.	15,704	2,175,632
Envision Healthcare Holdings Inc.[a]	11,333	256,466
HCA Holdings Inc.[a]	19,922	1,606,112
Henry Schein Inc.[a,b]	5,032	848,898
Humana Inc.	9,053	1,603,015
Laboratory Corp. of America Holdings[a]	6,142	769,715
MEDNAX Inc.[a]	5,708	406,923
Molina Healthcare Inc.[a,b]	2,552	132,092
Patterson Companies Inc.	5,327	230,925
Quest Diagnostics Inc.	8,699	653,904
Select Medical Holdings Corp.	5,553	74,299
Team Health Holdings Inc.[a,b]	4,406	184,303

		12,167,144

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.21%
Cerner Corp.[a]	18,687	$1,049,088

		1,049,088
HOTELS, RESTAURANTS & LEISURE — 3.19%
Aramark	13,813	462,874
Choice Hotels International Inc.	2,234	113,174
Darden Restaurants Inc.	6,998	435,626
Hilton Worldwide Holdings Inc.	29,964	660,706
Jack in the Box Inc.	2,173	146,786
Marriott International Inc./MD Class A	12,469	873,952
McDonald’s Corp.	55,894	7,070,032
Royal Caribbean Cruises Ltd.	10,682	826,787
Starbucks Corp.	90,317	5,078,525
Vail Resorts Inc.	2,209	286,375

		15,954,837
HOUSEHOLD DURABLES — 0.47%
CSS Industries Inc.	582	16,273
Ethan Allen Interiors Inc.	1,501	51,094
La-Z-Boy Inc.	3,046	78,800
Meritage Homes Corp.[a]	2,288	77,861
Mohawk Industries Inc.[a]	3,813	734,498
Newell Brands Inc.	27,162	1,236,962
Tupperware Brands Corp.	3,092	179,552

		2,375,040
HOUSEHOLD PRODUCTS — 4.13%
Clorox Co. (The)	7,835	981,177
Colgate-Palmolive Co.	51,881	3,679,400
Kimberly-Clark Corp.	22,108	2,767,701
Procter & Gamble Co. (The)	165,581	13,266,350

		20,694,628
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.11%
AES Corp./VA	40,836	455,730
Ormat Technologies Inc.	2,268	98,431

		554,161
INDUSTRIAL CONGLOMERATES — 1.25%
3M Co.	37,505	6,277,587

		6,277,587
INSURANCE — 2.63%
Aflac Inc.	26,051	1,796,738
Chubb Ltd.	28,069	3,308,212
Hartford Financial Services Group Inc. (The)	24,859	1,103,242

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
Marsh & McLennan Companies Inc.	31,824	$2,009,686
Principal Financial Group Inc.	17,768	758,338
Progressive Corp. (The)	35,491	1,157,007
Travelers Companies Inc. (The)	18,559	2,039,634
Willis Towers Watson PLC	7,959	994,079

		13,166,936
INTERNET & CATALOG RETAIL — 0.50%
Blue Nile Inc.	699	18,020
HSN Inc.	2,070	109,772
Netflix Inc.[a]	24,743	2,227,612
NutriSystem Inc.	1,772	39,020
Shutterfly Inc.[a]	2,140	98,397

		2,492,821
INTERNET SOFTWARE & SERVICES — 5.56%
Alphabet Inc. Class Aa	17,732	12,552,128
Alphabet Inc. Class Ca	18,926	13,115,907
Rackspace Hosting Inc.[a]	6,540	149,570
Yahoo! Inc.[a]	54,743	2,003,594

		27,821,199
IT SERVICES — 3.87%
Accenture PLC Class A	38,028	4,294,122
Automatic Data Processing Inc.	28,109	2,485,960
Cognizant Technology Solutions Corp. Class Aa	37,077	2,164,184
Convergys Corp.	5,919	156,853
FleetCor Technologies Inc.[a]	4,754	735,349
International Business Machines Corp.	56,095	8,186,504
Teradata Corp.[a,b]	8,072	204,222
Western Union Co. (The)	30,665	613,300
Xerox Corp.	55,297	530,851

		19,371,345
LEISURE PRODUCTS — 0.25%
Callaway Golf Co.	5,458	50,978
Hasbro Inc.	6,807	576,144
Mattel Inc.	20,595	640,299

		1,267,421
LIFE SCIENCES TOOLS & SERVICES — 1.27%
Agilent Technologies Inc.	20,114	823,065
Bio-Techne Corp.	2,257	210,307
Fluidigm Corp.[a]	1,801	17,254
Mettler-Toledo International Inc.[a]	1,661	594,555
PAREXEL International Corp.[a,b]	3,232	197,475
Quintiles Transnational Holdings Inc.[a]	5,603	386,999

Security	Shares	Value
Thermo Fisher Scientific Inc.	24,302	$3,505,563
Waters Corp.[a]	4,956	645,073

		6,380,291
MACHINERY — 3.01%
AGCO Corp.	4,153	222,061
Caterpillar Inc.	35,478	2,757,350
CLARCOR Inc.	3,028	177,956
Cummins Inc.	10,326	1,208,452
Deere & Co.	19,040	1,601,454
Dover Corp.	9,405	617,908
Flowserve Corp.	7,943	387,698
Graco Inc.	3,394	266,056
Illinois Tool Works Inc.	19,956	2,085,801
Ingersoll-Rand PLC	15,843	1,038,350
Lincoln Electric Holdings Inc.	3,957	247,985
Meritor Inc.[a]	5,355	45,518
Middleby Corp. (The)[a,b]	3,479	381,438
Parker-Hannifin Corp.	8,253	957,513
Snap-on Inc.	3,525	561,462
Stanley Black & Decker Inc.	9,086	1,016,905
Tennant Co.	1,010	53,944
Timken Co. (The)	4,282	152,568
WABCO Holdings Inc.[a]	3,306	370,801
Wabtec Corp./DE	5,856	485,638
Xylem Inc./NY	10,885	454,775

		15,091,633
MEDIA — 4.32%
Charter Communications Inc. Class Aa,b	5,109	1,084,334
Discovery Communications Inc. Class Aa,b	9,073	247,783
Discovery Communications Inc. Class C NVS[a,b]	16,655	446,021
DreamWorks Animation SKG Inc. Class Aa,b	4,579	182,794
John Wiley & Sons Inc. Class A	2,830	140,340
Liberty Global PLC Series Aa	15,336	578,627
Liberty Global PLC Series C NVS[a,b]	36,253	1,326,860
New York Times Co. (The) Class A	7,821	100,265
Scholastic Corp.	1,447	52,642
Scripps Networks Interactive Inc. Class A	4,594	286,436
Time Warner Cable Inc.	17,243	3,657,413
Time Warner Inc.	48,676	3,657,515
Walt Disney Co. (The)	95,589	9,870,520

		21,631,550

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
METALS & MINING — 0.23%
Compass Minerals International Inc.	2,046	$153,368
Nucor Corp.	19,397	965,582
Schnitzer Steel Industries Inc. Class A	1,785	36,807

		1,155,757
MULTI-UTILITIES — 0.96%
Avista Corp.	3,782	151,545
CenterPoint Energy Inc.	24,806	532,089
CMS Energy Corp.	16,865	686,068
Consolidated Edison Inc.	17,932	1,337,727
MDU Resources Group Inc.	11,258	225,835
Sempra Energy	14,412	1,489,480
TECO Energy Inc.	14,276	396,445

		4,819,189
MULTILINE RETAIL — 0.19%
Kohl’s Corp.	11,804	522,917
Nordstrom Inc.	8,369	427,907

		950,824
OIL, GAS & CONSUMABLE FUELS — 3.88%
Clean Energy Fuels Corp.[a,b]	4,546	13,002
Columbia Pipeline Group Inc.	23,615	605,016
ConocoPhillips	75,176	3,592,661
Denbury Resources Inc.	22,304	86,093
Devon Energy Corp.	27,873	966,636
Energen Corp.	5,747	244,190
EOG Resources Inc.	33,503	2,768,018
EQT Corp.	9,258	648,986
Hess Corp.	16,988	1,012,824
Marathon Oil Corp.	49,881	702,823
Marathon Petroleum Corp.	32,361	1,264,668
Noble Energy Inc.	26,009	939,185
ONEOK Inc.	12,701	459,141
Phillips 66	32,502	2,668,739
Pioneer Natural Resources Co.	9,809	1,629,275
QEP Resources Inc.	12,946	232,122
Southwestern Energy Co.[a,b]	23,598	316,921
Spectra Energy Corp.	40,758	1,274,503
Ultra Petroleum Corp.[a,b]	9,616	3,002

		19,427,805
PAPER & FOREST PRODUCTS — 0.03%
Domtar Corp.	3,814	147,373

		147,373

Security	Shares	Value
PERSONAL PRODUCTS — 0.35%
Avon Products Inc.	26,425	$124,462
Edgewell Personal Care Co.	3,644	299,063
Estee Lauder Companies Inc. (The) Class A	13,613	1,305,078

		1,728,603
PHARMACEUTICALS — 3.60%
Bristol-Myers Squibb Co.	101,582	7,332,189
Merck & Co. Inc.	170,028	9,324,336
Zoetis Inc.	28,717	1,350,560

		18,007,085
PROFESSIONAL SERVICES — 0.39%
CEB Inc.	2,045	126,156
Dun & Bradstreet Corp. (The)	2,193	242,129
Exponent Inc.	1,563	77,900
Heidrick & Struggles International Inc.	1,067	21,052
ICF International Inc.[a]	1,017	40,039
IHS Inc. Class Aa	4,139	509,842
Kelly Services Inc. Class A	1,783	33,467
ManpowerGroup Inc.	4,467	344,093
Navigant Consulting Inc.[a]	2,818	44,975
On Assignment Inc.[a]	2,920	105,295
Resources Connection Inc.	2,254	33,292
Robert Half International Inc.	8,052	308,472
RPX Corp.[a,b]	3,136	34,747
TrueBlue Inc.[a]	2,546	47,585

		1,969,044
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.42%
American Tower Corp.	25,809	2,706,848
AvalonBay Communities Inc.	8,363	1,478,495
Boston Properties Inc.	9,326	1,201,748
Corporate Office Properties Trust	5,738	147,352
Digital Realty Trust Inc.	8,882	781,438
Duke Realty Corp.	20,954	458,264
Equinix Inc.	4,050	1,337,918
Equity Residential	22,107	1,504,824
Federal Realty Investment Trust	4,213	640,713
Forest City Realty Trust Inc.	14,622	303,845
HCP Inc.	28,222	954,750
Host Hotels & Resorts Inc.[b]	45,614	721,614
Iron Mountain Inc.[b]	15,334	560,151
Liberty Property Trust	8,967	312,948
Macerich Co. (The)	8,167	621,345

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
Potlatch Corp.	2,435	$85,761
Prologis Inc.	32,047	1,455,254
Simon Property Group Inc.	18,838	3,789,640
UDR Inc.[b]	15,901	555,263
Vornado Realty Trust	10,299	985,923
Weyerhaeuser Co.	47,913	1,538,966

		22,143,060
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.23%
CBRE Group Inc. Class Aa	18,252	540,806
Jones Lang LaSalle Inc.	2,734	314,875
Realogy Holdings Corp.[a]	8,904	318,229

		1,173,910
ROAD & RAIL — 0.95%
ArcBest Corp.	1,496	28,559
Avis Budget Group Inc.[a]	6,087	152,784
CSX Corp.	59,555	1,624,065
Genesee & Wyoming Inc. Class Aa	3,452	224,760
Hertz Global Holdings Inc.[a]	22,923	212,267
Kansas City Southern	6,624	627,624
Norfolk Southern Corp.	18,240	1,643,606
Ryder System Inc.	3,243	223,507

		4,737,172
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.66%
Advanced Micro Devices Inc.[a]	41,323	146,697
Analog Devices Inc.	18,940	1,066,701
Applied Materials Inc.	73,373	1,501,945
Intel Corp.	287,222	8,697,082
Lam Research Corp.	9,612	734,357
Microchip Technology Inc.[b]	13,046	633,905
NVIDIA Corp.	32,650	1,160,054
Skyworks Solutions Inc.	11,602	775,246
SunPower Corp.[a,b]	3,315	66,764
Texas Instruments Inc.	61,765	3,523,076

		18,305,827
SOFTWARE — 8.42%
Adobe Systems Inc.[a]	30,386	2,862,969
ANSYS Inc.[a]	5,400	490,158
Autodesk Inc.[a]	13,728	821,209
CA Inc.	19,969	592,281
Citrix Systems Inc.[a,b]	9,335	763,976
Intuit Inc.	15,324	1,546,038
Microsoft Corp.	461,839	23,031,911
NetSuite Inc.[a,b]	2,411	195,388

Security	Shares	Value
Oracle Corp.	194,679	$7,759,905
salesforce.com inc.[a]	38,420	2,912,236
Symantec Corp.	40,997	682,395
Workday Inc. Class Aa	6,797	509,639

		42,168,105
SPECIALTY RETAIL — 2.07%
Bed Bath & Beyond Inc.[a]	10,128	478,244
Best Buy Co. Inc.	18,821	603,778
Buckle Inc. (The)[b]	1,741	50,385
Caleres Inc.	2,584	65,143
CarMax Inc.[a,b]	12,298	651,179
Foot Locker Inc.	8,460	519,782
GameStop Corp. Class A	6,402	209,986
Gap Inc. (The)	14,710	340,978
Lowe’s Companies Inc.	55,813	4,242,904
Office Depot Inc.[a]	30,316	178,258
Pier 1 Imports Inc.	5,546	38,212
Signet Jewelers Ltd.	4,584	497,639
Staples Inc.	39,061	398,422
Tiffany & Co.	7,780	555,103
Tractor Supply Co.	8,152	771,668
Ulta Salon Cosmetics & Fragrance Inc.[a,b]	3,686	767,720

		10,369,401
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.92%
EMC Corp./MA	117,981	3,080,484
HP Inc.	109,191	1,339,774
Lexmark International Inc. Class A	3,779	145,869
Super Micro Computer Inc.[a,b]	2,347	63,158

		4,629,285
TEXTILES, APPAREL & LUXURY GOODS — 1.75%
Columbia Sportswear Co.	1,707	99,979
Deckers Outdoor Corp.[a,b]	1,962	113,423
Hanesbrands Inc.	23,780	690,334
Michael Kors Holdings Ltd.[a]	11,169	576,991
NIKE Inc. Class B	82,500	4,862,550
PVH Corp.	5,009	478,860
Under Armour Inc. Class Aa,b	10,930	480,264
VF Corp.	20,861	1,315,286
Wolverine World Wide Inc.	6,314	119,650

		8,737,337
THRIFTS & MORTGAGE FINANCE — 0.10%
New York Community Bancorp. Inc.	29,432	442,363

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2016

Security	Shares	Value
PHH Corp.[a]	3,593	$46,098

		488,461
TRADING COMPANIES & DISTRIBUTORS — 0.46%
Air Lease Corp.	5,857	178,521
Applied Industrial Technologies Inc.	2,267	103,897
Fastenal Co.[b]	16,701	781,440
H&E Equipment Services Inc.	1,936	39,165
United Rentals Inc.[a]	5,634	377,084
WW Grainger Inc.	3,429	804,169

		2,284,276
TRANSPORTATION INFRASTRUCTURE — 0.01%
Wesco Aircraft Holdings Inc.[a]	4,056	58,528

		58,528
WATER UTILITIES — 0.16%
American Water Works Co. Inc.	10,892	792,502

		792,502
WIRELESS TELECOMMUNICATION SERVICES — 0.03%
Sprint Corp.[a,b]	48,186	165,278

		165,278

TOTAL COMMON STOCKS (Cost: $427,968,768)		500,258,011

SHORT-TERM INVESTMENTS — 2.19%

MONEY MARKET FUNDS — 2.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	9,639,712	9,639,712
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	525,967	525,967
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	780,709	780,709

		10,946,388

TOTAL SHORT-TERM INVESTMENTS (Cost: $10,946,388)		10,946,388

TOTAL INVESTMENTS IN SECURITIES — 102.10% (Cost: $438,915,156)		511,204,399
Other Assets, Less Liabilities — (2.10)%		(10,527,106)

NET ASSETS — 100.00%		$500,677,293

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 1.26%
Rockwell Collins Inc.	51,007	$4,498,307

		4,498,307
AIR FREIGHT & LOGISTICS — 1.10%
Expeditors International of Washington Inc.	60,672	3,009,938
United Parcel Service Inc. Class B	8,644	908,225

		3,918,163
AUTO COMPONENTS — 0.19%
Johnson Controls Inc.	16,792	695,189

		695,189
AUTOMOBILES — 0.63%
Tesla Motors Inc.[a,b]	9,407	2,264,829

		2,264,829
BANKS — 0.26%
Signature Bank/New York NYa	6,637	914,778

		914,778
BEVERAGES — 4.22%
Coca-Cola Co. (The)	81,088	3,632,743
Coca-Cola Enterprises Inc.	110,438	5,795,786
PepsiCo Inc.	54,949	5,657,549

		15,086,078
BIOTECHNOLOGY — 2.66%
AbbVie Inc.	11,439	697,779
Amgen Inc.	4,380	693,354
Biogen Inc.[a]	6,073	1,670,014
Celgene Corp.[a]	18,974	1,962,101
Gilead Sciences Inc.	38,116	3,362,213
Vertex Pharmaceuticals Inc.[a]	13,242	1,116,830

		9,502,291
BUILDING PRODUCTS — 0.23%
Masco Corp.	26,604	817,009

		817,009
CAPITAL MARKETS — 5.53%
BlackRock Inc.[c]	13,444	4,790,500
Franklin Resources Inc.	26,699	996,941
Northern Trust Corp.	146,633	10,422,674
State Street Corp.	45,884	2,858,573
T Rowe Price Group Inc.	9,466	712,695

		19,781,383
CHEMICALS — 3.56%
Ecolab Inc.	90,008	10,349,120

Security	Shares	Value
International Flavors & Fragrances Inc.	19,896	$2,376,975

		12,726,095
COMMUNICATIONS EQUIPMENT — 1.99%
Cisco Systems Inc.	208,068	5,719,789
Motorola Solutions Inc.	18,677	1,404,324

		7,124,113
CONSTRUCTION & ENGINEERING — 0.11%
Chicago Bridge & Iron Co. NV	9,840	396,060

		396,060
CONSUMER FINANCE — 1.02%
American Express Co.	55,798	3,650,863

		3,650,863
CONTAINERS & PACKAGING — 1.05%
Ball Corp.	52,422	3,741,882

		3,741,882
DISTRIBUTORS — 0.29%
LKQ Corp.[a]	32,377	1,037,683

		1,037,683
ELECTRIC UTILITIES — 3.46%
Eversource Energy	18,345	1,035,392
NextEra Energy Inc.	96,373	11,331,537

		12,366,929
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.56%
Corning Inc.	36,726	685,674
Flextronics International Ltd.[a,b]	108,063	1,312,966

		1,998,640
ENERGY EQUIPMENT & SERVICES — 1.05%
Baker Hughes Inc.	29,095	1,407,035
FMC Technologies Inc.[a]	34,331	1,046,752
National Oilwell Varco Inc.	11,404	411,000
Schlumberger Ltd.	11,174	897,719

		3,762,506
FOOD & STAPLES RETAILING — 0.15%
Whole Foods Market Inc.	18,494	537,806

		537,806
FOOD PRODUCTS — 4.56%
Bunge Ltd.	39,723	2,482,688
Campbell Soup Co.	55,102	3,400,344
General Mills Inc.	61,867	3,794,922
Kellogg Co.	70,363	5,404,582

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2016

Security	Shares	Value
Mondelez International Inc. Class A	28,790	$1,236,818

		16,319,354
HEALTH CARE PROVIDERS & SERVICES — 5.81%
AmerisourceBergen Corp.	28,596	2,433,519
Cardinal Health Inc.	73,750	5,786,425
Henry Schein Inc.[a]	41,584	7,015,221
Patterson Companies Inc.	128,099	5,553,092

		20,788,257
HOTELS, RESTAURANTS & LEISURE — 0.95%
Hilton Worldwide Holdings Inc.	16,851	371,564
Marriott International Inc./MD Class A	42,921	3,008,333

		3,379,897
HOUSEHOLD PRODUCTS — 2.33%
Clorox Co. (The)	23,430	2,934,139
Procter & Gamble Co. (The)	67,493	5,407,539

		8,341,678
INDUSTRIAL CONGLOMERATES — 4.50%
3M Co.	96,176	16,097,939

		16,097,939
INSURANCE — 4.77%
Chubb Ltd.	64,557	7,608,688
Marsh & McLennan Companies Inc.	149,836	9,462,143

		17,070,831
INTERNET & CATALOG RETAIL — 0.66%
Amazon.com Inc.[a]	2,650	1,747,914
Netflix Inc.[a,b]	6,848	616,525

		2,364,439
INTERNET SOFTWARE & SERVICES — 2.23%
Alphabet Inc. Class Aa	10,206	7,224,623
Facebook Inc. Class Aa	6,318	742,871

		7,967,494
IT SERVICES — 4.57%
Accenture PLC Class A	93,426	10,549,664
International Business Machines Corp.	30,824	4,498,455
Teradata Corp.[a]	50,355	1,273,981

		16,322,100
LEISURE PRODUCTS — 0.21%
Mattel Inc.	23,923	743,766

		743,766
LIFE SCIENCES TOOLS & SERVICES — 3.48%
Agilent Technologies Inc.	126,362	5,170,733

Security	Shares	Value
Mettler-Toledo International Inc.[a]	5,111	$1,829,482
Waters Corp.[a]	41,666	5,423,247

		12,423,462
MACHINERY — 4.10%
Caterpillar Inc.	46,103	3,583,125
Cummins Inc.	56,948	6,664,625
Deere & Co.	26,538	2,232,111
Ingersoll-Rand PLC	13,049	855,232
Parker-Hannifin Corp.	3,507	406,882
Xylem Inc./NY	22,294	931,443

		14,673,418
MEDIA — 4.11%
Scripps Networks Interactive Inc. Class A	12,785	797,145
Time Warner Cable Inc.	38,102	8,081,815
Time Warner Inc.	13,098	984,184
Walt Disney Co. (The)	46,857	4,838,454

		14,701,598
MULTI-UTILITIES — 0.77%
Sempra Energy	26,524	2,741,255

		2,741,255
OIL, GAS & CONSUMABLE FUELS — 3.15%
ConocoPhillips	49,838	2,381,758
Hess Corp.	49,639	2,959,477
Marathon Oil Corp.	110,681	1,559,495
Noble Energy Inc.	14,138	510,523
Phillips 66	7,440	610,899
Spectra Energy Corp.	103,755	3,244,419

		11,266,571
PHARMACEUTICALS — 2.21%
Merck & Co. Inc.	107,937	5,919,265
Zoetis Inc.	41,845	1,967,970

		7,887,235
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.89%
HCP Inc.	26,949	911,685
Liberty Property Trust[b]	113,696	3,967,990
Prologis Inc.	120,317	5,463,595

		10,343,270
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.87%
CBRE Group Inc. Class Aa	105,333	3,121,017

		3,121,017
ROAD & RAIL — 1.22%
CSX Corp.	13,371	364,627

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2016

Security	Shares	Value
Hertz Global Holdings Inc.[a,b]	39,102	$362,085
Norfolk Southern Corp.	40,311	3,632,424

		4,359,136
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.07%
Applied Materials Inc.	61,139	1,251,515
Intel Corp.	132,710	4,018,459
Texas Instruments Inc.	37,160	2,119,607

		7,389,581
SOFTWARE — 6.28%
Autodesk Inc.[a]	25,524	1,526,846
CA Inc.	51,179	1,517,969
Microsoft Corp.	255,635	12,748,517
Oracle Corp.	113,665	4,530,687
salesforce.com inc.[a]	14,511	1,099,934
Symantec Corp.	61,142	1,017,709

		22,441,662
SPECIALTY RETAIL — 1.50%
Best Buy Co. Inc.	11,480	368,278
Gap Inc. (The)	17,417	403,726
Signet Jewelers Ltd.	10,483	1,138,035
Tiffany & Co.	48,247	3,442,423

		5,352,462
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.69%
Apple Inc.	115,140	10,793,224
EMC Corp./MA	80,550	2,103,160
Hewlett Packard Enterprise Co.	132,871	2,213,631
HP Inc.	134,576	1,651,247

		16,761,262
TEXTILES, APPAREL & LUXURY GOODS — 2.47%
Hanesbrands Inc.	39,647	1,150,952
NIKE Inc. Class B	111,151	6,551,240
PVH Corp.	11,641	1,112,880

		8,815,072
TRADING COMPANIES & DISTRIBUTORS — 0.16%
WW Grainger Inc.	2,504	587,238

		587,238

TOTAL COMMON STOCKS (Cost: $304,781,705)		357,080,598

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.12%

MONEY MARKET FUNDS — 1.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	3,582,609	$3,582,609
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	195,476	195,476
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	216,388	216,388

		3,994,473

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,994,473)		3,994,473

TOTAL INVESTMENTS IN SECURITIES — 101.00% (Cost: $308,776,178)		361,075,071
Other Assets, Less Liabilities — (1.00)%		(3,564,287)

NET ASSETS — 100.00%		$357,510,784

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2016

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$632,567,316	$935,118,849	$933,903,103
Affiliated (Note 2)	2,267,764	20,195,757	42,040,234

Total cost of investments	$634,835,080	$955,314,606	$975,943,337

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$551,095,091	$950,140,646	$958,741,693
Affiliated (Note 2)	2,267,764	20,195,757	42,040,234

Total fair value of investments	553,362,855	970,336,403	1,000,781,927
Receivables:
Investment securities sold	7,231,415	—	—
Dividends and interest	265,845	1,573,775	434,243
Capital shares sold	2,447	—	—

Total Assets	560,862,562	971,910,178	1,001,216,170

LIABILITIES
Payables:
Investment securities purchased	7,413,435	—	—
Collateral for securities on loan (Note 1)	1,988,834	19,698,426	40,971,724
Capital shares redeemed	—	—	7,396
Investment advisory fees (Note 2)	177,448	342,424	360,023

Total Liabilities	9,579,717	20,040,850	41,339,143

NET ASSETS	$551,282,845	$951,869,328	$959,877,027

Net assets consist of:
Paid-in capital	$746,971,307	$951,076,755	$964,797,391
Undistributed net investment income	774,819	1,743,511	486,318
Accumulated net realized loss	(114,991,056)	(15,972,735)	(30,245,272)
Net unrealized appreciation (depreciation)	(81,472,225)	15,021,797	24,838,590

NET ASSETS	$551,282,845	$951,869,328	$959,877,027

Shares outstanding[b]	7,100,000	8,500,000	6,650,000

Net asset value per share	$77.65	$111.98	$144.34

[a]	Securities on loan with values of $1,963,640, $19,055,844 and $39,834,357, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

ASSETS
Investments, at cost:
Unaffiliated	$608,091,036	$1,264,387,283	$757,839,658
Affiliated (Note 2)	28,856,611	45,295,306	6,611,746

Total cost of investments	$636,947,647	$1,309,682,589	$764,451,404

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$542,796,129	$1,145,449,724	$732,526,077
Affiliated (Note 2)	28,259,193	43,906,956	6,611,746

Total fair value of investments	571,055,322	1,189,356,680	739,137,823
Receivables:
Investment securities sold	—	283,757	—
Dividends and interest	848,794	1,241,870	572,590

Total Assets	571,904,116	1,190,882,307	739,710,413

LIABILITIES
Payables:
Investment securities purchased	—	1,685,172	—
Collateral for securities on loan (Note 1)	4,039,866	15,123,722	6,038,439
Capital shares redeemed	—	356,284	—
Investment advisory fees (Note 2)	204,308	422,174	254,812

Total Liabilities	4,244,174	17,587,352	6,293,251

NET ASSETS	$567,659,942	$1,173,294,955	$733,417,162

Net assets consist of:
Paid-in capital	$739,893,699	$1,401,314,377	$780,756,750
Undistributed net investment income	821,755	81,002	42,874
Accumulated net realized loss	(107,163,187)	(107,774,515)	(22,068,881)
Net unrealized depreciation	(65,892,325)	(120,325,909)	(25,313,581)

NET ASSETS	$567,659,942	$1,173,294,955	$733,417,162

Shares outstanding[b]	6,650,000	13,500,000	6,750,000

Net asset value per share	$85.36	$86.91	$108.65

[a]	Securities on loan with values of $3,922,904, $14,630,611 and $5,865,754, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments, at cost:
Unaffiliated	$423,657,904	$300,236,341
Affiliated (Note 2)	15,257,252	8,539,837

Total cost of investments	$438,915,156	$308,776,178

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$494,870,784	$352,290,098
Affiliated (Note 2)	16,333,615	8,784,973

Total fair value of investments	511,204,399	361,075,071
Receivables:
Dividends and interest	583,651	361,509

Total Assets	511,788,050	361,436,580

LIABILITIES
Payables:
Investment securities purchased	739,530	—
Collateral for securities on loan (Note 1)	10,165,679	3,778,085
Investment advisory fees (Note 2)	205,548	147,711

Total Liabilities	11,110,757	3,925,796

NET ASSETS	$500,677,293	$357,510,784

Net assets consist of:
Paid-in capital	$443,249,109	$319,269,229
Undistributed net investment income	173,405	202,114
Accumulated net realized loss	(15,034,464)	(14,259,452)
Net unrealized appreciation	72,289,243	52,298,893

NET ASSETS	$500,677,293	$357,510,784

Shares outstanding[b]	6,550,000	4,200,000

Net asset value per share	$76.44	$85.12

[a]	Securities on loan with values of $9,835,648 and $3,613,692, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2016

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,933,453	$18,443,947	$14,529,391
Dividends — affiliated (Note 2)	576	1,000	1,210
Securities lending income — affiliated — net (Note 2)	92,679	198,999	183,868

Total investment income	9,026,708	18,643,946	14,714,469

EXPENSES
Investment advisory fees (Note 2)	1,720,452	3,183,940	4,548,240

Total expenses	1,720,452	3,183,940	4,548,240

Net investment income	7,306,256	15,460,006	10,166,229

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(45,615,164)	(1,439,192)	(12,703,236)
In-kind redemptions — unaffiliated	(12,069,981)	75,211,109	81,072,139

Net realized gain (loss)	(57,685,145)	73,771,917	68,368,903

Net change in unrealized appreciation/depreciation	17,530,716	(25,954,748)	(67,273,747)

Net realized and unrealized gain (loss)	(40,154,429)	47,817,169	1,095,156

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,848,173)	$63,277,175	$11,261,385

[a]	Net of foreign withholding tax of $ —, $ — and $7,193, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,129,391	$28,549,794	$12,395,444
Dividends — affiliated (Note 2)	740,812	782,036	777
Securities lending income — affiliated — net (Note 2)	44,779	122,667	108,125

Total investment income	13,914,982	29,454,497	12,504,346

EXPENSES
Investment advisory fees (Note 2)	3,265,049	6,252,633	2,798,568

Total expenses	3,265,049	6,252,633	2,798,568

Net investment income	10,649,933	23,201,864	9,705,778

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,089,294)	(10,193,832)	(9,175,306)
Investments — affiliated (Note 2)	(115,387)	(145,099)	—
In-kind redemptions — unaffiliated	43,836,510	(24,443,618)	277,402
In-kind redemptions — affiliated (Note 2)	2,938,351	(1,184,966)	—

Net realized gain (loss)	38,570,180	(35,967,515)	(8,897,904)

Net change in unrealized appreciation/depreciation	(123,211,950)	(62,316,897)	6,372,478

Net realized and unrealized loss	(84,641,770)	(98,284,412)	(2,525,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(73,991,837)	$(75,082,548)	$7,180,352

[a]	Net of foreign withholding tax of $1,653, $1,722 and $250, respectively.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$9,303,534	$6,934,895
Dividends — affiliated (Note 2)	128,129	114,796
Securities lending income — affiliated — net (Note 2)	59,061	28,099

Total investment income	9,490,724	7,077,790

EXPENSES
Investment advisory fees (Note 2)	2,312,661	1,701,180

Total expenses	2,312,661	1,701,180

Net investment income	7,178,063	5,376,610

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,763,232)	(3,606,293)
Investments — affiliated (Note 2)	(67,284)	(6,856)
In-kind redemptions — unaffiliated	15,709,795	17,151,981
In-kind redemptions — affiliated (Note 2)	188,261	76,772

Net realized gain	7,067,540	13,615,604

Net change in unrealized appreciation/depreciation	(11,769,764)	(17,384,644)

Net realized and unrealized loss	(4,702,224)	(3,769,040)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,475,839	$1,607,570

[a]	Net of foreign withholding tax of $830 and $197, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,306,256	$12,205,310	$15,460,006	$11,036,395
Net realized gain (loss)	(57,685,145)	66,383,166	73,771,917	82,389,932
Net change in unrealized appreciation/depreciation	17,530,716	(63,730,552)	(25,954,748)	(39,030,094)

Net increase (decrease) in net assets resulting from operations	(32,848,173)	14,857,924	63,277,175	54,396,233

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,139,124)	(13,514,536)	(15,201,572)	(10,472,609)

Total distributions to shareholders	(7,139,124)	(13,514,536)	(15,201,572)	(10,472,609)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	314,783,107	724,141,138	696,410,406	537,509,396
Cost of shares redeemed	(218,392,540)	(1,170,485,488)	(571,027,855)	(263,273,985)

Net increase (decrease) in net assets from capital share transactions	96,390,567	(446,344,350)	125,382,551	274,235,411

INCREASE (DECREASE) IN NET ASSETS	56,403,270	(445,000,962)	173,458,154	318,159,035

NET ASSETS
Beginning of year	494,879,575	939,880,537	778,411,174	460,252,139

End of year	$551,282,845	$494,879,575	$951,869,328	$778,411,174

Undistributed net investment income included in net assets at end of year	$774,819	$607,687	$1,743,511	$1,485,077

SHARES ISSUED AND REDEEMED
Shares sold	4,300,000	8,500,000	6,500,000	5,200,000
Shares redeemed	(3,050,000)	(13,850,000)	(5,400,000)	(2,550,000)

Net increase (decrease) in shares outstanding	1,250,000	(5,350,000)	1,100,000	2,650,000

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,166,229	$6,725,034	$10,649,933	$7,751,524
Net realized gain	68,368,903	70,788,424	38,570,180	48,955,359
Net change in unrealized appreciation/depreciation	(67,273,747)	27,284,555	(123,211,950)	16,110,400

Net increase (decrease) in net assets resulting from operations	11,261,385	104,798,013	(73,991,837)	72,817,283

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,136,926)	(6,531,675)	(10,698,471)	(7,568,428)

Total distributions to shareholders	(10,136,926)	(6,531,675)	(10,698,471)	(7,568,428)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	246,435,482	750,890,668	653,302,434	122,454,609
Cost of shares redeemed	(342,955,499)	(215,578,693)	(565,323,910)	(216,248,769)

Net increase (decrease) in net assets from capital share transactions	(96,520,017)	535,311,975	87,978,524	(93,794,160)

INCREASE (DECREASE) IN NET ASSETS	(95,395,558)	633,578,313	3,288,216	(28,545,305)

NET ASSETS
Beginning of year	1,055,272,585	421,694,272	564,371,726	592,917,031

End of year	$959,877,027	$1,055,272,585	$567,659,942	$564,371,726

Undistributed net investment income included in net assets at end of year	$486,318	$457,015	$821,755	$870,328

SHARES ISSUED AND REDEEMED
Shares sold	1,700,000	5,550,000	7,050,000	1,400,000
Shares redeemed	(2,450,000)	(1,700,000)	(6,600,000)	(2,500,000)

Net increase (decrease) in shares outstanding	(750,000)	3,850,000	450,000	(1,100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,201,864	$21,784,532	$9,705,778	$15,460,511
Net realized gain (loss)	(35,967,515)	231,274,925	(8,897,904)	73,617,420
Net change in unrealized appreciation/depreciation	(62,316,897)	(162,643,242)	6,372,478	(68,106,787)

Net increase (decrease) in net assets resulting from operations	(75,082,548)	90,416,215	7,180,352	20,971,144

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,797,288)	(23,131,223)	(9,662,904)	(15,902,897)

Total distributions to shareholders	(25,797,288)	(23,131,223)	(9,662,904)	(15,902,897)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,547,422,376	2,087,456,190	259,067,218	2,841,718,818
Cost of shares redeemed	(1,436,661,278)	(2,550,971,064)	(441,021,410)	(2,824,425,902)

Net increase (decrease) in net assets from capital share transactions	110,761,098	(463,514,874)	(181,954,192)	17,292,916

INCREASE (DECREASE) IN NET ASSETS	9,881,262	(396,229,882)	(184,436,744)	22,361,163

NET ASSETS
Beginning of year	1,163,413,693	1,559,643,575	917,853,906	895,492,743

End of year	$1,173,294,955	$1,163,413,693	$733,417,162	$917,853,906

Undistributed net investment income included in net assets at end of year	$81,002	$—	$42,874	$—

SHARES ISSUED AND REDEEMED
Shares sold	17,350,000	23,400,000	2,450,000	27,300,000
Shares redeemed	(16,950,000)	(29,700,000)	(4,250,000)	(27,600,000)

Net increase (decrease) in shares outstanding	400,000	(6,300,000)	(1,800,000)	(300,000)

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,178,063	$5,477,013	$5,376,610	$3,783,706
Net realized gain	7,067,540	25,832,235	13,615,604	17,861,746
Net change in unrealized appreciation/depreciation	(11,769,764)	8,740,824	(17,384,644)	9,199,066

Net increase in net assets resulting from operations	2,475,839	40,050,072	1,607,570	30,844,518

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,482,505)	(5,321,488)	(5,328,373)	(3,739,686)

Total distributions to shareholders	(7,482,505)	(5,321,488)	(5,328,373)	(3,739,686)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	120,926,426	108,173,520	80,059,618	88,213,362
Cost of shares redeemed	(46,945,966)	(61,998,542)	(47,104,740)	(42,122,024)

Net increase in net assets from capital share transactions	73,980,460	46,174,978	32,954,878	46,091,338

INCREASE IN NET ASSETS	68,973,794	80,903,562	29,234,075	73,196,170

NET ASSETS
Beginning of year	431,703,499	350,799,937	328,276,709	255,080,539

End of year	$500,677,293	$431,703,499	$357,510,784	$328,276,709

Undistributed net investment income included in net assets at end of year	$173,405	$477,847	$202,114	$153,877

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	1,450,000	950,000	1,050,000
Shares redeemed	(650,000)	(850,000)	(550,000)	(500,000)

Net increase in shares outstanding	950,000	600,000	400,000	550,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$84.59	$83.92	$69.93	$69.97	$84.01

Income from investment operations:
Net investment income[a]	1.39	1.34	1.49	1.51	1.18
Net realized and unrealized gain (loss)[b]	(6.93)	0.82	13.89	(0.12)	(13.75)

Total from investment operations	(5.54)	2.16	15.38	1.39	(12.57)

Less distributions from:
Net investment income	(1.40)	(1.49)	(1.39)	(1.43)	(1.47)

Total distributions	(1.40)	(1.49)	(1.39)	(1.43)	(1.47)

Net asset value, end of year	$77.65	$84.59	$83.92	$69.93	$69.97

Total return	(6.42)%	2.58%	22.27%	2.06%	(14.85)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$551,283	$494,880	$939,881	$506,979	$594,714
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.88%	1.57%	1.94%	2.23%	1.66%
Portfolio turnover rate[c]	13%	7%	16%	8%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$105.19	$96.90	$87.54	$73.95	$69.19

Income from investment operations:
Net investment income[a]	2.31	2.03	1.81	1.70	1.51
Net realized and unrealized gain[b]	6.90	8.23	9.37	13.60	4.67

Total from investment operations	9.21	10.26	11.18	15.30	6.18

Less distributions from:
Net investment income	(2.42)	(1.97)	(1.82)	(1.71)	(1.42)

Total distributions	(2.42)	(1.97)	(1.82)	(1.71)	(1.42)

Net asset value, end of year	$111.98	$105.19	$96.90	$87.54	$73.95

Total return	8.88%	10.66%	12.92%	21.06%	9.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$951,869	$778,411	$460,252	$494,612	$414,113
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	2.15%	1.98%	1.97%	2.22%	2.20%
Portfolio turnover rate[c]	4%	4%	9%	7%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$142.60	$118.79	$99.99	$81.99	$73.56

Income from investment operations:
Net investment income[a]	1.42	1.44	1.08	1.30	0.86
Net realized and unrealized gain[b]	1.74	23.64	18.72	18.02	8.40

Total from investment operations	3.16	25.08	19.80	19.32	9.26

Less distributions from:
Net investment income	(1.42)	(1.27)	(1.00)	(1.32)	(0.83)

Total distributions	(1.42)	(1.27)	(1.00)	(1.32)	(0.83)

Net asset value, end of year	$144.34	$142.60	$118.79	$99.99	$81.99

Total return	2.23%	21.19%	19.85%	23.82%	12.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$959,877	$1,055,273	$421,694	$379,975	$315,642
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	0.99%	1.08%	0.96%	1.50%	1.19%
Portfolio turnover rate[c]	9%	8%	5%	9%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$91.03	$81.22	$66.98	$55.38	$58.07

Income from investment operations:
Net investment income[a]	1.28	1.15	0.94	0.84	0.64
Net realized and unrealized gain (loss)[b]	(5.66)	9.77	14.22	11.60	(2.71)

Total from investment operations	(4.38)	10.92	15.16	12.44	(2.07)

Less distributions from:
Net investment income	(1.29)	(1.11)	(0.92)	(0.84)	(0.62)

Total distributions	(1.29)	(1.11)	(0.92)	(0.84)	(0.62)

Net asset value, end of year	$85.36	$91.03	$81.22	$66.98	$55.38

Total return	(4.85)%	13.50%	22.68%	22.74%	(3.40)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$567,660	$564,372	$592,917	$428,658	$310,107
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.44%	1.32%	1.20%	1.43%	1.27%
Portfolio turnover rate[c]	5%	3%	4%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$88.81	$80.39	$69.55	$57.76	$59.55

Income from investment operations:
Net investment income[a]	1.44	1.27	1.15	1.06	0.85
Net realized and unrealized gain (loss)[b]	(1.81)	8.46	10.84	11.76	(1.78)

Total from investment operations	(0.37)	9.73	11.99	12.82	(0.93)

Less distributions from:
Net investment income	(1.53)	(1.31)	(1.15)	(1.03)	(0.86)

Total distributions	(1.53)	(1.31)	(1.15)	(1.03)	(0.86)

Net asset value, end of year	$86.91	$88.81	$80.39	$69.55	$57.76

Total return	(0.41)%	12.15%	17.32%	22.50%	(1.35)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,173,295	$1,163,414	$1,559,644	$879,785	$522,687
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.64%	1.48%	1.50%	1.73%	1.62%
Portfolio turnover rate[c]	6%	6%	6%	10%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$107.35	$101.19	$81.15	$70.81	$72.95

Income from investment operations:
Net investment income[a]	1.59	1.43	1.28	1.24	1.03
Net realized and unrealized gain (loss)[b]	1.35	6.17	20.14	10.30	(2.15)

Total from investment operations	2.94	7.60	21.42	11.54	(1.12)

Less distributions from:
Net investment income	(1.64)	(1.44)	(1.38)	(1.20)	(1.02)

Total distributions	(1.64)	(1.44)	(1.38)	(1.20)	(1.02)

Net asset value, end of year	$108.65	$107.35	$101.19	$81.15	$70.81

Total return	2.83%	7.54%	26.53%	16.53%	(1.38)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$733,417	$917,854	$895,493	$917,039	$396,508
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.47%
Ratio of net investment income to average net assets	1.54%	1.37%	1.37%	1.69%	1.56%
Portfolio turnover rate[c]	7%	6%	6%	7%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$77.09	$70.16	$59.39	$51.54	$50.11

Income from investment operations:
Net investment income[a]	1.17	1.04	0.95	0.90	0.73
Net realized and unrealized gain (loss)[b]	(0.62)	6.89	10.72	7.86	1.43

Total from investment operations	0.55	7.93	11.67	8.76	2.16

Less distributions from:
Net investment income	(1.20)	(1.00)	(0.90)	(0.91)	(0.73)

Total distributions	(1.20)	(1.00)	(0.90)	(0.91)	(0.73)

Net asset value, end of year	$76.44	$77.09	$70.16	$59.39	$51.54

Total return	0.75%	11.34%	19.76%	17.25%	4.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$500,677	$431,703	$350,800	$210,836	$172,663
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.55%	1.39%	1.45%	1.71%	1.54%
Portfolio turnover rate[c]	16%	14%	13%	11%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$86.39	$78.49	$67.40	$60.98	$59.19

Income from investment operations:
Net investment income[a]	1.32	1.08	1.01	1.04	0.86
Net realized and unrealized gain (loss)[b]	(1.29)	7.89	11.12	6.42	1.76

Total from investment operations	0.03	8.97	12.13	7.46	2.62

Less distributions from:
Net investment income	(1.30)	(1.07)	(1.04)	(1.04)	(0.83)

Total distributions	(1.30)	(1.07)	(1.04)	(1.04)	(0.83)

Net asset value, end of year	$85.12	$86.39	$78.49	$67.40	$60.98

Total return	0.07%	11.46%	18.12%	12.45%	4.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$357,511	$328,277	$255,081	$208,935	$189,049
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.58%	1.29%	1.38%	1.71%	1.52%
Portfolio turnover rate[c]	20%	19%	20%	34%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified

iShares ETF	Diversification Classification
U.S. Financials	Diversified
U.S. Industrials	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2016, the value of each of the Funds’ investments was classified as level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

authorities as of April 30, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. Each Fund continues to evaluate its reinvestment strategy in light of the new regulations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Basic Materials
JPMorgan Clearing Corp.	$1,407,810	$1,407,810	$—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	21,537	21,537	—
State Street Bank & Trust Company	824	824	—
UBS Securities LLC	533,469	533,469	—

	$1,963,640	$1,963,640	$—

U.S. Consumer Goods
Citigroup Global Markets Inc.	$1,171,946	$1,171,946	$—
Credit Suisse Securities (USA) LLC	121,863	121,863	—
Deutsche Bank Securities Inc.	3,228,000	3,228,000	—
Goldman Sachs & Co.	1,731,429	1,731,429	—
HSBC Bank PLC	1,100,374	1,100,374	—
JPMorgan Clearing Corp.	7,365,274	7,365,274	—
Merrill Lynch, Pierce, Fenner & Smith	2,305,576	2,305,576	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	490,773	490,773	—
State Street Bank & Trust Company	86,429	86,429	—
UBS Securities LLC	1,454,180	1,454,180	—

	$19,055,844	$19,055,844	$—

U.S. Consumer Services
Barclays Capital Inc.	$790,059	$790,059	$—
Citigroup Global Markets Inc.	2,089,349	2,089,349	—
Credit Suisse Securities (USA) LLC	2,322,205	2,322,205	—
Deutsche Bank Securities Inc.	2,349,682	2,349,682	—
Goldman Sachs & Co.	408,587	408,587	—
JPMorgan Clearing Corp.	4,809,792	4,809,792	—
Merrill Lynch, Pierce, Fenner & Smith	12,049,825	12,049,825	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	984,676	984,676	—
National Financial Services LLC	396,686	396,686	—
State Street Bank & Trust Company	4,235,435	4,235,435	—
UBS Securities LLC	8,903,412	8,903,412	—
Wells Fargo Securities LLC	494,649	494,649	—

	$39,834,357	$39,834,357	$—

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Financial Services
Citigroup Global Markets Inc.	$2,170,455	$2,170,455	$—
Deutsche Bank Securities Inc.	76,308	76,308	—
Goldman Sachs & Co.	23,901	23,901	—
JPMorgan Clearing Corp.	405,327	405,327	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,246,913	1,246,913	—

	$3,922,904	$3,922,904	$—

U.S. Financials
Citigroup Global Markets Inc.	$58,200	$58,200	$—
Credit Suisse Securities (USA) LLC	2,127,825	2,127,825	—
Deutsche Bank Securities Inc.	311,853	311,853	—
Goldman Sachs & Co.	1,598,299	1,598,299	—
Jefferies LLC	1,644,834	1,644,834	—
JPMorgan Clearing Corp.	1,174,308	1,174,308	—
Merrill Lynch, Pierce, Fenner & Smith	662,350	662,350	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,064,883	4,064,883	—
State Street Bank & Trust Company	2,228,473	2,228,473	—
UBS Securities LLC	718,114	718,114	—
Wells Fargo Securities LLC	41,472	41,472	—

	$14,630,611	$14,630,611	$—

U.S. Industrials
Barclays Capital Inc.	$49,912	$49,912	$—
Citigroup Global Markets Inc.	309,610	308,913	(697)
Credit Suisse Securities (USA) LLC	57,537	57,537	—
Deutsche Bank Securities Inc.	639,767	639,767	—
Goldman Sachs & Co.	3,502,506	3,502,506	—
Merrill Lynch, Pierce, Fenner & Smith	232,315	232,315	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	429,405	429,405	—
Scotia Capital (USA) Inc.	447,392	441,380	(6,012)
UBS Securities LLC	197,310	197,310	—

	$5,865,754	$5,859,045	$(6,709)

MSCI KLD 400 Social
BNP Paribas Prime Brokerage Inc.	$13,841	$13,841	$—
Citigroup Global Markets Inc.	1,375,415	1,375,415	—
Credit Suisse Securities (USA) LLC	319,896	311,022	(8,874)
Deutsche Bank Securities Inc.	338,983	338,983	—
Goldman Sachs & Co.	1,787,550	1,787,550	—
HSBC Bank PLC	50,316	50,316	—
JPMorgan Clearing Corp.	2,177,947	2,177,947	—
Merrill Lynch, Pierce, Fenner & Smith	824,689	824,689	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,864,989	1,864,989	—
State Street Bank & Trust Company	1,082,022	1,082,022	—

	$9,835,648	$9,826,774	$(8,874)

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI USA ESG Select
Deutsche Bank Securities Inc.	$1,161,185	$1,161,185	$—
HSBC Bank PLC	505,248	505,248	—
Jefferies LLC	362,085	362,085	—
JPMorgan Clearing Corp.	87,155	87,155	—
Merrill Lynch, Pierce, Fenner & Smith	666,590	666,590	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	325,989	325,989	—
UBS Securities LLC	505,440	505,440	—

	$3,613,692	$3,613,692	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.48%		First $10 billion
0.43		Over $10 billion, up to and including $20 billion
0.38		Over $20 billion, up to and including $30 billion
0.34	[a]	Over $30 billion, up to and including $40 billion [b]
0.33		Over $40 billion, up to and including $50 billion [b]
0.31		Over $50 billion [b]

[a]	Advisory fee for this breakpoint level was reduced from 0.342% to 0.34% effective July 1, 2015.
[b]	Breakpoint level was added and amended effective July 1, 2015.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select	0.50

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$38,383
U.S. Consumer Goods	86,470
U.S. Consumer Services	88,713
U.S. Financial Services	17,216

iShares ETF	Fees Paid to BTC
U.S. Financials	$58,908
U.S. Industrials	46,954
MSCI KLD 400 Social	27,075
MSCI USA ESG Select	12,712

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2016, transactions executed by the Funds pursuant to rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$16,386,661	$4,966,989
U.S. Consumer Goods	7,987,687	3,677,566
U.S. Consumer Services	15,042,687	20,969,417
U.S. Financial Services	4,992,506	5,033,961
U.S. Financials	9,025,269	6,212,684
U.S. Industrials	20,556,050	3,260,009
MSCI KLD 400 Social	31,044,854	17,144,865
MSCI USA ESG Select	28,267,030	20,871,426

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of affiliated issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
U.S. Financial Services
BlackRock Inc.	31,919	37,199	(35,266)	33,852	$12,062,483	$387,464	$1,251,872
PNC Financial Services Group Inc. (The)	131,009	149,250	(145,867)	134,392	11,796,930	352,590	1,571,092

					$23,859,413	$740,054	$2,822,964

U.S. Financials
BlackRock Inc.	37,178	50,656	(49,562)	38,272	$13,637,462	$406,609	$(1,005,384)
PNC Financial Services Group Inc. (The)	152,608	204,174	(204,834)	151,948	13,337,995	374,022	(324,681)

					$26,975,457	$780,631	$(1,330,065)

MSCI KLD 400 Social
BlackRock Inc.	7,367	2,083	(1,954)	7,496	$2,671,050	$64,109	$57,920
PNC Financial Services Group Inc. (The)	29,327	8,727	(7,111)	30,943	2,716,177	63,404	63,057

					$5,387,227	$127,513	$120,977

MSCI USA ESG Select
BlackRock Inc.	10,589	4,296	(1,441)	13,444	$4,790,500	$114,320	$69,916

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2016 were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$66,607,912	$49,921,269
U.S. Consumer Goods	49,898,537	31,023,186
U.S. Consumer Services	101,122,153	89,239,368
U.S. Financial Services	38,919,199	39,180,691
U.S. Financials	104,097,081	87,102,112
U.S. Industrials	54,858,752	44,477,885
MSCI KLD 400 Social	79,654,942	73,938,217
MSCI USA ESG Select	69,046,259	68,235,359

In-kind transactions (see Note 4) for the year ended April 30, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$314,033,966	$217,428,966
U.S. Consumer Goods	694,868,985	569,217,762
U.S. Consumer Services	245,972,558	341,786,176
U.S. Financial Services	651,443,305	561,966,866
U.S. Financials	1,535,008,053	1,418,470,437
U.S. Industrials	258,271,108	439,552,555
MSCI KLD 400 Social	120,497,919	46,760,461
MSCI USA ESG Select	79,730,489	46,614,284

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF each invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2016, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Basic Materials	$(25,401,990)	$–	$25,401,990
U.S. Consumer Goods	71,991,414	–	(71,991,414)
U.S. Consumer Services	75,715,729	–	(75,715,729)
U.S. Financial Services	34,560,428	(35)	(34,560,393)
U.S. Financials	(42,336,250)	2,676,426	39,659,824
U.S. Industrials	(4,364,123)	–	4,364,123
MSCI KLD 400 Social	15,203,988	–	(15,203,988)
MSCI USA ESG Select	16,889,416	–	(16,889,416)

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 was as follows:

iShares ETF	2016	2015
U.S. Basic Materials
Ordinary income	$7,139,124	$13,514,536

U.S. Consumer Goods
Ordinary income	$15,201,572	$10,472,609

U.S. Consumer Services
Ordinary income	$10,136,926	$6,531,675

U.S. Financial Service
Ordinary income	$10,698,471	$7,568,428

U.S. Financials
Ordinary income	$25,797,288	$23,131,223

U.S. Industrials
Ordinary income	$9,662,904	$15,902,897

MSCI KLD 400 Social
Ordinary income	$7,482,505	$5,321,488

MSCI USA ESG Select
Ordinary income	$5,328,373	$3,739,686

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Qualified Late- Year Losses[b]	Total
U.S. Basic Materials	$774,819	$(102,796,113)	$(91,038,971)	$(2,628,197)	$(195,688,462)
U.S. Consumer Goods	1,743,511	(12,704,685)	12,331,101	(577,354)	792,573
U.S. Consumer Services	486,318	(21,078,277)	16,539,476	(867,881)	(4,920,364)
U.S. Financial Services	747,570	(98,982,339)	(73,245,858)	(753,130)	(172,233,757)
U.S. Financials	–	(103,188,601)	(124,830,821)	–	(228,019,422)
U.S. Industrials	42,874	(15,063,076)	(30,833,041)	(1,486,345)	(47,339,588)
MSCI KLD 400 Social	173,405	(4,384,160)	65,521,106	(3,882,167)	57,428,184
MSCI USA ESG Select	202,114	(9,334,999)	48,813,077	(1,438,637)	38,241,555

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring[a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
U.S. Basic Materials	$83,881,918	$8,036,664	$10,812,780	$64,751	$102,796,113
U.S. Consumer Goods	–	810,905	11,893,780	–	12,704,685
U.S. Consumer Services	9,254,930	3,693,668	6,983,187	1,146,492	21,078,277
U.S. Financial Services	10,634,769	40,231,342	41,743,037	6,373,191	98,982,339
U.S. Financials	–	50,678,077	52,510,524	–	103,188,601
U.S. Industrials	5,741,116	276,129	9,045,831	–	15,063,076
MSCI KLD 400 Social	1,866,017	–	2,143,183	374,960	4,384,160
MSCI USA ESG Select	622,033	–	8,638,841	74,125	9,334,999

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2016, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Consumer Goods	$2,842,783
U.S. Financials	4,543,858

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$644,401,826	$8,066,508	$(99,105,479)	$(91,038,971)
U.S. Consumer Goods	958,005,302	46,286,515	(33,955,414)	12,331,101
U.S. Consumer Services	984,242,451	94,985,505	(78,446,029)	16,539,476
U.S. Financial Services	644,301,180	5,591,702	(78,837,560)	(73,245,858)
U.S. Financials	1,314,187,501	16,826,788	(141,657,609)	(124,830,821)
U.S. Industrials	769,970,864	33,740,534	(64,573,575)	(30,833,041)
MSCI KLD 400 Social	445,683,293	81,282,105	(15,760,999)	65,521,106
MSCI USA ESG Select	312,261,994	60,913,921	(12,100,844)	48,813,077

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF (the “Funds”) at April 30, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2016:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$8,808,221
U.S. Consumer Goods	18,087,481
U.S. Consumer Services	14,424,258
U.S. Financial Services	13,687,887
U.S. Financials	20,474,287
U.S. Industrials	12,505,692
MSCI KLD 400 Social	8,982,507
MSCI USA ESG Select	6,913,135

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividend Receivable Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00
U.S. Consumer Services	100.00
U.S. Financial Services	100.00
U.S. Financials	78.99
U.S. Industrials	100.00
MSCI KLD 400 Social	100.00
MSCI USA ESG Select	100.00

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
U.S. Basic Materials	$1.396156	$—	$—	$1.396156	100%	—%	—%		100%
U.S. Consumer Goods	2.420694	—	—	2.420694	100	—	—		100
U.S. Consumer Services	1.417739	—	0.000900	1.418639	100	—	0	[a]	100
U.S. Financial Services	1.290519	—	—	1.290519	100	—	—		100
U.S. Financials	1.422016	—	0.104964	1.526980	93	—	7		100
U.S. Industrials	1.631624	—	0.007467	1.639091	100	—	0	[a]	100
MSCI KLD 400 Social	1.183153	—	0.015265	1.198418	99	—	1		100
MSCI USA ESG Select	1.290698	—	0.011302	1.302000	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Consumer Goods ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5% and Greater than -1.0%	1	0.08

	1,319	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Financials ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,318	99.92%
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Industrials ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares MSCI KLD 400 Social ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

	1,319	100.00%

iShares MSCI USA ESG Select ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

SUPPLEMENTAL INFORMATION	87

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 328 funds (as of April 30, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	91

Notes:

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	93

Notes:

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0416

APRIL 30, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Core Dividend Growth ETF | DGRO | NYSE Arca
➢	iShares Core High Dividend ETF | HDV | NYSE Arca
➢	iShares International Select Dividend ETF | IDV | NYSE Arca
➢	iShares Select Dividend ETF | DVY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined for the 12 months ended April 30, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -5.66% for the reporting period.

Stocks declined as economic growth around the world slowed, including some of the stronger developed economies, such as the U.S. and the U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity. For example, the European Central Bank initiated quantitative easing at the beginning of the reporting period and expanded those measures in late 2015 and early 2016. Meanwhile, the Bank of Japan supplemented its own quantitative easing program by introducing negative interest rates in early 2016.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006. Subsequently, the Fed lowered its projections for raising the federal funds rate in 2016.

Other factors contributed to heightened volatility in the global equity markets during the reporting period. Geopolitical turmoil in the Middle East continued to cast a shadow over global equity markets. Energy and commodity prices were volatile, falling sharply early in the reporting period amid slowing demand from China (the world’s largest consumer of commodities), and then rebounding somewhat late in the reporting period as the U.S. dollar weakened and China’s economy appeared to stabilize.

Regionally, U.S. stocks held up the best, posting relatively flat returns for the reporting period. This performance reflected an inconsistent and uncertain economic environment as the U.S. economy’s quarterly growth rate slowed throughout the reporting period. Although employment growth remained robust, sending the unemployment rate down to an eight-year low, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending remained muted despite falling energy prices that contributed to lower fuel costs for consumers.

Equity markets in the Asia/Pacific region fell by approximately 8% amid slowing economic growth in the region’s major economies, including China and Japan. The New Zealand stock market fared the best for the reporting period, while markets in Hong Kong and Singapore underperformed.

European equity markets declined by approximately 10% for the reporting period. Year-over-year economic growth in the Eurozone was relatively stable at 1.6% during the reporting period despite significant economic stimulus. Ireland, Denmark, and Belgium were among the only European equity markets to post positive returns for the reporting period, while markets in Spain, Norway, and Italy declined the most.

Emerging markets stocks were down by about 18% for the reporting period. Emerging economies dependent on commodity exports were adversely affected by declining demand and lower commodity prices, with some falling into recession. The best-performing emerging markets included Hungary, Turkey, and Indonesia, while markets in Greece, China, and Poland fell the most.

Currency fluctuations had a slightly positive impact on global equity market performance as the U.S. dollar depreciated modestly against many foreign currencies during the reporting period. The U.S. Dollar Index, which measures the dollar against a basket of six major foreign currencies, declined by 2% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE DIVIDEND GROWTH ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.95%	3.95%	4.04%	3.95%	3.95%	4.04%
Since Inception	5.95%	5.97%	5.98%	11.55%	11.59%	11.60%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.60	$0.61	$1,000.00	$1,024.30	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 3.95%, net of fees, while the total return for the Index was 4.04%.

As represented by the Index, U.S. stocks with a history of consistently growing dividends delivered a solid single-digit gain for the reporting period, outpacing the broader U.S. equity market.

Besides their dividend yields, dividend growth stocks traditionally have attracted investors with their historically lower volatility in turbulent market conditions. During the reporting period, dividend growth stocks followed the general performance pattern of the broader U.S. market but with less volatility. Notably, in the sharp stock market downturns of August 2015 and early 2016, the Index declined less than the broader U.S. equity market.

Dividend growth stocks in seven of the ten economic sectors in the Index posted positive returns for the reporting period. Both the consumer staples and consumer discretionary sectors made contributions to Index performance despite sluggish consumer spending. Within the consumer staples sector, the food, beverage and tobacco industry as well as the household and personal products industry boosted Index performance. In the consumer discretionary sector, the automotive, consumer services, and retailing industries added to Index performance. The healthcare sector also contributed to Index performance during the reporting period, led by the biotechnology industry.

On the downside, dividend growth stocks in the materials sector detracted from performance for the reporting period, as did the energy sector. Both sectors were hurt by falling commodities prices, particularly in crude oil. In addition, the information technology sector, especially the technology hardware and equipment industry, detracted from Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Consumer Staples	15.40%
Industrials	15.13
Financials	14.75
Health Care	14.33
Information Technology	12.70
Consumer Discretionary	11.03
Energy	7.02
Utilities	5.03
Materials	4.58
Telecommunication Services	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Exxon Mobil Corp.	3.09%
Pfizer Inc.	3.09
Johnson & Johnson	2.97
General Electric Co.	2.90
Wells Fargo & Co.	2.83
JPMorgan Chase & Co.	2.76
Microsoft Corp.	2.71
Procter & Gamble Co. (The)	2.71
Coca-Cola Co. (The)	2.05
International Business Machines Corp.	1.91

TOTAL	27.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE HIGH DIVIDEND ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.12%	6.18%	6.26%	6.12%	6.18%	6.26%
5 Years	11.98%	11.99%	12.32%	76.04%	76.12%	78.79%
Since Inception	12.83%	12.84%	13.20%	84.89%	84.97%	87.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.80	$0.62	$1,000.00	$1,024.30	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 6.12%, net of fees, while the total return for the Index was 6.26%.

As represented by the Index, U.S. stocks with relatively high dividend yields delivered a solid single-digit gain for the reporting period, outperforming the broader U.S. equity market.

Amid considerable volatility in equity markets, stocks offering the cushion of high dividends proved attractive to investors during the reporting period. The Index recorded lower volatility on average than the broader stock market during the reporting period. High dividend stocks received another boost late in the reporting period, when the Fed pulled back on plans for raising short-term interest rates in 2016. The delay made high-yielding dividend stocks more appealing, especially to income-oriented investors.

High dividend stocks in seven of the ten economic sectors in the Index contributed to Index performance during the reporting period. The consumer staples sector, one of the largest sectors in the Index on average, made the largest contribution to Index returns. Within the sector, the food, beverage, and tobacco industry posted notable performance for the reporting period, as did the household and personal products industry. Led by the pharmaceuticals industry’s strong performance, the healthcare sector boosted Index results. The utilities sector also contributed to Index performance in the reporting period.

Conversely, high dividend stocks in the energy sector were the largest detractors from Index returns for the reporting period, as energy companies were hindered by lower crude oil prices. The information technology sector also detracted from Index results, amid notable weakness in the software and services industry and the technology hardware and equipment industry.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Energy	21.20%
Consumer Staples	18.32
Health Care	16.88
Information Technology	12.55
Financials	7.57
Utilities	7.12
Telecommunication Services	6.87
Industrials	5.76
Consumer Discretionary	3.64
Materials	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Exxon Mobil Corp.	9.96%
Verizon Communications Inc.	6.87
Chevron Corp.	6.80
Johnson & Johnson	6.66
Pfizer Inc.	6.12
Wells Fargo & Co.	5.44
Procter & Gamble Co. (The)	5.21
Philip Morris International Inc.	4.95
Merck & Co. Inc.	4.10
Coca-Cola Co. (The)	3.95

TOTAL	60.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(10.37)%	(10.18)%	(10.15)%	(10.37)%	(10.18)%	(10.15)%
5 Years	0.38%	0.25%	0.48%	1.93%	1.28%	2.45%
Since Inception	(0.45)%	(0.46)%	(0.32)%	(3.95)%	(4.01)%	(2.79)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/07. The first day of secondary market trading was 6/15/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.60	$2.51	$1,000.00	$1,022.40	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select DividendTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -10.37%, net of fees, while the total return for the Index was -10.15%.

As represented by the Index, international stocks with relatively high, consistent dividends posted low-double-digit losses for the reporting period, underperforming the broader international equity market.

The Index reached its period high point early in the reporting period before starting a long downtrend. After bottoming in late January 2016, the Index then rose for much of the remainder of the reporting period. With the prospect of slower economic growth moving investors toward more defensive, higher-dividend stocks, the Index recouped some of its earlier losses in the late rebound.

Australia, the largest country component of the Index on average, detracted from Index performance during the reporting period. Australian dividend stocks fell out of favor as the nation’s economy adjusted to the negative impact of lower commodities prices on its key mining industry. France and Hong Kong also detracted from Index performance, while New Zealand and Finland contributed to Index results during the reporting period.

On a sector basis, nine of the ten sectors in the Index detracted from Index performance in the reporting period. High dividend stocks in the energy sector were the largest detractors from Index performance, as international energy companies were hindered by lower crude oil prices. The financials sector hampered Index performance amid weakness in the banking and insurance industries. Negatively impacted by the lagging capital goods industry, the industrials sector also detracted from Index results in the reporting period.

On the positive side, the consumer staples sector, led by strong results in the food, beverage, and tobacco industry, contributed to Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Financials	29.89%
Utilities	11.69
Energy	11.04
Telecommunication Services	8.88
Consumer Discretionary	8.77
Industrials	7.91
Consumer Staples	7.22
Materials	7.09
Health Care	5.11
Information Technology	2.40

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/16

Country	Percentage of Total Investments*

United Kingdom	20.15%
Australia	19.99
Canada	9.82
France	8.28
Finland	6.49
New Zealand	4.91
Hong Kong	4.70
Spain	4.41
Sweden	4.30
Switzerland	4.13

TOTAL	87.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® SELECT DIVIDEND ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.42%	8.43%	8.85%	8.42%	8.43%	8.85%
5 Years	12.65%	12.64%	13.06%	81.43%	81.36%	84.77%
10 Years	6.34%	6.34%	6.96%	84.89%	84.95%	95.93%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,085.90	$2.02	$1,000.00	$1,022.90	$1.96	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SELECT DIVIDEND ETF

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select DividendTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 8.42%, net of fees, while the total return for the Index was 8.85%.

As represented by the Index, U.S. companies with a history of consistent high dividends delivered solid single-digit returns for the reporting period, outperforming the broader U.S. stock market.

Amid considerable volatility in U.S. equity markets during the reporting period, stocks offering the cushion of consistent high dividends proved attractive to many investors. The Index recorded lower volatility on average than the broader U.S. stock market in the reporting period, especially during the sharp market decline in early 2016. Dividend stocks got another boost late in the reporting period, when the Fed pulled back on plans for further interest rate hikes, making stocks with consistent high dividends more appealing.

High dividend stocks in seven of the ten economic sectors represented in the Index delivered positive returns for the reporting period. The utilities sector, the largest sector in the Index on average, contributed the most to Index returns, as the prospect of slower economic growth moved investors toward more defensive, higher-dividend stocks. Within the sector, the multi-utilities and electric utilities industries posted notable performance for the reporting period. Led by the food, beverage, and tobacco industry, the consumer staples sector contributed to Index performance. The industrials sector also boosted Index returns during the reporting period.

On the downside, high dividend stocks in the energy sector were the Index’s largest detractors from performance for the reporting period, as energy companies were hindered by lower crude oil prices. The information technology sector detracted from Index results amid notable weakness in the technology hardware and equipment industry. The healthcare sector also hampered Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Utilities	30.85%
Financials	13.84
Industrials	11.95
Consumer Discretionary	11.26
Energy	10.55
Consumer Staples	8.67
Materials	6.38
Health Care	2.88
Telecommunication Services	2.20
Information Technology	1.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Lockheed Martin Corp.	3.82%
CME Group Inc./IL	2.80
Chevron Corp.	2.54
Philip Morris International Inc.	2.25
McDonald’s Corp.	2.03
NextEra Energy Inc.	1.90
Kimberly-Clark Corp.	1.88
Entergy Corp.	1.83
Occidental Petroleum Corp.	1.81
ONEOK Inc.	1.81

TOTAL	22.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 3.40%
General Dynamics Corp.	11,638	$1,635,372
HEICO Corp.	341	20,907
HEICO Corp. Class A	274	14,023
Honeywell International Inc.	32,001	3,656,754
L-3 Communications Holdings Inc.	3,528	464,038
Lockheed Martin Corp.	15,258	3,545,654
Northrop Grumman Corp.	5,900	1,216,934
Raytheon Co.	12,498	1,579,122
United Technologies Corp.	39,232	4,094,644

		16,227,448
AIR FREIGHT & LOGISTICS — 1.18%
CH Robinson Worldwide Inc.	6,548	464,711
Expeditors International of Washington Inc.	5,270	261,445
FedEx Corp.	3,446	568,969
United Parcel Service Inc. Class B	41,157	4,324,366

		5,619,491
AUTO COMPONENTS — 0.51%
Autoliv Inc.	3,428	419,827
Gentex Corp.	12,867	206,387
Johnson Controls Inc.	38,973	1,613,482
Lear Corp.	1,678	193,188

		2,432,884
AUTOMOBILES — 0.13%
Harley-Davidson Inc.	10,311	493,175
Thor Industries Inc.	1,722	110,243

		603,418
BANKS — 8.35%
Bank of the Ozarks Inc.	2,476	102,259
BB&T Corp.	49,682	1,757,749
BOK Financial Corp.	1,288	77,512
Chemical Financial Corp.	2,172	83,535
Columbia Banking System Inc.	2,716	80,095
Comerica Inc.	7,753	344,233
Commerce Bancshares Inc./MO	3,259	152,586
Community Bank System Inc.	2,725	107,828
Cullen/Frost Bankers Inc.	4,197	268,566
East West Bancorp. Inc.	7,035	263,742
Fifth Third Bancorp.	46,670	854,528
First Financial Bankshares Inc.	2,856	92,477
First Horizon National Corp.	8,577	120,764
Home BancShares Inc./AR	1,754	75,404

Security	Shares	Value
Huntington Bancshares Inc./OH	45,328	$456,000
Independent Bank Corp./Rockland MA	1,197	56,295
JPMorgan Chase & Co.	207,583	13,119,246
KeyCorp	43,754	537,737
LegacyTexas Financial Group Inc.	2,443	60,244
People’s United Financial Inc.	25,672	397,916
PNC Financial Services Group Inc. (The)[a]	22,942	2,013,849
Prosperity Bancshares Inc.	3,475	183,376
SunTrust Banks Inc.	26,562	1,108,698
U.S. Bancorp.	79,770	3,405,381
UMB Financial Corp.	1,757	97,953
Umpqua Holdings Corp.	16,895	267,448
Webster Financial Corp.	4,532	166,053
Wells Fargo & Co.	269,834	13,486,303
WesBanco Inc.	2,603	83,634

		39,821,411
BEVERAGES — 4.02%
Brown-Forman Corp. Class A	692	71,767
Brown-Forman Corp. Class B	2,777	267,481
Coca-Cola Co. (The)	218,136	9,772,493
Coca-Cola Enterprises Inc.	8,970	470,746
Dr Pepper Snapple Group Inc.	7,440	676,370
PepsiCo Inc.	77,052	7,933,274

		19,192,131
BIOTECHNOLOGY — 3.00%
AbbVie Inc.	123,842	7,554,362
Amgen Inc.	40,596	6,426,347
Baxalta Inc.	7,983	334,887

		14,315,596
BUILDING PRODUCTS — 0.06%
AO Smith Corp.	2,004	154,749
Lennox International Inc.	917	123,749

		278,498
CAPITAL MARKETS — 2.00%
Ameriprise Financial Inc.	9,836	943,272
Bank of New York Mellon Corp. (The)	37,643	1,514,754
BlackRock Inc.[a]	6,395	2,278,730
Cohen & Steers Inc.	1,164	45,710
Eaton Vance Corp. NVS	7,528	259,942
Evercore Partners Inc. Class A	1,368	70,644
Franklin Resources Inc.	13,657	509,952
Invesco Ltd.	30,672	951,139
Janus Capital Group Inc.	7,532	109,967

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
Legg Mason Inc.	5,406	$173,587
SEI Investments Co.	3,460	166,357
State Street Corp.	18,303	1,140,277
T Rowe Price Group Inc.	13,864	1,043,821
TD Ameritrade Holding Corp.	11,458	341,792

		9,549,944
CHEMICALS — 3.62%
Air Products & Chemicals Inc.	8,934	1,303,381
Airgas Inc.	2,103	299,551
Albemarle Corp.	4,127	273,042
Ashland Inc.	1,991	222,196
Balchem Corp.	399	24,483
Celanese Corp. Series A	5,356	378,669
CF Industries Holdings Inc.	15,015	496,546
Dow Chemical Co. (The)	79,733	4,194,753
Eastman Chemical Co.	7,365	562,539
Ecolab Inc.	6,804	782,324
FMC Corp.	4,364	188,787
HB Fuller Co.	1,263	56,481
International Flavors & Fragrances Inc.	3,169	378,600
LyondellBasell Industries NV Class A	24,794	2,049,720
Monsanto Co.	20,461	1,916,786
NewMarket Corp.	330	134,000
PolyOne Corp.	2,711	97,542
PPG Industries Inc.	7,142	788,405
Praxair Inc.	14,267	1,675,802
RPM International Inc.	6,539	330,416
Scotts Miracle-Gro Co. (The) Class A	2,370	167,749
Sensient Technologies Corp.	1,699	114,258
Sherwin-Williams Co. (The)	1,818	522,329
Valspar Corp. (The)	2,401	256,163
Westlake Chemical Corp.	1,412	70,868

		17,285,390
COMMERCIAL SERVICES & SUPPLIES — 0.81%
ABM Industries Inc.	2,521	81,101
ADT Corp. (The)	6,803	285,590
Brady Corp. Class A	3,031	80,291
Cintas Corp.	2,158	193,745
G&K Services Inc. Class A	944	66,694
Healthcare Services Group Inc.	3,064	115,972
HNI Corp.	2,492	108,950
Interface Inc.	1,704	29,002
Matthews International Corp. Class A	812	42,744
MSA Safety Inc.	1,749	84,109
Republic Services Inc.	11,542	543,282

Security	Shares	Value
Rollins Inc.	2,932	$78,783
Steelcase Inc. Class A	5,324	81,244
Tyco International PLC	18,414	709,307
Waste Connections Inc.	2,104	141,557
Waste Management Inc.	21,055	1,237,824

		3,880,195
COMMUNICATIONS EQUIPMENT — 1.89%
Cisco Systems Inc.	291,001	7,999,617
Harris Corp.	5,956	476,540
Motorola Solutions Inc.	6,909	519,488

		8,995,645
CONSTRUCTION & ENGINEERING — 0.02%
Valmont Industries Inc.	565	79,315

		79,315
CONSUMER FINANCE — 0.22%
Discover Financial Services	18,580	1,045,497

		1,045,497
CONTAINERS & PACKAGING — 0.48%
AptarGroup Inc.	2,018	153,368
Avery Dennison Corp.	3,636	264,010
Bemis Co. Inc.	4,271	214,319
Packaging Corp. of America	7,166	464,930
Silgan Holdings Inc.	996	50,537
Sonoco Products Co.	6,056	283,966
WestRock Co.	20,342	851,312

		2,282,442
DISTRIBUTORS — 0.18%
Core-Mark Holding Co. Inc.	400	32,664
Genuine Parts Co.	7,451	715,073
Pool Corp.	1,162	101,570

		849,307
DIVERSIFIED CONSUMER SERVICES — 0.05%
DeVry Education Group Inc.	2,444	42,404
Service Corp. International/U.S.	7,454	198,798

		241,202
DIVERSIFIED FINANCIAL SERVICES — 0.63%
CBOE Holdings Inc.	2,351	145,668
CME Group Inc./IL	13,698	1,258,983
FactSet Research Systems Inc.	936	141,102
MarketAxess Holdings Inc.	635	77,953
Moody’s Corp.	5,225	500,137
Morningstar Inc.	419	34,861
S&P Global Inc.	7,797	833,109

		2,991,813

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.01%
Atlantic Tele-Network Inc.	564	$40,557

		40,557
ELECTRIC UTILITIES — 2.25%
ALLETE Inc.	3,247	182,449
Alliant Energy Corp.	7,158	504,782
American Electric Power Co. Inc.	32,487	2,062,925
Edison International	17,177	1,214,586
El Paso Electric Co.	2,133	96,198
Eversource Energy	19,032	1,074,166
Great Plains Energy Inc.	10,065	314,330
ITC Holdings Corp.	5,098	224,669
MGE Energy Inc.	1,758	87,636
NextEra Energy Inc.	26,265	3,088,239
Portland General Electric Co.	5,225	207,537
Westar Energy Inc.	8,810	454,684
Xcel Energy Inc.	30,342	1,214,590

		10,726,791
ELECTRICAL EQUIPMENT — 1.25%
AMETEK Inc.	3,579	172,114
Eaton Corp. PLC	32,743	2,071,650
Emerson Electric Co.	46,524	2,541,606
Hubbell Inc.	2,720	287,667
Regal Beloit Corp.	1,367	88,062
Rockwell Automation Inc.	6,879	780,560

		5,941,659
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.48%
AVX Corp.	3,118	41,220
Corning Inc.	60,019	1,120,555
FLIR Systems Inc.	3,950	119,329
Littelfuse Inc.	507	59,055
TE Connectivity Ltd.	15,760	937,405

		2,277,564
ENERGY EQUIPMENT & SERVICES — 1.20%
Core Laboratories NV	1,611	215,327
Oceaneering International Inc.	7,020	257,283
Schlumberger Ltd.	65,536	5,265,162

		5,737,772
FOOD & STAPLES RETAILING — 3.21%
Casey’s General Stores Inc.	649	72,688
Costco Wholesale Corp.	8,806	1,304,433
CVS Health Corp.	35,370	3,554,685
Kroger Co. (The)	20,602	729,105

Security	Shares	Value
Sysco Corp.	27,671	$1,274,803
Wal-Mart Stores Inc.	86,599	5,790,875
Walgreens Boots Alliance Inc.	28,914	2,292,302
Whole Foods Market Inc.	9,844	286,263

		15,305,154
FOOD PRODUCTS — 1.76%
Archer-Daniels-Midland Co.	37,870	1,512,528
B&G Foods Inc.	5,067	208,811
Bunge Ltd.	7,550	471,875
Flowers Foods Inc.	11,643	223,080
General Mills Inc.	32,970	2,022,380
Hershey Co. (The)	6,863	639,014
Hormel Foods Corp.	6,821	262,950
Ingredion Inc.	2,406	276,906
J&J Snack Foods Corp.	510	51,576
JM Smucker Co. (The)	4,874	618,900
Kellogg Co.	12,884	989,620
Lancaster Colony Corp.	712	82,948
McCormick & Co. Inc./MD	4,012	376,245
Mead Johnson Nutrition Co.	7,804	680,119

		8,416,952
GAS UTILITIES — 0.50%
AGL Resources Inc.	7,496	493,687
Atmos Energy Corp.	4,602	333,875
National Fuel Gas Co.	5,327	295,649
New Jersey Resources Corp.	4,732	168,838
Northwest Natural Gas Co.	2,097	108,079
Piedmont Natural Gas Co. Inc.	3,429	205,054
Southwest Gas Corp.	2,445	158,705
Spire Inc.	2,444	156,318
UGI Corp.	7,631	307,071
WGL Holdings Inc.	2,503	169,929

		2,397,205
HEALTH CARE EQUIPMENT & SUPPLIES — 2.35%
Abbott Laboratories	74,283	2,889,609
Baxter International Inc.	12,109	535,460
Becton Dickinson and Co.	7,280	1,173,973
Cantel Medical Corp.	147	9,847
CR Bard Inc.	691	146,609
Hill-Rom Holdings Inc.	1,765	85,338
Medtronic PLC	53,838	4,261,278
St. Jude Medical Inc.	11,458	873,099
STERIS PLC	2,431	171,799
Stryker Corp.	8,881	968,118
West Pharmaceutical Services Inc.	1,064	75,757

		11,190,887

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 1.77%
Aetna Inc.	6,086	$683,275
AmerisourceBergen Corp.	5,760	490,176
Anthem Inc.	9,290	1,307,753
Cardinal Health Inc.	11,778	924,102
Chemed Corp.	261	33,873
Humana Inc.	1,775	314,299
McKesson Corp.	3,061	513,697
Owens & Minor Inc.	3,296	119,941
Patterson Companies Inc.	3,210	139,154
UnitedHealth Group Inc.	29,883	3,934,994

		8,461,264
HOTELS, RESTAURANTS & LEISURE — 2.62%
Brinker International Inc.	48	2,223
Cracker Barrel Old Country Store Inc.	1,344	196,775
Darden Restaurants Inc.	6,546	407,488
Marriott International Inc./MD Class A	5,279	370,005
McDonald’s Corp.	51,012	6,452,508
Royal Caribbean Cruises Ltd.	808	62,539
Starbucks Corp.	39,337	2,211,920
Starwood Hotels & Resorts Worldwide Inc.	6,874	562,843
Texas Roadhouse Inc.	2,176	88,607
Vail Resorts Inc.	1,315	170,477
Wendy’s Co. (The)	10,601	115,127
Wyndham Worldwide Corp.	4,868	345,385
Yum! Brands Inc.	18,838	1,498,751

		12,484,648
HOUSEHOLD DURABLES — 0.33%
Harman International Industries Inc.	2,453	188,292
Leggett & Platt Inc.	7,142	352,029
Newell Brands Inc.	9,686	441,101
Whirlpool Corp.	3,381	588,767

		1,570,189
HOUSEHOLD PRODUCTS — 4.00%
Church & Dwight Co. Inc.	3,889	360,510
Clorox Co. (The)	6,128	767,410
Colgate-Palmolive Co.	38,045	2,698,151
Kimberly-Clark Corp.	18,354	2,297,737
Procter & Gamble Co. (The)	161,076	12,905,409
WD-40 Co.	429	43,887

		19,073,104
INDUSTRIAL CONGLOMERATES — 4.10%
3M Co.	31,915	5,341,933
Carlisle Companies Inc.	1,653	168,441

Security	Shares	Value
General Electric Co.	448,401	$13,788,331
Roper Technologies Inc.	1,359	239,306

		19,538,011
INSURANCE — 3.44%
Aflac Inc.	21,671	1,494,649
Allied World Assurance Co. Holdings AG	5,658	201,312
Allstate Corp. (The)	14,873	967,489
American Equity Investment Life Holding Co.	910	12,740
American Financial Group Inc./OH	2,349	162,339
AmTrust Financial Services Inc.	3,619	89,932
Arthur J Gallagher & Co.	12,127	558,327
Assurant Inc.	3,215	271,893
Axis Capital Holdings Ltd.	4,719	251,381
Brown & Brown Inc.	3,177	111,545
Chubb Ltd.	19,994	2,356,493
Cincinnati Financial Corp.	8,100	534,681
Endurance Specialty Holdings Ltd.	2,606	166,732
Erie Indemnity Co. Class A	1,577	148,853
First American Financial Corp.	5,799	208,880
Horace Mann Educators Corp.	2,163	67,269
Lincoln National Corp.	12,035	522,921
Marsh & McLennan Companies Inc.	21,296	1,344,842
Old Republic International Corp.	19,717	364,567
Primerica Inc.	1,445	71,614
Principal Financial Group Inc.	20,449	872,763
ProAssurance Corp.	2,584	123,334
Prudential Financial Inc.	33,801	2,624,310
Reinsurance Group of America Inc.	1,996	190,059
RenaissanceRe Holdings Ltd.	789	87,508
RLI Corp.	573	35,629
Torchmark Corp.	2,186	126,548
Travelers Companies Inc. (The)	12,367	1,359,133
Unum Group	10,999	376,276
Validus Holdings Ltd.	4,638	213,765
WR Berkley Corp.	1,714	95,984
XL Group PLC	12,591	412,104

		16,425,872
INTERNET & CATALOG RETAIL — 0.02%
HSN Inc.	1,780	94,393

		94,393
INTERNET SOFTWARE & SERVICES — 0.06%
IAC/InterActiveCorp	4,334	200,838
j2 Global Inc.	1,760	111,795

		312,633

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
IT SERVICES — 3.69%
Accenture PLC Class A	25,452	$2,874,040
Automatic Data Processing Inc.	21,487	1,900,310
Broadridge Financial Solutions Inc.	4,946	295,969
International Business Machines Corp.	62,219	9,080,241
Jack Henry & Associates Inc.	2,109	170,892
Paychex Inc.	19,857	1,034,947
Visa Inc. Class A	28,876	2,230,382

		17,586,781
LEISURE PRODUCTS — 0.14%
Hasbro Inc.	5,035	426,162
Polaris Industries Inc.	2,721	266,332

		692,494
LIFE SCIENCES TOOLS & SERVICES — 0.02%
Bio-Techne Corp.	1,124	104,734

		104,734
MACHINERY — 2.23%
Barnes Group Inc.	1,364	44,316
CLARCOR Inc.	1,770	104,023
Crane Co.	2,428	134,924
Cummins Inc.	11,848	1,386,571
Deere & Co.	16,559	1,392,777
Donaldson Co. Inc.	5,440	177,779
Dover Corp.	7,967	523,432
Flowserve Corp.	4,265	208,175
Franklin Electric Co. Inc.	1,008	31,843
Graco Inc.	1,709	133,969
Hillenbrand Inc.	3,468	105,115
IDEX Corp.	2,399	196,478
Illinois Tool Works Inc.	14,138	1,477,704
Ingersoll-Rand PLC	9,897	648,649
ITT Corp.	2,349	90,131
Kennametal Inc.	5,925	138,527
Lincoln Electric Holdings Inc.	2,772	173,721
Nordson Corp.	1,341	102,895
PACCAR Inc.	12,271	722,885
Parker-Hannifin Corp.	6,041	700,877
Pentair PLC	9,138	530,735
Snap-on Inc.	1,781	283,678
Stanley Black & Decker Inc.	6,437	720,429
Toro Co. (The)	1,618	139,876
Trinity Industries Inc.	6,926	135,126
Wabtec Corp./DE	866	71,817
Xylem Inc./NY	5,745	240,026

		10,616,478

Security	Shares	Value
MEDIA — 3.13%
CBS Corp. Class B NVS	9,242	$516,720
Comcast Corp. Class A	78,747	4,784,668
John Wiley & Sons Inc. Class A	2,480	122,983
Meredith Corp.	3,164	162,345
Omnicom Group Inc.	11,855	983,610
Scripps Networks Interactive Inc. Class A	2,818	175,702
Sinclair Broadcast Group Inc. Class A	3,082	98,840
Time Warner Inc.	35,315	2,653,569
Viacom Inc. Class A	1,044	45,863
Viacom Inc. Class B NVS	27,360	1,119,024
Walt Disney Co. (The)	41,532	4,288,594

		14,951,918
METALS & MINING — 0.43%
Compass Minerals International Inc.	2,530	189,649
Nucor Corp.	21,047	1,047,720
Reliance Steel & Aluminum Co.	3,491	258,229
Royal Gold Inc.	2,387	149,474
Steel Dynamics Inc.	12,488	314,822
Worthington Industries Inc.	2,005	75,689

		2,035,583
MULTI-UTILITIES — 2.10%
Avista Corp.	4,141	165,930
Black Hills Corp.	2,800	169,652
CMS Energy Corp.	15,989	650,432
Dominion Resources Inc./VA	40,819	2,917,334
DTE Energy Co.	11,441	1,020,080
NorthWestern Corp.	2,860	162,562
Public Service Enterprise Group Inc.	33,593	1,549,645
SCANA Corp.	8,898	611,204
Sempra Energy	12,702	1,312,752
Vectren Corp.	5,240	255,974
WEC Energy Group Inc.	20,621	1,200,348

		10,015,913
MULTILINE RETAIL — 0.83%
Dillard’s Inc. Class A	279	19,656
Kohl’s Corp.	13,239	586,488
Macy’s Inc.	19,187	759,613
Nordstrom Inc.	1,663	85,029
Target Corp.	31,661	2,517,049

		3,967,835
OIL, GAS & CONSUMABLE FUELS — 5.80%
California Resources Corp.	26,907	59,195
Cimarex Energy Co.	1,338	145,682

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)
iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
Devon Energy Corp.	41,003	$1,421,984
EOG Resources Inc.	9,691	800,670
Exxon Mobil Corp.	166,627	14,729,827
HollyFrontier Corp.	12,107	431,009
Marathon Petroleum Corp.	34,748	1,357,952
Occidental Petroleum Corp.	63,706	4,883,065
Phillips 66	23,202	1,905,116
Valero Energy Corp.	33,089	1,947,950

		27,682,450
PAPER & FOREST PRODUCTS — 0.04%
Domtar Corp.	5,318	205,488

		205,488
PERSONAL PRODUCTS — 0.15%
Estee Lauder Companies Inc. (The) Class A	5,594	536,297
Nu Skin Enterprises Inc. Class A	4,842	197,408

		733,705
PHARMACEUTICALS — 7.16%
Bristol-Myers Squibb Co.	73,647	5,315,840
Johnson & Johnson	125,909	14,111,881
Perrigo Co. PLC	15	1,450
Pfizer Inc.	449,824	14,713,743

		34,142,914
PROFESSIONAL SERVICES — 0.21%
CEB Inc.	1,685	103,948
Dun & Bradstreet Corp. (The)	1,357	149,826
Equifax Inc.	2,563	308,201
ManpowerGroup Inc.	2,841	218,842
Robert Half International Inc.	5,293	202,775

		983,592
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.01%
Jones Lang LaSalle Inc.	572	65,877

		65,877
ROAD & RAIL — 1.52%
CSX Corp.	52,866	1,441,656
JB Hunt Transport Services Inc.	1,988	164,765
Norfolk Southern Corp.	17,656	1,590,982
Ryder System Inc.	2,752	189,668
Union Pacific Corp.	44,225	3,857,747

		7,244,818
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.89%
Analog Devices Inc.	18,195	1,024,742
Broadcom Ltd.	8,727	1,271,960

Security	Shares	Value
KLA-Tencor Corp.	9,036	$631,978
Linear Technology Corp.	13,494	600,213
Maxim Integrated Products Inc.	19,363	691,646
Microchip Technology Inc.	11,705	568,746
MKS Instruments Inc.	2,106	75,521
QUALCOMM Inc.	105,078	5,308,541
Texas Instruments Inc.	53,157	3,032,075
Xilinx Inc.	13,181	567,838

		13,773,260
SOFTWARE — 3.66%
Activision Blizzard Inc.	7,184	247,632
Intuit Inc.	5,909	596,159
Microsoft Corp.	258,847	12,908,700
Oracle Corp.	93,523	3,727,827

		17,480,318
SPECIALTY RETAIL — 2.46%
Aaron’s Inc.	613	16,067
Best Buy Co. Inc.	14,424	462,722
Chico’s FAS Inc.	6,141	77,438
DSW Inc. Class A	4,207	103,366
Foot Locker Inc.	4,174	256,451
Gap Inc. (The)	1,224	28,372
Group 1 Automotive Inc.	634	41,743
Home Depot Inc. (The)	45,145	6,044,464
L Brands Inc.	190	14,875
Lithia Motors Inc. Class A	399	33,125
Lowe’s Companies Inc.	27,597	2,097,924
Monro Muffler Brake Inc.	566	39,178
Penske Automotive Group Inc.	2,143	83,856
Ross Stores Inc.	6,401	363,449
Signet Jewelers Ltd.	1,322	143,516
Tiffany & Co.	4,850	346,047
TJX Companies Inc. (The)	14,381	1,090,367
Tractor Supply Co.	2,492	235,893
Williams-Sonoma Inc.	4,022	236,413

		11,715,266
TEXTILES, APPAREL & LUXURY GOODS — 0.61%
Columbia Sportswear Co.	636	37,250
NIKE Inc. Class B	28,291	1,667,472
Oxford Industries Inc.	521	34,605
Ralph Lauren Corp.	2,371	221,001
VF Corp.	14,902	939,571

		2,899,899

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2016

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.07%
Northwest Bancshares Inc.	8,871	$124,371
Provident Financial Services Inc.	4,153	82,977
Washington Federal Inc.	4,872	118,341

		325,689
TOBACCO — 2.22%
Altria Group Inc.	133,910	8,397,496
Reynolds American Inc.	43,879	2,176,399

		10,573,895
TRADING COMPANIES & DISTRIBUTORS — 0.34%
Applied Industrial Technologies Inc.	2,080	95,326
Fastenal Co.	14,004	655,247
GATX Corp.	2,702	124,130
MSC Industrial Direct Co. Inc. Class A	2,339	181,273
WW Grainger Inc.	2,350	551,122

		1,607,098
WATER UTILITIES — 0.17%
American States Water Co.	1,751	72,999
American Water Works Co. Inc.	6,710	488,220
Aqua America Inc.	7,543	238,811

		800,030
WIRELESS TELECOMMUNICATION SERVICES — 0.02%
Telephone & Data Systems Inc.	3,832	113,312

		113,312

TOTAL COMMON STOCKS
(Cost: $449,886,148)		476,005,629

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[a,b]	425,968	$425,968

		425,968

TOTAL SHORT-TERM INVESTMENTS
(Cost: $425,968)		425,968

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $450,312,116)		476,431,597
Other Assets, Less Liabilities — 0.11%		523,518

NET ASSETS — 100.00%		$476,955,115

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Open futures contracts as of April 30, 2016 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	8	Jun. 2016	Chicago Mercantile	$823,640	$3,869

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.74%

AEROSPACE & DEFENSE — 1.43%
Lockheed Martin Corp.	313,121	$72,763,058

		72,763,058
AIR FREIGHT & LOGISTICS — 1.75%
United Parcel Service Inc. Class B	843,822	88,660,377

		88,660,377
BANKS — 5.75%
FirstMerit Corp.	238,011	5,274,324
Park National Corp.	27,816	2,553,509
People’s United Financial Inc.	561,615	8,705,032
Wells Fargo & Co.	5,514,508	275,615,110

		292,147,975
BEVERAGES — 3.94%
Coca-Cola Co. (The)	4,459,954	199,805,939

		199,805,939
CAPITAL MARKETS — 0.81%
Cohen & Steers Inc.	40,848	1,604,101
Eaton Vance Corp. NVS	172,368	5,951,867
Federated Investors Inc. Class B	144,192	4,556,467
Invesco Ltd.	638,248	19,792,071
NorthStar Asset Management Group Inc./New York	338,891	4,215,804
Waddell & Reed Financial Inc. Class A	253,022	5,146,467

		41,266,777
COMMERCIAL SERVICES & SUPPLIES — 0.13%
KAR Auction Services Inc.	171,843	6,461,297

		6,461,297
COMMUNICATIONS EQUIPMENT — 3.22%
Cisco Systems Inc.	5,952,434	163,632,411

		163,632,411
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.85%
Verizon Communications Inc.	6,826,004	347,716,644

		347,716,644
ELECTRIC UTILITIES — 3.61%
Alliant Energy Corp.	154,177	10,872,562
American Electric Power Co. Inc.	672,001	42,672,064
IDACORP Inc.	61,646	4,483,514
Pinnacle West Capital Corp.	160,283	11,644,560
Southern Co. (The)	1,560,325	78,172,282
Westar Energy Inc.	192,661	9,943,234
Xcel Energy Inc.	631,960	25,297,359

		183,085,575

Security	Shares	Value
ELECTRICAL EQUIPMENT — 1.87%
Eaton Corp. PLC	677,268	$42,850,746
Emerson Electric Co.	957,350	52,300,031

		95,150,777
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.03%
AVX Corp.	109,368	1,445,845

		1,445,845
ENERGY EQUIPMENT & SERVICES — 0.03%
Frank’s International NV	87,372	1,454,744

		1,454,744
FOOD PRODUCTS — 0.82%
General Mills Inc.	679,198	41,662,005

		41,662,005
GAS UTILITIES — 0.13%
National Fuel Gas Co.	116,531	6,467,470

		6,467,470
HOTELS, RESTAURANTS & LEISURE — 2.78%
McDonald’s Corp.	1,044,271	132,089,839
Six Flags Entertainment Corp.	154,507	9,278,145

		141,367,984
HOUSEHOLD PRODUCTS — 5.19%
Procter & Gamble Co. (The)	3,291,669	263,728,520

		263,728,520
INSURANCE — 0.72%
American National Insurance Co.	14,344	1,665,625
Arthur J Gallagher & Co.	261,337	12,031,956
Cincinnati Financial Corp.	173,978	11,484,288
Horace Mann Educators Corp.	64,212	1,996,993
Mercury General Corp.	31,910	1,688,039
Old Republic International Corp.	420,416	7,773,492

		36,640,393
IT SERVICES — 4.34%
International Business Machines Corp.	1,272,516	185,710,985
Paychex Inc.	412,048	21,475,942
Western Union Co. (The)	657,928	13,158,560

		220,345,487
LEISURE PRODUCTS — 0.38%
Mattel Inc.	618,713	19,235,787

		19,235,787
MACHINERY — 0.57%
Cummins Inc.	245,507	28,731,684

		28,731,684

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2016

Security	Shares	Value
METALS & MINING — 0.09%
Compass Minerals International Inc.	59,727	$4,477,136

		4,477,136
MULTI-UTILITIES — 3.37%
CMS Energy Corp.	339,762	13,821,518
Dominion Resources Inc./VA	838,210	59,906,869
DTE Energy Co.	237,352	21,162,304
NorthWestern Corp.	67,547	3,839,371
Public Service Enterprise Group Inc.	693,292	31,981,560
SCANA Corp.	190,068	13,055,771
Sempra Energy	264,374	27,323,053

		171,090,446
OIL, GAS & CONSUMABLE FUELS — 21.12%
Chevron Corp.	3,370,356	344,382,976
Exxon Mobil Corp.	5,708,276	504,611,599
HollyFrontier Corp.	262,904	9,359,382
Marathon Petroleum Corp.	723,373	28,269,417
Occidental Petroleum Corp.	1,305,927	100,099,305
Spectra Energy Corp.	1,445,189	45,191,060
Valero Energy Corp.	683,390	40,231,169

		1,072,144,908
PHARMACEUTICALS — 16.84%
Johnson & Johnson	3,007,201	337,047,088
Merck & Co. Inc.	3,789,473	207,814,699
Pfizer Inc.	9,474,088	309,897,419

		854,759,206
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.69%
Analog Devices Inc.	377,636	21,268,460
Intel Corp.	6,185,706	187,303,178
Intersil Corp. Class A	230,371	2,693,037
Maxim Integrated Products Inc.	411,756	14,707,924
Microchip Technology Inc.	250,731	12,183,019

		238,155,618
SOFTWARE — 0.23%
CA Inc.	400,876	11,889,982

		11,889,982

Security	Shares	Value
SPECIALTY RETAIL — 0.16%
Buckle Inc. (The)	51,755	$1,497,790
Gap Inc. (The)	289,968	6,721,458

		8,219,248
TEXTILES, APPAREL & LUXURY GOODS — 0.31%
Coach Inc.	389,074	15,668,010

		15,668,010
THRIFTS & MORTGAGE FINANCE — 0.26%
New York Community Bancorp. Inc.	863,140	12,972,994

		12,972,994
TOBACCO — 8.32%
Altria Group Inc.	2,738,646	171,740,491
Philip Morris International Inc.	2,556,828	250,875,963

		422,616,454

TOTAL COMMON STOCKS
(Cost: $4,822,578,553)		5,063,764,751

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[a,b]	6,602,318	6,602,318

		6,602,318

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,602,318)		6,602,318

TOTAL INVESTMENTS IN SECURITIES — 99.87%
(Cost: $4,829,180,871)		5,070,367,069
Other Assets, Less Liabilities — 0.13%		6,585,765

NET ASSETS — 100.00%		$5,076,952,834

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Open futures contracts as of April 30, 2016 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	116	Jun. 2016	Chicago Mercantile	$11,942,780	$301,020

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.29%

AUSTRALIA — 19.85%
ALS Ltd.	1,171,926	$4,185,584
Amcor Ltd./Australia	1,087,565	12,781,622
APA Group	1,325,982	8,854,330
AusNet Services	1,584,576	1,856,229
Australia & New Zealand Banking Group Ltd.	1,975,218	36,584,308
Bendigo & Adelaide Bank Ltd.	2,092,594	14,883,701
Commonwealth Bank of Australia	1,522,220	85,836,722
Flight Centre Travel Group Ltd.	1,016,036	30,480,506
Macquarie Group Ltd.	1,347,990	65,323,648
National Australia Bank Ltd.	1,989,890	41,290,326
Orica Ltd.	1,705,620	19,915,158
Primary Health Care Ltd.	1,305,507	3,457,154
Rio Tinto Ltd.	1,859,676	73,160,387
Santos Ltd.	1,331,484	4,877,387
Suncorp Group Ltd.	1,584,576	15,115,869
Sydney Airport	1,089,287	5,661,082
Tatts Group Ltd.	1,318,646	3,793,845
Telstra Corp. Ltd.	1,736,798	7,104,346
Wesfarmers Ltd.	1,335,152	43,579,275
Westpac Banking Corp.	1,582,742	37,504,361
Woodside Petroleum Ltd.	1,248,954	27,011,974

		543,257,814
AUSTRIA — 0.97%
Oesterreichische Post AG	680,414	26,582,325

		26,582,325
BELGIUM — 0.87%
Proximus SADP	704,256	23,694,439

		23,694,439
CANADA — 9.75%
Bank of Montreal	634,564	41,409,278
Bank of Nova Scotia (The)	684,082	35,935,331
Canadian Imperial Bank of Commerce/Canada	724,430	58,609,082
Crescent Point Energy Corp.	1,017,870	17,178,486
Emera Inc.	592,382	21,503,760
IGM Financial Inc.	917,000	28,917,052
National Bank of Canada	777,616	27,836,741
Potash Corp. of Saskatchewan Inc.	812,463	14,399,392
Russel Metals Inc.	1,182,930	21,097,442

		266,886,564

Security	Shares	Value
DENMARK — 0.80%
Tryg A/S	1,153,586	$21,781,851

		21,781,851
FINLAND — 6.44%
Elisa OYJ	909,664	33,975,809
Fortum OYJ	1,760,640	26,537,772
Konecranes OYJ	1,067,388	24,487,320
Metso OYJ	1,010,534	24,294,131
Nokian Renkaat OYJ	1,072,890	39,593,030
Stora Enso OYJ Class R	905,999	7,907,163
UPM-Kymmene OYJ	1,025,206	19,585,975

		176,381,200
FRANCE — 8.22%
Bouygues SA	682,248	22,754,728
Casino Guichard Perrachon SA	1,028,874	61,230,716
CNP Assurances	867,482	14,769,418
Engie SA	1,137,080	18,753,896
Lagardere SCA	797,790	21,171,548
Orange SA	566,706	9,398,626
Total SA	893,158	44,939,424
Vivendi SA	1,663,438	31,931,450

		224,949,806
GERMANY — 1.52%
Freenet AG	605,220	18,487,334
ProSiebenSat.1 Media SE Registered	454,832	23,192,319

		41,679,653
HONG KONG — 4.67%
CLP Holdings Ltd.	3,668,000	33,927,061
New World Development Co. Ltd.	9,170,000	9,149,667
SJM Holdings Ltd.	5,502,000	3,702,424
Television Broadcasts Ltd.	4,226,600	15,800,985
VTech Holdings Ltd.[a]	6,310,800	65,245,986

		127,826,123
ITALY — 3.40%
Enel SpA	2,006,396	9,095,581
Eni SpA	3,303,034	53,720,419
Snam SpA	2,793,182	17,051,573
Terna Rete Elettrica Nazionale SpA	2,351,188	13,259,996

		93,127,569
NETHERLANDS — 0.97%
Aegon NV	4,636,352	26,614,938

		26,614,938

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2016

Security	Shares	Value
NEW ZEALAND — 4.87%
Fletcher Building Ltd.	7,689,962	$44,845,888
Sky Network Television Ltd.	10,853,612	40,451,430
SKYCITY Entertainment Group Ltd.	6,514,368	22,274,785
Spark New Zealand Ltd.	9,962,288	25,844,336

		133,416,439
NORWAY — 1.05%
Statoil ASA	1,630,426	28,812,660

		28,812,660
PORTUGAL — 1.19%
EDP – Energias de Portugal SA	9,192,008	32,679,102

		32,679,102
SINGAPORE — 1.95%
Keppel Corp. Ltd.	8,034,000	32,278,264
StarHub Ltd.	8,619,800	21,228,033

		53,506,297
SPAIN — 4.38%
Ferrovial SA	1,557,066	33,509,797
Gas Natural SDG SA	2,180,626	45,368,518
Mapfre SA	2,861,040	7,258,312
Telefonica SA	3,086,622	33,662,753

		119,799,380
SWEDEN — 4.27%
Nordea Bank AB	2,787,680	27,086,446
Skandinaviska Enskilda Banken AB Class A	2,459,394	23,513,455
Swedbank AB Class A	2,420,880	52,265,382
Telia Co. AB	2,932,566	14,018,649

		116,883,932
SWITZERLAND — 4.11%
Swiss Prime Site AG Registered	99,036	8,684,377
Swiss Re AG	192,570	17,097,243
Swisscom AG Registered	95,368	48,405,354
Zurich Insurance Group AG	170,562	38,205,176

		112,392,150
UNITED KINGDOM — 20.01%
Aberdeen Asset Management PLC	2,534,588	11,090,493
Amec Foster Wheeler PLC	2,158,618	15,617,916
Ashmore Group PLC	2,259,347	10,164,149
AstraZeneca PLC	1,610,252	92,656,010
BAE Systems PLC	1,476,370	10,322,738
BP PLC	2,617,118	14,328,897

Security	Shares	Value
British American Tobacco PLC	1,318,646	$80,551,298
Carillion PLC[a]	2,296,168	9,889,157
Dairy Crest Group PLC	1,302,140	10,777,410
GlaxoSmithKline PLC	1,997,226	42,686,522
HSBC Holdings PLC	2,705,150	17,931,565
Legal & General Group PLC	1,788,151	5,844,025
National Grid PLC	1,542,394	22,025,162
Old Mutual PLC	1,621,256	4,405,587
Phoenix Group Holdings	2,164,120	27,263,905
Royal Dutch Shell PLC Class A	3,557,960	93,727,471
SSE PLC	2,099,930	46,450,461
Taylor Wimpey PLC	2,191,630	5,916,990
United Utilities Group PLC	1,480,038	20,369,385
Vodafone Group PLC	1,757,029	5,641,931

		547,661,072

TOTAL COMMON STOCKS
(Cost: $2,961,443,274)		2,717,933,314

SHORT-TERM INVESTMENTS — 0.28%

MONEY MARKET FUNDS — 0.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[b,c,d]	7,104,221	7,104,221
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[b,c,d]	387,624	387,624
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	327,801	327,801

		7,819,646

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,819,646)		7,819,646

TOTAL INVESTMENTS IN SECURITIES — 99.57%
(Cost: $2,969,262,920)		2,725,752,960
Other Assets, Less Liabilities — 0.43%		11,637,977

NET ASSETS — 100.00%		$2,737,390,937

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® SELECT DIVIDEND ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 3.81%
Lockheed Martin Corp.	2,403,053	$558,421,456

		558,421,456
BANKS — 5.58%
Bank of Hawaii Corp.	2,132,779	145,903,412
BB&T Corp.	2,544,024	90,007,569
First Niagara Financial Group Inc.	2,645,829	27,939,954
FirstMerit Corp.	2,579,671	57,165,509
FNB Corp./PA	2,906,963	38,430,051
PacWest Bancorp.	4,497,940	179,827,641
People’s United Financial Inc.	3,427,512	53,126,436
Trustmark Corp.	3,183,310	78,022,928
United Bankshares Inc./WV	2,874,248	111,204,655
Valley National Bancorp.	3,694,998	34,954,681

		816,582,836
BEVERAGES — 0.75%
Coca-Cola Co. (The)	2,462,277	110,310,010

		110,310,010
CAPITAL MARKETS — 1.42%
Federated Investors Inc. Class B	2,860,769	90,400,300
Waddell & Reed Financial Inc. Class Aa	5,768,975	117,340,952

		207,741,252
CHEMICALS — 0.97%
Huntsman Corp.	3,304,330	52,010,154
Olin Corp.	4,148,460	90,394,944

		142,405,098
COMMERCIAL SERVICES & SUPPLIES — 1.94%
Pitney Bowes Inc.	2,982,844	62,550,239
RR Donnelley & Sons Co.	5,184,635	90,212,649
Waste Management Inc.	2,241,512	131,778,490

		284,541,378
CONTAINERS & PACKAGING — 4.18%
International Paper Co.	3,597,893	155,680,830
Packaging Corp. of America	3,151,522	204,470,748
Sonoco Products Co.	2,400,653	112,566,619
WestRock Co.	3,320,579	138,966,231

		611,684,428
DISTRIBUTORS — 1.45%
Genuine Parts Co.	2,206,158	211,724,983

		211,724,983

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 2.79%
CME Group Inc./IL	4,447,497	$408,769,449

		408,769,449
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.20%
AT&T Inc.	3,983,835	154,652,475
CenturyLink Inc.	5,398,531	167,084,534

		321,737,009
ELECTRIC UTILITIES — 15.82%
Alliant Energy Corp.	2,614,494	184,374,117
American Electric Power Co. Inc.	2,745,234	174,322,359
Edison International	2,169,270	153,389,082
Entergy Corp.	3,560,338	267,666,211
Eversource Energy	2,466,606	139,215,243
Exelon Corp.	2,860,052	100,359,225
FirstEnergy Corp.	3,170,028	103,311,213
Great Plains Energy Inc.	2,708,044	84,572,214
IDACORP Inc.	2,177,453	158,366,157
NextEra Energy Inc.	2,358,680	277,333,594
OGE Energy Corp.	3,286,455	97,246,203
PG&E Corp.	2,503,946	145,729,657
Pinnacle West Capital Corp.	2,784,893	202,322,476
PPL Corp.	3,285,496	123,666,069
Xcel Energy Inc.	2,632,200	105,366,966

		2,317,240,786
ELECTRICAL EQUIPMENT — 2.44%
Eaton Corp. PLC	3,068,123	194,120,142
Emerson Electric Co.	2,990,981	163,397,292

		357,517,434
ENERGY EQUIPMENT & SERVICES — 3.03%
Helmerich & Payne Inc.	3,482,871	230,287,431
National Oilwell Varco Inc.	4,620,987	166,540,371
Noble Corp. PLC	4,171,459	46,845,485

		443,673,287
FOOD & STAPLES RETAILING — 0.68%
Sysco Corp.	2,169,805	99,962,916

		99,962,916
FOOD PRODUCTS — 0.96%
General Mills Inc.	2,294,819	140,764,197

		140,764,197
GAS UTILITIES — 2.16%
AGL Resources Inc.	2,580,150	169,928,679
New Jersey Resources Corp.	2,145,368	76,546,730
Questar Corp.	2,780,131	69,697,884

		316,173,293

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2016

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.03%
Darden Restaurants Inc.	2,354,857	$146,589,848
McDonald’s Corp.	2,344,714	296,582,874

		443,172,722
HOUSEHOLD DURABLES — 3.51%
Garmin Ltd.	4,093,728	174,515,625
Leggett & Platt Inc.	2,181,167	107,509,721
Tupperware Brands Corp.[a]	3,997,321	232,124,431

		514,149,777
HOUSEHOLD PRODUCTS — 1.88%
Kimberly-Clark Corp.	2,197,281	275,077,608

		275,077,608
INDUSTRIAL CONGLOMERATES — 0.51%
General Electric Co.	2,413,152	74,204,424

		74,204,424
INSURANCE — 3.68%
Arthur J Gallagher & Co.	2,915,275	134,219,261
Cincinnati Financial Corp.	2,364,516	156,081,701
Mercury General Corp.[a]	3,548,723	187,727,447
Old Republic International Corp.	3,279,060	60,629,819

		538,658,228
LEISURE PRODUCTS — 0.76%
Mattel Inc.	3,599,465	111,907,367

		111,907,367
MACHINERY — 3.23%
Caterpillar Inc.	3,376,958	262,457,176
PACCAR Inc.	3,561,356	209,799,482

		472,256,658
MEDIA — 1.81%
Cinemark Holdings Inc.	2,550,086	88,360,480
Meredith Corp.[a]	3,452,406	177,142,952

		265,503,432
METALS & MINING — 0.29%
Commercial Metals Co.	2,375,763	42,573,673

		42,573,673
MULTI-UTILITIES — 12.81%
Avista Corp.	2,736,205	109,639,734
Black Hills Corp.	2,261,650	137,033,374
CenterPoint Energy Inc.	4,069,231	87,285,005
CMS Energy Corp.	2,389,440	97,202,419
Dominion Resources Inc./VA	3,060,214	218,713,495
DTE Energy Co.	2,616,817	233,315,404
NiSource Inc.	2,160,809	49,071,972

Security	Shares	Value
NorthWestern Corp.[a]	2,562,768	$145,667,733
Public Service Enterprise Group Inc.	2,875,281	132,636,713
SCANA Corp.	2,720,993	186,905,009
Sempra Energy	2,406,941	248,757,352
TECO Energy Inc.	2,640,782	73,334,516
WEC Energy Group Inc.	2,686,533	156,383,086

		1,875,945,812
OIL, GAS & CONSUMABLE FUELS — 7.50%
Chevron Corp.	3,633,390	371,259,790
ConocoPhillips	2,018,331	96,456,038
HollyFrontier Corp.	2,841,658	101,163,025
Occidental Petroleum Corp.	3,454,610	264,795,857
ONEOK Inc.	7,323,307	264,737,548

		1,098,412,258
PAPER & FOREST PRODUCTS — 0.93%
Domtar Corp.[a]	3,514,204	135,788,843

		135,788,843
PERSONAL PRODUCTS — 0.92%
Nu Skin Enterprises Inc. Class Aa	3,316,745	135,223,694

		135,223,694
PHARMACEUTICALS — 2.87%
Eli Lilly & Co.	2,186,026	165,110,544
Merck & Co. Inc.	2,769,325	151,869,783
Pfizer Inc.	3,180,076	104,020,286

		421,000,613
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.55%
Intel Corp.	2,655,757	80,416,322

		80,416,322
SPECIALTY RETAIL — 0.68%
Guess? Inc.	3,204,549	58,803,474
Staples Inc.	3,946,193	40,251,169

		99,054,643
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.86%
Seagate Technology PLC	5,804,738	126,369,146

		126,369,146
THRIFTS & MORTGAGE FINANCE — 0.35%
New York Community Bancorp. Inc.	3,451,839	51,881,140

		51,881,140

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2016

Security	Shares	Value
TOBACCO — 3.46%
Altria Group Inc.	2,835,447	$177,810,881
Philip Morris International Inc.	3,348,532	328,557,960

		506,368,841

TOTAL COMMON STOCKS
(Cost: $12,163,541,246)		14,617,215,013

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[a,b]	12,328,464	12,328,464

		12,328,464

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,328,464)		12,328,464

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $12,175,869,710)		14,629,543,477
Other Assets, Less Liabilities — 0.11%		15,816,707

NET ASSETS — 100.00%		$14,645,360,184

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Open futures contracts as of April 30, 2016 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	258	Jun. 2016	Chicago Mercantile	$26,562,390	$582,549

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2016

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$445,704,981	$4,822,578,553	$2,961,443,274
Affiliated (Note 2)	4,607,135	6,602,318	7,819,646

Total cost of investments	$450,312,116	$4,829,180,871	$2,969,262,920

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$471,713,050	$5,063,764,751	$2,717,933,314
Affiliated (Note 2)	4,718,547	6,602,318	7,819,646

Total fair value of investments	476,431,597	5,070,367,069	2,725,752,960
Foreign currency, at value[b]	—	—	11,323,069
Cash	—	433	—
Cash pledged to broker	36,400	522,600	—
Receivables:
Dividends and interest	537,591	6,558,144	6,396,039
Capital shares sold	—	66,325	—
Tax reclaims	—	—	2,494,815

Total Assets	477,005,588	5,077,514,571	2,745,966,883

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	—	—	7,491,845
Futures variation margin	5,320	77,140	—
Investment advisory fees (Note 2)	45,153	484,597	1,084,101

Total Liabilities	50,473	561,737	8,575,946

NET ASSETS	$476,955,115	$5,076,952,834	$2,737,390,937

Net assets consist of:
Paid-in capital	$461,439,255	$5,044,386,408	$3,485,144,618
Undistributed net investment income	523,910	6,373,191	8,099,285
Accumulated net realized loss	(11,131,400)	(215,293,983)	(512,468,454)
Net unrealized appreciation (depreciation)	26,123,350	241,487,218	(243,384,512)

NET ASSETS	$476,955,115	$5,076,952,834	$2,737,390,937

Shares outstanding[c]	17,850,000	64,400,000	91,700,000

Net asset value per share	$26.72	$78.83	$29.85

[a]	Securities on loan with values of $ —, $ — and $7,033,391, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $11,203,211, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

iShares Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$11,071,512,017
Affiliated (Note 2)	1,104,357,693

Total cost of investments	$12,175,869,710

Investments in securities, at fair value (Note 1):
Unaffiliated	$13,486,198,961
Affiliated (Note 2)	1,143,344,516

Total fair value of investments	14,629,543,477
Cash pledged to broker	639,200
Receivables:
Dividends and interest	19,118,776
Capital shares sold	810,825

Total Assets	14,650,112,278

LIABILITIES
Payables:
Futures variation margin	75,597
Investment advisory fees (Note 2)	4,676,497

Total Liabilities	4,752,094

NET ASSETS	$14,645,360,184

Net assets consist of:
Paid-in capital	$13,736,610,741
Undistributed net investment income	892,611
Accumulated net realized loss	(1,546,399,484)
Net unrealized appreciation	2,454,256,316

NET ASSETS	$14,645,360,184

Shares outstanding[a]	178,500,000

Net asset value per share	$82.05

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2016

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$7,427,228	$165,230,455	$166,167,738
Dividends — affiliated (Note 2)	60,790	5,759	9,367,927
Interest — unaffiliated	15	342	—
Securities lending income — affiliated — net (Note 2)	169	12,966	445,854

Total investment income	7,488,202	165,249,522	175,981,519

EXPENSES
Investment advisory fees (Note 2)	330,450	5,293,214	16,078,082

Total expenses	330,450	5,293,214	16,078,082
Less investment advisory fees waived (Note 2)	(61,599)	—	—

Net expenses	268,851	5,293,214	16,078,082

Net investment income	7,219,351	159,956,308	159,903,437

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,592,485)	(181,039,943)	(207,564,216)
Investments — affiliated (Note 2)	(78,692)	—	(111,027,195)
In-kind redemptions — unaffiliated	1,623,952	118,278,578	10,833,896
In-kind redemptions — affiliated (Note 2)	5,186	—	(12,167,037)
Futures contracts	20,935	1,040,691	—
Foreign currency transactions	—	—	(536,511)

Net realized loss	(9,021,104)	(61,720,674)	(320,461,063)

Net change in unrealized appreciation/depreciation on:
Investments	23,411,684	164,929,977	(346,917,534)
Futures contracts	(3,173)	269,619	—
Translation of assets and liabilities in foreign currencies	—	—	(17,277)

Net change in unrealized appreciation/depreciation	23,408,511	165,199,596	(346,934,811)

Net realized and unrealized gain (loss)	14,387,407	103,478,922	(667,395,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,606,758	$263,435,230	$(507,492,437)

[a]	Net of foreign withholding tax of $267, $9,230 and $11,955,096, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

iShares Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$456,403,111
Dividends — affiliated (Note 2)	56,496,776
Interest — unaffiliated	992
Securities lending income — affiliated — net (Note 2)	148,446

Total investment income	513,049,325

EXPENSES
Investment advisory fees (Note 2)	53,827,179

Total expenses	53,827,179

Net investment income	459,222,146

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	143,294,338
Investments — affiliated (Note 2)	3,180,095
In-kind redemptions — unaffiliated	734,813,071
In-kind redemptions — affiliated (Note 2)	39,022,945
Futures contracts	873,877

Net realized gain	921,184,326

Net change in unrealized appreciation/depreciation on:
Investments	(299,946,696)
Futures contracts	322,520

Net change in unrealized appreciation/depreciation	(299,624,176)

Net realized and unrealized gain	621,560,150

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,080,782,296

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year ended April 30, 2016	Period from June 10, 2014[a] to April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,219,351	$2,193,259	$159,956,308	$168,393,493
Net realized gain (loss)	(9,021,104)	3,674,826	(61,720,674)	426,639,122
Net change in unrealized appreciation/depreciation	23,408,511	2,714,839	165,199,596	(230,857,166)

Net increase in net assets resulting from operations	21,606,758	8,582,924	263,435,230	364,175,449

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,924,753)	(1,963,947)	(167,183,051)	(160,579,515)

Total distributions to shareholders	(6,924,753)	(1,963,947)	(167,183,051)	(160,579,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	313,360,709	208,188,682	1,368,869,927	4,343,976,218
Cost of shares redeemed	(19,714,275)	(46,180,983)	(1,246,387,730)	(3,231,652,468)

Net increase in net assets from capital share transactions	293,646,434	162,007,699	122,482,197	1,112,323,750

INCREASE IN NET ASSETS	308,328,439	168,626,676	218,734,376	1,315,919,684

NET ASSETS
Beginning of period	168,626,676	—	4,858,218,458	3,542,298,774

End of period	$476,955,115	$168,626,676	$5,076,952,834	$4,858,218,458

Undistributed net investment income included in net assets at end of period	$523,910	$229,312	$6,373,191	$13,599,934

SHARES ISSUED AND REDEEMED
Shares sold	12,250,000	8,150,000	18,050,000	57,300,000
Shares redeemed	(800,000)	(1,750,000)	(16,600,000)	(42,350,000)

Net increase in shares outstanding	11,450,000	6,400,000	1,450,000	14,950,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$159,903,437	$191,999,395	$459,222,146	$463,209,268
Net realized gain (loss)	(320,461,063)	(161,811,110)	921,184,326	857,856,722
Net change in unrealized appreciation/depreciation	(346,934,811)	(378,733,098)	(299,624,176)	(198,294,554)

Net increase (decrease) in net assets resulting from operations	(507,492,437)	(348,544,813)	1,080,782,296	1,122,771,436

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(168,115,003)	(202,564,966)	(471,155,295)	(458,102,906)
From net realized gain	—	(13,140,094)	—	—

Total distributions to shareholders	(168,115,003)	(215,705,060)	(471,155,295)	(458,102,906)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	163,062,320	1,595,593,289	1,822,518,831	2,261,601,116
Cost of shares redeemed	(1,362,620,494)	(163,398,302)	(2,639,890,148)	(1,640,991,102)

Net increase (decrease) in net assets from capital share transactions	(1,199,558,174)	1,432,194,987	(817,371,317)	620,610,014

INCREASE (DECREASE) IN NET ASSETS	(1,875,165,614)	867,945,114	(207,744,316)	1,285,278,544

NET ASSETS
Beginning of year	4,612,556,551	3,744,611,437	14,853,104,500	13,567,825,956

End of year	$2,737,390,937	$4,612,556,551	$14,645,360,184	$14,853,104,500

Undistributed net investment income included in net assets at end of year	$8,099,285	$16,847,362	$892,611	$12,825,760

SHARES ISSUED AND REDEEMED
Shares sold	5,400,000	42,000,000	23,000,000	29,200,000
Shares redeemed	(45,150,000)	(4,800,000)	(34,150,000)	(20,900,000)

Net increase (decrease) in shares outstanding	(39,750,000)	37,200,000	(11,150,000)	8,300,000

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core Dividend Growth ETF

	Year ended Apr. 30, 2016	Period from Jun. 10, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$26.35	$24.96

Income from investment operations:
Net investment income[b]	0.67	0.53
Net realized and unrealized gain[c]	0.34	1.29

Total from investment operations	1.01	1.82

Less distributions from:
Net investment income	(0.64)	(0.43)

Total distributions	(0.64)	(0.43)

Net asset value, end of period	$26.72	$26.35

Total return	3.95%	7.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$476,955	$168,627
Ratio of expenses to average net assets[e]	0.10%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	0.12%
Ratio of net investment income to average net assets[e]	2.62%	2.31%
Portfolio turnover rate[f]	45%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$77.18	$73.80	$68.58	$57.95	$52.88

Income from investment operations:
Net investment income[a]	2.70	2.71	2.27	2.11	2.10
Net realized and unrealized gain[b]	1.79	3.27	5.21	10.63	4.41

Total from investment operations	4.49	5.98	7.48	12.74	6.51

Less distributions from:
Net investment income	(2.84)	(2.60)	(2.26)	(2.11)	(1.44)

Total distributions	(2.84)	(2.60)	(2.26)	(2.11)	(1.44)

Net asset value, end of year	$78.83	$77.18	$73.80	$68.58	$57.95

Total return	6.12%	8.21%	11.20%	22.49%	12.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,076,953	$4,858,218	$3,542,299	$3,518,312	$1,445,926
Ratio of expenses to average net assets	0.12%	0.14%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.63%	3.57%	3.29%	3.45%	3.82%
Portfolio turnover rate[c]	74%	63%	47%	43%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$35.09	$39.73	$36.07	$31.73	$37.94

Income from investment operations:
Net investment income[a]	1.51	1.61	1.93	1.70	1.61
Net realized and unrealized gain (loss)[b]	(5.18)	(4.40)	3.56	4.29	(6.19)

Total from investment operations	(3.67)	(2.79)	5.49	5.99	(4.58)

Less distributions from:
Net investment income	(1.57)	(1.74)	(1.83)	(1.65)	(1.63)
Net realized gain	—	(0.11)	—	—	—

Total distributions	(1.57)	(1.85)	(1.83)	(1.65)	(1.63)

Net asset value, end of year	$29.85	$35.09	$39.73	$36.07	$31.73

Total return	(10.37)%	(7.20)%	16.20%	19.76%	(11.95)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,737,391	$4,612,557	$3,744,611	$2,059,371	$945,494
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.97%	4.42%	5.27%	5.21%	5.07%
Portfolio turnover rate[c]	27%	53%	55%	24%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$78.32	$74.82	$65.47	$56.70	$53.65

Income from investment operations:
Net investment income[a]	2.57	2.43	2.18	2.17	1.94
Net realized and unrealized gain[b]	3.78	3.47	9.40	8.78	3.00

Total from investment operations	6.35	5.90	11.58	10.95	4.94

Less distributions from:
Net investment income	(2.62)	(2.40)	(2.23)	(2.18)	(1.89)

Total distributions	(2.62)	(2.40)	(2.23)	(2.18)	(1.89)

Net asset value, end of year	$82.05	$78.32	$74.82	$65.47	$56.70

Total return	8.42%	7.97%	18.06%	19.83%	9.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$14,645,360	$14,853,105	$13,567,826	$12,430,015	$10,296,527
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.40%
Ratio of net investment income to average net assets	3.36%	3.16%	3.18%	3.72%	3.67%
Portfolio turnover rate[c]	21%	20%	22%	13%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2016, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. Each Fund continues to evaluate its reinvestment strategy in light of the new regulations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
International Select Dividend
Citigroup Global Markets Inc.	$350,485	$350,485	$—
Morgan Stanley & Co. LLC	6,682,906	6,682,906	—

	$7,033,391	$7,033,391	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Core Dividend Growth ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund. For the year ended April 30, 2016, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $61,599.

For its investment advisory services to the iShares Core High Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $12 billion
0.4750	[a]	Over $12 billion, up to and including $21 billion
0.4513	[a]	Over $21 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $46 billion
0.3800	[a]	Over $46 billion, up to and including $81 billion
0.3610	[a]	Over $81 billion, up to and including $111 billion
0.3430	[a]	Over $111 billion, up to and including $141 billion
0.3259	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2015, for its investment advisory services to the iShares Select Dividend ETF, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $46 billion
0.3800	[a]	Over $46 billion, up to and including $81 billion
0.3610	[a]	Over $81 billion, up to and including $141 billion
0.3430	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core Dividend Growth	$91
Core High Dividend	5,197
International Select Dividend	108,776
Select Dividend	50,958

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core High Dividend	$525,336,136	$721,439,743
International Select Dividend	4,550,661	796,833
Select Dividend	26,984,645	29,751,785

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Core Dividend Growth
BlackRock Inc.	2,851	6,257	(2,713)	6,395	$2,278,730	$40,622	$(71,755)
PNC Financial Service Group, Inc. (The)	—	23,741	(799)	22,942	2,013,849	19,532	(1,751)

					$4,292,579	$60,154	$(73,506)

International Select Dividend
Monadelphous Group Ltd.[a]	8,395,650	—	(8,395,650)	—	$—	$4,113,481	$(62,801,453)
Neopost SAa	1,934,944	61,761	(1,996,705)	—	—	5,251,894	(60,392,779)

					$—	$9,365,375	$(123,194,232)

Select Dividend
Avista Corp.[a]	3,387,065	615,203	(1,266,063)	2,736,205	$109,639,734	$4,335,672	$8,859,411
Bank of Hawaii Corp.[a]	2,446,999	449,740	(763,960)	2,132,779	145,903,412	4,238,033	7,613,778
Black Hills Corp.[a]	2,788,058	505,362	(1,031,770)	2,261,650	137,033,374	4,389,097	7,868,698
Domtar Corp.	3,038,801	1,007,801	(532,398)	3,514,204	135,788,843	4,883,233	1,241,441
Guess? Inc.[a]	4,333,874	784,892	(1,914,217)	3,204,549	58,803,474	3,547,276	(90,882)
IDACORP Inc.[a]	2,601,021	475,910	(899,478)	2,177,453	158,366,157	4,908,768	7,801,934
Mercury General Corp.	3,780,855	—	(232,132)	3,548,723	187,727,447	8,997,086	14,523
Meredith Corp.	2,843,131	1,108,268	(498,993)	3,452,406	177,142,952	5,107,274	4,272,800
NorthWestern Corp.	—	3,715,734	(1,152,966)	2,562,768	145,667,733	4,473,572	4,958,050
Nu Skin Enterprises Inc. Class A	—	3,402,921	(86,176)	3,316,745	135,223,694	—	71,342
Tupperware Brands Corp.	3,398,108	1,196,705	(597,492)	3,997,321	232,124,431	8,953,023	(190,076)
Waddell & Reed Financial Inc. Class A	—	5,919,093	(150,118)	5,768,975	117,340,952	2,638,118	(217,979)

					$1,740,762,203	$56,471,152	$42,203,040

[a]	Not an affiliate at the end of the year.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2016 were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$127,342,911	$124,635,761
Core High Dividend	3,298,874,791	3,296,414,075
International Select Dividend	873,183,614	943,489,383
Select Dividend	3,084,788,310	2,929,233,413

In-kind transactions (see Note 4) for the year ended April 30, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$312,244,659	$19,653,539
Core High Dividend	1,363,452,822	1,239,135,052
International Select Dividend	157,576,334	1,295,158,422
Select Dividend	1,787,431,894	2,556,974,278

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of April 30, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation (depreciation)[a]	$3,869	$301,020	$582,549

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended April 30, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$20,935	$1,040,691	$873,877

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$(3,173)	$269,619	$322,520

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2016:

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Average value of contracts purchased	$588,061	$9,694,840	$20,304,448

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares International Select Dividend ETF invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2016, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Dividend Growth	$1,399,070	$—	$(1,399,070)
Core High Dividend	92,943,759	—	(92,943,759)
International Select Dividend	(36,970,528)	(536,511)	37,507,039
Select Dividend	734,513,361	—	(734,513,361)

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 was as follows:

iShares ETF	2016	2015
Core Dividend Growth
Ordinary income	$6,924,753	$1,963,947

Core High Dividend
Ordinary income	$167,183,051	$160,579,515

International Select Dividend
Ordinary income	$168,115,003	$202,564,966
Long-term capital gain	—	13,140,094

	$168,115,003	$215,705,060

Select Dividend
Ordinary income	$471,155,295	$458,102,906

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core Dividend Growth	$523,910	$(1,201,844)	$17,290,701	$(1,096,907)	$15,515,860
Core High Dividend	6,373,191	(100,327,722)	187,923,348	(61,402,391)	32,566,426
International Select Dividend	8,099,285	(210,195,910)	(279,060,268)	(266,596,788)	(747,753,681)
Select Dividend	892,611	(1,402,636,463)	2,310,971,569	(478,274)	908,749,443

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.
b	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
Core Dividend Growth	$1,201,844	$—	$1,201,844
Core High Dividend	100,327,722	—	100,327,722
International Select Dividend	210,195,910	—	210,195,910
Select Dividend	—	1,402,636,463	1,402,636,463

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2016, the iShares Select Dividend ETF utilized $212,530,334 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$459,140,896	$29,797,820	$(12,507,119)	$17,290,701
Core High Dividend	4,882,443,721	275,833,735	(87,910,387)	187,923,348
International Select Dividend	3,004,938,676	113,529,488	(392,715,204)	(279,185,716)
Select Dividend	12,318,571,908	2,807,568,713	(496,597,144)	2,310,971,569

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF (the “Funds”) at April 30, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2016

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2016:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$7,390,244
Core High Dividend	163,180,719
International Select Dividend	172,656,637
Select Dividend	514,348,446

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Core Dividend Growth	97.98%
Core High Dividend	100.00
Select Dividend	100.00

For the fiscal year ended April 30, 2016, the iShares International Select Dividend ETF earned foreign source income of $187,488,209 and paid foreign taxes of $11,950,033 which it intends to pass through to its shareholders.

TAX INFORMATION	53

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Dividend Growth	$0.637208	$—	$0.000324	$0.637532	100%	—%	0%[a]	100%
Core High Dividend	2.839430	—	—	2.839430	100	—	—	100
International Select Dividend	1.402921	—	0.171067	1.573988	89	—	11	100
Select Dividend	2.621737	—	—	2.621737	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: June 10, 2014 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	456	100.00%

iShares Core High Dividend ETF

Period Covered: March 29, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,259	99.92

	1,260	100.00%

iShares International Select Dividend ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.23%
Greater than 2.0% and Less than 2.5%	7	0.53
Greater than 1.5% and Less than 2.0%	17	1.29
Greater than 1.0% and Less than 1.5%	59	4.47
Greater than 0.5% and Less than 1.0%	294	22.29
Between 0.5% and –0.5%	824	62.46
Less than –0.5% and Greater than –1.0%	74	5.61
Less than –1.0% and Greater than –1.5%	27	2.05
Less than –1.5% and Greater than –2.0%	9	0.68
Less than –2.0% and Greater than –2.5%	3	0.23
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Select Dividend ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 2.19 million. This figure is comprised of fixed remuneration of USD 850.82 thousand and variable remuneration of USD 1.34 million. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 260.01 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 62.97 thousand.

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 328 funds (as of April 30, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	61

Notes:

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0416

APRIL 30, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
➢	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
➢	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
➢	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
➢	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
➢	iShares Morningstar Mid-Cap Value ETF | JKI | NASDAQ
➢	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
➢	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
➢	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The U.S. equity market posted a relatively flat performance for the 12 months ended April 30, 2016 (the “reporting period”). The Russell 3000® Index, a broad U.S. equity index, returned -0.18% for the reporting period.

The relatively flat U.S. equity market performance reflected an inconsistent and uncertain economic environment as the U.S. economy’s quarterly growth rate slowed throughout the reporting period. After growing at a 3.9% annual rate in the second quarter of 2015, the U.S. economy slowed gradually over the next three quarters. By the first quarter of 2016, modest consumer spending and global economic weakness led to an annualized growth rate of just 0.5%, according to initial estimates.

The U.S. economy consistently created jobs during the reporting period, sending the unemployment rate down to an eight-year low. In contrast, industrial production contracted during the reporting period, while consumer spending remained muted despite falling energy prices that contributed to lower fuel costs for consumers. In that environment, overall corporate earnings growth was relatively flat, reflecting intense competition for marginal demand.

Inflation generally remained modest, with the consumer price index rising by 1.1% for the reporting period. Falling commodities prices, including a sharp decline in the price of oil, contributed to the subdued inflation rate.

Mixed economic data and a lack of inflationary pressure kept the U.S. Federal Reserve Bank (the “Fed”) in check for much of the reporting period. Despite initial indications that the Fed planned to raise its short-term interest rate target in mid-2015, the Fed held off until December, when it implemented its first interest rate increase since June 2006. The Fed’s rate hike increased the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%, ending a seven-year period of near-zero interest rates. Subsequently, the Fed lowered its projections for raising the federal funds rate in 2016.

U.S. stocks generally followed the contours of the economy for the reporting period, as gains in the first half of the reporting period faded amid volatility in the second half of the reporting period. In the slow growth environment, investors gravitated toward stocks with higher growth rates, which drove the outperformance of growth-oriented stocks over value-oriented stocks during the reporting period. Small- and mid-capitalization stocks declined for the reporting period, while large-capitalization stocks posted a modest positive return.

The economic uncertainty in the second half of the reporting period led to periods of risk aversion and negative performance. Slowing growth in China sent the first shockwave through global markets in August 2015, followed by fear of defaults by commodity-related companies in early 2016. The volatility led to broad-based risk aversion within the equity market, which drove sector performance for the reporting period. Energy stocks were the worst performing sector, as a supply glut in oil and gas drove down energy prices. Similarly, commodity-related stocks in various sectors struggled due to weakness in commodities prices. The commodities and equity markets rebounded somewhat in the last two months of the reporting period, as the oil supply glut decreased, alleviating the fear of widespread defaults.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.87%	0.90%	1.07%	0.87%	0.90%	1.07%
5 Years	11.99%	11.99%	12.24%	76.17%	76.16%	78.14%
10 Years	7.86%	7.85%	8.08%	113.14%	112.88%	117.48%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.00	$1.00	$1,000.00	$1,023.90	$1.01	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 0.87%, net of fees, while the total return for the Index was 1.07%.

The Index posted a modest positive return for the reporting period as slowing global growth weighed on the U.S. equity market. Large-capitalization stocks outperformed both the mid- and small-capitalization segments of the U.S. equity market.

Five of the ten sectors in the Index delivered positive results for the reporting period. Consumer-based stocks were among the largest contributors to the Index’s return. In the consumer staples sector, economic uncertainty drove up stock prices in the food, beverage, and tobacco industry as investors gravitated toward the industry’s relatively stable revenues. Among consumer discretionary stocks, consumer services providers and media companies led the sector’s advance.

The information technology sector was another positive contributor to Index performance. Robust growth in smartphone usage, cloud computing, and online security helped fuel the positive returns in the information technology sector.

At the other end of the spectrum, the energy, financials, and industrials sectors detracted meaningfully from Index performance. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period.

In the financials sector, diversified financial companies declined as weak markets weighed on their earnings growth for the reporting period. The industrials sector fell as slowing global economic growth reduced demand for manufactured goods, leading to a decline in industrial production.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Health Care	24.20%
Financials	19.50
Information Technology	17.71
Industrials	14.80
Consumer Staples	11.37
Consumer Discretionary	5.48
Energy	4.16
Materials	2.03
Utilities	0.52
Telecommunication Services	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Microsoft Corp.	8.33%
Johnson & Johnson	6.53
Berkshire Hathaway Inc. Class B	5.76
Bank of America Corp.	3.18
PepsiCo Inc.	3.14
Citigroup Inc.	2.88
Oracle Corp.	2.65
Altria Group Inc.	2.59
Gilead Sciences Inc.	2.55
McDonald’s Corp.	2.41

TOTAL	40.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.44)%	(0.47)%	(0.22)%	(0.44)%	(0.47)%	(0.22)%
5 Years	11.94%	11.93%	12.21%	75.75%	75.71%	77.93%
10 Years	7.48%	7.48%	7.75%	105.75%	105.64%	110.93%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$950.40	$1.21	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -0.44%, net of fees, while the total return for the Index was -0.22%.

The Index’s relatively flat return for the reporting period reflected a broad slowdown in global economic growth. In addition, growth stocks underperformed value stocks within the large-capitalization segment of the U.S. equity market.

Seven of the ten sectors in the Index detracted from performance for the reporting period. The energy sector detracted the most from Index performance. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period.

The healthcare and information technology sectors also detracted from Index returns. In the healthcare sector, the biotechnology and pharmaceuticals industries were hardest hit as the high prices of prescription drugs made headlines, resulting in pricing pressure and political scrutiny. The information technology sector, which represented approximately 34% of the Index on average during the reporting period, declined slightly overall.

At the other end of the spectrum, the consumer discretionary sector posted a solid contribution to the Index’s return, even though retail sales remained sluggish despite strong job growth, low interest rates, and declining energy prices. Positive performance in the real estate industry helped the Index’s financial sector post a modest gain for the reporting period. The consumer staples sector, which tends to be more stable and less economically sensitive, also delivered a modest contribution to the Index’s return for the reporting period.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Information Technology	33.70%
Consumer Discretionary	26.99
Health Care	17.47
Financials	9.57
Consumer Staples	5.63
Industrials	3.16
Materials	2.72
Energy	0.49
Telecommunication Services	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Apple Inc.	9.30%
Facebook Inc. Class A	4.83
Amazon.com Inc.	4.56
Alphabet Inc. Class A	3.71
Alphabet Inc. Class C	3.69
Home Depot Inc. (The)	3.04
Walt Disney Co. (The)	2.77
Visa Inc. Class A	2.65
Comcast Corp. Class A	2.65
UnitedHealth Group Inc.	2.24

TOTAL	39.44%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.92%	1.95%	2.07%	1.92%	1.95%	2.07%
5 Years	8.34%	8.35%	8.62%	49.26%	49.33%	51.17%
10 Years	4.39%	4.37%	4.64%	53.62%	53.43%	57.43%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,040.20	$1.27	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 1.92%, net of fees, while the total return for the Index was 2.07%.

The Index posted a modest positive return for the reporting period as value stocks outperformed growth stocks within the large-capitalization segment of the U.S. equity market.

Five of the ten sectors in the Index advanced for the reporting period. The industrials sector was the largest contributor to the Index’s return. The sector produced positive overall returns for the reporting period, even as global demand for manufactured goods eased amid slowing global economic growth and a stronger U.S. dollar. Aerospace and defense stocks and industrial conglomerates led the advance in the industrials sector.

The utilities and consumer staples sectors were also solid performance contributors for the reporting period. Both sectors tend to be more stable and less economically sensitive, which proved beneficial given the economic uncertainty during the reporting period. Investors also flocked to utilities stocks because of their relatively high dividend yields, while steady revenue generation attracted investors to the food, beverage, and tobacco industry within the consumer staples sector.

At the other end of the spectrum, the information technology and energy sectors detracted the most from Index performance for the reporting period. Hardware stocks had the largest negative impact in the information technology sector amid weaker demand for personal computers. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. Declining commodity prices and weak economic growth also weighed on the materials sector for the reporting period.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Financials	19.35%
Energy	17.17
Consumer Staples	14.66
Industrials	11.09
Information Technology	9.76
Telecommunication Services	8.45
Utilities	7.20
Health Care	6.59
Consumer Discretionary	3.75
Materials	1.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Exxon Mobil Corp.	6.91%
General Electric Co.	5.40
AT&T Inc.	4.49
JPMorgan Chase & Co.	4.37
Wells Fargo & Co.	4.35
Procter & Gamble Co. (The)	4.00
Verizon Communications Inc.	3.91
Pfizer Inc.	3.72
Chevron Corp.	3.62
Coca-Cola Co. (The)	3.28

TOTAL	44.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.03)%	(2.02)%	(1.84)%	(2.03)%	(2.02)%	(1.84)%
5 Years	10.59%	10.59%	10.82%	65.41%	65.42%	67.16%
10 Years	7.96%	7.96%	8.20%	115.02%	115.04%	119.89%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$999.70	$1.24	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -2.03%, net of fees, while the total return for the Index was -1.84%.

The Index posted a negative return for the reporting period as slowing global growth weighed on the U.S. equity market. Mid-capitalization stocks outperformed small-capitalization stocks but underperformed the large-capitalization segment of the U.S. equity market.

The energy sector was the largest detractor from the Index’s return for the reporting period. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period.

The consumer discretionary and healthcare sectors also detracted meaningfully from Index performance. In the healthcare sector, the pharmaceuticals industry was hardest hit as the high prices of prescription drugs made headlines, resulting in pricing pressure and political scrutiny. In the consumer discretionary sector, the retailing industry declined as retail sales remained sluggish despite strong job growth, low interest rates, and declining energy prices.

On the upside, the information technology sector contributed the most to Index performance. Robust growth in smartphone usage, cloud computing, and online security helped fuel the positive returns in the information technology sector. The consumer staples sector, which tends to be less sensitive to the economic climate, delivered solid performance amid economic uncertainty. Within the consumer staples sector, steady revenue generation attracted investors to the food, beverage, and tobacco industry. Elsewhere, positive performance in the real estate industry helped the Index’s financial sector post a modest gain for the reporting period.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Financials	26.18%
Consumer Discretionary	19.94
Industrials	15.95
Information Technology	9.95
Health Care	8.35
Materials	6.94
Consumer Staples	6.36
Energy	4.30
Utilities	2.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Weyerhaeuser Co.	1.70%
Newell Brands Inc.	1.40
Nielsen Holdings PLC	1.27
NVIDIA Corp.	1.22
Willis Towers Watson PLC	1.16
Stanley Black & Decker Inc.	1.15
Dr Pepper Snapple Group Inc.	1.15
Ingersoll-Rand PLC	1.13
Tyco International PLC	1.10
Clorox Co. (The)	1.09

TOTAL	12.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.58)%	(6.65)%	(6.38)%	(6.58)%	(6.65)%	(6.38)%
5 Years	7.77%	7.77%	8.01%	45.41%	45.36%	46.98%
10 Years	6.49%	6.49%	6.74%	87.57%	87.56%	92.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$976.70	$1.47	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -6.58%, net of fees, while the total return for the Index was -6.38%.

As represented by the Index, mid-capitalization U.S. growth stocks declined for the reporting period. An uncertain economic environment, declining corporate earnings, elevated valuations, and heightened risk aversion contributed to the Index’s overall decline. Mid-capitalization stocks underperformed large- capitalization stocks but outperformed the small-capitalization segment of the U.S. equity market. Within the mid-capitalization segment, growth stocks underperformed value stocks.

Nine of the ten sectors in the Index declined for the reporting period, led by the consumer discretionary sector. Consumer spending remained sluggish despite strong job growth, low interest rates, and declining fuel prices. Modest consumer spending put downward pressure on a variety of consumer-oriented stocks, from apparel makers to auto components manufacturers to internet and catalog retailers.

The energy and healthcare sectors also detracted meaningfully from Index performance. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period. In the healthcare sector, the biotechnology and pharmaceuticals industries were hardest hit as the high prices of prescription drugs made headlines, resulting in pricing pressure and political scrutiny.

The only sector in the Index to post a positive return for the reporting period was materials, one of the smaller sectors in the Index. Construction materials companies led the advance in the materials sector as construction activity increased during the reporting period.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Information Technology	23.81%
Consumer Discretionary	19.32
Industrials	17.74
Health Care	14.72
Financials	12.64
Energy	5.10
Consumer Staples	3.76
Materials	1.87
Telecommunication Services	1.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Edwards Lifesciences Corp.	1.69%
Equinix Inc.	1.69
Dollar Tree Inc.	1.39
Amphenol Corp. Class A	1.28
Paychex Inc.	1.24
Mead Johnson Nutrition Co.	1.21
CR Bard Inc.	1.16
Concho Resources Inc.	1.11
Essex Property Trust Inc.	1.07
Vulcan Materials Co.	1.06

TOTAL	12.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.29%	2.29%	2.55%	2.29%	2.29%	2.55%
5 Years	11.14%	11.13%	11.44%	69.55%	69.52%	71.90%
10 Years	7.21%	7.21%	7.51%	100.61%	100.68%	106.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,051.10	$1.53	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 2.29%, net of fees, while the total return for the Index was 2.55%.

As represented by the Index, mid-capitalization U.S. value stocks advanced for the reporting period. The Index posted a positive return despite an uncertain economic environment, declining corporate earnings, and heightened risk aversion. Within the mid-capitalization segment of the U.S. equity market, value stocks outperformed growth stocks.

Six of the ten sectors in the Index advanced for the reporting period, led by the utilities and consumer staples sectors. Both sectors tend to be more stable and less economically sensitive, which proved beneficial given the economic uncertainty during the reporting period. Investors also flocked to utilities stocks because of their relatively high dividend yields, while steady revenue generation attracted investors to the food, beverage, and tobacco industry within the consumer staples sector.

Industrials and materials stocks also contributed positively to Index performance for the reporting period, overcoming slowing global economic growth that reduced demand for commodities and manufactured goods. Aerospace and defense stocks led the advance in the industrials sector, while metals and mining companies were the top contributors in the materials sector.

On the downside, the information technology and financials sectors detracted the most from Index performance for the reporting period. Hardware stocks had the biggest negative impact in the information technology sector amid weaker demand for personal computers. In the financials sector, banks continued to struggle with low net interest margins, while heightened market volatility and declining assets weighed on the performance of diversified financial services stocks.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Financials	20.54%
Utilities	17.30
Information Technology	11.95
Materials	11.36
Industrials	9.51
Consumer Discretionary	9.50
Consumer Staples	9.31
Energy	6.95
Health Care	1.91
Telecommunication Services	1.67

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Xcel Energy Inc.	1.45%
ConAgra Foods Inc.	1.38
Tyson Foods Inc. Class A	1.38
M&T Bank Corp.	1.35
Newmont Mining Corp.	1.32
WEC Energy Group Inc.	1.31
Eversource Energy	1.28
Molson Coors Brewing Co. Class B	1.26
Freeport-McMoRan Inc.	1.25
CenturyLink Inc.	1.20

TOTAL	13.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.78)%	(2.76)%	(2.72)%	(2.78)%	(2.76)%	(2.72)%
5 Years	7.50%	7.51%	7.62%	43.58%	43.66%	44.34%
10 Years	6.14%	6.15%	6.27%	81.52%	81.66%	83.76%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.80	$1.25	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -2.78%, net of fees, while the total return for the Index was -2.72%.

As represented by the Index, small-capitalization U.S. stocks declined for the reporting period. An uncertain economic environment, declining corporate earnings, elevated valuations, and heightened risk aversion contributed to the Index’s overall decline. Small-capitalization stocks underperformed both large- and mid-capitalization stocks for the reporting period.

Among the five sectors in the Index that declined for the reporting period, the consumer discretionary and energy sectors detracted the most from Index performance. Retailers led the decline in the consumer discretionary sector as consumer spending remained sluggish despite strong job growth, low interest rates, and declining fuel prices.

The energy sector continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period.

The industrials and materials sectors detracted from Index performance as slowing global economic growth reduced demand for commodities and manufactured goods.

On the positive side, healthcare and consumer staples stocks contributed the most to Index performance for the reporting period. Although political outrage over high-priced prescription drugs made headlines, healthcare stocks benefited from solid earnings growth and increased merger activity. In the consumer staples sector, economic uncertainty drove up stock prices in the food, beverage, and tobacco industry as investors gravitated toward the industry’s relatively stable revenues. The information technology sector was another leading contributor, benefiting from robust growth in smartphone usage, cloud computing, and online security.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Financials	37.02%
Industrials	17.90
Consumer Discretionary	14.68
Information Technology	10.31
Health Care	9.12
Consumer Staples	4.35
Materials	4.17
Energy	1.17
Utilities	0.96
Telecommunication Services	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Gaming and Leisure Properties Inc.	1.08%
TreeHouse Foods Inc.	0.96
Post Holdings Inc.	0.89
Sun Communities Inc.	0.84
Burlington Stores Inc.	0.78
WellCare Health Plans Inc.	0.77
Healthcare Trust of America Inc. Class A	0.76
Microsemi Corp.	0.74
Retail Properties of America Inc. Class A	0.73
HealthSouth Corp.	0.73

TOTAL	8.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.73)%	(5.73)%	(5.89)%	(5.73)%	(5.73)%	(5.89)%
5 Years	7.24%	7.24%	7.25%	41.81%	41.85%	41.89%
10 Years	5.95%	5.95%	6.07%	78.30%	78.20%	80.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$965.50	$1.47	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -5.73%, net of fees, while the total return for the Index was -5.89%.

As represented by the Index, small-capitalization U.S. growth stocks declined for the reporting period. An uncertain economic environment, declining corporate earnings, elevated valuations, and heightened risk aversion contributed to the Index’s overall decline. Small-capitalization stocks underperformed both large- and mid-capitalization stocks for the reporting period, and growth stocks underperformed value stocks within the small-capitalization segment of the U.S. equity market.

Seven of the ten sectors in the Index declined for the reporting period. The healthcare sector detracted the most from Index performance, reflecting profit taking amid relatively high valuations. The biotechnology and pharmaceuticals industries were hardest hit as the high prices of prescription drugs made headlines, resulting in pricing pressure and political scrutiny.

The industrials and information technology sectors were also meaningful detractors from Index performance. The industrials sector fell as slowing global economic growth reduced demand for manufactured goods, leading to a decline in industrial production. In the information technology sector, weakness in internet software and services companies and communications equipment manufacturers had the most significant negative impact on performance.

The positive contributors to Index performance included the materials, financials, and telecommunication services sectors. Metals and mining companies and construction materials producers led the advance in the materials sector, while real estate stocks contributed the most to the positive performance in the financials sector. The telecommunication services sector tends to be more stable and less economically sensitive, and it offered relatively high dividend yields and steady revenues during the reporting period.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Information Technology	26.73%
Health Care	20.98
Financials	14.05
Consumer Discretionary	13.32
Industrials	11.28
Energy	6.71
Consumer Staples	3.66
Materials	2.38
Telecommunication Services	0.45
Utilities	0.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

Targa Resources Corp.	1.40%
MarketAxess Holdings Inc.	0.98
Amsurg Corp.	0.92
Sovran Self Storage Inc.	0.89
Royal Gold Inc.	0.87
Sprouts Farmers Market Inc.	0.85
Gulfport Energy Corp.	0.82
ABIOMED Inc.	0.81
Pool Corp.	0.78
Eagle Materials Inc.	0.78

TOTAL	9.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.42)%	(2.42)%	(2.38)%	(2.42)%	(2.42)%	(2.38)%
5 Years	9.10%	9.10%	9.29%	54.55%	54.54%	55.94%
10 Years	7.16%	7.17%	7.40%	99.71%	99.80%	104.16%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,037.60	$1.52	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -2.42%, net of fees, while the total return for the Index was -2.38%.

As represented by the Index, small-capitalization U.S. value stocks declined for the reporting period. An uncertain economic environment, declining corporate earnings, elevated valuations, and heightened risk aversion contributed to the Index’s overall decline. Small-capitalization stocks underperformed both large- and mid-capitalization stocks for the reporting period, while value stocks outperformed growth stocks within the small-capitalization segment of the U.S. equity market.

Among the five sectors in the Index that declined for the reporting period, the consumer discretionary sector detracted the most from Index performance. Retailers led the decline as consumer spending remained sluggish despite strong job growth, low interest rates, and declining fuel prices.

The energy and industrials sectors also detracted meaningfully from Index results. Energy stocks continued to struggle with slowing demand and oversupply, which led to oil and gas price declines of 23% and 26%, respectively, for the reporting period. However, energy prices bottomed in February 2016 and rebounded somewhat over the last two months of the reporting period. The industrials sector fell as slowing global economic growth reduced demand for manufactured goods, leading to a decline in industrial production.

On the positive side, the utilities sector contributed the most to Index performance for the reporting period. The sector’s limited economic sensitivity, relatively high dividend yields, and stable revenues were attractive to investors amid the uncertain economic outlook.

The financials and information technology sectors also contributed positively to Index performance. Banking stocks led the advance in the financials sector, while electronic equipment manufacturers generated the best returns among information technology stocks.

ALLOCATION BY SECTOR As of 4/30/16

Sector	Percentage of Total Investments*

Financials	34.03%
Industrials	13.03
Consumer Discretionary	11.57
Utilities	10.60
Information Technology	8.05
Energy	7.87
Materials	7.63
Consumer Staples	3.75
Health Care	2.74
Telecommunication Services	0.73

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/16

Security	Percentage of Total Investments*

EPR Properties	0.88%
Vectren Corp.	0.85
Validus Holdings Ltd.	0.79
First Niagara Financial Group Inc.	0.79
FirstMerit Corp.	0.77
Hanover Insurance Group Inc. (The)	0.77
IDACORP Inc.	0.77
RR Donnelley & Sons Co.	0.76
Olin Corp.	0.76
Oshkosh Corp.	0.75

TOTAL	7.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.82%

AEROSPACE & DEFENSE — 7.49%
Boeing Co. (The)	79,940	$10,775,912
General Dynamics Corp.	37,484	5,267,252
Honeywell International Inc.	98,760	11,285,305
Lockheed Martin Corp.	33,703	7,831,903
United Technologies Corp.	99,840	10,420,301

		45,580,673
AIR FREIGHT & LOGISTICS — 0.89%
FedEx Corp.	32,855	5,424,689

		5,424,689
AIRLINES — 1.47%
American Airlines Group Inc.	77,553	2,690,314
Delta Air Lines Inc.	99,768	4,157,332
United Continental Holdings Inc.[a]	46,211	2,116,926

		8,964,572
BANKS — 7.52%
Bank of America Corp.	1,325,549	19,299,993
Citigroup Inc.	378,507	17,517,304
U.S. Bancorp.	209,553	8,945,818

		45,763,115
BEVERAGES — 3.14%
PepsiCo Inc.	185,535	19,102,684

		19,102,684
BIOTECHNOLOGY — 5.22%
AbbVie Inc.	206,838	12,617,118
Baxalta Inc.	87,494	3,670,373
Gilead Sciences Inc.	175,471	15,478,297

		31,765,788
CAPITAL MARKETS — 1.74%
Ameriprise Financial Inc.	21,709	2,081,893
Morgan Stanley	195,775	5,297,672
State Street Corp.	51,421	3,203,528

		10,583,093
CHEMICALS — 1.91%
EI du Pont de Nemours & Co.	111,807	7,369,199
Praxair Inc.	36,483	4,285,293

		11,654,492
COMMERCIAL SERVICES & SUPPLIES — 0.51%
Waste Management Inc.	53,292	3,133,037

		3,133,037

Security	Shares	Value
CONSUMER FINANCE — 1.13%
American Express Co.	105,084	$6,875,646

		6,875,646
DIVERSIFIED FINANCIAL SERVICES — 5.74%
Berkshire Hathaway Inc. Class Ba	240,475	34,984,303

		34,984,303
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.46%
TE Connectivity Ltd.	47,519	2,826,430

		2,826,430
ENERGY EQUIPMENT & SERVICES — 2.35%
Schlumberger Ltd.	178,433	14,335,307

		14,335,307
FOOD & STAPLES RETAILING — 1.24%
Kroger Co. (The)	124,901	4,420,246
Sysco Corp.	67,502	3,109,817

		7,530,063
FOOD PRODUCTS — 2.19%
General Mills Inc.	76,034	4,663,926
Mondelez International Inc. Class A	201,288	8,647,332

		13,311,258
HEALTH CARE EQUIPMENT & SUPPLIES — 6.30%
Abbott Laboratories	189,005	7,352,295
Baxter International Inc.	70,428	3,114,326
Boston Scientific Corp.[a]	173,321	3,799,196
Medtronic PLC	180,549	14,290,453
St. Jude Medical Inc.	36,439	2,776,652
Stryker Corp.	40,276	4,390,487
Zimmer Biomet Holdings Inc.	23,004	2,663,173

		38,386,582
HEALTH CARE PROVIDERS & SERVICES — 4.21%
Aetna Inc.	44,807	5,030,482
Anthem Inc.	33,594	4,729,027
Cardinal Health Inc.	42,334	3,321,526
Express Scripts Holding Co.[a]	81,203	5,987,097
HCA Holdings Inc.[a]	39,291	3,167,640
Humana Inc.	19,071	3,376,902

		25,612,674
HOTELS, RESTAURANTS & LEISURE — 3.44%
Las Vegas Sands Corp.	47,064	2,124,939
McDonald’s Corp.	115,761	14,642,609
Yum! Brands Inc.	52,355	4,165,364

		20,932,912

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2016

Security	Shares	Value
HOUSEHOLD PRODUCTS — 1.33%
Colgate-Palmolive Co.	114,539	$8,123,106

		8,123,106
INDUSTRIAL CONGLOMERATES — 2.14%
3M Co.	77,682	13,002,413

		13,002,413
INSURANCE — 1.70%
Aon PLC	34,726	3,650,397
Marsh & McLennan Companies Inc.	67,008	4,231,555
Progressive Corp. (The)	75,114	2,448,717

		10,330,669
INTERNET SOFTWARE & SERVICES — 0.67%
Yahoo! Inc.[a]	111,983	4,098,578

		4,098,578
IT SERVICES — 0.85%
Automatic Data Processing Inc.	58,633	5,185,502

		5,185,502
MACHINERY — 0.72%
Illinois Tool Works Inc.	42,088	4,399,038

		4,399,038
MEDIA — 2.03%
Charter Communications Inc. Class Aa,b	9,823	2,084,834
Omnicom Group Inc.	30,799	2,555,393
Time Warner Cable Inc.	36,339	7,707,865

		12,348,092
METALS & MINING — 0.12%
Southern Copper Corp.[b]	23,737	704,277

		704,277
MULTI-UTILITIES — 0.51%
Sempra Energy	30,311	3,132,642

		3,132,642
OIL, GAS & CONSUMABLE FUELS — 1.80%
Anadarko Petroleum Corp.	65,359	3,448,341
EOG Resources Inc.	70,480	5,823,057
Williams Companies Inc. (The)	87,576	1,698,099

		10,969,497
PHARMACEUTICALS — 8.43%
Eli Lilly & Co.	124,906	9,434,150
Johnson & Johnson	354,176	39,696,046
Mylan NVa	52,985	2,210,005

		51,340,201

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.64%
General Growth Properties Inc.	74,855	$2,098,186
HCP Inc.	59,806	2,023,237
Ventas Inc.	43,201	2,683,646
Welltower Inc.	45,657	3,169,509

		9,974,578
ROAD & RAIL — 1.56%
Union Pacific Corp.	108,614	9,474,399

		9,474,399
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.66%
Analog Devices Inc.	39,853	2,244,521
Applied Materials Inc.	145,351	2,975,335
QUALCOMM Inc.	191,860	9,692,767
Texas Instruments Inc.	128,940	7,354,738

		22,267,361
SOFTWARE — 10.96%
Microsoft Corp.	1,015,219	50,628,972
Oracle Corp.	404,519	16,124,127

		66,753,099
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.07%
EMC Corp./MA	249,716	6,520,085

		6,520,085
TOBACCO — 3.45%
Altria Group Inc.	251,367	15,763,224
Reynolds American Inc.	106,118	5,263,453

		21,026,677
WIRELESS TELECOMMUNICATION SERVICES — 0.23%
T-Mobile U.S. Inc.[a]	35,674	1,401,275

		1,401,275

TOTAL COMMON STOCKS
(Cost: $552,343,380)		607,818,807

SHORT-TERM INVESTMENTS — 0.56%

MONEY MARKET FUNDS — 0.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	2,576,995	2,576,995
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	140,608	140,608

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	711,727	$711,727

		3,429,330

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,429,330)		3,429,330

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $555,772,710)		611,248,137
Other Assets, Less Liabilities — (0.38)%		(2,321,280)

NET ASSETS — 100.00%		$608,926,857

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.87%

AIR FREIGHT & LOGISTICS — 1.30%
United Parcel Service Inc. Class B	97,624	$10,257,354

		10,257,354
AIRLINES — 0.51%
Southwest Airlines Co.	90,176	4,022,751

		4,022,751
AUTO COMPONENTS — 0.37%
Delphi Automotive PLC	39,339	2,896,531

		2,896,531
AUTOMOBILES — 0.44%
Tesla Motors Inc.[a,b]	14,363	3,458,036

		3,458,036
BEVERAGES — 0.88%
Constellation Brands Inc. Class A	24,852	3,878,403
Monster Beverage Corp.[a]	21,286	3,069,867

		6,948,270
BIOTECHNOLOGY — 6.57%
Alexion Pharmaceuticals Inc.[a]	31,848	4,435,789
Amgen Inc.	106,378	16,839,637
Biogen Inc.[a]	30,934	8,506,541
BioMarin Pharmaceutical Inc.[a]	22,741	1,925,708
Celgene Corp.[a]	110,563	11,433,320
Incyte Corp.[a]	24,147	1,745,104
Regeneron Pharmaceuticals Inc.[a]	11,037	4,157,748
Vertex Pharmaceuticals Inc.[a]	34,786	2,933,851

		51,977,698
CAPITAL MARKETS — 2.67%
Bank of New York Mellon Corp. (The)	152,172	6,123,402
BlackRock Inc.[c]	17,859	6,363,697
Charles Schwab Corp. (The)	169,932	4,827,768
T Rowe Price Group Inc.	35,176	2,648,401
TD Ameritrade Holding Corp.	37,855	1,129,215

		21,092,483
CHEMICALS — 2.72%
Air Products & Chemicals Inc.	27,428	4,001,471
Ecolab Inc.	37,657	4,329,802
Monsanto Co.	62,292	5,835,514
PPG Industries Inc.	37,703	4,162,034
Sherwin-Williams Co. (The)	11,116	3,193,738

		21,522,559

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.86%
CME Group Inc./IL	47,850	$4,397,894
Intercontinental Exchange Inc.	16,802	4,032,984
Moody’s Corp.	24,033	2,300,439
S&P Global Inc.	37,478	4,004,524

		14,735,841
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.27%
Level 3 Communications Inc.[a]	40,976	2,141,406

		2,141,406
FOOD & STAPLES RETAILING — 4.36%
Costco Wholesale Corp.	62,208	9,214,871
CVS Health Corp.	155,375	15,615,187
Walgreens Boots Alliance Inc.	122,067	9,677,472

		34,507,530
HEALTH CARE EQUIPMENT & SUPPLIES — 1.03%
Becton Dickinson and Co.	29,949	4,829,576
Intuitive Surgical Inc.[a]	5,277	3,305,301

		8,134,877
HEALTH CARE PROVIDERS & SERVICES — 3.85%
AmerisourceBergen Corp.	27,552	2,344,675
Cigna Corp.	36,165	5,010,299
McKesson Corp.	32,322	5,424,278
UnitedHealth Group Inc.	134,464	17,706,220

		30,485,472
HEALTH CARE TECHNOLOGY — 0.30%
Cerner Corp.[a]	42,727	2,398,694

		2,398,694
HOTELS, RESTAURANTS & LEISURE — 2.79%
Carnival Corp.	63,634	3,121,248
Chipotle Mexican Grill Inc.[a,b]	4,260	1,793,332
Hilton Worldwide Holdings Inc.	73,844	1,628,260
Marriott International Inc./MD Class A	26,947	1,888,715
Royal Caribbean Cruises Ltd.	24,035	1,860,309
Starbucks Corp.	209,071	11,756,063

		22,047,927
INDUSTRIAL CONGLOMERATES — 1.35%
Danaher Corp.	84,562	8,181,373
Roper Technologies Inc.	14,329	2,523,194

		10,704,567
INTERNET & CATALOG RETAIL — 6.43%
Amazon.com Inc.[a]	54,607	36,018,231
Netflix Inc.[a]	60,556	5,451,857

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
Priceline Group Inc. (The)[a]	7,017	$9,428,462

		50,898,550
INTERNET SOFTWARE & SERVICES — 12.62%
Alphabet Inc. Class Aa	41,384	29,294,906
Alphabet Inc. Class Ca	42,031	29,127,903
Facebook Inc. Class Aa	324,590	38,165,292
LinkedIn Corp. Class Aa	16,290	2,041,300
Twitter Inc.[a,b]	83,810	1,225,302

		99,854,703
IT SERVICES — 7.96%
Accenture PLC Class A	88,818	10,029,329
Alliance Data Systems Corp.[a]	8,399	1,707,601
Cognizant Technology Solutions Corp. Class Aa	86,154	5,028,809
Fidelity National Information Services Inc.	39,136	2,575,149
Fiserv Inc.[a]	31,482	3,076,421
MasterCard Inc. Class A	138,690	13,451,543
PayPal Holdings Inc.[a]	157,390	6,166,540
Visa Inc. Class A	271,443	20,966,257

		63,001,649
LIFE SCIENCES TOOLS & SERVICES — 1.38%
Illumina Inc.[a]	20,761	2,802,528
Thermo Fisher Scientific Inc.	56,053	8,085,645

		10,888,173
MEDIA — 7.88%
CBS Corp. Class B NVS	59,567	3,330,391
Comcast Corp. Class A	344,119	20,908,671
Sirius XM Holdings Inc.[a,b]	303,372	1,198,319
Time Warner Inc.	111,768	8,398,248
Twenty-First Century Fox Inc. Class A	158,244	4,788,463
Twenty-First Century Fox Inc. Class B	60,818	1,831,838
Walt Disney Co. (The)	212,308	21,922,924

		62,378,854
MULTILINE RETAIL — 0.42%
Dollar General Corp.	41,104	3,366,829

		3,366,829
OIL, GAS & CONSUMABLE FUELS — 0.48%
Pioneer Natural Resources Co.	23,060	3,830,266

		3,830,266

Security	Shares	Value
PERSONAL PRODUCTS — 0.38%
Estee Lauder Companies Inc. (The) Class A	31,396	$3,009,934

		3,009,934
PHARMACEUTICALS — 4.32%
Allergan PLC[a]	55,828	12,090,112
Bristol-Myers Squibb Co.	236,135	17,044,224
Perrigo Co. PLC	20,753	2,006,192
Zoetis Inc.	64,624	3,039,267

		34,179,795
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.03%
American Tower Corp.	59,963	6,288,919
AvalonBay Communities Inc.	19,359	3,422,478
Boston Properties Inc.	21,775	2,805,927
Crown Castle International Corp.	47,177	4,098,738
Equity Residential	51,601	3,512,480
Prologis Inc.	74,114	3,365,517
Public Storage	20,835	5,100,616
Simon Property Group Inc.	43,766	8,804,406
Vornado Realty Trust	25,129	2,405,599

		39,804,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.97%
Broadcom Ltd.	52,449	7,644,442

		7,644,442
SOFTWARE — 2.81%
Activision Blizzard Inc.	71,893	2,478,152
Adobe Systems Inc.[a]	70,468	6,639,495
Electronic Arts Inc.[a]	43,847	2,711,937
Intuit Inc.	36,284	3,660,693
salesforce.com inc.[a]	89,208	6,761,966

		22,252,243
SPECIALTY RETAIL — 6.82%
AutoZone Inc.[a]	4,268	3,266,002
Home Depot Inc. (The)	179,327	24,010,092
L Brands Inc.	35,972	2,816,248
Lowe’s Companies Inc.	129,439	9,839,953
O’Reilly Automotive Inc.[a]	13,731	3,606,859
Ross Stores Inc.	57,209	3,248,327
TJX Companies Inc. (The)	94,708	7,180,760

		53,968,241

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 9.29%
Apple Inc.	784,199	$73,510,814

		73,510,814
TEXTILES, APPAREL & LUXURY GOODS — 1.81%
NIKE Inc. Class B	190,936	11,253,768
VF Corp.	48,110	3,033,335

		14,287,103

TOTAL COMMON STOCKS
(Cost: $619,192,756)		790,208,272

SHORT-TERM INVESTMENTS — 0.61%

MONEY MARKET FUNDS — 0.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	3,830,579	3,830,579
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	209,006	209,006
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	765,370	765,370

		4,804,955

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,804,955)		4,804,955

TOTAL INVESTMENTS IN SECURITIES — 100.48%
(Cost: $623,997,711)		795,013,227
Other Assets, Less Liabilities — (0.48)%		(3,767,289)

NET ASSETS — 100.00%		$791,245,938

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 1.41%
Northrop Grumman Corp.	9,837	$2,028,980
Raytheon Co.	16,252	2,053,440

		4,082,420
AUTO COMPONENTS — 0.51%
Johnson Controls Inc.	35,281	1,460,633

		1,460,633
AUTOMOBILES — 1.83%
Ford Motor Co.	211,881	2,873,106
General Motors Co.	76,382	2,428,948

		5,302,054
BANKS — 10.47%
BB&T Corp.	44,171	1,562,770
JPMorgan Chase & Co.	199,496	12,608,147
PNC Financial Services Group Inc. (The)[a]	27,233	2,390,513
SunTrust Banks Inc.	27,520	1,148,685
Wells Fargo & Co.	251,108	12,550,378

		30,260,493
BEVERAGES — 3.28%
Coca-Cola Co. (The)	211,793	9,488,326

		9,488,326
CAPITAL MARKETS — 1.47%
Franklin Resources Inc.	20,224	755,164
Goldman Sachs Group Inc. (The)	21,366	3,506,374

		4,261,538
CHEMICALS — 1.64%
Dow Chemical Co. (The)	60,652	3,190,902
LyondellBasell Industries NV Class A	18,809	1,554,940

		4,745,842
COMMUNICATIONS EQUIPMENT — 2.60%
Cisco Systems Inc.	273,512	7,518,845

		7,518,845
CONSUMER FINANCE — 1.64%
Capital One Financial Corp.	28,662	2,074,842
Discover Financial Services	22,560	1,269,451
Synchrony Financial[b]	45,393	1,387,664

		4,731,957
CONTAINERS & PACKAGING — 0.33%
International Paper Co.	22,271	963,666

		963,666

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.39%
AT&T Inc.	334,347	$12,979,351
Verizon Communications Inc.	221,431	11,279,695

		24,259,046
ELECTRIC UTILITIES — 5.54%
American Electric Power Co. Inc.	26,713	1,696,275
Duke Energy Corp.	37,379	2,944,718
Edison International	17,751	1,255,173
Exelon Corp.	50,036	1,755,763
NextEra Energy Inc.	25,012	2,940,911
PG&E Corp.	26,820	1,560,924
PPL Corp.	36,695	1,381,200
Southern Co. (The)	49,609	2,485,411

		16,020,375
ELECTRICAL EQUIPMENT — 1.21%
Eaton Corp. PLC	24,970	1,579,852
Emerson Electric Co.	34,963	1,910,029

		3,489,881
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.39%
Corning Inc.	60,647	1,132,279

		1,132,279
ENERGY EQUIPMENT & SERVICES — 1.06%
Baker Hughes Inc.	23,718	1,147,003
Halliburton Co.	46,672	1,928,020

		3,075,023
FOOD & STAPLES RETAILING — 1.97%
Wal-Mart Stores Inc.	85,275	5,702,339

		5,702,339
FOOD PRODUCTS — 1.68%
Archer-Daniels-Midland Co.	32,426	1,295,095
Kellogg Co.	13,661	1,049,301
Kraft Heinz Co. (The)	32,314	2,522,754

		4,867,150
HOUSEHOLD PRODUCTS — 4.85%
Kimberly-Clark Corp.	19,614	2,455,477
Procter & Gamble Co. (The)	144,179	11,551,621

		14,007,098
INDUSTRIAL CONGLOMERATES — 5.40%
General Electric Co.	507,165	15,595,324

		15,595,324
INSURANCE — 5.76%
Aflac Inc.	22,855	1,576,309

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
Allstate Corp. (The)	20,600	$1,340,030
American International Group Inc.	62,521	3,489,922
Chubb Ltd.	25,024	2,949,329
Hartford Financial Services Group Inc. (The)	21,487	953,593
MetLife Inc.	59,601	2,688,005
Prudential Financial Inc.	24,248	1,882,615
Travelers Companies Inc. (The)	16,043	1,763,126

		16,642,929
INTERNET SOFTWARE & SERVICES — 0.50%
eBay Inc.[b]	59,029	1,442,078

		1,442,078
IT SERVICES — 2.43%
International Business Machines Corp.	48,049	7,012,271

		7,012,271
MACHINERY — 2.07%
Caterpillar Inc.	31,647	2,459,605
Cummins Inc.	8,782	1,027,758
Deere & Co.	16,311	1,371,918
PACCAR Inc.	19,033	1,121,234

		5,980,515
MEDIA — 0.27%
Viacom Inc. Class A	565	24,821
Viacom Inc. Class B NVS	18,767	767,570

		792,391
MULTI-UTILITIES — 1.65%
Consolidated Edison Inc.	15,904	1,186,438
Dominion Resources Inc./VA	32,412	2,316,486
Public Service Enterprise Group Inc.	27,588	1,272,634

		4,775,558
MULTILINE RETAIL — 1.13%
Macy’s Inc.	16,808	665,429
Target Corp.	32,729	2,601,955

		3,267,384
OIL, GAS & CONSUMABLE FUELS — 16.09%
Apache Corp.	20,618	1,121,619
Chevron Corp.	102,358	10,458,940
ConocoPhillips	67,186	3,210,819
Devon Energy Corp.	27,642	958,625
Exxon Mobil Corp.	225,725	19,954,090
Kinder Morgan Inc./DE	99,518	1,767,440
Marathon Petroleum Corp.	28,837	1,126,950
Occidental Petroleum Corp.	41,514	3,182,048
Phillips 66	25,512	2,094,790

Security	Shares	Value
Spectra Energy Corp.	36,375	$1,137,446
Valero Energy Corp.	25,596	1,506,837

		46,519,604
PHARMACEUTICALS — 6.58%
Merck & Co. Inc.	150,845	8,272,340
Pfizer Inc.	328,742	10,753,151

		19,025,491
ROAD & RAIL — 1.00%
CSX Corp.	52,428	1,429,712
Norfolk Southern Corp.	16,229	1,462,395

		2,892,107
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.90%
Intel Corp.	256,765	7,774,844
Micron Technology Inc.[b]	56,195	604,096

		8,378,940
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.94%
Hewlett Packard Enterprise Co.	93,392	1,555,911
HP Inc.	94,082	1,154,386

		2,710,297
TOBACCO — 2.86%
Philip Morris International Inc.	84,213	8,262,980

		8,262,980
WIRELESS TELECOMMUNICATION SERVICES — 0.05%
Sprint Corp.[b,c]	43,420	148,931

		148,931
TOTAL COMMON STOCKS (Cost: $268,994,266)		288,815,765

SHORT-TERM INVESTMENTS — 0.25%

MONEY MARKET FUNDS — 0.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[a,d,e]	155,000	155,000
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[a,d,e]	8,457	8,457
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[a,d]	564,677	564,677

		728,134

TOTAL SHORT-TERM INVESTMENTS
(Cost: $728,134)		728,134

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.15%
(Cost: $269,722,400)	$289,543,899
Other Assets, Less Liabilities — (0.15)%	(442,532)

NET ASSETS — 100.00%	$289,101,367

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.89%

AEROSPACE & DEFENSE — 1.94%
B/E Aerospace Inc.	37,137	$1,805,973
Huntington Ingalls Industries Inc.	17,013	2,462,972
Rockwell Collins Inc.	47,578	4,195,904
Spirit AeroSystems Holdings Inc. Class Aa	43,239	2,038,719

		10,503,568
AIR FREIGHT & LOGISTICS — 1.29%
CH Robinson Worldwide Inc.	51,970	3,688,311
Expeditors International of Washington Inc.	66,092	3,278,824

		6,967,135
AIRLINES — 0.59%
Alaska Air Group Inc.	45,252	3,187,098

		3,187,098
AUTO COMPONENTS — 1.32%
BorgWarner Inc.	79,382	2,851,402
Lear Corp.	27,339	3,147,539
Visteon Corp.[b]	13,924	1,109,325

		7,108,266
AUTOMOBILES — 0.59%
Harley-Davidson Inc.	66,792	3,194,661

		3,194,661
BANKS — 1.87%
Cullen/Frost Bankers Inc.	19,719	1,261,819
East West Bancorp. Inc.	52,382	1,963,801
PacWest Bancorp.	41,670	1,665,967
People’s United Financial Inc.	112,221	1,739,425
Synovus Financial Corp.	45,996	1,433,235
Zions BanCorp.	73,927	2,034,471

		10,098,718
BEVERAGES — 1.14%
Dr Pepper Snapple Group Inc.	68,011	6,182,880

		6,182,880
BUILDING PRODUCTS — 0.36%
Owens Corning	42,405	1,953,598

		1,953,598
CAPITAL MARKETS — 2.75%
Eaton Vance Corp. NVS	41,772	1,442,387
Invesco Ltd.	151,089	4,685,270
LPL Financial Holdings Inc.[b]	27,686	730,910
Northern Trust Corp.	78,193	5,557,959

Security	Shares	Value
Raymond James Financial Inc.	46,551	$2,428,566

		14,845,092
CHEMICALS — 4.22%
Airgas Inc.	23,654	3,369,276
Ashland Inc.	22,971	2,563,564
Axalta Coating Systems Ltd.[a]	49,870	1,419,799
FMC Corp.	48,645	2,104,383
International Flavors & Fragrances Inc.	28,978	3,462,002
NewMarket Corp.	3,623	1,471,155
RPM International Inc.	48,276	2,439,386
Scotts Miracle-Gro Co. (The) Class A	16,558	1,171,975
Valspar Corp. (The)	26,395	2,816,082
WR Grace & Co.[a]	25,708	1,971,289

		22,788,911
COMMERCIAL SERVICES & SUPPLIES — 1.45%
KAR Auction Services Inc.	50,057	1,882,143
Tyco International PLC	154,198	5,939,707

		7,821,850
COMMUNICATIONS EQUIPMENT — 1.63%
ARRIS International PLC[a,b]	64,852	1,476,680
Juniper Networks Inc.	127,785	2,990,169
Motorola Solutions Inc.	57,561	4,328,012

		8,794,861
CONSUMER FINANCE — 0.23%
Credit Acceptance Corp.[a,b]	3,641	714,619
OneMain Holdings Inc.[a]	16,458	523,694

		1,238,313
CONTAINERS & PACKAGING — 1.65%
AptarGroup Inc.	22,715	1,726,340
Graphic Packaging Holding Co.	118,360	1,571,821
Packaging Corp. of America	34,261	2,222,853
Sealed Air Corp.	71,105	3,367,533

		8,888,547
DIVERSIFIED CONSUMER SERVICES — 1.02%
H&R Block Inc.	85,833	1,737,260
Service Corp. International/U.S.	70,449	1,878,875
ServiceMaster Global Holdings Inc.[a]	48,949	1,875,725

		5,491,860
DIVERSIFIED FINANCIAL SERVICES — 0.89%
FNFV Group[a,b]	29,231	314,818
Leucadia National Corp.	121,241	2,022,300

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2016

Security	Shares	Value
Voya Financial Inc.	75,732	$2,459,018

		4,796,136
ELECTRIC UTILITIES — 0.45%
ITC Holdings Corp.	55,761	2,457,387

		2,457,387
ELECTRICAL EQUIPMENT — 1.38%
Hubbell Inc.	19,386	2,050,263
Rockwell Automation Inc.	47,732	5,416,150

		7,466,413
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.89%
CDW Corp./DE	54,446	2,096,171
FLIR Systems Inc.	50,054	1,512,131
Zebra Technologies Corp. Class Aa,b	18,853	1,179,444

		4,787,746
ENERGY EQUIPMENT & SERVICES — 0.47%
FMC Technologies Inc.[a]	82,482	2,514,876

		2,514,876
FOOD & STAPLES RETAILING — 0.93%
Casey’s General Stores Inc.	14,106	1,579,872
Whole Foods Market Inc.	117,771	3,424,781

		5,004,653
FOOD PRODUCTS — 2.18%
Flowers Foods Inc.	67,407	1,291,518
Hershey Co. (The)	52,041	4,845,537
McCormick & Co. Inc./MD	41,858	3,925,443
Pinnacle Foods Inc.	39,623	1,687,544

		11,750,042
GAS UTILITIES — 0.32%
Piedmont Natural Gas Co. Inc.	29,367	1,756,147

		1,756,147
HEALTH CARE EQUIPMENT & SUPPLIES — 2.48%
DENTSPLY SIRONA Inc.	87,639	5,223,284
Hologic Inc.[a]	89,613	3,010,101
Teleflex Inc.	15,129	2,356,796
Varian Medical Systems Inc.[a,b]	34,678	2,815,160

		13,405,341
HEALTH CARE PROVIDERS & SERVICES — 3.04%
Brookdale Senior Living Inc.[a]	66,936	1,235,638
DaVita HealthCare Partners Inc.[a]	60,123	4,443,090
Henry Schein Inc.[a,b]	29,772	5,022,536
Patterson Companies Inc.	30,194	1,308,910

Security	Shares	Value
Universal Health Services Inc. Class B	32,794	$4,383,902

		16,394,076
HEALTH CARE TECHNOLOGY — 0.26%
IMS Health Holdings Inc.[a]	53,449	1,423,881

		1,423,881
HOTELS, RESTAURANTS & LEISURE — 3.55%
Aramark	82,112	2,751,573
Darden Restaurants Inc.	41,920	2,609,520
Extended Stay America Inc.	25,270	395,476
MGM Resorts International[a]	171,721	3,657,657
Six Flags Entertainment Corp.	31,088	1,866,835
Starwood Hotels & Resorts Worldwide Inc.	61,164	5,008,108
Wyndham Worldwide Corp.	40,835	2,897,243

		19,186,412
HOUSEHOLD DURABLES — 4.24%
DR Horton Inc.	119,397	3,589,074
Leggett & Platt Inc.	49,318	2,430,884
Mohawk Industries Inc.[a]	23,077	4,445,323
Newell Brands Inc.	165,745	7,548,027
Whirlpool Corp.	28,058	4,886,020

		22,899,328
HOUSEHOLD PRODUCTS — 2.11%
Church & Dwight Co. Inc.	47,068	4,363,203
Clorox Co. (The)	46,995	5,885,184
Spectrum Brands Holdings Inc.	9,915	1,126,344

		11,374,731
INSURANCE — 4.95%
Alleghany Corp.[a]	5,609	2,923,860
AmTrust Financial Services Inc.	29,366	729,745
Arthur J Gallagher & Co.	64,281	2,959,497
Brown & Brown Inc.	41,880	1,470,407
Erie Indemnity Co. Class A	8,721	823,175
First American Financial Corp.	39,396	1,419,044
FNF Group	100,709	3,212,617
Markel Corp.[a]	5,062	4,551,295
Torchmark Corp.	40,996	2,373,258
Willis Towers Watson PLC	50,163	6,265,359

		26,728,257
INTERNET SOFTWARE & SERVICES — 0.24%
IAC/InterActiveCorp	27,888	1,292,330

		1,292,330

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2016

Security	Shares	Value
IT SERVICES — 0.43%
First Data Corp. Class Aa,b	65,241	$743,095
Genpact Ltd.[a]	56,095	1,564,490

		2,307,585
LEISURE PRODUCTS — 0.93%
Brunswick Corp./DE	32,898	1,580,091
Hasbro Inc.	40,759	3,449,842

		5,029,933
LIFE SCIENCES TOOLS & SERVICES — 1.72%
Agilent Technologies Inc.	118,927	4,866,493
PerkinElmer Inc.	39,913	2,012,413
Quintiles Transnational Holdings Inc.[a]	34,893	2,410,060

		9,288,966
MACHINERY — 4.73%
Allison Transmission Holdings Inc.	61,802	1,780,516
Graco Inc.	20,058	1,572,347
Ingersoll-Rand PLC	93,256	6,111,998
Pentair PLC	66,191	3,844,373
Snap-on Inc.	21,080	3,357,622
Stanley Black & Decker Inc.	55,310	6,190,295
Xylem Inc./NY	64,828	2,708,514

		25,565,665
MEDIA — 4.07%
Cinemark Holdings Inc.	38,136	1,321,412
Discovery Communications Inc. Class Aa,b	54,225	1,480,885
Discovery Communications Inc. Class C NVS[a,b]	86,499	2,316,443
DISH Network Corp. Class Aa	81,907	4,037,196
Interpublic Group of Companies Inc. (The)	145,910	3,347,175
Liberty Braves Group Class Aa	3,485	54,505
Liberty Braves Group Class Ca	6,931	103,412
Liberty Media Group Class Aa	8,712	159,430
Liberty Media Group Class Ca	17,329	311,922
Liberty SiriusXM Group Class Aa	34,850	1,142,035
Liberty SiriusXM Group Class Ca	69,317	2,219,530
News Corp. Class A	137,362	1,706,036
News Corp. Class B	38,880	503,885
Scripps Networks Interactive Inc. Class A	34,494	2,150,701
Tribune Media Co.	28,967	1,116,678

		21,971,245

Security	Shares	Value
METALS & MINING — 1.06%
Nucor Corp.	115,462	$5,747,698

		5,747,698
MULTILINE RETAIL — 0.44%
Nordstrom Inc.	46,663	2,385,879

		2,385,879
OIL, GAS & CONSUMABLE FUELS — 3.82%
Cheniere Energy Inc.[a]	85,508	3,324,551
Cimarex Energy Co.	34,401	3,745,581
Newfield Exploration Co.[a]	71,987	2,609,529
Noble Energy Inc.	155,436	5,612,794
Southwestern Energy Co.[a]	142,262	1,910,579
Tesoro Corp.	43,282	3,449,142

		20,652,176
PHARMACEUTICALS — 0.84%
Endo International PLC[a]	74,349	2,007,423
Mallinckrodt PLC[a]	40,676	2,543,064

		4,550,487
PROFESSIONAL SERVICES — 1.27%
Nielsen Holdings PLC	131,314	6,846,712

		6,846,712
REAL ESTATE INVESTMENT TRUSTS (REITS) — 14.54%
Alexandria Real Estate Equities Inc.	26,665	2,478,512
American Campus Communities Inc.	47,390	2,120,702
Apartment Investment & Management Co. Class A	56,937	2,280,896
Brixmor Property Group Inc.[b]	61,469	1,552,092
Camden Property Trust	31,586	2,549,938
Digital Realty Trust Inc.	53,098	4,671,562
Douglas Emmett Inc.	50,970	1,653,976
Duke Realty Corp.	125,619	2,747,288
Equity Lifestyle Properties Inc.	29,138	1,995,662
Forest City Realty Trust Inc.	78,364	1,628,404
Highwoods Properties Inc.	34,723	1,622,606
Host Hotels & Resorts Inc.	272,945	4,317,990
Iron Mountain Inc.[b]	69,966	2,555,858
Kimco Realty Corp.	150,103	4,220,896
Lamar Advertising Co. Class A	29,671	1,840,789
Liberty Property Trust[b]	53,167	1,855,528
Mid-America Apartment Communities Inc.	27,266	2,609,629
National Retail Properties Inc.[b]	51,270	2,243,575

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2016

Security	Shares	Value
Omega Healthcare Investors Inc.[b]	60,219	$2,033,596
Realty Income Corp.[b]	90,935	5,383,352
Regency Centers Corp.	35,459	2,613,328
SL Green Realty Corp.[b]	36,300	3,814,404
Spirit Realty Capital Inc.[b]	172,390	1,970,418
Taubman Centers Inc.	21,758	1,511,093
UDR Inc.	96,924	3,384,586
Weingarten Realty Investors[b]	41,190	1,520,735
Weyerhaeuser Co.	286,459	9,201,063
WP Carey Inc.	35,310	2,157,088

		78,535,566
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.93%
CBRE Group Inc. Class Aa	105,538	3,127,091
Jones Lang LaSalle Inc.	16,405	1,889,364

		5,016,455
ROAD & RAIL — 1.18%
Genesee & Wyoming Inc. Class Aa,b	20,588	1,340,485
Hertz Global Holdings Inc.[a]	141,278	1,308,234
Kansas City Southern	39,363	3,729,644

		6,378,363
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.71%
Cypress Semiconductor Corp.	114,093	1,030,260
Lam Research Corp.	57,652	4,404,613
Linear Technology Corp.	86,838	3,862,554
Maxim Integrated Products Inc.	103,907	3,711,558
Microchip Technology Inc.[b]	77,461	3,763,830
NVIDIA Corp.	185,471	6,589,785
Qorvo Inc.[a]	46,931	2,113,303
Teradyne Inc.	73,867	1,396,825
Xilinx Inc.	92,716	3,994,205

		30,866,933
SOFTWARE — 1.05%
Nuance Communications Inc.[a]	88,605	1,522,234
PTC Inc.[a]	41,390	1,509,079
Synopsys Inc.[a]	55,044	2,615,691

		5,647,004
SPECIALTY RETAIL — 2.25%
AutoNation Inc.[a,b]	26,948	1,364,916
Dick’s Sporting Goods Inc.	32,561	1,508,877
Foot Locker Inc.[b]	49,827	3,061,371
Penske Automotive Group Inc.	15,325	599,667
Tiffany & Co.	40,503	2,889,889

Security	Shares	Value
Urban Outfitters Inc.[a]	31,311	$949,350
Williams-Sonoma Inc.	30,055	1,766,633

		12,140,703
TEXTILES, APPAREL & LUXURY GOODS — 1.51%
Michael Kors Holdings Ltd.[a]	65,107	3,363,428
PVH Corp.	29,759	2,844,960
Ralph Lauren Corp.	21,145	1,970,925

		8,179,313
TRADING COMPANIES & DISTRIBUTORS — 1.73%
HD Supply Holdings Inc.[a]	66,947	2,294,943
United Rentals Inc.[a,b]	33,082	2,214,179
WW Grainger Inc.	20,583	4,827,125

		9,336,247
WATER UTILITIES — 1.25%
American Water Works Co. Inc.	64,587	4,699,350
Aqua America Inc.	64,416	2,039,411

		6,738,761

TOTAL COMMON STOCKS
(Cost: $509,665,232)		539,488,805

SHORT-TERM INVESTMENTS — 5.55%

MONEY MARKET FUNDS — 5.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	28,112,624	28,112,624
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,533,895	1,533,895
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	326,732	326,732

		29,973,251

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,973,251)		29,973,251

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 105.44%
(Cost: $539,638,483)	$569,462,056
Other Assets, Less Liabilities — (5.44)%	(29,399,849)

NET ASSETS — 100.00%	$540,062,207

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 2.00%
Hexcel Corp.	14,570	$659,584
Textron Inc.	41,719	1,613,691
TransDigm Group Inc.[a]	8,254	1,880,839

		4,154,114
AUTO COMPONENTS — 0.34%
Gentex Corp.	44,280	710,251

		710,251
BANKS — 2.24%
Bank of the Ozarks Inc.	12,562	518,811
First Republic Bank/CA	21,911	1,540,781
Investors Bancorp. Inc.	55,335	639,119
Signature Bank/New York NYa	8,191	1,128,966
SVB Financial Group[a]	7,921	826,002

		4,653,679
BEVERAGES — 0.93%
Brown-Forman Corp. Class A	4,309	446,886
Brown-Forman Corp. Class B	15,461	1,489,204

		1,936,090
BIOTECHNOLOGY — 3.45%
Alkermes PLC[a]	23,165	920,809
Alnylam Pharmaceuticals Inc.[a,b]	11,370	762,245
Anacor Pharmaceuticals Inc.[a,b]	6,816	427,636
Dyax Corp.	23,054	25,590
Intercept Pharmaceuticals Inc.[a,b]	2,669	402,325
Ionis Pharmaceuticals Inc.[a,b]	18,407	754,135
Medivation Inc.[a]	25,151	1,453,728
Neurocrine Biosciences Inc.[a]	12,245	558,127
OPKO Health Inc.[a,b]	49,222	529,136
Seattle Genetics Inc.[a,b]	16,517	586,023
United Therapeutics Corp.[a,b]	6,958	731,981

		7,151,735
BUILDING PRODUCTS — 2.70%
Allegion PLC	14,761	966,107
AO Smith Corp.	11,507	888,571
Fortune Brands Home & Security Inc.	24,234	1,342,806
Lennox International Inc.	6,106	824,005
Masco Corp.	51,385	1,578,033

		5,599,522
CAPITAL MARKETS — 1.95%
Affiliated Managers Group Inc.[a]	8,300	1,413,656

Security	Shares	Value
E*TRADE Financial Corp.[a]	43,434	$1,093,668
Legg Mason Inc.	16,491	529,526
SEI Investments Co.	21,115	1,015,209

		4,052,059
COMMERCIAL SERVICES & SUPPLIES — 2.31%
Cintas Corp.	13,470	1,209,337
Copart Inc.[a,b]	15,699	672,545
Rollins Inc.	14,462	388,594
Stericycle Inc.[a,b]	13,084	1,250,307
Waste Connections Inc.	18,790	1,264,191

		4,784,974
COMMUNICATIONS EQUIPMENT — 1.53%
Arista Networks Inc.[a,b]	5,434	362,013
F5 Networks Inc.[a]	10,564	1,106,579
Palo Alto Networks Inc.[a]	11,224	1,693,365

		3,161,957
CONSTRUCTION MATERIALS — 1.87%
Martin Marietta Materials Inc.	9,897	1,674,869
Vulcan Materials Co.	20,489	2,205,231

		3,880,100
CONSUMER FINANCE — 0.12%
LendingClub Corp.[a,b]	31,894	251,963

		251,963
DISTRIBUTORS — 0.73%
LKQ Corp.[a]	47,125	1,510,356

		1,510,356
DIVERSIFIED CONSUMER SERVICES — 0.21%
Bright Horizons Family Solutions Inc.[a]	6,613	433,945

		433,945
DIVERSIFIED FINANCIAL SERVICES — 1.34%
CBOE Holdings Inc.	12,549	777,536
FactSet Research Systems Inc.	6,325	953,494
MSCI Inc.	13,653	1,036,809

		2,767,839
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.04%
SBA Communications Corp. Class Aa	19,400	1,998,976
Zayo Group Holdings Inc.[a]	6,434	167,027

		2,166,003
ELECTRICAL EQUIPMENT — 2.11%
Acuity Brands Inc.	6,737	1,643,087
AMETEK Inc.	36,256	1,743,551

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
Sensata Technologies Holding NVa	26,112	$983,639

		4,370,277
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.16%
Amphenol Corp. Class A	47,333	2,642,601
IPG Photonics Corp.[a]	5,585	484,052
National Instruments Corp.	15,593	429,899
Trimble Navigation Ltd.[a]	38,541	923,057

		4,479,609
ENERGY EQUIPMENT & SERVICES — 0.42%
Core Laboratories NV	6,492	867,721

		867,721
FOOD PRODUCTS — 2.83%
Hain Celestial Group Inc. (The)[a,b]	15,878	664,653
Hormel Foods Corp.	41,550	1,601,753
Mead Johnson Nutrition Co.	28,695	2,500,769
WhiteWave Foods Co. (The)[a]	27,119	1,090,455

		5,857,630
HEALTH CARE EQUIPMENT & SUPPLIES — 6.15%
Align Technology Inc.[a,b]	11,124	803,041
Cooper Companies Inc. (The)	7,436	1,138,303
CR Bard Inc.	11,345	2,407,069
DexCom Inc.[a,b]	12,550	807,969
Edwards Lifesciences Corp.[a]	32,989	3,503,762
IDEXX Laboratories Inc.[a]	13,770	1,161,499
ResMed Inc.	21,537	1,201,765
STERIS PLC	13,167	930,512
West Pharmaceutical Services Inc.	11,096	790,035

		12,743,955
HEALTH CARE PROVIDERS & SERVICES — 2.54%
Acadia Healthcare Co. Inc.[a]	11,418	721,503
Centene Corp.[a]	26,161	1,620,936
Envision Healthcare Holdings Inc.[a,b]	28,794	651,608
MEDNAX Inc.[a,b]	14,454	1,030,426
Team Health Holdings Inc.[a,b]	11,169	467,199
VCA Inc.[a]	12,434	782,969

		5,274,641
HEALTH CARE TECHNOLOGY — 0.38%
athenahealth Inc.[a,b]	5,981	797,267

		797,267
HOTELS, RESTAURANTS & LEISURE — 2.05%
Domino’s Pizza Inc.	7,642	923,765
Dunkin’ Brands Group Inc.	14,044	653,046

Security	Shares	Value
Norwegian Cruise Line Holdings Ltd.[a]	24,166	$1,181,476
Panera Bread Co. Class Aa	3,527	756,506
Vail Resorts Inc.	5,643	731,558

		4,246,351
HOUSEHOLD DURABLES — 2.08%
Harman International Industries Inc.	10,961	841,366
Lennar Corp. Class A	27,708	1,255,450
Lennar Corp. Class B	1,519	54,623
NVR Inc.[a]	562	933,645
Tempur Sealy International Inc.[a,b]	9,567	580,430
Toll Brothers Inc.[a]	23,761	648,675

		4,314,189
INDUSTRIAL CONGLOMERATES — 0.48%
Carlisle Companies Inc.	9,857	1,004,428

		1,004,428
INSURANCE — 0.35%
White Mountains Insurance Group Ltd.	876	727,080

		727,080
INTERNET & CATALOG RETAIL — 2.87%
Expedia Inc.	18,224	2,109,793
Liberty Interactive Corp. QVC Group Series Aa	71,886	1,883,413
Liberty Ventures Series Aa	20,784	831,360
TripAdvisor Inc.[a]	17,512	1,131,100

		5,955,666
INTERNET SOFTWARE & SERVICES — 2.28%
Akamai Technologies Inc.[a]	27,192	1,386,520
CoStar Group Inc.[a]	4,981	982,801
Match Group Inc.[a,b]	5,925	67,545
MercadoLibre Inc.	4,870	608,214
Rackspace Hosting Inc.[a]	17,187	393,067
VeriSign Inc.[a,b]	14,813	1,279,843

		4,717,990
IT SERVICES — 7.12%
Broadridge Financial Solutions Inc.	18,266	1,093,038
DST Systems Inc.	4,888	589,884
Euronet Worldwide Inc.[a]	7,743	596,985
FleetCor Technologies Inc.[a]	11,900	1,840,692
Gartner Inc.[a]	12,652	1,102,875
Global Payments Inc.	23,548	1,699,695
Jack Henry & Associates Inc.	12,112	981,435

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
MAXIMUS Inc.	10,017	$529,899
Paychex Inc.	49,357	2,572,487
Sabre Corp.	31,296	906,019
Syntel Inc.[a]	4,898	208,312
Total System Services Inc.	25,903	1,324,679
Vantiv Inc. Class Aa	23,993	1,308,578

		14,754,578
LEISURE PRODUCTS — 0.44%
Polaris Industries Inc.	9,275	907,837

		907,837
LIFE SCIENCES TOOLS & SERVICES — 1.50%
Mettler-Toledo International Inc.[a,b]	4,149	1,485,135
Waters Corp.[a]	12,489	1,625,568

		3,110,703
MACHINERY — 2.58%
IDEX Corp.	11,659	954,872
Middleby Corp. (The)[a,b]	8,792	963,955
Nordson Corp.	8,212	630,107
Toro Co. (The)	8,348	721,684
WABCO Holdings Inc.[a]	8,179	917,357
Wabtec Corp./DE	14,126	1,171,469

		5,359,444
MEDIA — 1.31%
AMC Networks Inc. Class Aa	9,391	612,575
Liberty Broadband Corp. Class Aa	3,825	219,249
Liberty Broadband Corp. Class Ca	10,137	580,343
Lions Gate Entertainment Corp.	14,945	331,779
Live Nation Entertainment Inc.[a,b]	22,514	483,601
Madison Square Garden Co. (The)[a]	3,127	490,876

		2,718,423
MULTILINE RETAIL — 1.39%
Dollar Tree Inc.[a]	36,083	2,876,176

		2,876,176
OIL, GAS & CONSUMABLE FUELS — 4.68%
Antero Resources Corp.[a,b]	11,988	339,260
Cabot Oil & Gas Corp.	70,511	1,649,957
Columbia Pipeline Group Inc.	61,548	1,576,860
Concho Resources Inc.[a,b]	19,863	2,307,485
Diamondback Energy Inc.[a]	10,960	948,917
EQT Corp.	24,570	1,722,357
Range Resources Corp.	26,049	1,149,021

		9,693,857

Security	Shares	Value
PHARMACEUTICALS — 0.68%
Jazz Pharmaceuticals PLC[a]	9,401	$1,416,731

		1,416,731
PROFESSIONAL SERVICES — 3.05%
Equifax Inc.	18,260	2,195,765
IHS Inc. Class Aa	10,474	1,290,187
Robert Half International Inc.	20,129	771,142
TransUnion[a]	7,871	235,737
Verisk Analytics Inc. Class Aa	23,734	1,841,284

		6,334,115
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.87%
CubeSmart	26,604	787,745
Equinix Inc.	10,591	3,498,737
Essex Property Trust Inc.[b]	10,047	2,214,861
Extra Space Storage Inc.	19,253	1,635,542
Federal Realty Investment Trust	10,727	1,631,362
Kilroy Realty Corp.	14,212	921,080
Macerich Co. (The)	19,514	1,484,625

		12,173,952
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.67%
Howard Hughes Corp. (The)[a]	5,516	580,118
Realogy Holdings Corp.[a]	22,485	803,614

		1,383,732
ROAD & RAIL — 1.22%
AMERCO	940	330,880
Avis Budget Group Inc.[a]	14,979	375,973
JB Hunt Transport Services Inc.	13,693	1,134,876
Old Dominion Freight Line Inc.[a,b]	10,535	695,837

		2,537,566
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.16%
Cavium Inc.[a,b]	8,850	436,925
Skyworks Solutions Inc.	29,494	1,970,789

		2,407,714
SOFTWARE — 9.56%
ANSYS Inc.[a]	13,558	1,230,660
Autodesk Inc.[a]	34,604	2,070,011
Cadence Design Systems Inc.[a]	46,938	1,088,492
CDK Global Inc.	23,858	1,134,925
Citrix Systems Inc.[a]	23,674	1,937,480
FireEye Inc.[a]	22,062	382,776
Fortinet Inc.[a]	22,475	730,662
Guidewire Software Inc.[a]	11,027	628,208
Manhattan Associates Inc.[a]	11,193	677,624

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
NetSuite Inc.[a,b]	5,763	$467,034
Red Hat Inc.[a]	28,092	2,061,110
ServiceNow Inc.[a]	22,975	1,642,253
Splunk Inc.[a]	19,924	1,035,649
SS&C Technologies Holdings Inc.	12,386	757,404
Tableau Software Inc. Class Aa	8,069	417,167
Tyler Technologies Inc.[a]	5,048	739,078
Ultimate Software Group Inc. (The)[a]	4,428	870,501
VMware Inc. Class Aa,b	11,944	679,733
Workday Inc. Class Aa,b	17,052	1,278,559

		19,829,326
SPECIALTY RETAIL — 4.52%
Advance Auto Parts Inc.	11,273	1,759,715
CarMax Inc.[a]	30,110	1,594,324
Office Depot Inc.[a]	76,019	446,992
Restoration Hardware Holdings Inc.[a]	5,797	250,836
Signet Jewelers Ltd.	12,223	1,326,929
Tractor Supply Co.	20,565	1,946,683
Ulta Salon Cosmetics & Fragrance Inc.[a]	9,803	2,041,769

		9,367,248
TEXTILES, APPAREL & LUXURY GOODS — 3.37%
Carter’s Inc.	7,938	846,746
Columbia Sportswear Co.	4,424	259,114
Hanesbrands Inc.	60,203	1,747,693
lululemon athletica Inc.[a]	16,810	1,101,895
Skechers U.S.A. Inc. Class Aa	20,018	661,595
Under Armour Inc.[a,b]	27,956	1,140,605
Under Armour Inc. Class Aa,b	27,956	1,228,387

		6,986,035
THRIFTS & MORTGAGE FINANCE — 0.09%
TFS Financial Corp.	10,283	184,066

		184,066
TRADING COMPANIES & DISTRIBUTORS — 1.26%
Fastenal Co.	44,400	2,077,476
Watsco Inc.	3,972	534,115

		2,611,591

TOTAL COMMON STOCKS
(Cost: $173,719,940)		207,224,485

Security	Shares	Value
SHORT-TERM INVESTMENTS — 10.13%

MONEY MARKET FUNDS — 10.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	19,797,137	$19,797,137
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,080,181	1,080,181
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	123,137	123,137

		21,000,455

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,000,455)		21,000,455

TOTAL INVESTMENTS IN SECURITIES — 110.06%
(Cost: $194,720,395)		228,224,940
Other Assets, Less Liabilities — (10.06)%		(20,869,557)

NET ASSETS — 100.00%		$207,355,383

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 1.09%
L-3 Communications Holdings Inc.	10,796	$1,419,997
Orbital ATK Inc.	8,161	710,007

		2,130,004
AIRLINES — 0.45%
JetBlue Airways Corp.[a]	44,542	881,486

		881,486
AUTO COMPONENTS — 1.32%
Autoliv Inc.	12,220	1,496,583
Goodyear Tire & Rubber Co. (The)	37,046	1,073,223

		2,569,806
BANKS — 6.73%
BOK Financial Corp.[b]	2,949	177,471
CIT Group Inc.	23,698	819,240
Citizens Financial Group Inc.	73,227	1,673,237
Comerica Inc.	24,261	1,077,188
Commerce Bancshares Inc./MO	11,542	540,396
Fifth Third Bancorp.	108,915	1,994,234
Huntington Bancshares Inc./OH	110,291	1,109,527
KeyCorp	115,920	1,424,657
M&T Bank Corp.	22,111	2,616,174
Regions Financial Corp.	178,696	1,676,168

		13,108,292
BEVERAGES — 2.04%
Coca-Cola Enterprises Inc.	29,102	1,527,273
Molson Coors Brewing Co. Class B	25,552	2,443,538

		3,970,811
CHEMICALS — 3.47%
Albemarle Corp.	15,572	1,030,244
Celanese Corp. Series A	20,354	1,439,028
CF Industries Holdings Inc.	32,335	1,069,318
Eastman Chemical Co.	20,507	1,566,325
Mosaic Co. (The)	48,904	1,368,823
Westlake Chemical Corp.	5,453	273,686

		6,747,424
COMMERCIAL SERVICES & SUPPLIES — 1.58%
ADT Corp. (The)	22,935	962,811
Pitney Bowes Inc.	26,574	557,257
Republic Services Inc.	33,012	1,553,875

		3,073,943

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 1.26%
Brocade Communications Systems Inc.	55,613	$534,441
CommScope Holding Co. Inc.[a,b]	17,550	533,695
Harris Corp.	17,293	1,383,613

		2,451,749
CONSTRUCTION & ENGINEERING — 1.83%
AECOM[a,b]	21,172	687,878
Chicago Bridge & Iron Co. NV	13,103	527,396
Fluor Corp.	19,272	1,053,408
Jacobs Engineering Group Inc.[a]	16,999	757,815
Quanta Services Inc.[a]	22,171	525,896

		3,552,393
CONSUMER FINANCE — 0.99%
Ally Financial Inc.[a,b]	60,817	1,083,151
Navient Corp.	47,558	650,118
Santander Consumer USA Holdings Inc.[a]	14,979	197,273

		1,930,542
CONTAINERS & PACKAGING — 3.45%
Avery Dennison Corp.	12,407	900,872
Ball Corp.	19,660	1,403,331
Bemis Co. Inc.	13,136	659,165
Berry Plastics Group Inc.[a]	16,648	599,661
Crown Holdings Inc.[a]	19,341	1,024,299
Sonoco Products Co.	14,007	656,788
WestRock Co.	35,216	1,473,790

		6,717,906
DISTRIBUTORS — 1.03%
Genuine Parts Co.	20,789	1,995,120

		1,995,120
DIVERSIFIED FINANCIAL SERVICES — 0.50%
Nasdaq Inc.	15,915	982,115

		982,115
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.66%
CenturyLink Inc.	75,591	2,339,541
Frontier Communications Corp.	162,058	901,043

		3,240,584
ELECTRIC UTILITIES — 7.10%
Alliant Energy Corp.	15,741	1,110,055
Entergy Corp.	24,823	1,866,193
Eversource Energy	44,085	2,488,158
FirstEnergy Corp.	58,902	1,919,616
Great Plains Energy Inc.	21,384	667,822

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
OGE Energy Corp.	27,705	$819,791
Pinnacle West Capital Corp.	15,400	1,118,810
Westar Energy Inc.	19,648	1,014,033
Xcel Energy Inc.	70,525	2,823,116

		13,827,594
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.19%
Arrow Electronics Inc.[a]	12,617	783,516
Avnet Inc.	18,210	748,795
Flextronics International Ltd.[a]	76,103	924,652
Ingram Micro Inc. Class A	20,582	719,341
Jabil Circuit Inc.	26,436	458,929
Keysight Technologies Inc.[a]	23,766	619,817

		4,255,050
ENERGY EQUIPMENT & SERVICES — 2.49%
Ensco PLC Class A	40,559	485,086
Helmerich & Payne Inc.	14,984	990,742
National Oilwell Varco Inc.	52,294	1,884,676
Oceaneering International Inc.	13,605	498,623
Weatherford International PLC[a]	122,015	991,982

		4,851,109
FOOD & STAPLES RETAILING — 0.60%
Rite Aid Corp.[a]	145,144	1,168,409

		1,168,409
FOOD PRODUCTS — 6.04%
Bunge Ltd.	19,764	1,235,250
Campbell Soup Co.	25,021	1,544,046
ConAgra Foods Inc.	60,328	2,688,216
Ingredion Inc.	9,973	1,147,793
JM Smucker Co. (The)	16,641	2,113,074
Pilgrim’s Pride Corp.[a]	8,864	238,530
Seaboard Corp.[a]	38	114,114
Tyson Foods Inc. Class A	40,733	2,681,046

		11,762,069
GAS UTILITIES — 2.23%
AGL Resources Inc.	16,701	1,099,928
Atmos Energy Corp.	14,158	1,027,163
National Fuel Gas Co.	11,763	652,847
Questar Corp.	24,278	608,649
UGI Corp.	23,849	959,684

		4,348,271
HEALTH CARE EQUIPMENT & SUPPLIES — 0.24%
Alere Inc.[a]	11,967	466,713

		466,713

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 1.67%
Laboratory Corp. of America Holdings[a]	14,109	$1,768,140
Quest Diagnostics Inc.	19,805	1,488,742

		3,256,882
HOTELS, RESTAURANTS & LEISURE — 0.51%
Wynn Resorts Ltd.	11,293	997,172

		997,172
HOUSEHOLD DURABLES — 0.77%
Garmin Ltd.	16,318	695,636
PulteGroup Inc.	44,077	810,576

		1,506,212
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.23%
AES Corp./VA	91,522	1,021,385
Calpine Corp.[a]	45,543	718,669
NRG Energy Inc.	43,684	659,628

		2,399,682
INSURANCE — 8.59%
American Financial Group Inc./OH	9,851	680,803
Arch Capital Group Ltd.[a]	17,012	1,199,176
Assurant Inc.	8,987	760,031
Assured Guaranty Ltd.	19,612	507,362
Axis Capital Holdings Ltd.	13,372	712,327
Cincinnati Financial Corp.	20,519	1,354,459
Endurance Specialty Holdings Ltd.	8,542	546,517
Everest Re Group Ltd.	5,927	1,095,902
Lincoln National Corp.	33,427	1,452,403
Loews Corp.	37,152	1,474,191
Old Republic International Corp.	33,809	625,128
Principal Financial Group Inc.	37,629	1,606,006
Reinsurance Group of America Inc.	9,047	861,455
RenaissanceRe Holdings Ltd.	5,682	630,191
Unum Group	33,136	1,133,583
WR Berkley Corp.	13,605	761,880
XL Group PLC	40,480	1,324,910

		16,726,324
IT SERVICES — 2.41%
Booz Allen Hamilton Holding Corp.	15,874	437,646
Computer Sciences Corp.	19,154	634,572
CSRA Inc.	18,907	490,826
Teradata Corp.[a,b]	18,464	467,139
Western Union Co. (The)	69,629	1,392,580

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
Xerox Corp.	132,085	$1,268,016

		4,690,779
LEISURE PRODUCTS — 0.76%
Mattel Inc.	47,308	1,470,806

		1,470,806
MACHINERY — 3.36%
AGCO Corp.	9,841	526,198
Donaldson Co. Inc.	17,114	559,286
Dover Corp.	21,505	1,412,878
Flowserve Corp.	18,045	880,776
Lincoln Electric Holdings Inc.	8,925	559,330
Parker-Hannifin Corp.	18,784	2,179,320
Trinity Industries Inc.	21,325	416,051

		6,533,839
MARINE — 0.25%
Kirby Corp.[a]	7,482	477,501

		477,501
MEDIA — 0.90%
Cablevision Systems Corp. Class A	30,870	1,030,749
TEGNA Inc.	30,481	712,036

		1,742,785
METALS & MINING — 4.43%
Alcoa Inc.	182,863	2,042,580
Freeport-McMoRan Inc.	173,693	2,431,702
Newmont Mining Corp.	73,427	2,567,742
Reliance Steel & Aluminum Co.	9,970	737,481
Steel Dynamics Inc.	33,737	850,510

		8,630,015
MULTI-UTILITIES — 6.71%
Ameren Corp.	33,757	1,620,336
CenterPoint Energy Inc.	59,691	1,280,372
CMS Energy Corp.	38,562	1,568,702
DTE Energy Co.	24,951	2,224,631
MDU Resources Group Inc.	27,089	543,405
NiSource Inc.	44,357	1,007,347
SCANA Corp.	19,827	1,361,917
TECO Energy Inc.	32,670	907,246
WEC Energy Group Inc.	43,869	2,553,615

		13,067,571
MULTILINE RETAIL — 0.60%
Kohl’s Corp.	26,333	1,166,552

		1,166,552

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 4.45%
Chesapeake Energy Corp.	71,789	$493,190
Continental Resources Inc./OKa,b	11,384	424,168
Energen Corp.	13,478	572,680
Hess Corp.	36,815	2,194,910
HollyFrontier Corp.	24,488	871,773
Marathon Oil Corp.	117,053	1,649,277
Murphy Oil Corp.	22,435	801,827
ONEOK Inc.	29,132	1,053,122
Western Refining Inc.	9,478	253,631
Whiting Petroleum Corp.[a,b]	28,456	341,472

		8,656,050
PERSONAL PRODUCTS — 0.62%
Edgewell Personal Care Co.	8,235	675,846
Herbalife Ltd.[a]	8,987	520,797

		1,196,643
PROFESSIONAL SERVICES — 0.68%
Dun & Bradstreet Corp. (The)	5,019	554,148
ManpowerGroup Inc.	10,030	772,611

		1,326,759
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.17%
American Capital Agency Corp.	48,061	882,881
Annaly Capital Management Inc.	131,490	1,370,126
DDR Corp.	42,198	738,465
Hospitality Properties Trust[b]	20,345	520,628
NorthStar Realty Finance Corp.	26,215	335,290
Senior Housing Properties Trust	32,944	579,155
Starwood Property Trust Inc.	32,972	638,338
VEREIT Inc.	125,542	1,114,813

		6,179,696
ROAD & RAIL — 0.26%
Ryder System Inc.	7,429	512,007

		512,007
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.77%
First Solar Inc.[a]	10,589	591,290
KLA-Tencor Corp.	21,596	1,510,424
Marvell Technology Group Ltd.	65,343	652,123
ON Semiconductor Corp.[a]	57,253	542,186
SunPower Corp.[a,b]	7,655	154,172

		3,450,195
SOFTWARE — 1.35%
CA Inc.	41,050	1,217,543

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
Symantec Corp.	84,614	$1,408,400

		2,625,943
SPECIALTY RETAIL — 2.81%
Bed Bath & Beyond Inc.[a,b]	22,694	1,071,611
Best Buy Co. Inc.	39,084	1,253,815
GameStop Corp. Class A	14,552	477,305
Gap Inc. (The)	31,393	727,690
Michaels Companies Inc. (The)[a]	13,045	370,869
Sally Beauty Holdings Inc.[a]	21,068	661,535
Staples Inc.	89,584	913,757

		5,476,582
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.96%
NCR Corp.[a]	17,174	499,592
NetApp Inc.	40,104	948,058
SanDisk Corp.	27,948	2,099,733
Seagate Technology PLC	41,122	895,226
Western Digital Corp.	32,292	1,319,613

		5,762,222
TEXTILES, APPAREL & LUXURY GOODS — 0.80%
Coach Inc.	38,527	1,551,482

		1,551,482
THRIFTS & MORTGAGE FINANCE — 0.52%
New York Community Bancorp. Inc.	67,470	1,014,074

		1,014,074

TOTAL COMMON STOCKS
(Cost: $173,534,309)		194,449,163

SHORT-TERM INVESTMENTS — 2.07%

MONEY MARKET FUNDS — 2.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	3,668,539	3,668,539
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	200,165	200,165
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	158,892	158,892

		4,027,596

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,027,596)		4,027,596

Value
TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $177,561,905)	$198,476,759
Other Assets, Less Liabilities — (1.94)%	(3,774,359)

NET ASSETS — 100.00%	$194,702,400

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 1.97%
BWX Technologies Inc.	40,121	$1,339,640
Curtiss-Wright Corp.	16,778	1,284,859
Teledyne Technologies Inc.[a,b]	12,987	1,207,142

		3,831,641
AIR FREIGHT & LOGISTICS — 0.78%
Hub Group Inc. Class Aa	13,106	504,843
XPO Logistics Inc.[a,b]	33,468	1,008,726

		1,513,569
AIRLINES — 0.99%
Hawaiian Holdings Inc.[a]	17,909	753,431
Spirit Airlines Inc.[a,b]	26,948	1,183,826

		1,937,257
AUTO COMPONENTS — 0.04%
Metaldyne Performance Group Inc.	4,565	72,720

		72,720
AUTOMOBILES — 0.56%
Thor Industries Inc.	17,205	1,101,464

		1,101,464
BANKS — 9.40%
BankUnited Inc.	39,001	1,345,535
Banner Corp.	7,711	329,877
BBCN Bancorp. Inc.	29,979	468,272
Cathay General Bancorp.	27,810	848,761
Columbia Banking System Inc.	21,784	642,410
Community Bank System Inc.	16,544	654,646
CVB Financial Corp.[b]	37,195	639,010
First Citizens BancShares Inc./NC Class A	3,360	856,800
First Financial Bankshares Inc.	24,891	805,971
First Horizon National Corp.	89,550	1,260,864
First Midwest Bancorp. Inc./IL	29,559	546,250
Glacier Bancorp. Inc.	28,685	742,655
Home BancShares Inc./AR	23,010	989,200
Independent Bank Corp./Rockland MA	9,867	464,045
LegacyTexas Financial Group Inc.	16,409	404,646
MB Financial Inc.	25,803	896,912
Prosperity Bancshares Inc.	24,736	1,305,319
Renasant Corp.	13,760	472,518
Simmons First National Corp. Class A	10,752	502,118
South State Corp.	9,119	638,148
Texas Capital Bancshares Inc.[a,b]	17,309	793,098
Umpqua Holdings Corp.	82,988	1,313,700

Security	Shares	Value
United Community Banks Inc./GA	22,863	$460,232
Wintrust Financial Corp.	18,245	949,105

		18,330,092
BIOTECHNOLOGY — 1.28%
Alder Biopharmaceuticals Inc.[a,b]	16,011	425,092
Exelixis Inc.[a,b]	79,117	364,729
Kite Pharma Inc.[a,b]	15,974	739,277
Portola Pharmaceuticals Inc.[a]	21,235	504,544
TESARO Inc.[a,b]	11,039	457,456

		2,491,098
BUILDING PRODUCTS — 0.68%
Armstrong World Industries Inc.[a]	18,151	740,742
Universal Forest Products Inc.	7,595	582,157

		1,322,899
CAPITAL MARKETS — 1.82%
Evercore Partners Inc. Class A	14,691	758,643
Federated Investors Inc. Class B	35,325	1,116,270
Janus Capital Group Inc.	55,330	807,818
Stifel Financial Corp.[a,b]	26,204	862,374

		3,545,105
CHEMICALS — 2.90%
Chemtura Corp.[a]	25,330	705,441
HB Fuller Co.	18,778	839,752
Innospec Inc.	9,081	439,157
Minerals Technologies Inc.	13,144	787,326
Platform Specialty Products Corp.[a,b]	57,037	587,481
PolyOne Corp.	32,138	1,156,325
Sensient Technologies Corp.	16,943	1,139,417

		5,654,899
COMMERCIAL SERVICES & SUPPLIES — 3.32%
Brink’s Co. (The)	18,433	623,773
Clean Harbors Inc.[a]	19,755	975,897
Covanta Holding Corp.	50,191	816,105
Deluxe Corp.	18,450	1,158,291
G&K Services Inc. Class A	7,455	526,696
Matthews International Corp. Class A	12,448	655,263
MSA Safety Inc.	11,992	576,695
Steelcase Inc. Class A	33,962	518,260
UniFirst Corp./MA	5,763	624,594

		6,475,574
COMMUNICATIONS EQUIPMENT — 0.86%
InterDigital Inc./PA	13,148	749,173
Polycom Inc.[a]	50,408	602,376
Ubiquiti Networks Inc.[a,b]	9,326	332,192

		1,683,741

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2016

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 1.61%
EMCOR Group Inc.	22,857	$1,108,107
KBR Inc.	53,395	830,826
Valmont Industries Inc.	8,586	1,205,303

		3,144,236
CONSUMER FINANCE — 0.54%
First Cash Financial Services Inc.	10,598	484,646
PRA Group Inc.[a]	17,320	574,678

		1,059,324
DIVERSIFIED CONSUMER SERVICES — 0.39%
Graham Holdings Co. Class B	1,614	769,136

		769,136
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.32%
Atlantic Tele-Network Inc.	4,080	293,393
Vonage Holdings Corp.[a,b]	69,739	325,681

		619,074
ELECTRICAL EQUIPMENT — 0.98%
EnerSys	16,369	955,459
Generac Holdings Inc.[a,b]	25,309	964,779

		1,920,238
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.10%
Belden Inc.	15,822	999,001
Dolby Laboratories Inc. Class A	18,600	885,546
Itron Inc.[a]	14,291	587,646
Knowles Corp.[a,b]	33,433	446,999
VeriFone Systems Inc.[a]	41,505	1,181,233

		4,100,425
ENERGY EQUIPMENT & SERVICES — 0.21%
Forum Energy Technologies Inc.[a]	24,360	407,786

		407,786
FOOD & STAPLES RETAILING — 0.50%
Performance Food Group Co.[a]	5,755	148,939
Smart & Final Stores Inc.[a]	9,982	158,914
United Natural Foods Inc.[a]	18,970	676,660

		984,513
FOOD PRODUCTS — 2.91%
B&G Foods Inc.	23,390	963,902
Lancaster Colony Corp.	7,327	853,595
Post Holdings Inc.[a,b]	24,133	1,733,715
Tootsie Roll Industries Inc.[b]	6,826	243,279
TreeHouse Foods Inc.[a,b]	21,228	1,876,555

		5,671,046

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.62%
CONMED Corp.	9,674	$400,697
Greatbatch Inc.[a]	9,478	329,834
Haemonetics Corp.[a]	19,171	621,716
Hill-Rom Holdings Inc.	21,413	1,035,319
Integra LifeSciences Holdings Corp.[a]	10,881	770,592

		3,158,158
HEALTH CARE PROVIDERS & SERVICES — 2.93%
Amedisys Inc.[a]	10,674	549,604
HealthSouth Corp.	34,452	1,428,380
Premier Inc.[a]	17,035	575,953
Surgical Care Affiliates Inc.[a]	10,220	494,137
Tenet Healthcare Corp.[a,b]	37,115	1,176,174
WellCare Health Plans Inc.[a]	16,564	1,490,595

		5,714,843
HOTELS, RESTAURANTS & LEISURE — 4.32%
Bloomin’ Brands Inc.	44,840	838,508
Boyd Gaming Corp.[a,b]	30,271	564,251
Brinker International Inc.	21,526	997,084
Cheesecake Factory Inc. (The)	17,017	868,037
Choice Hotels International Inc.	13,239	670,688
Cracker Barrel Old Country Store Inc.[b]	9,023	1,321,057
DineEquity Inc.	6,247	537,242
Pinnacle Entertainment Inc.[a]	22,622	249,747
SeaWorld Entertainment Inc.[b]	25,305	504,329
Texas Roadhouse Inc.	23,787	968,607
Wendy’s Co. (The)	82,457	895,483

		8,415,033
HOUSEHOLD DURABLES — 0.33%
TRI Pointe Group Inc.[a]	55,007	638,081

		638,081
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.67%
Dynegy Inc.[a]	41,713	735,400
Ormat Technologies Inc.	13,107	568,844

		1,304,244
INSURANCE — 2.21%
Argo Group International Holdings Ltd.	10,484	576,305
Enstar Group Ltd.[a]	4,379	693,809
FBL Financial Group Inc. Class A	3,730	225,553
National General Holdings Corp.	22,857	461,483
Navigators Group Inc. (The)[a]	4,118	340,188
Primerica Inc.	18,057	894,905
RLI Corp.	14,024	872,012

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2016

Security	Shares	Value
Third Point Reinsurance Ltd.[a,b]	21,418	$243,737

		4,307,992
INTERNET & CATALOG RETAIL — 0.79%
Liberty TripAdvisor Holdings Inc. Class Aa	25,350	559,221
Shutterfly Inc.[a]	13,163	605,235
Wayfair Inc. Class Aa,b	9,718	366,854

		1,531,310
INTERNET SOFTWARE & SERVICES — 0.57%
j2 Global Inc.	17,420	1,106,518

		1,106,518
IT SERVICES — 2.66%
Cardtronics Inc.[a,b]	17,003	670,258
Convergys Corp.	36,396	964,494
CoreLogic Inc./U.S.[a]	33,251	1,179,745
NeuStar Inc. Class Aa,b	15,201	357,072
Science Applications International Corp.	15,596	827,992
Sykes Enterprises Inc.[a]	14,611	425,911
TeleTech Holdings Inc.	6,185	171,881
Travelport Worldwide Ltd.	42,844	597,674

		5,195,027
LEISURE PRODUCTS — 0.57%
Vista Outdoor Inc.[a]	23,033	1,105,123

		1,105,123
LIFE SCIENCES TOOLS & SERVICES — 2.24%
Bio-Rad Laboratories Inc. Class Aa	7,855	1,114,232
Bruker Corp.	41,756	1,181,695
Charles River Laboratories International Inc.[a,b]	17,604	1,395,469
VWR Corp.[a,b]	25,630	682,783

		4,374,179
MACHINERY — 4.17%
American Railcar Industries Inc.[b]	3,256	133,529
Barnes Group Inc.	19,041	618,642
CLARCOR Inc.	18,367	1,079,429
EnPro Industries Inc.	8,223	481,703
Franklin Electric Co. Inc.	14,342	453,064
Greenbrier Companies Inc. (The)	9,730	291,803
Hillenbrand Inc.	23,753	719,953
ITT Corp.	33,714	1,293,606
Mueller Industries Inc.	21,552	680,181
Mueller Water Products Inc. Class A	60,613	651,590
Watts Water Technologies Inc. Class A	10,577	590,937

Security	Shares	Value
Woodward Inc.	20,993	$1,138,030

		8,132,467
MARINE — 0.33%
Matson Inc.	16,381	636,893

		636,893
MEDIA — 2.56%
Cable One Inc.	1,650	757,284
EW Scripps Co. (The) Class Aa	20,000	303,600
John Wiley & Sons Inc. Class A	18,242	904,621
Media General Inc.[a]	35,724	619,097
MSG Networks Inc. Class Aa	23,071	394,283
New York Times Co. (The) Class A	46,362	594,361
Nexstar Broadcasting Group Inc. Class Ab	11,496	590,090
Sinclair Broadcast Group Inc. Class A	25,845	828,849

		4,992,185
METALS & MINING — 1.27%
Carpenter Technology Corp.	17,676	625,907
Kaiser Aluminum Corp.	6,773	642,284
Stillwater Mining Co.[a,b]	45,606	556,393
Worthington Industries Inc.	17,185	648,734

		2,473,318
OIL, GAS & CONSUMABLE FUELS — 0.96%
CONSOL Energy Inc.	86,245	1,297,987
Laredo Petroleum Inc.[a,b]	46,465	565,944

		1,863,931
PERSONAL PRODUCTS — 0.93%
Coty Inc. Class A	25,759	783,074
Nu Skin Enterprises Inc. Class A	21,570	879,409
Revlon Inc. Class Aa	4,145	151,002

		1,813,485
PHARMACEUTICALS — 1.04%
Catalent Inc.[a,b]	37,064	1,094,500
Medicines Co. (The)[a,b]	26,173	931,497

		2,025,997
PROFESSIONAL SERVICES — 0.53%
Huron Consulting Group Inc.[a]	8,140	452,665
Korn/Ferry International	21,600	586,224

		1,038,889
REAL ESTATE INVESTMENT TRUSTS (REITS) — 21.56%
Alexander’s Inc.	1,415	541,478
American Assets Trust Inc.	14,803	587,235
American Homes 4 Rent Class A	68,994	1,091,485

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2016

Security	Shares	Value
Apple Hospitality REIT Inc.	58,830	$1,113,652
Care Capital Properties Inc.	31,584	842,345
Chesapeake Lodging Trust	22,613	556,958
Columbia Property Trust Inc.	46,875	1,045,313
Corporate Office Properties Trust	35,627	914,901
Corrections Corp. of America	44,179	1,343,925
DCT Industrial Trust Inc.	33,283	1,343,635
DiamondRock Hospitality Co.[b]	75,677	674,282
EastGroup Properties Inc.	12,113	723,752
Empire State Realty Trust Inc. Class A	44,269	819,419
Equity One Inc.	34,185	967,436
FelCor Lodging Trust Inc.	49,835	356,819
First Industrial Realty Trust Inc.	41,399	949,693
Gaming and Leisure Properties Inc.	64,099	2,101,796
Global Net Lease Inc.	63,649	539,107
Gramercy Property Trust[b]	158,374	1,341,428
Healthcare Realty Trust Inc.[b]	38,517	1,166,295
Healthcare Trust of America Inc. Class A	51,116	1,476,741
Kite Realty Group Trust	31,436	856,002
LaSalle Hotel Properties[b]	42,557	1,017,112
LTC Properties Inc.[b]	14,146	656,233
Medical Properties Trust Inc.[b]	89,627	1,192,935
Monogram Residential Trust Inc.[b]	62,819	636,356
National Health Investors Inc.	12,884	877,272
New York REIT Inc.[b]	61,349	603,061
Parkway Properties Inc./Md	30,746	505,772
Post Properties Inc.	20,219	1,159,762
Potlatch Corp.[b]	15,349	540,592
PS Business Parks Inc.	7,338	702,687
Ramco-Gershenson Properties Trust[b]	29,662	525,314
Rayonier Inc.[b]	46,250	1,141,450
Retail Opportunity Investments Corp.[b]	37,545	738,510
Retail Properties of America Inc. Class A	89,402	1,429,538
RLJ Lodging Trust[b]	47,373	998,149
Sabra Health Care REIT Inc.	24,441	515,461
STAG Industrial Inc.[b]	25,675	512,473
STORE Capital Corp.	53,019	1,360,998
Sun Communities Inc.	24,021	1,630,305
Sunstone Hotel Investors Inc.[b]	81,166	1,039,736
Tanger Factory Outlet Centers Inc.[b]	35,718	1,252,987
Urban Edge Properties[b]	34,804	902,816
Washington REIT	25,700	736,819

		42,030,035

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.24%
St. Joe Co. (The)[a,b]	28,149	$474,311

		474,311
ROAD & RAIL — 0.28%
Swift Transportation Co.[a,b]	32,286	536,593

		536,593
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.97%
Entegris Inc.[a]	52,988	704,210
Microsemi Corp.[a,b]	42,332	1,430,398
MKS Instruments Inc.	20,074	719,854
Rambus Inc.[a,b]	41,338	480,348
Tessera Technologies Inc.	17,718	508,861

		3,843,671
SOFTWARE — 1.61%
Mentor Graphics Corp.	37,889	756,264
Progress Software Corp.[a,b]	19,180	489,474
Take-Two Interactive Software Inc.[a]	31,961	1,092,427
Verint Systems Inc.[a]	23,462	793,954

		3,132,119
SPECIALTY RETAIL — 4.02%
Aaron’s Inc.	24,313	637,244
Abercrombie & Fitch Co. Class A	25,342	677,391
Asbury Automotive Group Inc.[a]	9,346	566,554
Ascena Retail Group Inc.[a]	64,170	565,338
Burlington Stores Inc.[a]	26,811	1,527,423
Cabela’s Inc.[a,b]	18,079	942,820
Caleres Inc.	16,488	415,662
Chico’s FAS Inc.	50,451	636,187
DSW Inc. Class A	27,184	667,911
Express Inc.[a]	27,144	493,478
Genesco Inc.[a,b]	8,340	576,961
Party City Holdco Inc.[a,b]	8,478	121,490

		7,828,459
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.52%
Diebold Inc.	24,558	645,139
Super Micro Computer Inc.[a]	13,893	373,860

		1,018,999
TEXTILES, APPAREL & LUXURY GOODS — 1.10%
Deckers Outdoor Corp.[a,b]	12,226	706,785
Steven Madden Ltd.[a,b]	20,894	731,499
Wolverine World Wide Inc.	37,543	711,440

		2,149,724

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2016

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 1.22%
BofI Holding Inc.[a,b]	21,636	$440,726
MGIC Investment Corp.[a]	127,997	925,418
Nationstar Mortgage Holdings Inc.[a,b]	14,890	172,575
Washington Federal Inc.	34,393	835,406

		2,374,125
TRADING COMPANIES & DISTRIBUTORS — 2.09%
Air Lease Corp.	35,593	1,084,875
Beacon Roofing Supply Inc.[a]	18,973	810,716
MRC Global Inc.[a]	38,546	538,873
MSC Industrial Direct Co. Inc. Class A	18,170	1,408,175
Univar Inc.[a]	13,001	226,217

		4,068,856
TRANSPORTATION INFRASTRUCTURE — 0.16%
Wesco Aircraft Holdings Inc.[a,b]	21,539	310,808

		310,808
WATER UTILITIES — 0.29%
American States Water Co.	13,688	570,653

		570,653

TOTAL COMMON STOCKS
(Cost: $181,515,830)		194,801,863

SHORT-TERM INVESTMENTS — 16.75%

MONEY MARKET FUNDS — 16.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	30,861,607	30,861,607
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,683,886	1,683,886
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	104,657	104,657

		32,650,150

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,650,150)		32,650,150

TOTAL INVESTMENTS IN SECURITIES — 116.67%
(Cost: $214,165,980)		227,452,013
Other Assets, Less Liabilities — (16.67)%		(32,505,011)

NET ASSETS — 100.00%		$194,947,002

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 0.86%
HEICO Corp.	4,595	$281,720
HEICO Corp. Class A	8,490	434,518
TASER International Inc.[a,b]	12,759	232,979

		949,217
AIR FREIGHT & LOGISTICS — 0.30%
Forward Air Corp.	7,218	328,996

		328,996
AIRLINES — 0.45%
Allegiant Travel Co.	3,095	496,964

		496,964
AUTO COMPONENTS — 0.97%
Dorman Products Inc.[a,b]	7,149	384,545
Drew Industries Inc.	5,760	373,421
Gentherm Inc.[a]	8,583	315,339

		1,073,305
BANKS — 2.17%
Eagle Bancorp. Inc.[a,b]	7,054	357,638
FCB Financial Holdings Inc. Class Aa	2,014	70,389
Pinnacle Financial Partners Inc.	8,337	409,930
PrivateBancorp. Inc.	18,734	779,522
Western Alliance Bancorp.[a]	21,492	786,177

		2,403,656
BEVERAGES — 0.59%
Boston Beer Co. Inc. (The)[a,b]	2,237	349,151
Coca-Cola Bottling Co. Consolidated	1,092	174,032
National Beverage Corp.[a,b]	2,749	128,488

		651,671
BIOTECHNOLOGY — 5.84%
ACADIA Pharmaceuticals Inc.[a,b]	20,745	670,063
Acorda Therapeutics Inc.[a,b]	10,812	279,490
Aduro Biotech Inc.[a,b]	1,805	23,375
Agios Pharmaceuticals Inc.[a,b]	6,238	305,350
AMAG Pharmaceuticals Inc.[a,b]	8,259	219,029
ARIAD Pharmaceuticals Inc.[a]	44,732	321,176
Bluebird Bio Inc.[a,b]	8,723	386,865
Celldex Therapeutics Inc.[a,b]	23,195	92,780
Cepheid[a,b]	17,080	487,463
Chimerix Inc.[a]	9,807	58,646
Clovis Oncology Inc.[a,b]	7,911	110,042
Emergent BioSolutions Inc.[a,b]	7,278	280,349
FibroGen Inc.[a]	11,838	213,084

Security	Shares	Value
Halozyme Therapeutics Inc.[a,b]	25,785	$272,032
Insmed Inc.[a]	14,738	179,067
Insys Therapeutics Inc.[a,b]	5,732	83,057
Intrexon Corp.[a,b]	11,829	316,189
Ironwood Pharmaceuticals Inc.[a,b]	30,120	314,754
Ligand Pharmaceuticals Inc.[a,b]	4,282	517,565
Myriad Genetics Inc.[a]	16,822	605,592
Novavax Inc.[a,b]	63,929	334,988
Puma Biotechnology Inc.[a,b]	5,255	161,276
ZIOPHARM Oncology Inc.[a,b]	31,147	244,815

		6,477,047
BUILDING PRODUCTS — 2.16%
Advanced Drainage Systems Inc.[b]	8,152	188,474
Apogee Enterprises Inc.	6,827	282,911
Builders FirstSource Inc.[a]	16,547	183,506
Masonite International Corp.[a,b]	6,673	451,495
Simpson Manufacturing Co. Inc.	9,699	364,683
Trex Co. Inc.[a,b]	7,302	346,480
USG Corp.[a]	21,320	575,853

		2,393,402
CAPITAL MARKETS — 2.00%
Cohen & Steers Inc.	4,649	182,566
Financial Engines Inc.	12,229	393,896
HFF Inc. Class A	8,200	261,006
Interactive Brokers Group Inc. Class A	13,749	522,462
NorthStar Asset Management Group Inc./New York	45,735	568,943
WisdomTree Investments Inc.	26,756	291,373

		2,220,246
CHEMICALS — 0.41%
Balchem Corp.	7,448	457,009

		457,009
COMMERCIAL SERVICES & SUPPLIES — 2.09%
Healthcare Services Group Inc.	17,040	644,964
Herman Miller Inc.	14,134	426,423
HNI Corp.	10,431	456,043
Interface Inc.	15,641	266,210
Mobile Mini Inc.	10,537	339,818
Multi-Color Corp.	3,084	184,516

		2,317,974
COMMUNICATIONS EQUIPMENT — 2.30%
Ciena Corp.[a,b]	30,508	513,450
Infinera Corp.[a,b]	33,390	397,007
NetScout Systems Inc.[a,b]	23,276	518,124

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
Plantronics Inc.	7,934	$305,062
ViaSat Inc.[a,b]	10,612	813,940

		2,547,583
CONSTRUCTION & ENGINEERING — 0.49%
Dycom Industries Inc.[a]	7,768	548,421

		548,421
CONSTRUCTION MATERIALS — 1.09%
Eagle Materials Inc.	11,638	862,609
Headwaters Inc.[a]	17,517	350,515

		1,213,124
DISTRIBUTORS — 1.18%
Core-Mark Holding Co. Inc.	5,467	446,435
Pool Corp.	9,923	867,370

		1,313,805
DIVERSIFIED CONSUMER SERVICES — 0.97%
Grand Canyon Education Inc.[a]	11,133	486,846
LifeLock Inc.[a]	20,240	235,594
Sotheby’s	13,025	354,801

		1,077,241
DIVERSIFIED FINANCIAL SERVICES — 1.32%
MarketAxess Holdings Inc.	8,855	1,087,040
Morningstar Inc.	4,492	373,734

		1,460,774
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.45%
Cogent Communications Holdings Inc.	9,720	376,164
Globalstar Inc.[a,b]	64,100	124,995

		501,159
ELECTRICAL EQUIPMENT — 0.69%
AZZ Inc.	6,105	335,286
Solarcity Corp.[a,b]	14,106	427,694

		762,980
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.30%
Cognex Corp.	20,037	711,915
FEI Co.	9,645	858,598
Fitbit Inc.[a,b]	14,224	259,588
InvenSense Inc.[a]	19,106	146,734
Littelfuse Inc.	5,275	614,432
Methode Electronics Inc.	8,687	258,264
OSI Systems Inc.[a]	4,352	221,473
Universal Display Corp.[a,b]	10,060	586,599

		3,657,603

Security	Shares	Value
ENERGY EQUIPMENT & SERVICES — 0.52%
Dril-Quip Inc.[a]	8,962	$580,917

		580,917
FOOD & STAPLES RETAILING — 1.21%
PriceSmart Inc.	4,664	403,622
Sprouts Farmers Market Inc.[a,b]	33,357	936,331

		1,339,953
FOOD PRODUCTS — 1.03%
Blue Buffalo Pet Products Inc.[a,b]	7,936	196,495
J&J Snack Foods Corp.	3,496	353,551
Snyder’s-Lance Inc.	18,666	596,752

		1,146,798
HEALTH CARE EQUIPMENT & SUPPLIES — 4.74%
Abaxis Inc.	5,009	227,008
ABIOMED Inc.[a,b]	9,210	894,659
Cantel Medical Corp.	8,469	567,338
Globus Medical Inc. Class Aa,b	16,857	422,099
ICU Medical Inc.[a]	3,429	340,637
Insulet Corp.[a,b]	13,446	447,752
Masimo Corp.[a]	10,520	456,042
Natus Medical Inc.[a]	7,808	248,841
Neogen Corp.[a]	8,845	417,838
NuVasive Inc.[a]	11,732	621,092
Wright Medical Group NVa,b	21,135	396,915
Zeltiq Aesthetics Inc.[a,b]	7,523	224,938

		5,265,159
HEALTH CARE PROVIDERS & SERVICES — 3.19%
Air Methods Corp.[a,b]	8,124	300,425
AMN Healthcare Services Inc.[a]	11,307	401,512
Amsurg Corp.[a]	12,640	1,023,587
Chemed Corp.	4,011	520,548
Diplomat Pharmacy Inc.[a,b]	8,323	252,104
ExamWorks Group Inc.[a,b]	9,217	332,273
HealthEquity Inc.[a]	8,279	208,217
Molina Healthcare Inc.[a,b]	9,686	501,347

		3,540,013
HEALTH CARE TECHNOLOGY — 1.65%
Allscripts Healthcare Solutions Inc.[a,b]	44,703	599,020
Medidata Solutions Inc.[a,b]	13,307	580,584
Press Ganey Holdings Inc.[a,b]	2,126	64,779
Veeva Systems Inc.[a,b]	21,454	590,200

		1,834,583

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.97%
Belmond Ltd.[a,b]	20,488	$187,670
Buffalo Wild Wings Inc.[a]	4,446	594,252
Churchill Downs Inc.	2,823	378,790
ClubCorp Holdings Inc.[b]	15,402	205,617
Dave & Buster’s Entertainment Inc.[a]	6,148	237,928
Diamond Resorts International Inc.[a,b]	12,647	268,243
Hyatt Hotels Corp. Class Aa	5,952	284,982
Jack in the Box Inc.	8,189	553,167
La Quinta Holdings Inc.[a]	21,151	270,098
Marriott Vacations Worldwide Corp.	5,929	371,393
Papa John’s International Inc.	6,597	373,324
Popeyes Louisiana Kitchen Inc.[a,b]	5,329	286,487
Sonic Corp.	11,603	398,795

		4,410,746
HOUSEHOLD DURABLES — 1.08%
GoPro Inc.[a,b]	18,414	232,753
Helen of Troy Ltd.[a]	6,678	664,661
La-Z-Boy Inc.	11,792	305,059

		1,202,473
HOUSEHOLD PRODUCTS — 0.29%
WD-40 Co.	3,176	324,905

		324,905
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.44%
Pattern Energy Group Inc.	13,346	280,266
TerraForm Power Inc.	17,662	188,630
Vivint Solar Inc.[a]	4,817	16,089

		484,985
INTERNET & CATALOG RETAIL — 0.71%
Etsy Inc.[a]	3,940	34,593
Groupon Inc.[a]	97,636	353,442
HSN Inc.	7,533	399,475

		787,510
INTERNET SOFTWARE & SERVICES — 5.82%
Bankrate Inc.[a]	13,536	123,719
Cimpress NVa,b	6,956	611,224
comScore Inc.[a]	11,148	341,352
Cornerstone OnDemand Inc.[a]	11,578	397,704
Cvent Inc.[a]	5,578	197,182
Demandware Inc.[a,b]	7,948	366,244
Endurance International Group Holdings Inc.[a]	14,795	158,454
GoDaddy Inc. Class Aa,b	8,214	249,459

Security	Shares	Value
Gogo Inc.[a,b]	11,377	$120,482
GrubHub Inc.[a,b]	18,452	483,811
LogMeIn Inc.[a,b]	5,948	355,096
Marketo Inc.[a,b]	8,750	192,413
New Relic Inc.[a,b]	4,892	126,116
NIC Inc.	14,353	254,192
Pandora Media Inc.[a,b]	50,550	501,961
Stamps.com Inc.[a]	3,555	292,790
WebMD Health Corp.[a,b]	8,850	555,249
Yelp Inc.[a,b]	13,150	276,150
Zillow Group Inc. Class Aa,b	10,538	263,661
Zillow Group Inc. Class Ca,b	24,648	592,538

		6,459,797
IT SERVICES — 2.83%
Acxiom Corp.[a]	18,361	403,391
Black Knight Financial Services Inc. Class Aa,b	4,144	132,525
Blackhawk Network Holdings Inc.[a,b]	12,906	414,670
EPAM Systems Inc.[a,b]	9,909	722,663
ExlService Holdings Inc.[a]	7,829	378,845
Virtusa Corp.[a]	6,376	226,603
WEX Inc.[a]	9,122	861,938

		3,140,635
LIFE SCIENCES TOOLS & SERVICES — 2.29%
Bio-Techne Corp.	8,779	818,027
Cambrex Corp.[a,b]	7,514	362,476
INC Research Holdings Inc.[a]	7,585	365,066
PAREXEL International Corp.[a,b]	12,672	774,259
PRA Health Sciences Inc.[a,b]	4,674	221,781

		2,541,609
MACHINERY — 1.17%
John Bean Technologies Corp.	6,907	360,131
Manitowoc Co. Inc. (The)	32,095	182,941
Proto Labs Inc.[a,b]	5,570	333,253
RBC Bearings Inc.[a]	5,700	417,810

		1,294,135
MEDIA — 1.00%
DreamWorks Animation SKG Inc. Class Aa,b	16,876	673,690
IMAX Corp.[a,b]	13,774	440,768

		1,114,458
METALS & MINING — 0.87%
Royal Gold Inc.	15,403	964,536

		964,536

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 6.18%
Carrizo Oil & Gas Inc.[a]	12,815	$453,266
Gulfport Energy Corp.[a]	29,036	908,827
Kosmos Energy Ltd.[a,b]	33,913	219,756
Matador Resources Co.[a,b]	20,275	436,926
Memorial Resource Development Corp.[a]	21,883	286,230
Parsley Energy Inc. Class Aa	30,642	717,636
PDC Energy Inc.[a,b]	10,716	672,858
Rice Energy Inc.[a,b]	16,173	279,955
RSP Permian Inc.[a]	16,663	510,054
SemGroup Corp. Class A	10,509	322,206
SM Energy Co.	16,080	501,053
Targa Resources Corp.	38,424	1,554,635

		6,863,402
PERSONAL PRODUCTS — 0.13%
USANA Health Sciences Inc.[a,b]	1,252	148,287

		148,287
PHARMACEUTICALS — 3.24%
Akorn Inc.[a]	18,915	481,387
Horizon Pharma PLC[a]	34,228	526,084
Impax Laboratories Inc.[a]	16,114	537,402
Intra-Cellular Therapies Inc.[a,b]	7,050	241,956
Lannett Co. Inc.[a,b]	6,660	127,739
Nektar Therapeutics[a,b]	32,102	503,359
Pacira Pharmaceuticals Inc./DEa,b	8,749	473,409
Prestige Brands Holdings Inc.[a,b]	12,453	707,081

		3,598,417
PROFESSIONAL SERVICES — 1.91%
Advisory Board Co. (The)[a,b]	9,934	314,312
CEB Inc.	7,709	475,568
Exponent Inc.	6,079	302,977
On Assignment Inc.[a]	11,311	407,875
TriNet Group Inc.[a,b]	9,844	163,607
WageWorks Inc.[a]	8,489	457,218

		2,121,557
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.26%
Acadia Realty Trust	16,638	560,701
CoreSite Realty Corp.	7,149	535,675
CyrusOne Inc.[b]	16,257	717,421
DuPont Fabros Technology Inc.	17,358	691,195
Education Realty Trust Inc.	14,927	593,647
Hersha Hospitality Trust	10,823	208,776
Hudson Pacific Properties Inc.[b]	17,330	506,902

Security	Shares	Value
Paramount Group Inc.	39,560	$660,652
Pebblebrook Hotel Trust	16,971	469,078
Physicians Realty Trust	31,007	562,157
QTS Realty Trust Inc. Class A	11,049	534,993
Ryman Hospitality Properties Inc.[b]	12,108	623,925
Sovran Self Storage Inc.	9,299	987,740
Xenia Hotels & Resorts Inc.	26,381	405,740

		8,058,602
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.87%
Alexander & Baldwin Inc.	10,870	415,669
Kennedy-Wilson Holdings Inc.	21,902	473,302
Marcus & Millichap Inc.[a]	3,161	79,278

		968,249
ROAD & RAIL — 1.16%
Heartland Express Inc.[b]	13,918	252,055
Knight Transportation Inc.	14,481	384,760
Landstar System Inc.	10,014	656,418

		1,293,233
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.75%
Ambarella Inc.[a,b]	7,574	311,291
Cirrus Logic Inc.[a]	14,906	538,107
Cree Inc.[a,b]	23,831	584,098
Integrated Device Technology Inc.[a]	31,960	616,189
M/A-COM Technology Solutions Holdings Inc.[a,b]	4,616	188,748
Monolithic Power Systems Inc.	8,733	545,114
Power Integrations Inc.	6,789	327,569
Silicon Laboratories Inc.[a]	9,129	427,237
Synaptics Inc.[a]	8,656	619,337

		4,157,690
SOFTWARE — 7.51%
ACI Worldwide Inc.[a,b]	28,114	561,999
Aspen Technology Inc.[a]	19,684	748,582
Blackbaud Inc.	11,088	684,906
CommVault Systems Inc.[a,b]	9,922	434,286
Ellie Mae Inc.[a]	7,041	588,628
Fair Isaac Corp.	7,407	790,401
FleetMatics Group PLC[a,b]	9,146	331,542
HubSpot Inc.[a,b]	2,338	103,550
Imperva Inc.[a,b]	6,358	295,520
MicroStrategy Inc. Class Aa	2,213	396,835
Paycom Software Inc.[a]	8,681	331,701
Paylocity Holding Corp.[a,b]	4,812	184,155

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2016

Security	Shares	Value
Pegasystems Inc.	8,445	$222,864
Proofpoint Inc.[a,b]	9,720	566,287
Qlik Technologies Inc.[a]	21,959	676,118
Qualys Inc.[a]	5,677	142,947
RealPage Inc.[a]	12,296	270,389
Synchronoss Technologies Inc.[a,b]	9,471	294,264
Zendesk Inc.[a,b]	13,042	294,749
Zynga Inc. Class Aa	172,352	410,198

		8,329,921
SPECIALTY RETAIL — 1.80%
Five Below Inc.[a,b]	12,881	537,138
Lithia Motors Inc. Class A	5,475	454,534
Mattress Firm Holding Corp.[a,b]	5,111	199,431
Monro Muffler Brake Inc.	7,603	526,280
Select Comfort Corp.[a,b]	11,445	282,463

		1,999,846
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.21%
3D Systems Corp.[a,b]	25,147	444,851
Cray Inc.[a,b]	9,634	364,840
Electronics For Imaging Inc.[a,b]	11,135	443,618
Nimble Storage Inc.[a]	12,790	94,390

		1,347,699
TEXTILES, APPAREL & LUXURY GOODS — 1.61%
G-III Apparel Group Ltd.[a,b]	9,465	428,291
Kate Spade & Co.[a,b]	30,240	778,075
Oxford Industries Inc.	3,435	228,153
Tumi Holdings Inc.[a]	13,217	352,630

		1,787,149
THRIFTS & MORTGAGE FINANCE — 0.42%
Essent Group Ltd.[a]	15,602	318,593
LendingTree Inc.[a,b]	1,621	145,031

		463,624
TOBACCO — 0.41%
Vector Group Ltd.	20,848	450,317

		450,317

TOTAL COMMON STOCKS
(Cost: $107,688,467)		110,873,382

SHORT-TERM INVESTMENTS — 30.32%

MONEY MARKET FUNDS — 30.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	31,853,427	31,853,427

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	1,738,002	$1,738,002
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	57,240	57,240

		33,648,669

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,648,669)		33,648,669

TOTAL INVESTMENTS IN SECURITIES — 130.22%
(Cost: $141,337,136)		144,522,051
Other Assets, Less Liabilities — (30.22)%		(33,538,526)

NET ASSETS — 100.00%		$110,983,525

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 1.71%
Cubic Corp.	17,496	$727,309
Esterline Technologies Corp.[a]	23,517	1,614,677
KLX Inc.[a,b]	41,891	1,412,564
Moog Inc. Class Aa	26,524	1,295,963
Triumph Group Inc.	39,153	1,416,556

		6,467,069
AIRLINES — 0.21%
Virgin America Inc.[a,b]	14,639	815,246

		815,246
AUTO COMPONENTS — 1.74%
American Axle & Manufacturing Holdings Inc.[a]	60,619	940,201
Cooper Tire & Rubber Co.	41,369	1,428,885
Dana Holding Corp.	118,550	1,532,851
Federal-Mogul Holdings Corp.[a,b]	24,807	229,217
Tenneco Inc.[a,b]	46,044	2,454,145

		6,585,299
BANKS — 11.55%
Associated Banc-Corp.	118,811	2,167,113
BancorpSouth Inc.	67,316	1,581,253
Bank of Hawaii Corp.	34,209	2,340,238
Chemical Financial Corp.	30,385	1,168,607
First Niagara Financial Group Inc.	282,395	2,982,091
FirstMerit Corp.	131,943	2,923,857
FNB Corp./PA	166,221	2,197,442
Fulton Financial Corp.	137,795	1,927,752
Great Western Bancorp. Inc.	40,790	1,285,701
Hancock Holding Co.	61,508	1,597,363
Hilltop Holdings Inc.[a,b]	62,815	1,247,506
IBERIABANK Corp.	26,771	1,579,221
International Bancshares Corp.	44,103	1,155,058
NBT Bancorp. Inc.	34,233	970,163
Old National Bancorp./IN	106,913	1,432,634
Park National Corp.	10,223	938,471
Popular Inc.	82,533	2,452,881
Sterling Bancorp./DE	95,284	1,556,941
TCF Financial Corp.	135,413	1,847,033
Trustmark Corp.	53,720	1,316,677
UMB Financial Corp.	33,414	1,862,830
United Bankshares Inc./WV	51,394	1,988,434
Valley National Bancorp.	177,476	1,678,923
Webster Financial Corp.	72,796	2,667,245
WesBanco Inc.	28,287	908,861

		43,774,295

Security	Shares	Value
CAPITAL MARKETS — 1.08%
Artisan Partners Asset Management Inc.	29,822	$963,549
BGC Partners Inc. Class A	139,699	1,268,467
KCG Holdings Inc. Class Aa	39,625	542,862
Waddell & Reed Financial Inc. Class A	64,876	1,319,578

		4,094,456
CHEMICALS — 2.95%
Axiall Corp.	56,065	1,320,331
Cabot Corp.	49,669	2,423,351
Chemours Co. (The)	144,445	1,317,338
Huntsman Corp.	162,260	2,553,972
Olin Corp.	131,442	2,864,121
Trinseo SAa,b	16,798	718,787

		11,197,900
COMMERCIAL SERVICES & SUPPLIES — 2.23%
ABM Industries Inc.	44,396	1,428,219
Brady Corp. Class A	37,211	985,720
Essendant Inc.	29,597	911,292
RR Donnelley & Sons Co.	166,183	2,891,584
Tetra Tech Inc.	46,529	1,367,953
West Corp.	39,959	856,321

		8,441,089
COMMUNICATIONS EQUIPMENT — 1.36%
EchoStar Corp. Class Aa,b	36,163	1,479,790
Finisar Corp.[a]	84,892	1,397,322
NETGEAR Inc.[a]	25,834	1,095,362
Viavi Solutions Inc.[a]	184,104	1,198,517

		5,170,991
CONSTRUCTION & ENGINEERING — 0.68%
Granite Construction Inc.	31,282	1,394,864
MasTec Inc.[a,b]	51,533	1,167,738

		2,562,602
CONSUMER FINANCE — 0.76%
Nelnet Inc. Class A	13,782	577,604
SLM Corp.[a]	338,333	2,290,514

		2,868,118
CONTAINERS & PACKAGING — 1.05%
Owens-Illinois Inc.[a]	127,759	2,358,431
Silgan Holdings Inc.	32,114	1,629,464

		3,987,895

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.65%
DeVry Education Group Inc.	45,137	$783,127
Houghton Mifflin Harcourt Co.[a,b]	82,348	1,688,957

		2,472,084
ELECTRIC UTILITIES — 4.06%
ALLETE Inc.	36,637	2,058,633
El Paso Electric Co.	32,131	1,449,108
Hawaiian Electric Industries Inc.	85,688	2,801,141
IDACORP Inc.	40,040	2,912,109
MGE Energy Inc.	27,516	1,371,673
PNM Resources Inc.	63,206	2,002,366
Portland General Electric Co.	70,681	2,807,449

		15,402,479
ELECTRICAL EQUIPMENT — 0.60%
Regal Beloit Corp.	35,584	2,292,321

		2,292,321
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.00%
Anixter International Inc.[a,b]	22,523	1,403,183
AVX Corp.	37,467	495,314
Coherent Inc.[a,b]	19,204	1,793,653
Plexus Corp.[a]	26,597	1,110,691
Sanmina Corp.[a]	61,260	1,448,799
SYNNEX Corp.	22,991	1,898,367
Tech Data Corp.[a,b]	27,835	1,911,986
Vishay Intertechnology Inc.[b]	107,654	1,309,073

		11,371,066
ENERGY EQUIPMENT & SERVICES — 3.96%
Archrock Inc.	55,347	545,168
Atwood Oceanics Inc.	46,389	448,118
Bristow Group Inc.	27,750	636,030
Diamond Offshore Drilling Inc.	51,236	1,242,985
Frank’s International NV	27,230	453,380
McDermott International Inc.[a,b]	189,703	861,252
Nabors Industries Ltd.	223,488	2,190,182
Noble Corp. PLC	193,012	2,167,525
Oil States International Inc.[a,b]	40,869	1,415,702
Patterson-UTI Energy Inc.	116,796	2,306,721
RPC Inc.[b]	48,236	729,328
Superior Energy Services Inc.	120,158	2,025,864

		15,022,255
FOOD & STAPLES RETAILING — 0.28%
SUPERVALU Inc.[a]	211,278	1,062,728

		1,062,728

Security	Shares	Value
FOOD PRODUCTS — 1.84%
Cal-Maine Foods Inc.[b]	24,624	$1,249,914
Darling Ingredients Inc.[a]	130,297	1,888,004
Dean Foods Co.	72,816	1,254,620
Fresh Del Monte Produce Inc.	26,569	1,149,375
Sanderson Farms Inc.	15,768	1,446,556

		6,988,469
GAS UTILITIES — 3.93%
New Jersey Resources Corp.	68,444	2,442,082
Northwest Natural Gas Co.	21,825	1,124,860
ONE Gas Inc.	41,655	2,435,568
South Jersey Industries Inc.	54,814	1,529,859
Southwest Gas Corp.	37,803	2,453,793
Spire Inc.	34,462	2,204,189
WGL Holdings Inc.	39,694	2,694,826

		14,885,177
HEALTH CARE EQUIPMENT & SUPPLIES — 0.28%
Halyard Health Inc.[a]	37,053	1,043,412

		1,043,412
HEALTH CARE PROVIDERS & SERVICES — 2.46%
Community Health Systems Inc.[a,b]	89,494	1,707,546
Kindred Healthcare Inc.	66,523	981,879
LifePoint Health Inc.[a,b]	34,354	2,320,956
Magellan Health Inc.[a]	19,578	1,379,466
Owens & Minor Inc.	49,751	1,810,439
Select Medical Holdings Corp.	83,610	1,118,702

		9,318,988
HOTELS, RESTAURANTS & LEISURE — 0.31%
Caesars Entertainment Corp.[a,b]	34,097	232,882
Penn National Gaming Inc.[a]	57,468	926,959

		1,159,841
HOUSEHOLD DURABLES — 1.84%
CalAtlantic Group Inc.	60,645	1,963,079
KB Home	67,435	915,093
MDC Holdings Inc.	31,296	770,195
Meritage Homes Corp.[a]	29,449	1,002,149
Tupperware Brands Corp.	40,078	2,327,329

		6,977,845
HOUSEHOLD PRODUCTS — 0.93%
Energizer Holdings Inc.	49,070	2,134,054
HRG Group Inc.[a]	97,507	1,404,101

		3,538,155

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
INSURANCE — 6.51%
Allied World Assurance Co. Holdings AG	72,399	$2,575,957
American Equity Investment Life Holding Co.	65,016	910,224
American National Insurance Co.	6,832	793,332
Aspen Insurance Holdings Ltd.	48,395	2,243,108
CNO Financial Group Inc.	142,527	2,618,221
Fidelity & Guaranty Life[b]	9,091	240,366
Genworth Financial Inc. Class Aa	390,707	1,340,125
Hanover Insurance Group Inc. (The)	34,086	2,923,215
Horace Mann Educators Corp.	31,777	988,265
Kemper Corp.	38,383	1,188,338
MBIA Inc.[a]	103,511	807,386
Mercury General Corp.	28,159	1,489,611
ProAssurance Corp.	42,127	2,010,722
Selective Insurance Group Inc.	44,347	1,539,284
Validus Holdings Ltd.	65,215	3,005,759

		24,673,913
IT SERVICES — 1.34%
CACI International Inc. Class Aa	19,248	1,850,695
EVERTEC Inc.	51,248	690,311
Leidos Holdings Inc.	51,149	2,537,502

		5,078,508
MACHINERY — 5.01%
Actuant Corp. Class A	46,856	1,251,524
Colfax Corp.[a]	80,129	2,598,584
Crane Co.	39,283	2,182,956
Joy Global Inc.	77,817	1,657,502
Kennametal Inc.	63,234	1,478,411
Milacron Holdings Corp.[a,b]	12,016	205,834
Oshkosh Corp.	58,238	2,844,926
Rexnord Corp.[a,b]	79,656	1,736,501
SPX FLOW Inc.[a]	33,047	990,088
Terex Corp.	86,188	2,059,031
Timken Co. (The)	55,258	1,968,843

		18,974,200
MEDIA — 2.11%
Gannett Co. Inc.	92,133	1,552,441
Meredith Corp.	29,941	1,536,273
Regal Entertainment Group Class A	53,830	1,122,356
Scholastic Corp.	21,424	779,405
Starz Series Aa,b	65,605	1,785,112
Time Inc.	83,292	1,224,392

		7,999,979

Security	Shares	Value
METALS & MINING — 1.92%
Allegheny Technologies Inc.[b]	86,449	$1,412,577
Commercial Metals Co.	92,256	1,653,227
Compass Minerals International Inc.	26,778	2,007,279
U.S. Steel Corp.[b]	116,096	2,218,595

		7,291,678
MULTI-UTILITIES — 2.60%
Avista Corp.	49,598	1,987,392
Black Hills Corp.	40,780	2,470,860
NorthWestern Corp.	38,236	2,173,334
Vectren Corp.	65,873	3,217,896

		9,849,482
MULTILINE RETAIL — 1.58%
Big Lots Inc.	39,328	1,803,582
Dillard’s Inc. Class A	17,651	1,243,513
JC Penney Co. Inc.[a,b]	242,924	2,254,334
Sears Holdings Corp.[a,b]	41,034	671,932

		5,973,361
OIL, GAS & CONSUMABLE FUELS — 3.90%
California Resources Corp.	310,392	682,862
Cobalt International Energy Inc.[a,b]	268,211	866,322
CVR Energy Inc.	12,619	306,389
Delek U.S. Holdings Inc.	43,456	690,516
Denbury Resources Inc.	278,468	1,074,886
EP Energy Corp. Class Aa,b	32,855	161,318
Oasis Petroleum Inc.[a]	139,411	1,350,893
PBF Energy Inc.	77,725	2,501,191
QEP Resources Inc.	152,019	2,725,701
World Fuel Services Corp.	56,369	2,634,123
WPX Energy Inc.[a]	185,870	1,795,504

		14,789,705
PAPER & FOREST PRODUCTS — 1.69%
Boise Cascade Co.[a]	30,786	642,504
Domtar Corp.	49,727	1,921,451
KapStone Paper and Packaging Corp.	68,292	1,085,160
Louisiana-Pacific Corp.[a]	113,624	1,931,608
Schweitzer-Mauduit International Inc.	24,246	833,820

		6,414,543
PERSONAL PRODUCTS — 0.43%
Avon Products Inc.	345,612	1,627,833

		1,627,833

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
PROFESSIONAL SERVICES — 0.35%
FTI Consulting Inc.[a]	32,791	$1,321,477

		1,321,477
REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.01%
Blackstone Mortgage Trust Inc. Class A	73,977	2,032,888
Brandywine Realty Trust[b]	139,042	2,078,678
CBL & Associates Properties Inc.[b]	120,433	1,406,657
Chimera Investment Corp.	150,007	2,130,099
Colony Capital Inc.[b]	89,082	1,574,970
Communications Sales & Leasing Inc.[a]	95,560	2,219,859
Cousins Properties Inc.[b]	159,421	1,650,007
CYS Investments Inc.[b]	123,252	999,574
EPR Properties	50,379	3,318,969
Equity Commonwealth[a]	100,587	2,807,383
GEO Group Inc. (The)	58,536	1,874,908
Government Properties Income Trust[b]	57,405	1,086,103
Hatteras Financial Corp.	76,834	1,220,892
Invesco Mortgage Capital Inc.	90,001	1,156,513
Lexington Realty Trust	168,024	1,475,251
Mack-Cali Realty Corp.	71,107	1,817,495
MFA Financial Inc.[b]	293,988	2,031,457
New Residential Investment Corp.	182,898	2,213,066
Outfront Media Inc.	109,590	2,377,007
Pennsylvania REIT	55,030	1,262,388
PennyMac Mortgage Investment Trust[b,c]	53,341	724,904
Piedmont Office Realty Trust Inc. Class Ab	115,477	2,299,147
Redwood Trust Inc.[b]	61,325	794,772
Select Income REIT	49,750	1,151,712
Two Harbors Investment Corp.	288,920	2,262,244
WP Glimcher Inc.	147,076	1,542,827

		45,509,770
ROAD & RAIL — 0.24%
Werner Enterprises Inc.	35,455	898,430

		898,430
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.84%
Advanced Micro Devices Inc.[a,b]	509,962	1,810,365
Amkor Technology Inc.[a]	77,625	443,239
Diodes Inc.[a]	30,601	569,791

Security	Shares	Value
Fairchild Semiconductor International Inc.[a]	90,123	$1,802,460
Intersil Corp. Class A	105,376	1,231,845
Semtech Corp.[a,b]	51,616	1,116,970

		6,974,670
SPECIALTY RETAIL — 2.99%
American Eagle Outfitters Inc.	131,907	1,887,589
Buckle Inc. (The)[b]	22,131	640,471
CST Brands Inc.	60,010	2,266,578
GNC Holdings Inc. Class A	58,922	1,435,340
Group 1 Automotive Inc.	17,657	1,162,537
Guess? Inc.	50,538	927,372
Murphy USA Inc.[a]	31,094	1,785,417
Outerwall Inc.[b]	13,179	544,425
Tailored Brands Inc.	38,433	669,503

		11,319,232
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.50%
Lexmark International Inc. Class A	49,164	1,897,730

		1,897,730
TEXTILES, APPAREL & LUXURY GOODS — 0.35%
Fossil Group Inc.[a,b]	32,852	1,330,506

		1,330,506
THRIFTS & MORTGAGE FINANCE — 2.10%
Astoria Financial Corp.	72,632	1,092,385
Capitol Federal Financial Inc.	100,133	1,330,767
EverBank Financial Corp.	63,759	961,486
Flagstar Bancorp. Inc.[a,b]	16,164	382,602
Northwest Bancshares Inc.	80,881	1,133,952
Provident Financial Services Inc.	47,220	943,456
Radian Group Inc.	164,180	2,099,862

		7,944,510
TOBACCO — 0.26%
Universal Corp./VA	18,078	986,155

		986,155
TRADING COMPANIES & DISTRIBUTORS — 1.99%
Aircastle Ltd.	49,704	1,078,577
Applied Industrial Technologies Inc.	31,158	1,427,971
GATX Corp.	33,413	1,534,993
NOW Inc.[a,b]	85,158	1,537,954
WESCO International Inc.[a,b]	33,437	1,965,761

		7,545,256

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2016

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.73%
Leap Wireless International Inc.[d]	41,720	$105,134
Telephone & Data Systems Inc.	75,026	2,218,519
U.S. Cellular Corp.[a]	10,563	450,406

		2,774,059

TOTAL COMMON STOCKS
(Cost: $360,378,321)		378,674,777

SHORT-TERM INVESTMENTS — 7.57%

MONEY MARKET FUNDS — 7.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,e,f]	26,587,738	26,587,738
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,e,f]	1,450,693	1,450,693
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,e]	631,848	631,848

		28,670,279

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,670,279)		28,670,279

TOTAL INVESTMENTS IN SECURITIES — 107.48%
(Cost: $389,048,600)		407,345,056
Other Assets, Less Liabilities — (7.48)%		(28,345,464)

NET ASSETS — 100.00%		$378,999,592

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	Illiquid and non-transferable security.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2016

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$552,343,380	$613,979,437	$266,991,179
Affiliated (Note 2)	3,429,330	10,018,274	2,731,221

Total cost of investments	$555,772,710	$623,997,711	$269,722,400

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$607,818,807	$783,844,575	$286,425,252
Affiliated (Note 2)	3,429,330	11,168,652	3,118,647

Total fair value of investments	611,248,137	795,013,227	289,543,899
Cash	36,861	—	—
Receivables:
Dividends and interest	458,906	439,187	586,438

Total Assets	611,743,904	795,452,414	290,130,337

LIABILITIES
Payables:
Investment securities purchased	—	—	806,579
Collateral for securities on loan (Note 1)	2,717,603	4,039,585	163,457
Investment advisory fees (Note 2)	99,444	166,891	58,934

Total Liabilities	2,817,047	4,206,476	1,028,970

NET ASSETS	$608,926,857	$791,245,938	$289,101,367

Net assets consist of:
Paid-in capital	$573,248,584	$727,744,115	$322,816,031
Undistributed net investment income	594,963	—	698,140
Accumulated net realized loss	(20,392,117)	(107,513,693)	(54,234,303)
Net unrealized appreciation	55,475,427	171,015,516	19,821,499

NET ASSETS	$608,926,857	$791,245,938	$289,101,367

Shares outstanding[b]	5,050,000	6,800,000	3,400,000

Net asset value per share	$120.58	$116.36	$85.03

[a]	Securities on loan with values of $2,681,504, $3,928,756 and $148,931, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$509,665,232	$173,719,940	$173,534,309
Affiliated (Note 2)	29,973,251	21,000,455	4,027,596

Total cost of investments	$539,638,483	$194,720,395	$177,561,905

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$539,488,805	$207,224,485	$194,449,163
Affiliated (Note 2)	29,973,251	21,000,455	4,027,596

Total fair value of investments	569,462,056	228,224,940	198,476,759
Cash	5,706	—	—
Receivables:
Dividends and interest	352,535	59,026	140,920

Total Assets	569,820,297	228,283,966	198,617,679

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	29,646,519	20,877,318	3,868,704
Investment advisory fees (Note 2)	111,571	51,265	46,575

Total Liabilities	29,758,090	20,928,583	3,915,279

NET ASSETS	$540,062,207	$207,355,383	$194,702,400

Net assets consist of:
Paid-in capital	$540,584,424	$259,465,701	$185,093,017
Accumulated net realized loss	(30,345,790)	(85,614,863)	(11,305,471)
Net unrealized appreciation	29,823,573	33,504,545	20,914,854

NET ASSETS	$540,062,207	$207,355,383	$194,702,400

Shares outstanding[b]	3,700,000	1,350,000	1,550,000

Net asset value per share	$145.96	$153.60	$125.61

[a]	Securities on loan with values of $28,734,979, $20,128,984 and $3,742,318, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$181,515,830	$107,688,467	$359,041,344
Affiliated (Note 2)	32,650,150	33,648,669	30,007,256

Total cost of investments	$214,165,980	$141,337,136	$389,048,600

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$194,801,863	$110,873,382	$377,949,873
Affiliated (Note 2)	32,650,150	33,648,669	29,395,183

Total fair value of investments	227,452,013	144,522,051	407,345,056
Receivables:
Investment securities sold	52,714	27,103	46,814
Dividends and interest	351,291	80,012	272,478

Total Assets	227,856,018	144,629,166	407,664,348

LIABILITIES
Payables:
Investment securities purchased	323,821	26,971	535,341
Collateral for securities on loan (Note 1)	32,545,493	33,591,429	28,038,431
Investment advisory fees (Note 2)	39,702	27,241	90,984

Total Liabilities	32,909,016	33,645,641	28,664,756

NET ASSETS	$194,947,002	$110,983,525	$378,999,592

Net assets consist of:
Paid-in capital	$200,012,770	$118,108,285	$384,375,387
Undistributed net investment income	186,883	34,620	291,986
Accumulated net realized loss	(18,538,684)	(10,344,295)	(23,964,237)
Net unrealized appreciation	13,286,033	3,184,915	18,296,456

NET ASSETS	$194,947,002	$110,983,525	$378,999,592

Shares outstanding[b]	1,450,000	850,000	3,100,000

Net asset value per share	$134.45	$130.57	$122.26

[a]	Securities on loan with values of $31,476,703, $32,332,151 and $26,935,798, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2016

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$12,801,635	$9,322,475	$9,222,353
Dividends — affiliated (Note 2)	686	156,243	55,780
Securities lending income — affiliated — net (Note 2)	10,465	73,340	7,826

Total investment income	12,812,786	9,552,058	9,285,959

EXPENSES
Investment advisory fees (Note 2)	1,216,691	1,974,563	692,666

Total expenses	1,216,691	1,974,563	692,666

Net investment income	11,596,095	7,577,495	8,593,293

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,565,788)	(14,130,387)	256,653
Investments — affiliated (Note 2)	—	(41,154)	17,719
In-kind redemptions — unaffiliated	32,213,898	44,642,782	7,583,761
In-kind redemptions — affiliated (Note 2)	—	100,686	158,084

Net realized gain	29,648,110	30,571,927	8,016,217

Net change in unrealized appreciation/depreciation	(36,391,810)	(45,520,780)	(11,326,185)

Net realized and unrealized loss	(6,743,700)	(14,948,853)	(3,309,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,852,395	$(7,371,358)	$5,283,325

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$9,401,044	$1,392,080	$5,138,946
Dividends — affiliated (Note 2)	711	211	217
Securities lending income — affiliated — net (Note 2)	167,271	103,826	68,660

Total investment income	9,569,026	1,496,117	5,207,823

EXPENSES
Investment advisory fees (Note 2)	1,301,567	651,198	584,410

Total expenses	1,301,567	651,198	584,410

Net investment income	8,267,459	844,919	4,623,413

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,204,118)	5,197,316	(1,948,087)
In-kind redemptions — unaffiliated	25,161,170	4,478,858	13,113,878

Net realized gain	10,957,052	9,676,174	11,165,791

Net change in unrealized appreciation/depreciation	(31,233,717)	(25,840,699)	(12,930,144)

Net realized and unrealized loss	(20,276,665)	(16,164,525)	(1,764,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,009,206)	$(15,319,606)	$2,859,060

[a]	Net of foreign withholding tax of $5,520, $2,391 and $131, respectively.

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,372,925	$775,112	$10,387,004
Dividends — affiliated (Note 2)	305	84	108,251
Securities lending income — affiliated — net (Note 2)	274,314	275,418	496,756

Total investment income	3,647,544	1,050,614	10,992,011

EXPENSES
Investment advisory fees (Note 2)	510,913	342,730	1,152,286

Total expenses	510,913	342,730	1,152,286

Net investment income	3,136,631	707,884	9,839,725

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,853,685)	(601,599)	(11,733,516)
In-kind redemptions — unaffiliated	15,572,768	6,164,081	20,196,352

Net realized gain	4,719,083	5,562,482	8,462,836

Net change in unrealized appreciation/depreciation	(14,880,313)	(12,820,625)	(31,687,780)

Net realized and unrealized loss	(10,161,230)	(7,258,143)	(23,224,944)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,024,599)	$(6,550,259)	$(13,385,219)

[a]	Net of foreign withholding tax of $ —, $ — and $6,368, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large-Cap ETF		iShares Morningstar Large-Cap Growth ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,596,095	$11,372,114	$7,577,495	$6,073,994
Net realized gain	29,648,110	68,774,542	30,571,927	39,714,466
Net change in unrealized appreciation/depreciation	(36,391,810)	(14,111,785)	(45,520,780)	55,091,650

Net increase (decrease) in net assets resulting from operations	4,852,395	66,034,871	(7,371,358)	100,880,110

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,935,231)	(10,933,789)	(8,221,970)	(5,871,638)

Total distributions to shareholders	(14,935,231)	(10,933,789)	(8,221,970)	(5,871,638)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	72,321,439	355,397,074	174,311,345	146,706,627
Cost of shares redeemed	(121,143,939)	(211,912,465)	(93,719,941)	(37,393,184)

Net increase (decrease) in net assets from capital share transactions	(48,822,500)	143,484,609	80,591,404	109,313,443

INCREASE (DECREASE) IN NET ASSETS	(58,905,336)	198,585,691	64,998,076	204,321,915

NET ASSETS
Beginning of year	667,832,193	469,246,502	726,247,862	521,925,947

End of year	$608,926,857	$667,832,193	$791,245,938	$726,247,862

Undistributed net investment income included in net assets at end of year	$594,963	$1,130,263	$—	$314,117

SHARES ISSUED AND REDEEMED
Shares sold	600,000	2,950,000	1,450,000	1,300,000
Shares redeemed	(1,000,000)	(1,750,000)	(800,000)	(350,000)

Net increase (decrease) in shares outstanding	(400,000)	1,200,000	650,000	950,000

See notes to financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large-Cap Value ETF		iShares Morningstar Mid-Cap ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,593,293	$7,940,097	$8,267,459	$4,939,701
Net realized gain	8,016,217	12,012,071	10,957,052	33,325,271
Net change in unrealized appreciation/depreciation	(11,326,185)	(1,944,308)	(31,233,717)	10,408,105

Net increase (decrease) in net assets resulting from operations	5,283,325	18,007,860	(12,009,206)	48,673,077

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,461,262)	(7,931,404)	(8,762,394)	(5,209,066)

Total distributions to shareholders	(8,461,262)	(7,931,404)	(8,762,394)	(5,209,066)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	35,993,228	29,628,784	142,404,188	291,035,535
Cost of shares redeemed	(49,147,480)	(32,928,956)	(96,645,293)	(99,840,109)

Net increase (decrease) in net assets from capital share transactions	(13,154,252)	(3,300,172)	45,758,895	191,195,426

INCREASE (DECREASE) IN NET ASSETS	(16,332,189)	6,776,284	24,987,295	234,659,437

NET ASSETS
Beginning of year	305,433,556	298,657,272	515,074,912	280,415,475

End of year	$289,101,367	$305,433,556	$540,062,207	$515,074,912

Undistributed net investment income included in net assets at end of year	$698,140	$566,109	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	450,000	350,000	950,000	2,000,000
Shares redeemed	(600,000)	(400,000)	(650,000)	(700,000)

Net increase (decrease) in shares outstanding	(150,000)	(50,000)	300,000	1,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$844,919	$815,383	$4,623,413	$4,278,077
Net realized gain	9,676,174	19,515,487	11,165,791	13,901,351
Net change in unrealized appreciation/depreciation	(25,840,699)	12,113,868	(12,930,144)	(1,086,510)

Net increase (decrease) in net assets resulting from operations	(15,319,606)	32,444,738	2,859,060	17,092,918

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(908,775)	(1,177,701)	(4,725,652)	(4,536,453)

Total distributions to shareholders	(908,775)	(1,177,701)	(4,725,652)	(4,536,453)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,772,692	15,929,354	25,160,189	73,617,553
Cost of shares redeemed	(15,348,668)	(15,088,852)	(55,098,649)	(49,660,312)

Net increase (decrease) in net assets from capital share transactions	(7,575,976)	840,502	(29,938,460)	23,957,241

INCREASE (DECREASE) IN NET ASSETS	(23,804,357)	32,107,539	(31,805,052)	36,513,706

NET ASSETS
Beginning of year	231,159,740	199,052,201	226,507,452	189,993,746

End of year	$207,355,383	$231,159,740	$194,702,400	$226,507,452

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	200,000	600,000
Shares redeemed	(100,000)	(100,000)	(450,000)	(400,000)

Net increase (decrease) in shares outstanding	(50,000)	—	(250,000)	200,000

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,136,631	$2,556,991	$707,884	$715,772
Net realized gain	4,719,083	23,921,710	5,562,482	11,771,587
Net change in unrealized appreciation/depreciation	(14,880,313)	(7,724,604)	(12,820,625)	564,121

Net increase (decrease) in net assets resulting from operations	(7,024,599)	18,754,097	(6,550,259)	13,051,480

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,949,748)	(2,619,910)	(673,264)	(740,247)

Total distributions to shareholders	(2,949,748)	(2,619,910)	(673,264)	(740,247)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	43,828,228	74,917,257	14,689,481	6,313,232
Cost of shares redeemed	(63,440,027)	(81,018,161)	(14,905,373)	(32,378,178)

Net decrease in net assets from capital share transactions	(19,611,799)	(6,100,904)	(215,892)	(26,064,946)

INCREASE (DECREASE) IN NET ASSETS	(29,586,146)	10,033,283	(7,439,415)	(13,753,713)

NET ASSETS
Beginning of year	224,533,148	214,499,865	118,422,940	132,176,653

End of year	$194,947,002	$224,533,148	$110,983,525	$118,422,940

Undistributed net investment income included in net assets at end of year	$186,883	$—	$34,620	$—

SHARES ISSUED AND REDEEMED
Shares sold	300,000	550,000	100,000	50,000
Shares redeemed	(450,000)	(600,000)	(100,000)	(250,000)

Net decrease in shares outstanding	(150,000)	(50,000)	—	(200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap Value ETF
	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,839,725	$9,943,657
Net realized gain	8,462,836	26,780,987
Net change in unrealized appreciation/depreciation	(31,687,780)	(7,107,421)

Net increase (decrease) in net assets resulting from operations	(13,385,219)	29,617,223

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,547,820)	(10,323,601)

Total distributions to shareholders	(9,547,820)	(10,323,601)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	51,124,667	146,254,463
Cost of shares redeemed	(79,571,291)	(101,686,004)

Net increase (decrease) in net assets from capital share transactions	(28,446,624)	44,568,459

INCREASE (DECREASE) IN NET ASSETS	(51,379,663)	63,862,081

NET ASSETS
Beginning of year	430,379,255	366,517,174

End of year	$378,999,592	$430,379,255

Undistributed net investment income included in net assets at end of year	$291,986	$—

SHARES ISSUED AND REDEEMED
Shares sold	400,000	1,150,000
Shares redeemed	(650,000)	(800,000)

Net increase (decrease) in shares outstanding	(250,000)	350,000

See notes to financial statements.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$122.54	$110.41	$94.86	$79.37	$76.26

Income from investment operations:
Net investment income[a]	2.27	2.33	2.17	1.88	1.59
Net realized and unrealized gain (loss)[b]	(1.27)	12.05	15.49	15.49	3.07

Total from investment operations	1.00	14.38	17.66	17.37	4.66

Less distributions from:
Net investment income	(2.96)	(2.25)	(2.11)	(1.88)	(1.55)

Total distributions	(2.96)	(2.25)	(2.11)	(1.88)	(1.55)

Net asset value, end of year	$120.58	$122.54	$110.41	$94.86	$79.37

Total return	0.87%	13.09%	18.80%	22.23%	6.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$608,927	$667,832	$469,247	$336,736	$273,843
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.91%	1.96%	2.13%	2.27%	2.20%
Portfolio turnover rate[c]	39%	27%	35%	63%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$118.09	$100.37	$83.14	$77.06	$69.79

Income from investment operations:
Net investment income[a]	1.13	1.11	0.93	1.06	0.60
Net realized and unrealized gain (loss)[b]	(1.64)	17.67	17.26	6.08	7.27

Total from investment operations	(0.51)	18.78	18.19	7.14	7.87

Less distributions from:
Net investment income	(1.22)	(1.06)	(0.96)	(1.06)	(0.60)

Total distributions	(1.22)	(1.06)	(0.96)	(1.06)	(0.60)

Net asset value, end of year	$116.36	$118.09	$100.37	$83.14	$77.06

Total return	(0.44)%	18.77%	21.98%	9.36%	11.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$791,246	$726,248	$521,926	$448,978	$462,367
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.96%	0.99%	1.00%	1.37%	0.88%
Portfolio turnover rate[c]	22%	21%	23%	42%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$86.04	$82.96	$72.21	$62.95	$65.67

Income from investment operations:
Net investment income[a]	2.56	2.21	2.05	1.84	1.82
Net realized and unrealized gain (loss)[b]	(1.03)	3.07	10.75	9.28	(2.74)

Total from investment operations	1.53	5.28	12.80	11.12	(0.92)

Less distributions from:
Net investment income	(2.54)	(2.20)	(2.05)	(1.86)	(1.80)

Total distributions	(2.54)	(2.20)	(2.05)	(1.86)	(1.80)

Net asset value, end of year	$85.03	$86.04	$82.96	$72.21	$62.95

Total return	1.92%	6.42%	17.98%	18.02%	(1.18)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$289,101	$305,434	$298,657	$259,965	$251,789
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	3.10%	2.60%	2.67%	2.83%	3.03%
Portfolio turnover rate[c]	27%	14%	26%	45%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$151.49	$133.53	$111.77	$96.32	$94.80

Income from investment operations:
Net investment income[a]	2.30	2.01	1.55	1.46	1.16
Net realized and unrealized gain (loss)[b]	(5.42)	18.03	21.81	15.35	1.56

Total from investment operations	(3.12)	20.04	23.36	16.81	2.72

Less distributions from:
Net investment income	(2.41)	(2.08)	(1.60)	(1.36)	(1.20)

Total distributions	(2.41)	(2.08)	(1.60)	(1.36)	(1.20)

Net asset value, end of year	$145.96	$151.49	$133.53	$111.77	$96.32

Total return	(2.03)%	15.09%	21.04%	17.65%	3.02%

Ratios/Supplemental data:
Net assets, end of year (000s)	$540,062	$515,075	$280,415	$195,605	$154,119
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.59%	1.39%	1.26%	1.48%	1.32%
Portfolio turnover rate[c]	51%	55%	50%	90%	53%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$165.11	$142.18	$119.51	$106.71	$108.23

Income from investment operations:
Net investment income[a]	0.60	0.60	0.55	0.72	0.14
Net realized and unrealized gain (loss)[b]	(11.46)	23.19	22.75	12.93	(1.47)

Total from investment operations	(10.86)	23.79	23.30	13.65	(1.33)

Less distributions from:
Net investment income	(0.65)	(0.86)	(0.63)	(0.85)	(0.19)

Total distributions	(0.65)	(0.86)	(0.63)	(0.85)	(0.19)

Net asset value, end of year	$153.60	$165.11	$142.18	$119.51	$106.71

Total return	(6.58)%	16.78%	19.52%	12.89%	(1.22)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$207,355	$231,160	$199,052	$167,313	$170,744
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.39%	0.39%	0.41%	0.67%	0.14%
Portfolio turnover rate[c]	44%	50%	41%	73%	45%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$125.84	$118.75	$96.24	$79.43	$82.79

Income from investment operations:
Net investment income[a]	2.86	2.38	2.28	2.02	1.58
Net realized and unrealized gain (loss)[b]	(0.12)	7.22	22.46	16.75	(3.30)

Total from investment operations	2.74	9.60	24.74	18.77	(1.72)

Less distributions from:
Net investment income	(2.97)	(2.51)	(2.23)	(1.96)	(1.64)

Total distributions	(2.97)	(2.51)	(2.23)	(1.96)	(1.64)

Net asset value, end of year	$125.61	$125.84	$118.75	$96.24	$79.43

Total return	2.29%	8.13%	25.94%	24.06%	(1.90)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$194,702	$226,507	$189,994	$120,302	$99,283
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.37%	1.93%	2.11%	2.46%	2.11%
Portfolio turnover rate[c]	38%	33%	39%	66%	50%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$140.33	$130.00	$107.69	$93.85	$99.99

Income from investment operations:
Net investment income[a]	2.05	1.61	1.21	1.55	1.00
Net realized and unrealized gain (loss)[b]	(5.99)	10.40	22.28	14.04	(6.22)

Total from investment operations	(3.94)	12.01	23.49	15.59	(5.22)

Less distributions from:
Net investment income	(1.94)	(1.68)	(1.18)	(1.75)	(0.92)

Total distributions	(1.94)	(1.68)	(1.18)	(1.75)	(0.92)

Net asset value, end of year	$134.45	$140.33	$130.00	$107.69	$93.85

Total return	(2.78)%	9.27%	21.89%	16.88%	(5.13)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$194,947	$224,533	$214,500	$161,536	$150,155
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.53%	1.19%	0.99%	1.63%	1.13%
Portfolio turnover rate[c]	65%	61%	68%	98%	62%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$139.32	$125.88	$103.68	$92.49	$95.37

Income from investment operations:
Net investment income[a]	0.83	0.77	0.67	0.87	0.37
Net realized and unrealized gain (loss)[b]	(8.79)	13.49	22.29	11.56	(2.91)

Total from investment operations	(7.96)	14.26	22.96	12.43	(2.54)

Less distributions from:
Net investment income	(0.79)	(0.82)	(0.76)	(1.24)	(0.34)

Total distributions	(0.79)	(0.82)	(0.76)	(1.24)	(0.34)

Net asset value, end of year	$130.57	$139.32	$125.88	$103.68	$92.49

Total return	(5.73)%	11.35%	22.16%	13.59%	(2.65)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$110,984	$118,423	$132,177	$93,315	$92,487
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.62%	0.58%	0.55%	0.93%	0.43%
Portfolio turnover rate[c]	59%	61%	62%	81%	68%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$128.47	$122.17	$103.19	$86.62	$89.46

Income from investment operations:
Net investment income[a]	3.04	3.11	2.10	2.44	1.96
Net realized and unrealized gain (loss)[b]	(6.28)	6.40	19.15	16.53	(2.70)

Total from investment operations	(3.24)	9.51	21.25	18.97	(0.74)

Less distributions from:
Net investment income	(2.97)	(3.21)	(2.27)	(2.40)	(2.10)

Total distributions	(2.97)	(3.21)	(2.27)	(2.40)	(2.10)

Net asset value, end of year	$122.26	$128.47	$122.17	$103.19	$86.62

Total return	(2.42)%	7.83%	20.78%	22.32%	(0.57)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$379,000	$430,379	$366,517	$278,624	$164,577
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.56%	2.47%	1.85%	2.67%	2.42%
Portfolio turnover rate[c]	51%	40%	52%	69%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Non-diversified
Morningstar Large-Cap Value	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2016. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Morningstar Large-Cap
Investments:
Assets:
Common Stocks	$607,818,807	$—	$—	$607,818,807
Money Market Funds	3,429,330	—	—	3,429,330

Total	$611,248,137	$—	$—	$611,248,137

Morningstar Large-Cap Growth
Investments:
Assets:
Common Stocks	$790,208,272	$—	$—	$790,208,272
Money Market Funds	4,804,955	—	—	4,804,955

Total	$795,013,227	$—	$—	$795,013,227

Morningstar Large-Cap Value
Investments:
Assets:
Common Stocks	$288,815,765	$—	$—	$288,815,765
Money Market Funds	728,134	—	—	728,134

Total	$289,543,899	$—	$—	$289,543,899

Morningstar Mid-Cap
Investments:
Assets:
Common Stocks	$539,488,805	$—	$—	$539,488,805
Money Market Funds	29,973,251	—	—	29,973,251

Total	$569,462,056	$—	$—	$569,462,056

Morningstar Mid-Cap Growth
Investments:
Assets:
Common Stocks	$207,198,895	$—	$25,590	$207,224,485
Money Market Funds	21,000,455	—	—	21,000,455

Total	$228,199,350	$—	$25,590	$228,224,940

Morningstar Mid-Cap Value
Investments:
Assets:
Common Stocks	$194,449,163	$—	$—	$194,449,163
Money Market Funds	4,027,596	—	—	4,027,596

Total	$198,476,759	$—	$—	$198,476,759

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
Morningstar Small-Cap
Investments:
Assets:
Common Stocks	$194,801,863	$—	$—	$194,801,863
Money Market Funds	32,650,150	—	—	32,650,150

Total	$227,452,013	$—	$—	$227,452,013

Morningstar Small-Cap Growth
Investments:
Assets:
Common Stocks	$110,873,382	$—	$—	$110,873,382
Money Market Funds	33,648,669	—	—	33,648,669

Total	$144,522,051	$—	$—	$144,522,051

Morningstar Small-Cap Value
Investments:
Assets:
Common Stocks	$378,569,643	$—	$105,134	$378,674,777
Money Market Funds	28,670,279	—	—	28,670,279

Total	$407,239,922	$—	$105,134	$407,345,056

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. Each Fund continues to evaluate its reinvestment strategy in light of the new regulations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Large-Cap
Barclays Capital Inc.	$497,366	$497,366	$—
Deutsche Bank Securities Inc.	13,945	13,945	—
JPMorgan Clearing Corp.	491,077	491,077	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	155,233	155,233	—
UBS Securities LLC	1,523,883	1,523,883	—

	$2,681,504	$2,681,504	$—

Morningstar Large-Cap Growth
Credit Suisse Securities (USA) LLC	$335,944	$335,944	$—
Deutsche Bank Securities Inc.	155,531	155,531	—
Goldman Sachs & Co.	1,250,788	1,250,788	—
JPMorgan Clearing Corp.	90,044	90,044	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,096,449	2,096,449	—

	$3,928,756	$3,928,756	$—

Morningstar Large-Cap Value
JPMorgan Clearing Corp.	$8,668	$8,668	$—
Merrill Lynch, Pierce, Fenner & Smith	99	99	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	140,164	140,164	—

	$148,931	$148,931	$—

Morningstar Mid-Cap
BNP Paribas Prime Brokerage Inc.	$58,357	$58,357	$—
Citigroup Global Markets Inc.	807,820	807,820	—
Deutsche Bank Securities Inc.	2,052,678	2,052,678	—
Goldman Sachs & Co.	3,247,260	3,247,260	—
Jefferies LLC	3,052,939	3,052,939	—
JPMorgan Clearing Corp.	1,692,186	1,692,186	—
Merrill Lynch, Pierce, Fenner & Smith	2,485,128	2,485,128	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,083,347	7,083,347	—
National Financial Services LLC	422,945	422,945	—
State Street Bank & Trust Company	3,762,810	3,762,810	—
UBS Securities LLC	4,069,509	4,069,509	—

	$28,734,979	$28,734,979	$—

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Mid-Cap Growth
Barclays Capital Inc.	$571,042	$571,042	$—
BNP Paribas Prime Brokerage Inc.	497,618	497,618	—
Citigroup Global Markets Inc.	750,933	750,933	—
Credit Suisse Securities (USA) LLC	170,419	170,419	—
Deutsche Bank Securities Inc.	5,035,390	5,035,390	—
Goldman Sachs & Co.	1,008,384	1,008,384	—
HSBC Bank PLC	785,178	785,178	—
JPMorgan Clearing Corp.	4,050,546	4,050,546	—
Merrill Lynch, Pierce, Fenner & Smith	1,513,852	1,513,852	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,555,964	3,555,964	—
State Street Bank & Trust Company	1,011,992	1,011,992	—
Timber Hill LLC	787,290	787,290	—
UBS Securities LLC	347,987	347,987	—
Wells Fargo Securities LLC	42,389	42,389	—

	$20,128,984	$20,128,984	$—

Morningstar Mid-Cap Value
BNP Paribas Prime Brokerage Inc.	$100,332	$100,332	$—
Citigroup Global Markets Inc.	218,921	218,921	—
Deutsche Bank Securities Inc.	4,875	4,875	—
Goldman Sachs & Co.	227,436	227,436	—
JPMorgan Clearing Corp.	498,870	498,870	—
Merrill Lynch, Pierce, Fenner & Smith	502,100	502,100	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,180,828	2,180,828	—
State Street Bank & Trust Company	8,956	8,956	—

	$3,742,318	$3,742,318	$—

Morningstar Small-Cap
Barclays Capital Inc.	$737,972	$737,972	$—
BNP Paribas Prime Brokerage Inc.	2,893	2,893	—
Citigroup Global Markets Inc.	1,307,653	1,307,653	—
Credit Suisse Securities (USA) LLC	366,336	366,336	—
Deutsche Bank Securities Inc.	2,503,165	2,503,165	—
Goldman Sachs & Co.	12,528,521	12,528,521	—
HSBC Bank PLC	1,883,041	1,883,041	—
JPMorgan Clearing Corp.	5,928,277	5,928,277	—
Merrill Lynch, Pierce, Fenner & Smith	1,781,648	1,781,648	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,576,041	2,576,041	—
National Financial Services LLC	148,590	148,590	—
State Street Bank & Trust Company	710,775	710,775	—
UBS Securities LLC	1,001,791	1,001,791	—

	$31,476,703	$31,476,703	$—

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Small-Cap Growth
Barclays Capital Inc.	$1,159,392	$1,159,392	$—
BNP Paribas Prime Brokerage Inc.	103,224	103,224	—
Citigroup Global Markets Inc.	1,709,096	1,709,096	—
Credit Suisse Securities (USA) LLC	1,868,517	1,868,517	—
Deutsche Bank Securities Inc.	2,162,460	2,162,460	—
Goldman Sachs & Co.	8,576,905	8,576,905	—
HSBC Bank PLC	779,225	779,225	—
Jefferies LLC	459,004	459,004	—
JPMorgan Clearing Corp.	4,656,077	4,656,077	—
Merrill Lynch, Pierce, Fenner & Smith	1,150,296	1,150,296	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,152,265	4,152,265	—
National Financial Services LLC	849,096	849,096	—
Scotia Capital (USA) Inc.	261,180	261,180	—
State Street Bank & Trust Company	1,907,970	1,907,970	—
UBS Securities LLC	2,189,186	2,189,186	—
Wells Fargo Securities LLC	348,258	348,258	—

	$32,332,151	$32,332,151	$—

Morningstar Small-Cap Value
Barclays Capital Inc.	$1,400,192	$1,395,540	$(4,652)
BNP Paribas Prime Brokerage Inc.	78,648	78,648	—
Citigroup Global Markets Inc.	1,458,828	1,458,828	—
Credit Suisse Securities (USA) LLC	726,091	726,091	—
Deutsche Bank Securities Inc.	253,479	253,479	—
Goldman Sachs & Co.	8,876,688	8,876,688	—
HSBC Bank PLC	151,480	151,480	—
Jefferies LLC	167,109	167,109	—
JPMorgan Clearing Corp.	5,700,340	5,700,340	—
Merrill Lynch, Pierce, Fenner & Smith	2,817,303	2,817,303	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,995,991	1,995,991	—
UBS Securities LLC	3,240,727	3,240,727	—
Wells Fargo Securities LLC	68,922	68,922	—

	$26,935,798	$26,931,146	$(4,652)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30

iShares ETF	Investment Advisory Fee
Morningstar Mid-Cap Value	0.30%
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$4,850
Morningstar Large-Cap Growth	32,631
Morningstar Large-Cap Value	2,935
Morningstar Mid-Cap	74,466
Morningstar Mid-Cap Growth	49,734

iShares ETF	Fees Paid to BTC
Morningstar Mid-Cap Value	$28,881
Morningstar Small-Cap	117,305
Morningstar Small-Cap Growth	119,235
Morningstar Small-Cap Value	204,941

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$166,627,150	$159,604,760
Morningstar Large-Cap Growth	92,807,665	101,615,397
Morningstar Large-Cap Value	46,309,316	36,350,901
Morningstar Mid-Cap	133,271,970	154,617,122
Morningstar Mid-Cap Growth	47,409,518	62,074,156
Morningstar Mid-Cap Value	49,017,556	40,256,755
Morningstar Small-Cap	76,976,550	65,431,733
Morningstar Small-Cap Growth	26,977,774	38,744,006
Morningstar Small-Cap Value	90,416,759	86,462,177

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Morningstar Large-Cap Growth
BlackRock Inc.	16,051	4,288	(2,480)	17,859	$6,363,697	$155,417	$59,532

Morningstar Large-Cap Value
PNC Financial Services Group Inc. (The)	32,020	4,717	(9,504)	27,233	$2,390,513	$55,461	$175,803

Morningstar Small-Cap Value
Pennymac Mortgage Investment Trust	53,341	—	—	53,341	$724,904	$107,749	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2016 were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$236,905,268	$238,402,608
Morningstar Large-Cap Growth	182,694,491	175,608,220
Morningstar Large-Cap Value	76,849,736	74,575,328
Morningstar Mid-Cap	293,754,835	265,904,696
Morningstar Mid-Cap Growth	105,620,681	95,517,564
Morningstar Mid-Cap Value	79,405,540	73,803,132
Morningstar Small-Cap	143,338,477	132,134,144
Morningstar Small-Cap Growth	72,290,323	67,209,488
Morningstar Small-Cap Value	203,876,456	196,625,489

In-kind transactions (see Note 4) for the year ended April 30, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$72,003,954	$119,775,463
Morningstar Large-Cap Growth	174,068,354	93,467,080
Morningstar Large-Cap Value	35,507,132	48,974,701
Morningstar Mid-Cap	141,765,500	95,966,706
Morningstar Mid-Cap Growth	7,767,610	15,338,881
Morningstar Mid-Cap Value	24,951,119	54,898,794
Morningstar Small-Cap	43,494,788	63,057,581
Morningstar Small-Cap Growth	14,639,715	15,016,072
Morningstar Small-Cap Value	50,314,718	78,463,209

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

April 30, 2016, attributable to the characterization of corporate actions, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large-Cap	$28,858,052	$2,803,836	$(31,661,888)
Morningstar Large-Cap Growth	43,724,476	330,358	(44,054,834)
Morningstar Large-Cap Value	7,033,312	—	(7,033,312)
Morningstar Mid-Cap	24,494,376	494,935	(24,989,311)
Morningstar Mid-Cap Growth	4,208,940	63,856	(4,272,796)
Morningstar Mid-Cap Value	11,424,869	102,239	(11,527,108)
Morningstar Small-Cap	14,769,975	—	(14,769,975)
Morningstar Small-Cap Growth	5,966,849	—	(5,966,849)
Morningstar Small-Cap Value	17,869,159	81	(17,869,240)

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 was as follows:

iShares ETF	2016	2015
Morningstar Large-Cap
Ordinary income	$14,935,231	$10,933,789

Morningstar Large-Cap Growth
Ordinary income	$8,221,970	$5,871,638

Morningstar Large-Cap Value
Ordinary income	$8,461,262	$7,931,404

Morningstar Mid-Cap
Ordinary income	$8,762,394	$5,209,066

Morningstar Mid-Cap Growth
Ordinary income	$908,775	$1,177,701

Morningstar Mid-Cap Value
Ordinary income	$4,725,652	$4,536,453

Morningstar Small-Cap
Ordinary income	$2,949,748	$2,619,910

Morningstar Small-Cap Growth
Ordinary income	$673,264	$740,247

Morningstar Small-Cap Value
Ordinary income	$9,547,820	$10,323,601

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Morningstar Large-Cap	$594,963	$(10,657,565)	$53,080,971	$(7,340,096)	$35,678,273
Morningstar Large-Cap Growth	—	(90,674,898)	165,763,616	(11,586,895)	63,501,823
Morningstar Large-Cap Value	698,140	(50,411,777)	18,019,248	(2,020,275)	(33,714,664)
Morningstar Mid-Cap	—	(16,463,268)	24,370,991	(8,429,940)	(522,217)
Morningstar Mid-Cap Growth	—	(81,504,024)	32,609,305	(3,215,599)	(52,110,318)
Morningstar Mid-Cap Value	—	(7,062,145)	18,240,216	(1,568,688)	9,609,383
Morningstar Small-Cap	186,883	(11,228,036)	11,611,773	(5,636,388)	(5,065,768)
Morningstar Small-Cap Growth	34,620	(8,090,255)	1,707,428	(776,553)	(7,124,760)
Morningstar Small-Cap Value	292,492	(14,567,060)	12,993,509	(4,094,736)	(5,375,795)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions and the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large-Cap	$—	$—	$10,657,565	$—	$10,657,565
Morningstar Large-Cap Growth	1,290,050	22,043,878	66,358,290	982,680	90,674,898
Morningstar Large-Cap Value	—	8,647,349	36,252,824	5,511,604	50,411,777
Morningstar Mid-Cap	2,838,362	—	13,624,906	—	16,463,268
Morningstar Mid-Cap Growth	—	—	77,504,649	3,999,375	81,504,024
Morningstar Mid-Cap Value	—	—	7,062,145	—	7,062,145
Morningstar Small-Cap	5,073,215	—	6,154,821	—	11,228,036
Morningstar Small-Cap Growth	612,037	—	7,478,218	—	8,090,255
Morningstar Small-Cap Value	5,484,372	—	9,082,688	—	14,567,060

[a]	Must be utilized prior to loses subject to expiration.

For the year ended April 30, 2016, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Large-Cap	$5,568,073
Morningstar Large-Cap Value	3,559,946
Morningstar Mid-Cap Growth	7,201,087
Morningstar Mid-Cap Value	394,683

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large-Cap	$558,167,166	$78,145,172	$(25,064,201)	$53,080,971
Morningstar Large-Cap Growth	629,249,611	190,345,589	(24,581,973)	165,763,616
Morningstar Large-Cap Value	271,524,651	28,936,955	(10,917,707)	18,019,248
Morningstar Mid-Cap	545,091,065	58,063,591	(33,692,600)	24,370,991
Morningstar Mid-Cap Growth	195,615,635	43,592,970	(10,983,665)	32,609,305
Morningstar Mid-Cap Value	180,236,543	31,724,474	(13,484,258)	18,240,216
Morningstar Small-Cap	215,840,240	24,227,747	(12,615,974)	11,611,773
Morningstar Small-Cap Growth	142,814,623	15,869,773	(14,162,345)	1,707,428
Morningstar Small-Cap Value	394,351,547	49,441,535	(36,448,026)	12,993,509

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (the “Funds”) at April 30, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2016:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$12,340,926
Morningstar Large-Cap Growth	8,814,286
Morningstar Large-Cap Value	9,236,890
Morningstar Mid-Cap	7,476,751
Morningstar Mid-Cap Growth	1,111,588

iShares ETF	Qualified Dividend Income
Morningstar Mid-Cap Value	$4,765,617
Morningstar Small-Cap	2,185,332
Morningstar Small-Cap Growth	528,235
Morningstar Small-Cap Value	7,605,017

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Morningstar Large-Cap	100%
Morningstar Large-Cap Growth	100
Morningstar Large-Cap Value	100
Morningstar Mid-Cap	81.58
Morningstar Mid-Cap Growth	100

iShares ETF	Dividends- Received Deduction
Morningstar Mid-Cap Value	87.32%
Morningstar Small-Cap	66.04
Morningstar Small-Cap Growth	73.13
Morningstar Small-Cap Value	64.51

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Morningstar Large-Cap	$2.941739	$—	$0.016158	$2.957897	99%	—%	1%	100%
Morningstar Large-Cap Growth	1.192852	—	0.026146	1.218998	98	—	2	100
Morningstar Large-Cap Value	2.535981	—	—	2.535981	100	—	—	100
Morningstar Mid-Cap	2.322113	—	0.090295	2.412408	96	—	4	100
Morningstar Mid-Cap Growth	0.620915	—	0.028210	0.649125	96	—	4	100
Morningstar Mid-Cap Value	2.887844	—	0.077276	2.965120	97	—	3	100
Morningstar Small-Cap	1.823147	—	0.116177	1.939324	94	—	6	100
Morningstar Small-Cap Growth	0.745541	—	0.046534	0.792075	94	—	6	100
Morningstar Small-Cap Value	2.766091	—	0.205054	2.971145	93	—	7	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.16%
Between 0.5% and –0.5%	1,317	99.84

	1,319	100.00%

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,317	99.84%
Less than –0.5%	2	0.16

	1,319	100.00%

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5%	2	0.16

	1,319	100.00%

iShares Morningstar Small-Cap ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5%	2	0.16

	1,319	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small-Cap Value ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.16%
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5%	1	0.08

	1,319	100.00%

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 328 funds (as of April 30, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0416

APRIL 30, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Cohen & Steers REIT ETF | ICF | NYSE Arca
➢	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
➢	iShares Global REIT ETF | REET | NYSE Arca
➢	iShares International Developed Real Estate ETF | IFGL | NASDAQ
➢	iShares Real Estate 50 ETF | FTY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined for the 12 months ended April 30, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -5.66% for the reporting period.

Stocks declined as economic growth around the world slowed, including some of the stronger developed economies, such as the U.S. and the U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity. For example, the European Central Bank initiated quantitative easing at the beginning of the reporting period and expanded those measures in late 2015 and early 2016. Meanwhile, the Bank of Japan supplemented its own quantitative easing program by introducing negative interest rates in early 2016.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006. Subsequently, the Fed lowered its projections for raising the federal funds rate in 2016.

Other factors contributed to heightened volatility in the global equity markets during the reporting period. Geopolitical turmoil in the Middle East continued to cast a shadow over global equity markets. Energy and commodity prices were volatile, falling sharply early in the reporting period amid slowing demand from China (the world’s largest consumer of commodities), and then rebounding somewhat late in the reporting period as the U.S. dollar weakened and China’s economy appeared to stabilize.

Regionally, U.S. stocks held up the best, posting relatively flat returns for the reporting period. This performance reflected an inconsistent and uncertain economic environment as the U.S. economy’s quarterly growth rate slowed throughout the reporting period. Although employment growth remained robust, sending the unemployment rate down to an eight-year low, other segments of the economy struggled. For example, industrial production contracted during the reporting period, while consumer spending remained muted despite falling energy prices that contributed to lower fuel costs for consumers.

Equity markets in the Asia/Pacific region fell by approximately 8% amid slowing economic growth in the region’s major economies, including China and Japan. The New Zealand stock market fared the best for the reporting period, while markets in Hong Kong and Singapore underperformed.

European equity markets declined by approximately 10% for the reporting period. Year-over-year economic growth in the Eurozone was relatively stable at 1.6% during the reporting period despite significant economic stimulus. Ireland, Denmark, and Belgium were among the only European equity markets to post positive returns for the reporting period, while markets in Spain, Norway, and Italy declined the most.

Emerging markets stocks were down by about 18% for the reporting period. Emerging economies dependent on commodity exports were adversely affected by declining demand and lower commodity prices, with some falling into recession. The best-performing emerging markets included Hungary, Turkey, and Indonesia, while markets in Greece, China, and Poland fell the most.

Currency fluctuations had a slightly positive impact on global equity market performance as the U.S. dollar depreciated modestly against many foreign currencies during the reporting period. The U.S. Dollar Index, which measures the dollar against a basket of six major foreign currencies, declined by 2% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REIT ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.22%	9.27%	9.62%	9.22%	9.27%	9.62%
5 Years	9.66%	9.67%	10.05%	58.57%	58.64%	61.42%
10 Years	5.82%	5.82%	6.10%	76.03%	76.05%	80.83%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,047.50	$1.78	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REIT ETF

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 9.22%, net of fees, while the total return for the Index was 9.62%.

As represented by the Index, U.S. REITs posted solid gains for the reporting period, outpacing the flat returns of the broad U.S. equity indices. REITs continued to benefit from investor demand for their relatively high dividend yields, particularly in a low-interest rate environment. Despite a short-term interest rate increase from the Fed in December 2015, interest rates generally remained near historically low levels as U.S. economic growth slowed during the reporting period.

REITs also benefited from a strong commercial property market as sustained demand helped raise commercial property valuations. In addition, vacancy rates continued to decline across all commercial property types, leading to higher rents.

From a sector perspective, specialized REITs contributed the most to Index performance for the reporting period, led by strong returns for data center REITs and self-storage REITs. Retail REITs, the largest sector weighting in the Index on average, were also meaningful contributors to Index returns. Although consumer spending was sluggish during the reporting period, retail REITs benefited from favorable supply and demand trends, particularly the limited development of new shopping malls. Other sectors that contributed to Index performance during the reporting period included residential REITs and industrial REITs.

On the downside, hotel and resort REITs detracted the most from Index performance, declining sharply for the reporting period. Slowing global economic growth and the potential impact of increasing supply put downward pressure on hotel and resort REITs. Office REITs generated mixed returns but detracted slightly from Index performance overall during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Retail REITs	25.04%
Residential REITs	19.09
Specialized REITs	18.20
Office REITs	15.68
Health Care REITs	13.87
Industrial REITs	5.42
Hotel & Resort REITs	2.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Simon Property Group Inc.	8.19%
Public Storage	7.74
Equity Residential	5.64
Welltower Inc.	5.59
AvalonBay Communities Inc.	5.50
Prologis Inc.	5.42
Equinix Inc.	5.15
Ventas Inc.	4.70
Boston Properties Inc.	4.50
Vornado Realty Trust	3.86

TOTAL	56.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.16%	0.04%	0.27%	0.16%	0.04%	0.27%
5 Years	5.57%	5.39%	5.68%	31.16%	30.02%	31.80%
Since Inception	1.05%	1.02%	1.00%	9.27%	8.99%	8.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$961.30	$2.34	$1,000.00	$1,022.50	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 0.16%, net of fees, while the total return for the Index was 0.27%.

As represented by the Index, European real estate stocks posted relatively flat returns for the reporting period as the positive impact of continued low interest rates was offset by sluggish economic activity. On the economic front, growth in the U.K. slowed throughout the reporting period, while a gradual economic recovery in the eurozone appeared to stall over the last several quarters.

On the positive side, interest rates across Europe remained extremely low, which helped keep borrowing costs down for publicly traded real estate stocks and made their relatively high dividend yields more attractive to investors. The European Central Bank lowered its depository interest rate further into negative territory, while the Bank of England held its benchmark interest rate at an all-time low.

From a currency perspective, the U.S. dollar was mixed against the currencies represented in the Index, declining 2% against the euro and 4% against the Swedish krona, while appreciating 2% against the Swiss franc and 5% against the British pound.

From a sector perspective, real estate operating companies (the largest sector weighting in the Index on average) contributed the most to Index performance for the reporting period. Specialized real estate investment trusts (“REITs”), which consisted primarily of self-storage REITs, and companies engaged in diversified real estate activities also had a positive impact on Index performance. On the downside, diversified REITs detracted the most from Index returns for the reporting period, followed by office and retail REITs.

ALLOCATION BY SECTOR

As of 4/30/16

Sector/Investment Type	Percentage of Total Investments*

Real Estate Operating Companies	36.30%
Retail REITs	28.83
Diversified REITs	17.32
Office REITs	6.59
Industrial REITs	3.76
Diversified Real Estate Activities	1.84
Real Estate Development	1.56
Health Care REITs	1.48
Specialized REITs	1.17
Other**	1.15

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/16

Country	Percentage of Total Investments*

United Kingdom	34.16%
France	20.98
Germany	18.67
Sweden	7.04
Switzerland	5.31
Spain	3.39
Belgium	2.99
Netherlands	2.57
Austria	1.77
Finland	1.12

TOTAL	98.00%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GLOBAL REIT ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.17%	5.66%	5.33%	6.17%	5.66%	5.33%
Since Inception	6.90%	6.81%	6.13%	12.86%	12.69%	11.39%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,057.90	$0.72	$1,000.00	$1,024.20	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL REIT ETF

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA/NAREIT Global REIT Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 6.17%, net of fees, while the total return for the Index was 5.33%.

As represented by the Index, global real estate investment trusts (“REITs”) posted positive returns for the reporting period, while broad global equity indices declined.

U.S. REITs, which represented about 64% of the Index on average, contributed the most to Index performance during the reporting period. U.S. REITs continued to benefit from investor demand for their relatively high dividend yields, particularly in a low interest-rate environment. A strong commercial property market also aided U.S. REITs as sustained demand helped raise commercial property valuations.

Outside the U.S., weak economic growth in many regions of the globe put downward pressure on real estate stocks. Notable examples included property stocks in the U.K. and Canada, which detracted the most from Index returns during the reporting period as economic growth slowed meaningfully in both countries. In contrast, REITs in Japan and Australia contributed to Index performance as their property markets proved resilient.

For the non-U.S. portion of the Index, currency fluctuations had a modestly positive impact on performance for U.S. investors. Among countries represented in the Index, the U.S. dollar depreciated 2% against the euro and 11% against the Japanese yen, but appreciated 3% against the Australian dollar and 5% against the British pound.

From a sector perspective, retail REITs (the Index’s largest sector weighting on average) contributed the most to Index performance. Specialized REITs, led by self-storage companies, and residential REITs also contributed meaningfully to Index returns. Hotel and resort REITs detracted the most from Index performance, declining sharply for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Retail REITs	31.12%
Diversified REITs	15.14
Office REITs	14.25
Residential REITs	12.66
Health Care REITs	8.57
Specialized REITs	7.63
Industrial REITs	6.55
Hotel & Resort REITs	4.04
Real Estate Operating Companies	0.04

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/16

Country	Percentage of Total Investments*

United States	62.76%
Japan	7.99
Australia	7.50
United Kingdom	5.79
France	4.38
Canada	3.21
Singapore	2.33
South Africa	1.47
Hong Kong	1.28
Mexico	0.77

TOTAL	97.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.11)%	(3.45)%	(2.87)%	(3.11)%	(3.45)%	(2.87)%
5 Years	4.17%	3.87%	4.58%	22.67%	20.91%	25.10%
Since Inception	(0.05)%	(0.15)%	0.16%	(0.41)%	(1.28)%	1.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.70	$2.42	$1,000.00	$1,022.50	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was -3.11%, net of fees, while the total return for the Index was -2.87%.

As represented by the Index, international real estate stocks declined modestly for the reporting period but held up better than the broad international equity indices. Slowing economic growth in many regions of the globe put downward pressure on real estate stocks outside the U.S.

On the positive side, global interest rates remained low as many of the world’s central banks maintained accommodative monetary policies to stimulate economic activity. Low interest rates helped keep borrowing costs down for publicly traded real estate stocks and made their relatively high dividend yields more attractive to investors.

Currency fluctuations had a modestly positive impact on the performance of non-U.S. real estate stocks for U.S. investors. Among countries represented in the Index, the U.S. dollar depreciated 2% against the euro and 11% against the Japanese yen, but appreciated 3% against the Australian dollar and 5% against the British pound.

From a country perspective, Australian property stocks contributed the most to Index performance for the reporting period, followed by three European countries — Germany, Sweden, and Belgium. On the downside, real estate stocks in Hong Kong and the U.K. detracted the most from Index returns.

On a sector basis, retail real estate investment trusts (“REITs”) had the most significant positive impact on Index performance for the reporting period. Office and industrial REITs were also meaningful contributors to Index returns. In contrast, companies engaged in diversified real estate activities, including property management and development, detracted the most from Index performance.

ALLOCATION BY SECTOR

As of 4/30/16

Sector/Investment Type	Percentage of Total Investments*

Retail REITs	24.09%
Diversified Real Estate Activities	19.62
Real Estate Operating Companies	16.22
Diversified REITs	15.17
Office REITs	9.99
Industrial REITs	5.82
Real Estate Development	4.26
Residential REITs	2.61
Other**	2.22

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/16

Country	Percentage of Total Investments*

Japan	25.32%
Hong Kong	15.28
Australia	12.93
United Kingdom	12.05
France	7.65
Germany	6.56
Canada	6.18
Singapore	4.44
Sweden	2.47
Switzerland	1.88

TOTAL	94.76%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® REAL ESTATE 50 ETF

Performance as of April 30, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.48%	8.48%	8.83%	8.48%	8.48%	8.83%
5 Years	9.00%	9.00%	9.50%	53.88%	53.87%	57.45%
Since Inception	3.99%	3.95%	4.42%	42.27%	41.74%	47.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Beginning Account Value (11/1/15)	Ending Account Value (4/30/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,048.80	$2.45	$1,000.00	$1,022.50	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® REAL ESTATE 50 ETF

The iShares Real Estate 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest U.S. real estate equities, as represented by the FTSE NAREIT Real Estate 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2016, the total return for the Fund was 8.48%, net of fees, while the total return for the Index was 8.83%.

As represented by the Index, the largest U.S. real estate investment trusts (“REITs”) posted solid gains for the reporting period, outpacing the flat returns of the broad U.S. equity indices. REITs continued to benefit from investor demand for their relatively high dividend yields, particularly in a low-interest rate environment. Despite a short-term interest rate increase from the Fed in December 2015, interest rates generally remained near historically low levels as U.S. economic growth slowed during the reporting period.

REITs also benefited from a strong commercial property market as sustained demand helped raise commercial property valuations. In addition, vacancy rates continued to decline across all commercial property types, leading to higher rents.

From a sector perspective, specialized REITs (the largest sector weighting in the Index on average) contributed the most to Index performance for the reporting period, led by strong returns for self-storage REITs and cell tower REITs. Retail REITs were also meaningful contributors to Index returns. Although consumer spending was sluggish during the reporting period, retail REITs benefited from favorable supply and demand trends, particularly the limited development of new shopping malls. Other sectors that contributed to Index performance included residential REITs and industrial REITs.

On the downside, hotel and resort REITs detracted the most from Index performance, declining sharply for the reporting period. Slowing global economic growth and the potential impact of increasing supply put downward pressure on hotel and resort REITs. Office REITs and healthcare REITs also detracted from Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/16

Sector	Percentage of Total Investments*

Specialized REITs	28.79%
Retail REITs	23.39
Residential REITs	15.45
Health Care REITs	9.95
Office REITs	8.82
Diversified REITs	4.60
Industrial REITs	3.54
Mortgage REITs	3.10
Hotel & Resort REITs	2.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/16

Security	Percentage of Total Investments*

Simon Property Group Inc.	9.30%
American Tower Corp.	6.60
Public Storage	5.28
Crown Castle International Corp.	4.32
Weyerhaeuser Co.	3.78
Welltower Inc.	3.67
Equity Residential	3.65
AvalonBay Communities Inc.	3.60
Prologis Inc.	3.54
Equinix Inc.	3.36

TOTAL	47.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes —The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REIT ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.90%

HEALTH CARE REITS — 13.86%
HCP Inc.[a]	3,889,047	$131,566,459
Ventas Inc.[a]	2,784,667	172,983,514
Welltower Inc.[a]	2,959,423	205,443,145

		509,993,118
HOTEL & RESORT REITS — 2.70%
Host Hotels & Resorts Inc.[a]	6,285,562	99,437,591

		99,437,591
INDUSTRIAL REITS — 5.41%
Prologis Inc.	4,384,700	199,109,227

		199,109,227
OFFICE REITS — 15.66%
Alexandria Real Estate Equities Inc.	606,294	56,355,027
Boston Properties Inc.[a]	1,284,323	165,497,862
Douglas Emmett Inc.[a]	1,166,106	37,840,140
Highwoods Properties Inc.[a]	797,191	37,252,735
Kilroy Realty Corp.[a]	770,722	49,950,493
SL Green Realty Corp.[a]	833,795	87,615,179
Vornado Realty Trust[a]	1,482,125	141,883,826

		576,395,262
RESIDENTIAL REITS — 19.07%
American Campus Communities Inc.	1,069,844	47,875,520
AvalonBay Communities Inc.	1,144,672	202,366,563
Equity Lifestyle Properties Inc.	669,718	45,868,986
Equity Residential[a]	3,046,246	207,357,965
Essex Property Trust Inc.[a]	552,236	121,740,426
UDR Inc.[a]	2,191,175	76,515,831

		701,725,291
RETAIL REITS — 25.02%
Federal Realty Investment Trust[a]	580,579	88,294,454
General Growth Properties Inc.[a]	4,869,492	136,491,861
Kimco Realty Corp.[a]	3,456,423	97,194,615
Macerich Co. (The)	1,060,215	80,661,157
Realty Income Corp.[a]	2,087,352	123,571,238
Regency Centers Corp.[a]	787,457	58,035,581
Simon Property Group Inc.[a]	1,497,597	301,271,589
Weingarten Realty Investors	953,597	35,206,801

		920,727,296

Security	Shares	Value
SPECIALIZED REITS — 18.18%
Digital Realty Trust Inc.[a]	1,223,844	$107,673,795
Equinix Inc.[a]	573,144	189,338,120
Extra Space Storage Inc.[a]	1,032,445	87,706,203
Public Storage[a]	1,161,928	284,451,594

		669,169,712

TOTAL COMMON STOCKS
(Cost: $3,200,943,674)		3,676,557,497

SHORT-TERM INVESTMENTS — 6.16%

MONEY MARKET FUNDS — 6.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[b,c,d]	211,431,785	211,431,785
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[b,c,d]	11,536,245	11,536,245
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	3,639,970	3,639,970

		226,608,000

TOTAL SHORT-TERM INVESTMENTS
(Cost: $226,608,000)		226,608,000

TOTAL INVESTMENTS IN SECURITIES — 106.06%
(Cost: $3,427,551,674)		3,903,165,497
Other Assets, Less Liabilities — (6.06)%		(222,919,308)

NET ASSETS — 100.00%		$3,680,246,189

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 98.94%

AUSTRIA — 1.75%
BUWOG AG	24,764	$521,320
CA Immobilien Anlagen AG	24,723	472,319
Conwert Immobilien Invest SEa	23,578	373,480

		1,367,119
BELGIUM — 2.96%
Aedifica SA	4,223	298,141
Befimmo SA	5,945	397,311
Cofinimmo SA	6,970	866,165
Intervest Offices & Warehouses NVa	4,633	132,554
Leasinvest Real Estate SCA	657	75,701
Warehouses De Pauw CVA	4,920	447,992
Wereldhave Belgium NV	714	93,390

		2,311,254
FINLAND — 1.11%
Citycon OYJ	136,940	347,253
Sponda OYJ	85,444	372,076
Technopolis OYJ	33,169	143,223

		862,552
FRANCE — 20.80%
Affine SA	2,649	50,304
ANF Immobilier	2,788	77,117
Fonciere de Paris SIIC	943	156,437
Fonciere des Regions	12,751	1,206,903
Gecina SA	14,067	2,034,899
ICADE	12,710	1,000,821
Klepierre	71,176	3,348,491
Mercialys SA	15,744	350,820
Unibail-Rodamco SE	29,942	8,024,808

		16,250,600
GERMANY — 18.51%
ADLER Real Estate AGa,b	8,487	112,418
ADO Properties SAa,c	7,872	259,215
Alstria office REIT AG	36,326	509,673
Deutsche Euroshop AG	15,867	739,561
Deutsche Wohnen AG Bearer	114,390	3,504,037
DIC Asset AG	11,890	109,599
Grand City Properties SA	34,522	762,722
Hamborner REIT AG	20,664	230,143
LEG Immobilien AG	21,361	1,977,082
TAG Immobilien AG	40,549	538,504
TLG Immobilien AG	18,901	399,735
Vonovia SE	158,043	5,319,110

		14,461,799

Security	Shares	Value
IRELAND — 1.10%
Green REIT PLC	222,097	$366,814
Hibernia REIT PLC	231,691	342,058
Irish Residential Properties REIT PLC	118,294	151,747

		860,619
ITALY — 0.51%
Beni Stabili SpA SIIQ	375,068	277,941
Immobiliare Grande Distribuzione SIIQ SpA	134,562	122,217

		400,158
NETHERLANDS — 2.55%
Eurocommercial Properties NV	16,236	759,084
NSI NV	46,822	222,286
VastNed Retail NV	6,560	288,894
Wereldhave NV	14,022	722,544

		1,992,808
NORWAY — 0.38%
Entra ASA[c]	21,238	200,449
Norwegian Property ASA[a]	82,000	91,549

		291,998
SPAIN — 3.36%
Axiare Patrimonio SOCIMI SA	19,885	302,911
Hispania Activos Inmobiliarios SAa	23,534	345,020
Inmobiliaria Colonial SAa	727,094	557,960
Lar Espana Real Estate SOCIMI SA	17,835	183,478
Merlin Properties SOCIMI SA	106,370	1,236,583

		2,625,952
SWEDEN — 6.97%
Castellum AB	55,924	895,765
D. Carnegie & Co. ABa,b	11,595	112,012
Dios Fastigheter AB	15,785	115,597
Fabege AB	44,895	749,887
Fastighets AB Balder Class Ba,b	31,242	797,168
Hemfosa Fastigheter AB	27,019	282,064
Hufvudstaden AB Class A	38,171	591,898
Klovern AB Class B	126,854	149,269
Kungsleden AB	61,541	423,828
Pandox ABa	17,794	302,317
Wallenstam AB Class B	67,691	569,544
Wihlborgs Fastigheter AB	22,386	454,838

		5,444,187
SWITZERLAND — 5.27%
Allreal Holding AG Registered	3,239	451,804
Mobimo Holding AG Registered	2,091	479,283

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF
April 30, 2016

Security	Shares	Value
PSP Swiss Property AG Registered	13,530	$1,304,301
Swiss Prime Site AG Registered	21,402	1,876,722

		4,112,110
UNITED KINGDOM — 33.67%
Assura PLC	547,186	454,091
Big Yellow Group PLC	47,806	564,450
British Land Co. PLC (The)	348,254	3,668,033
Capital & Counties Properties PLC	246,328	1,275,591
Daejan Holdings PLC	1,640	135,017
Derwent London PLC	33,948	1,633,148
Empiric Student Property PLC	168,492	277,060
F&C Commercial Property Trust Ltd.	176,915	345,205
F&C UK REIT	81,754	117,666
Grainger PLC	137,760	449,218
Great Portland Estates PLC	116,809	1,297,041
Hammerson PLC	266,582	2,282,567
Hansteen Holdings PLC[b]	241,244	366,828
Helical Bar PLC	32,923	185,079
Intu Properties PLC	318,571	1,420,092
Kennedy Wilson Europe Real Estate PLC	39,691	633,182
Land Securities Group PLC	267,109	4,429,383
LondonMetric Property PLC	196,308	455,801
Picton Property Income Ltd.	184,418	196,537
Primary Health Properties PLC	193,075	301,927
Redefine International PLC/Isle of Man	399,053	275,743
Safestore Holdings PLC	69,208	343,282
Schroder REIT Ltd.	176,013	150,837
Segro PLC	251,248	1,537,359
Shaftesbury PLC	93,685	1,248,877
Standard Life Investment Property Income Trust Ltd.	127,726	163,718
Target Healthcare REIT Ltd.	57,487	90,318
Tritax Big Box REIT PLC	282,210	560,997
UK Commercial Property Trust Ltd.	223,040	271,024
UNITE Group PLC (The)	74,579	691,012
Workspace Group PLC	39,237	479,944

		26,301,027

TOTAL COMMON STOCKS
(Cost: $77,703,756)		77,282,183

Security	Shares	Value
INVESTMENT COMPANIES — 0.20%

UNITED KINGDOM — 0.20%
Medicx Fund Ltd.	122,713	$157,741

		157,741

TOTAL INVESTMENT COMPANIES
(Cost: $158,506)		157,741

RIGHTS — 0.01%

SWEDEN — 0.01%
Hemfosa Fastigheter ABa	26,000	9,399

		9,399

TOTAL RIGHTS
(Cost: $0)		9,399

SHORT-TERM INVESTMENTS — 0.46%

MONEY MARKET FUNDS — 0.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[d,e,f]	330,411	330,411
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[d,e,f]	18,028	18,028
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	11,878	11,878

		360,317

TOTAL SHORT-TERM INVESTMENTS
(Cost: $360,317)		360,317

TOTAL INVESTMENTS IN SECURITIES — 99.61%
(Cost: $78,222,579)		77,809,640
Other Assets, Less Liabilities — 0.39%		305,797

NET ASSETS — 100.00%		$78,115,437

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® GLOBAL REIT ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.68%

AUSTRALIA — 7.48%
BWP Trust	64,790	$173,056
Charter Hall Retail REIT	45,100	163,830
Cromwell Property Group	190,300	148,132
Dexus Property Group	125,510	806,493
Goodman Group	226,930	1,193,222
GPT Group (The)	231,990	890,527
Investa Office Fund	73,040	232,438
Mirvac Group	477,950	682,078
Scentre Group	659,010	2,358,712
Shopping Centres Australasia Property Group	96,690	172,666
Stockland	304,480	1,015,431
Vicinity Centres	423,720	1,073,562
Westfield Corp.	249,370	1,922,098

		10,832,245
BELGIUM — 0.63%
Aedifica SA	1,650	116,489
Befimmo SA	2,310	154,380
Cofinimmo SA	2,640	328,074
Intervest Offices & Warehouses NVa	1,870	53,502
Leasinvest Real Estate SCA	330	38,023
Warehouses De Pauw CVA	1,980	180,289
Wereldhave Belgium NV	330	43,164

		913,921
CANADA — 3.19%
Allied Properties REIT	10,010	282,495
Artis REIT	17,710	189,457
Boardwalk REIT	5,170	221,642
Canadian Apartment Properties REIT	16,060	382,460
Canadian REIT	9,130	322,823
Cominar REIT	21,670	298,944
Crombie REIT	10,230	114,175
Dream Global REIT	13,090	91,962
Dream Office REIT	13,970	233,540
Granite REIT	5,940	177,261
H&R REIT	35,420	619,836
InnVest REIT	13,970	60,894
Killam Apartment REIT	5,940	55,815
Milestone Apartments REIT	8,690	117,453
Northview Apartment Real Estate Investment Trust	5,720	89,869
Pure Industrial Real Estate Trust	27,060	108,015

Security	Shares	Value
RioCan REIT	40,590	$883,998
Smart REIT	14,080	378,584

		4,629,223
CHINA — 0.15%
Spring REIT	220,000	95,860
Yuexiu REIT[b]	220,000	121,951

		217,811
FRANCE — 4.37%
Affine SA	1,210	22,978
ANF Immobilier	1,100	30,426
Fonciere de Paris SIIC	330	54,744
Fonciere des Regions	4,840	458,114
Gecina SA	5,280	763,792
ICADE	4,950	389,777
Klepierre	27,060	1,273,044
Mercialys SA	5,940	132,360
Unibail-Rodamco SE	11,960	3,205,421

		6,330,656
GERMANY — 0.21%
Alstria office REIT AG	14,300	200,636
Hamborner REIT AG	8,690	96,784

		297,420
GREECE — 0.01%
Grivalia Properties REIC AE	1,008	8,659

		8,659
HONG KONG — 1.28%
Champion REIT[b]	330,000	176,971
Link REIT[b]	275,000	1,671,512

		1,848,483
IRELAND — 0.23%
Green REIT PLC	87,890	145,159
Hibernia REIT PLC	89,870	132,680
Irish Residential Properties REIT PLC	44,660	57,289

		335,128
ITALY — 0.12%
Beni Stabili SpA SIIQ	158,180	117,218
Immobiliare Grande Distribuzione SIIQ SpA	61,160	55,549

		172,767
JAPAN — 7.96%
Activia Properties Inc.	110	594,233
Advance Residence Investment Corp.	220	599,991
AEON REIT Investment Corp.	110	138,483

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2016

Security	Shares	Value
Daiwa House Residential Investment Corp.	110	$271,620
Frontier Real Estate Investment Corp.	110	559,278
Fukuoka REIT Corp.	110	202,738
GLP J-REIT	330	405,271
Hulic Reit Inc.	110	191,327
Invincible Investment Corp.	330	253,526
Japan Excellent Inc.	114	163,230
Japan Hotel REIT Investment Corp.	440	403,009
Japan Logistics Fund Inc.	110	245,815
Japan Prime Realty Investment Corp.	110	491,939
Japan Real Estate Investment Corp.	220	1,385,859
Japan Rental Housing Investments Inc.	220	174,158
Japan Retail Fund Investment Corp.	330	820,721
Kenedix Office Investment Corp.	10	59,349
Mori Hills REIT Investment Corp.	220	332,277
MORI TRUST Sogo REIT Inc.	110	217,337
Nippon Accommodations Fund Inc.	110	471,891
Nippon Building Fund Inc.	124	795,028
Nippon Prologis REIT Inc.	199	484,690
Nomura Real Estate Master Fund Inc.	444	705,039
Orix JREIT Inc.	330	556,400
Premier Investment Corp.	110	141,876
Sekisui House SI Residential Investment Corp.	110	118,333
TOKYU REIT Inc.	110	160,176
United Urban Investment Corp.	339	592,802

		11,536,396
MEXICO — 0.77%
Concentradora Fibra Danhos SA de CV	33,000	74,287
Concentradora Fibra Hotelera Mexicana SA de CVb	55,000	50,218
Fibra Uno Administracion SA de CV	352,000	841,714
Macquarie Mexico Real Estate Management SA de CV	110,000	152,067

		1,118,286
NETHERLANDS — 0.42%
Eurocommercial Properties NV	6,270	293,142
NSI NV	18,040	85,644
VastNed Retail NV	2,530	111,418
Wereldhave NV	2,236	115,220

		605,424

Security	Shares	Value
NEW ZEALAND — 0.12%
Kiwi Property Group Ltd.	173,360	$179,409

		179,409
SINGAPORE — 2.32%
Ascendas REIT	277,250	507,447
Ascott Residence Trust[b]	110,000	92,891
CapitaLand Commercial Trust Ltd.[b]	286,000	304,289
CapitaLand Mall Trust	352,000	542,123
CapitaLand Retail China Trust[b]	77,000	84,502
CDL Hospitality Trusts[b]	99,000	102,753
First REIT	77,000	71,612
Fortune REIT	220,000	243,619
Keppel REIT[b]	253,000	197,649
Lippo Malls Indonesia Retail Trust	275,000	66,497
Mapletree Commercial Trust	176,000	196,421
Mapletree Greater China Commercial Trust	253,000	193,884
Mapletree Industrial Trust	165,000	197,035
Mapletree Logistics Trust	209,000	167,940
Suntec REIT	319,000	399,922

		3,368,584
SOUTH AFRICA — 1.46%
Arrowhead Properties Ltd. Class A	123,420	74,849
Delta Property Fund Ltd.	60,610	28,850
Emira Property Fund Ltd.	59,620	67,100
Growthpoint Properties Ltd.	334,510	593,264
Hyprop Investments Ltd.	32,120	278,306
Rebosis Property Fund Ltd.	56,100	44,110
Redefine Properties Ltd.	567,160	491,539
Resilient REIT Ltd.	34,870	334,174
SA Corporate Real Estate Fund Nominees Pty Ltd.	297,770	105,621
Vukile Property Fund Ltd.	80,410	98,551

		2,116,364
SPAIN — 0.40%
Axiare Patrimonio SOCIMI SA	8,690	132,376
Lar Espana Real Estate SOCIMI SA	8,800	90,531
Merlin Properties SOCIMI SA	30,218	351,293

		574,200
TURKEY — 0.24%
Dogus Gayrimenkul Yatirim Ortakligi ASa,b	9,900	13,251
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	255,530	275,255

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2016

Security	Shares	Value
Is Gayrimenkul Yatirim Ortakligi AS	43,795	$29,622
Torunlar Gayrimenkul Yatirim Ortakligi AS	12,430	22,953

		341,081
UNITED KINGDOM — 5.77%
Assura PLC	211,640	175,633
Big Yellow Group PLC	18,590	219,494
British Land Co. PLC (The)	131,780	1,387,991
Derwent London PLC	12,980	624,433
Empiric Student Property PLC	54,120	88,992
F&C UK REIT	29,150	41,955
Great Portland Estates PLC	44,770	497,124
Hammerson PLC	101,090	865,567
Hansteen Holdings PLC	92,510	140,668
Intu Properties PLC	121,330	540,852
Land Securities Group PLC	101,090	1,676,343
LondonMetric Property PLC	75,350	174,953
Primary Health Properties PLC	62,810	98,221
Redefine International PLC/Isle of Man	147,180	101,700
Safestore Holdings PLC	27,060	134,222
Schroder REIT Ltd.	62,370	53,449
Segro PLC	95,370	583,559
Shaftesbury PLC	35,640	475,102
Standard Life Investment Property Income Trust Ltd.	45,320	58,091
Target Healthcare REIT Ltd.	22,330	35,083
Tritax Big Box REIT PLC	104,692	208,114
Workspace Group PLC	15,290	187,026

		8,368,572
UNITED STATES — 62.55%
Acadia Realty Trust	9,130	307,681
Agree Realty Corp.	2,530	98,113
Alexander’s Inc.	220	84,187
Alexandria Real Estate Equities Inc.	9,460	879,307
American Assets Trust Inc.	4,960	196,763
American Campus Communities Inc.	16,720	748,220
American Homes 4 Rent Class A	24,860	393,285
Apartment Investment & Management Co. Class A	20,130	806,408
Apple Hospitality REIT Inc.	21,340	403,966
Ashford Hospitality Trust Inc.	12,760	71,328
AvalonBay Communities Inc.	17,600	3,111,504
Boston Properties Inc.	19,690	2,537,253
Brandywine Realty Trust	22,770	340,412

Security	Shares	Value
Brixmor Property Group Inc.	22,660	$572,165
Camden Property Trust	11,110	896,910
Care Capital Properties Inc.	10,742	286,489
CBL & Associates Properties Inc.	22,330	260,814
Cedar Realty Trust Inc.	11,220	77,642
Chatham Lodging Trust[b]	4,730	100,796
Chesapeake Lodging Trust	7,810	192,360
Colony Starwood Homes[b]	6,490	158,161
Columbia Property Trust Inc.	15,950	355,685
Corporate Office Properties Trust	12,210	313,553
Cousins Properties Inc.	26,950	278,933
CubeSmart	22,770	674,220
DCT Industrial Trust Inc.	11,440	461,833
DDR Corp.	39,160	685,300
DiamondRock Hospitality Co.	26,290	234,244
Digital Realty Trust Inc.	18,920	1,664,582
Douglas Emmett Inc.	17,710	574,690
Duke Realty Corp.	44,550	974,308
DuPont Fabros Technology Inc.	9,515	378,887
EastGroup Properties Inc.	4,180	249,755
Education Realty Trust Inc.	8,250	328,103
Empire State Realty Trust Inc. Class A	12,430	230,079
EPR Properties	8,140	536,263
Equity Commonwealth[a]	16,060	448,235
Equity Lifestyle Properties Inc.	9,790	670,517
Equity One Inc.	11,880	336,204
Equity Residential	46,299	3,151,573
Essex Property Trust Inc.	8,470	1,867,211
Extra Space Storage Inc.	15,070	1,280,196
Federal Realty Investment Trust	9,130	1,388,490
FelCor Lodging Trust Inc.	19,030	136,255
First Industrial Realty Trust Inc.	13,520	310,149
Franklin Street Properties Corp.	11,770	124,997
Gaming and Leisure Properties Inc.	22,220	728,594
General Growth Properties Inc.	64,790	1,816,064
Getty Realty Corp.	3,410	67,109
Government Properties Income Trust[b]	1,741	32,940
Gramercy Property Trust[b]	54,230	459,328
HCP Inc.	59,840	2,024,387
Healthcare Realty Trust Inc.	13,200	399,696
Healthcare Trust of America Inc. Class A	16,830	486,219
Hersha Hospitality Trust	5,170	99,729
Highwoods Properties Inc.	12,320	575,714
Hospitality Properties Trust	18,304	468,399

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2016

Security	Shares	Value
Host Hotels & Resorts Inc.	97,460	$1,541,817
Hudson Pacific Properties Inc.	9,570	279,923
Investors Real Estate Trust[b]	16,500	99,330
Kilroy Realty Corp.	11,990	777,072
Kimco Realty Corp.	52,800	1,484,736
Kite Realty Group Trust	10,560	287,549
LaSalle Hotel Properties	14,630	349,657
Lexington Realty Trust	31,020	272,356
Liberty Property Trust	19,030	664,147
LTC Properties Inc.	4,840	224,528
Macerich Co. (The)	20,350	1,548,228
Mack-Cali Realty Corp.	11,550	295,218
Medical Properties Trust Inc.	30,910	411,412
Mid-America Apartment Communities Inc.	9,680	926,473
Monogram Residential Trust Inc.	21,780	220,631
National Health Investors Inc.[b]	4,620	314,576
National Retail Properties Inc.	18,040	789,430
New Senior Investment Group Inc.	10,670	115,236
New York REIT Inc.	21,230	208,691
Omega Healthcare Investors Inc.	21,450	724,367
Paramount Group Inc.	18,590	310,453
Parkway Properties Inc./Mdb	10,450	171,903
Pebblebrook Hotel Trust[b]	9,240	255,394
Pennsylvania REIT	8,800	201,872
Physicians Realty Trust	17,296	313,576
Piedmont Office Realty Trust Inc. Class Ab	18,590	370,127
Post Properties Inc.	6,930	397,505
Prologis Inc.	67,320	3,057,001
PS Business Parks Inc.[b]	2,640	252,806
Public Storage	18,700	4,577,947
QTS Realty Trust Inc. Class A	5,940	287,615
Ramco-Gershenson Properties Trust	10,450	185,070
Realty Income Corp.[b]	32,010	1,894,992
Regency Centers Corp.	12,540	924,198
Retail Opportunity Investments Corp.	12,980	255,317
Retail Properties of America Inc. Class A	30,470	487,215
Rexford Industrial Realty Inc.	8,137	152,731
RLJ Lodging Trust	16,390	345,337
Rouse Properties Inc.[b]	4,840	89,395
Ryman Hospitality Properties Inc.[b]	6,380	328,761
Sabra Health Care REIT Inc.	8,580	180,952
Saul Centers Inc.[b]	1,760	93,597

Security	Shares	Value
Select Income REIT	8,800	$203,720
Senior Housing Properties Trust	30,690	539,530
Silver Bay Realty Trust Corp.	4,840	70,664
Simon Property Group Inc.	40,040	8,054,847
SL Green Realty Corp.[b]	12,870	1,352,380
Sovran Self Storage Inc.	5,060	537,473
Spirit Realty Capital Inc.[b]	54,230	619,849
STAG Industrial Inc.[b]	8,800	175,648
STORE Capital Corp.	17,820	457,439
Summit Hotel Properties Inc.	11,220	127,908
Sun Communities Inc.	7,150	485,271
Sunstone Hotel Investors Inc.	27,170	348,048
Tanger Factory Outlet Centers Inc.[b]	12,430	436,044
Taubman Centers Inc.	7,739	537,474
Terreno Realty Corp.	5,610	127,740
Tier REIT Inc.	6,160	92,893
UDR Inc.	33,660	1,175,407
Universal Health Realty Income Trust	103	5,624
Urban Edge Properties	11,586	300,541
Urstadt Biddle Properties Inc. Class A	636	13,076
Ventas Inc.	43,230	2,685,448
VEREIT Inc.	116,270	1,032,478
Vornado Realty Trust	21,780	2,084,999
Washington REIT	8,800	252,296
Weingarten Realty Investors	14,410	532,017
Welltower Inc.	45,650	3,169,023
Winthrop Realty Trust	4,290	54,569
WP Carey Inc.	11,330	692,150
WP Glimcher Inc.	24,200	253,858
Xenia Hotels & Resorts Inc.	14,630	225,009

		90,648,769

TOTAL COMMON STOCKS
(Cost: $133,146,545)		144,443,398

SHORT-TERM INVESTMENTS — 4.00%

MONEY MARKET FUNDS — 4.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[c,d,e]	5,449,540	5,449,540
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[c,d,e]	297,340	297,340

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	58,838	$58,838

		5,805,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,805,718)		5,805,718

TOTAL INVESTMENTS IN SECURITIES — 103.68%
(Cost: $138,952,263)		150,249,116
Other Assets, Less Liabilities — (3.68)%		(5,338,732)

NET ASSETS — 100.00%		$144,910,384

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.43%

AUSTRALIA — 12.86%
BWP Trust	525,415	$1,403,397
Charter Hall Retail REIT	368,606	1,338,996
Cromwell Property Group	1,581,604	1,231,142
Dexus Property Group	1,044,718	6,713,070
Goodman Group	1,882,407	9,897,894
GPT Group (The)	1,927,143	7,397,619
Investa Office Fund	608,596	1,936,757
Mirvac Group	3,984,154	5,685,750
Scentre Group	5,496,437	19,672,707
Shopping Centres Australasia Property Group	786,690	1,404,849
Stockland	2,541,457	8,475,674
Vicinity Centres	3,530,647	8,945,455
Westfield Corp.	2,077,195	16,010,639

		90,113,949
AUSTRIA — 0.61%
BUWOG AG	78,055	1,643,177
CA Immobilien Anlagen AG	77,589	1,482,293
Conwert Immobilien Invest SEa	73,861	1,169,972

		4,295,442
BELGIUM — 1.04%
Aedifica SA	13,514	954,079
Befimmo SA	18,407	1,230,161
Cofinimmo SA	21,669	2,692,815
Intervest Offices & Warehouses NVa	14,912	426,645
Leasinvest Real Estate SCA	2,330	268,468
Warehouses De Pauw CVA	15,378	1,400,248
Wereldhave Belgium NV	2,333	305,154

		7,277,570
CANADA — 6.15%
Allied Properties REIT	83,163	2,346,968
Artis REIT	143,725	1,537,534
Boardwalk REIT[b]	43,087	1,847,175
Canadian Apartment Properties REIT	134,674	3,207,189
Canadian REIT	77,356	2,735,189
Chartwell Retirement Residences	184,303	2,034,896
Cominar REIT	181,740	2,507,159
Crombie REIT	83,647	933,566
Dream Global REIT	102,287	718,606
Dream Office REIT	116,231	1,943,060
Extendicare Inc.	92,967	686,528

Security	Shares	Value
First Capital Realty Inc.	96,478	$1,564,321
Granite REIT	50,561	1,508,838
H&R REIT	297,774	5,210,926
InnVest REIT	108,811	474,300
Killam Apartment REIT	59,182	556,101
Milestone Apartments REIT	75,725	1,023,490
Northview Apartment Real Estate Investment Trust	48,189	757,113
Pure Industrial Real Estate Trust	208,302	831,478
RioCan REIT	340,879	7,423,901
Smart REIT	119,063	3,201,375

		43,049,713
FINLAND — 0.38%
Citycon OYJ	422,429	1,071,197
Sponda OYJ	264,843	1,153,290
Technopolis OYJ	102,520	442,678

		2,667,165
FRANCE — 7.61%
Affine SA	7,456	141,589
ANF Immobilier	8,388	232,014
Fonciere de Paris SIIC	2,563	425,182
Fonciere des Regions	38,678	3,660,937
Gecina SA	42,872	6,201,762
ICADE	37,979	2,990,572
Klepierre	220,651	10,380,576
Mercialys SA	45,202	1,007,226
Unibail-Rodamco SE	105,549	28,288,374

		53,328,232
GERMANY — 6.53%
ADLER Real Estate AGa,b	26,221	347,322
ADO Properties SAa,c	25,164	828,620
Alstria office REIT AG	113,471	1,592,058
Deutsche Euroshop AG	49,163	2,291,487
Deutsche Wohnen AG Bearer	362,297	11,098,016
DIC Asset AG	37,280	343,639
Grand City Properties SA	108,811	2,404,047
Hamborner REIT AG	64,803	721,736
LEG Immobilien AG	67,570	6,253,988
TAG Immobilien AGb	127,218	1,689,497
TLG Immobilien AG	60,347	1,276,271
Vonovia SE	501,625	16,882,738

		45,729,419
HONG KONG — 15.20%
Champion REIT	2,330,000	1,249,523

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2016

Security	Shares	Value
Cheung Kong Property Holdings Ltd.	3,029,000	$20,792,844
Hang Lung Properties Ltd.	2,330,000	4,649,667
Henderson Land Development Co. Ltd.	1,165,484	7,286,904
Hongkong Land Holdings Ltd.	1,258,200	7,989,570
Hysan Development Co. Ltd.	699,000	3,095,273
Kerry Properties Ltd.	699,000	1,905,823
Link REIT	2,446,500	14,870,375
New World Development Co. Ltd.	5,825,333	5,812,416
Sino Land Co. Ltd.	3,262,800	5,139,924
Sun Hung Kai Properties Ltd.	1,781,000	22,511,609
Swire Properties Ltd.	1,258,200	3,276,394
Wharf Holdings Ltd. (The)	1,458,900	7,917,765

		106,498,087
IRELAND — 0.40%
Green REIT PLC	722,855	1,193,863
Hibernia REIT PLC	744,668	1,099,395
Irish Residential Properties REIT PLC	378,159	485,099

		2,778,357
ISRAEL — 0.22%
Azrieli Group Ltd.	38,678	1,537,794

		1,537,794
ITALY — 0.18%
Beni Stabili SpA SIIQ	1,167,796	865,385
Immobiliare Grande Distribuzione SIIQ SpA	410,180	372,551

		1,237,936
JAPAN — 25.19%
Activia Properties Inc.	534	2,884,733
Advance Residence Investment Corp.	1,398	3,812,668
Aeon Mall Co. Ltd.	116,500	1,667,008
AEON REIT Investment Corp.	1,165	1,466,662
Daiwa House REIT Investment Corp.	274	1,477,620
Daiwa House Residential Investment Corp.	699	1,726,023
Daiwa Office Investment Corp.	251	1,628,057
Frontier Real Estate Investment Corp.	466	2,369,307
Fukuoka REIT Corp.	699	1,288,311
GLP J-REIT	2,330	2,861,461
Hulic Co. Ltd.	372,800	3,832,702

Security	Shares	Value
Hulic Reit Inc.[b]	932	$1,621,059
Industrial & Infrastructure Fund Investment Corp.	338	1,721,669
Invincible Investment Corp.	3,029	2,327,060
Japan Excellent Inc.	1,165	1,668,097
Japan Hotel REIT Investment Corp.	3,728	3,414,590
Japan Logistics Fund Inc.	932	2,082,725
Japan Prime Realty Investment Corp.	932	4,168,064
Japan Real Estate Investment Corp.	1,398	8,806,505
Japan Rental Housing Investments Inc.	1,631	1,291,142
Japan Retail Fund Investment Corp.	2,796	6,953,742
Kenedix Office Investment Corp.	377	2,237,441
Mitsubishi Estate Co. Ltd.	1,398,000	27,713,052
Mitsui Fudosan Co. Ltd.	1,014,000	25,825,039
Mori Hills REIT Investment Corp.	1,631	2,463,382
MORI TRUST Sogo REIT Inc.	992	1,959,987
Nippon Accommodations Fund Inc.	466	1,999,103
Nippon Building Fund Inc.	1,450	9,296,696
Nippon Prologis REIT Inc.	1,631	3,972,509
Nomura Real Estate Holdings Inc.	139,800	2,644,565
Nomura Real Estate Master Fund Inc.	3,728	5,919,783
NTT Urban Development Corp.	116,500	1,136,745
Orix JREIT Inc.	2,563	4,321,372
Premier Investment Corp.	1,398	1,803,112
Sekisui House SI Residential Investment Corp.	1,165	1,253,250
Sumitomo Realty & Development Co. Ltd.	466,000	14,133,090
Tokyo Tatemono Co. Ltd.	233,000	3,175,046
TOKYU REIT Inc.	932	1,357,125
Top REIT Inc.[b]	233	886,312
United Urban Investment Corp.	3,029	5,296,751

		176,463,565
NETHERLANDS — 0.88%
Eurocommercial Properties NV	50,095	2,342,100
NSI NV	147,023	697,988
VastNed Retail NV	20,271	892,708
Wereldhave NV	43,559	2,244,563

		6,177,359
NEW ZEALAND — 0.20%
Kiwi Property Group Ltd.	1,360,774	1,408,251

		1,408,251

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2016

Security	Shares	Value
NORWAY — 0.13%
Entra ASA[c]	68,502	$646,538
Norwegian Property ASA[a]	265,154	296,030

		942,568
SINGAPORE — 4.42%
Ascendas REIT	2,246,795	4,112,284
CapitaLand Commercial Trust Ltd.	2,143,600	2,280,680
CapitaLand Ltd.	2,726,100	6,307,928
CapitaLand Mall Trust[b]	2,842,600	4,377,949
CDL Hospitality Trusts[b]	699,000	725,498
Fortune REIT	1,398,000	1,548,087
Keppel REIT[b]	2,003,800	1,565,410
Mapletree Commercial Trust	1,421,300	1,586,213
Mapletree Industrial Trust	1,351,400	1,613,777
Mapletree Logistics Trust	1,561,110	1,254,417
Suntec REIT	2,586,300	3,242,376
UOL Group Ltd.	512,600	2,341,702

		30,956,321
SPAIN — 1.18%
Axiare Patrimonio SOCIMI SA	64,308	979,613
Hispania Activos Inmobiliarios SAa	74,560	1,093,085
Inmobiliaria Colonial SAa	2,290,157	1,757,430
Lar Espana Real Estate SOCIMI SA	57,318	589,660
Merlin Properties SOCIMI SA	327,972	3,812,772

		8,232,560
SWEDEN — 2.46%
Castellum AB	176,381	2,825,192
D. Carnegie & Co. ABa,b	37,979	366,892
Dios Fastigheter AB	50,794	371,975
Fabege AB	142,363	2,377,907
Fastighets AB Balder Class Ba,b	98,792	2,520,766
Hemfosa Fastigheter AB	85,463	892,187
Hufvudstaden AB Class A	119,296	1,849,862
Klovern AB Class B	409,577	481,948
Kungsleden AB	195,660	1,347,496
Pandox ABa	57,085	969,864
Wallenstam AB Class B	211,616	1,780,513
Wihlborgs Fastigheter AB	70,832	1,439,163

		17,223,765
SWITZERLAND — 1.87%
Allreal Holding AG Registered	10,252	1,430,039
Mobimo Holding AG Registered	6,757	1,548,788
PSP Swiss Property AG Registered	42,872	4,132,888
Swiss Prime Site AG Registered	68,036	5,966,015

		13,077,730

Security	Shares	Value
UNITED KINGDOM — 11.92%
Assura PLC	1,774,528	$1,472,621
Big Yellow Group PLC	153,081	1,807,443
British Land Co. PLC (The)	1,098,774	11,572,989
Capital & Counties Properties PLC	778,686	4,032,367
Daejan Holdings PLC	5,592	460,375
Derwent London PLC	106,248	5,111,309
Empiric Student Property PLC	522,852	859,752
F&C Commercial Property Trust Ltd.	582,733	1,137,057
F&C UK REIT	258,397	371,902
Grainger PLC	440,603	1,436,749
Great Portland Estates PLC	367,674	4,082,633
Hammerson PLC	841,829	7,208,031
Hansteen Holdings PLC[b]	777,288	1,181,919
Helical Bar PLC	104,447	587,155
Intu Properties PLC	1,006,793	4,487,975
Kennedy Wilson Europe Real Estate PLC	125,354	1,999,744
Land Securities Group PLC	842,952	13,978,402
LondonMetric Property PLC	639,811	1,485,557
Picton Property Income Ltd.	602,567	642,165
Primary Health Properties PLC	604,493	945,295
Redefine International PLC/Isle of Man	1,261,115	871,423
Safestore Holdings PLC	224,379	1,112,955
Schroder REIT Ltd.	570,823	489,176
Segro PLC	797,792	4,881,603
Shaftesbury PLC	299,405	3,991,248
Standard Life Investment Property Income Trust Ltd.	417,303	534,894
Target Healthcare REIT Ltd.	196,419	308,595
Tritax Big Box REIT PLC	918,486	1,825,831
UK Commercial Property Trust Ltd.	702,961	854,193
UNITE Group PLC (The)	239,058	2,214,992
Workspace Group PLC	123,956	1,516,220

		83,462,570

TOTAL COMMON STOCKS
(Cost: $692,099,451)		696,458,353

INVESTMENT COMPANIES — 0.08%

UNITED KINGDOM — 0.08%
Medicx Fund Ltd.	411,012	528,336

		528,336

TOTAL INVESTMENT COMPANIES
(Cost: $539,081)		528,336

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2016

Security	Shares	Value
RIGHTS — 0.00%
SWEDEN — 0.00%
Hemfosa Fastigheter ABa	84,531	$30,557

		30,557

TOTAL RIGHTS (Cost: $0)		30,557

SHORT-TERM INVESTMENTS — 1.11%

MONEY MARKET FUNDS — 1.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[d,e,f]	7,027,895	7,027,895
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[d,e,f]	383,460	383,460
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	366,772	366,772

		7,778,127

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,778,127)		7,778,127

TOTAL INVESTMENTS IN SECURITIES — 100.62%
(Cost: $700,416,659)		704,795,373
Other Assets, Less Liabilities — (0.62)%		(4,317,028)

NET ASSETS — 100.00%		$700,478,345

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® REAL ESTATE 50 ETF

April 30, 2016

Security	Shares	Value
COMMON STOCKS — 99.81%

DIVERSIFIED REITS — 4.59%
Duke Realty Corp.	38,084	$832,897
Liberty Property Trust	16,311	569,254
Spirit Realty Capital Inc.	46,453	530,958
VEREIT Inc.	99,903	887,139
WP Carey Inc.	9,702	592,695

		3,412,943
HEALTH CARE REITS — 9.93%
HCP Inc.	51,328	1,736,426
Omega Healthcare Investors Inc.	18,374	620,490
Ventas Inc.	37,093	2,304,217
Welltower Inc.[a]	39,198	2,721,125

		7,382,258
HOTEL & RESORT REITS — 2.35%
Hospitality Properties Trust	16,703	427,430
Host Hotels & Resorts Inc.[a]	83,454	1,320,242

		1,747,672
INDUSTRIAL REITS — 3.54%
Prologis Inc.	57,840	2,626,514

		2,626,514
MORTGAGE REITS — 3.10%
American Capital Agency Corp.	38,499	707,227
Annaly Capital Management Inc.[a]	104,551	1,089,421
Starwood Property Trust Inc.	26,085	505,006

		2,301,654
OFFICE REITS — 8.80%
Alexandria Real Estate Equities Inc.	8,099	752,802
Boston Properties Inc.	16,932	2,181,858
Kilroy Realty Corp.	10,177	659,571
SL Green Realty Corp.[a]	10,991	1,154,934
Vornado Realty Trust	18,702	1,790,343

		6,539,508
RESIDENTIAL REITS — 15.42%
American Campus Communities Inc.	14,381	643,550
Apartment Investment & Management Co. Class A	17,249	690,995
AvalonBay Communities Inc.	15,107	2,670,766
Camden Property Trust	9,536	769,841
Equity Lifestyle Properties Inc.	8,427	577,165
Equity Residential	39,772	2,707,280
Essex Property Trust Inc.	7,240	1,596,058

Security	Shares	Value
Mid-America Apartment Communities Inc.	8,306	$794,967
UDR Inc.	28,918	1,009,817

		11,460,439
RETAIL REITS — 23.34%
Brixmor Property Group Inc.	19,311	487,603
DDR Corp.	33,702	589,785
Federal Realty Investment Trust[a]	7,817	1,188,809
General Growth Properties Inc.	55,594	1,558,300
Kimco Realty Corp.	45,369	1,275,776
Macerich Co. (The)	17,433	1,326,303
National Retail Properties Inc.	15,568	681,256
Realty Income Corp.[a]	27,549	1,630,901
Regency Centers Corp.	10,773	793,970
Simon Property Group Inc.	34,302	6,900,533
Taubman Centers Inc.	6,648	461,704
Weingarten Realty Investors	12,295	453,931

		17,348,871
SPECIALIZED REITS — 28.74%
American Tower Corp.	46,638	4,891,393
Crown Castle International Corp.	36,872	3,203,439
CubeSmart	19,396	574,316
Digital Realty Trust Inc.	16,152	1,421,053
Equinix Inc.	7,549	2,493,812
Extra Space Storage Inc.	12,809	1,088,125
Iron Mountain Inc.[a]	26,469	966,913
Public Storage	16,006	3,918,429
Weyerhaeuser Co.	87,210	2,801,185

		21,358,665

TOTAL COMMON STOCKS
(Cost: $61,288,453)		74,178,524

SHORT-TERM INVESTMENTS — 7.06%

MONEY MARKET FUNDS — 7.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.50%[b,c,d]	4,855,159	4,855,159
BlackRock Cash Funds: Prime, SL Agency Shares
0.49%[b,c,d]	264,910	264,910

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® REAL ESTATE 50 ETF

April 30, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	125,973	$125,973

		5,246,042

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,246,042)		5,246,042

TOTAL INVESTMENTS IN SECURITIES —106.87%
(Cost: $66,534,495)		79,424,566
Other Assets, Less Liabilities — (6.87)%		(5,101,249)

NET ASSETS — 100.00%		$74,323,317

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2016

	iShares Cohen & Steers REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,200,943,674	$77,862,262	$133,146,545
Affiliated (Note 2)	226,608,000	360,317	5,805,718

Total cost of investments	$3,427,551,674	$78,222,579	$138,952,263

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,676,557,497	$77,449,323	$144,443,398
Affiliated (Note 2)	226,608,000	360,317	5,805,718

Total fair value of investments	3,903,165,497	77,809,640	150,249,116
Foreign currency, at value[b]	—	329,233	145,790
Receivables:
Investment securities sold	—	325	223,541
Dividends and interest	1,108,198	198,727	246,554
Capital shares sold	—	242,521	—
Tax reclaims	—	43,944	18,433

Total Assets	3,904,273,695	78,624,390	150,883,434

LIABILITIES
Payables:
Investment securities purchased	—	132,305	210,082
Collateral for securities on loan (Note 1)	222,968,030	348,439	5,746,880
Investment advisory fees (Note 2)	1,059,476	28,209	16,088

Total Liabilities	224,027,506	508,953	5,973,050

NET ASSETS	$3,680,246,189	$78,115,437	$144,910,384

Net assets consist of:
Paid-in capital	$3,575,156,571	$82,087,876	$134,198,694
Distributions in excess of net investment income	—	(60,725)	(294,733)
Accumulated net realized loss	(370,524,205)	(3,504,550)	(297,591)
Net unrealized appreciation (depreciation)	475,613,823	(407,164)	11,304,014

NET ASSETS	$3,680,246,189	$78,115,437	$144,910,384

Shares outstanding[c]	36,800,000	2,050,000	5,500,000

Net asset value per share	$100.01	$38.11	$26.35

[a]	Securities on loan with values of $ 217,330,197, $329,806 and $5,543,669, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $325,668 and $143,790, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2016

	iShares International Developed Real Estate ETF	iShares Real Estate 50 ETF

ASSETS
Investments, at cost:
Unaffiliated	$692,638,532	$61,288,453
Affiliated (Note 2)	7,778,127	5,246,042

Total cost of investments	$700,416,659	$66,534,495

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$697,017,246	$74,178,524
Affiliated (Note 2)	7,778,127	5,246,042

Total fair value of investments	704,795,373	79,424,566
Foreign currency, at value[b]	1,584,231	—
Receivables:
Investment securities sold	3,261	—
Dividends and interest	2,382,984	48,503
Tax reclaims	253,407	—

Total Assets	709,019,256	79,473,069

LIABILITIES
Payables:
Investment securities purchased	860,907	—
Collateral for securities on loan (Note 1)	7,411,355	5,120,069
Investment advisory fees (Note 2)	268,649	29,683

Total Liabilities	8,540,911	5,149,752

NET ASSETS	$700,478,345	$74,323,317

Net assets consist of:
Paid-in capital	$775,328,366	$64,358,691
Distributions in excess of net investment income	(340,187)	—
Accumulated net realized loss	(78,950,849)	(2,925,445)
Net unrealized appreciation	4,441,015	12,890,071

NET ASSETS	$700,478,345	$74,323,317

Shares outstanding[c]	23,300,000	1,550,000

Net asset value per share	$30.06	$47.95

[a]	Securities on loan with values of $7,114,827 and $4,950,031, respectively. See Note 1.
[b]	Cost of foreign currency: $1,568,824 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2016

	iShares Cohen & Steers REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$89,665,764	$2,056,821	$1,963,618
Dividends — affiliated (Note 2)	4,081	35	143
Securities lending income — affiliated — net (Note 2)	458,696	3,884	8,692

Total investment income	90,128,541	2,060,740	1,972,453

EXPENSES
Investment advisory fees (Note 2)	11,646,907	335,141	76,414

Total expenses	11,646,907	335,141	76,414

Net investment income	78,481,634	1,725,599	1,896,039

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	34,485,009	(1,275,892)	(204,029)
In-kind redemptions — unaffiliated	160,724,904	3,683,851	—
Foreign currency transactions	—	18,461	6,861

Net realized gain (loss)	195,209,913	2,426,420	(197,168)

Net change in unrealized appreciation/depreciation on:
Investments	14,316,745	(4,334,809)	11,338,032
Translation of assets and liabilities in foreign currencies	—	(12,669)	5,818

Net change in unrealized appreciation/depreciation	14,316,745	(4,347,478)	11,343,850

Net realized and unrealized gain (loss)	209,526,658	(1,921,058)	11,146,682

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$288,008,292	$(195,459)	$13,042,721

[a]	Net of foreign withholding tax of $ —, $239,459 and $107,576, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2016

	iShares International Developed Real Estate ETF	iShares Real Estate 50 ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$23,771,014	$2,115,355
Dividends — affiliated (Note 2)	339	90
Securities lending income — affiliated — net (Note 2)	60,957	6,368

Total investment income	23,832,310	2,121,813

EXPENSES
Investment advisory fees (Note 2)	3,761,024	377,182

Total expenses	3,761,024	377,182

Net investment income	20,071,286	1,744,631

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,076,773)	194,595
In-kind redemptions — unaffiliated	21,885,840	3,528,046
Foreign currency transactions	(97,338)	—

Net realized gain	711,729	3,722,641

Net change in unrealized appreciation/depreciation on:
Investments	(65,611,354)	869,794
Translation of assets and liabilities in foreign currencies	6,885	—

Net change in unrealized appreciation/depreciation	(65,604,469)	869,794

Net realized and unrealized gain (loss)	(64,892,740)	4,592,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,821,454)	$6,337,066

[a]	Net of foreign withholding tax of $2,293,284 and $ —, respectively.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Cohen & Steers REIT ETF		iShares Europe Developed Real Estate ETF
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$78,481,634	$83,208,634	$1,725,599	$1,503,471
Net realized gain	195,209,913	163,708,328	2,426,420	2,321,227
Net change in unrealized appreciation/depreciation	14,316,745	153,308,262	(4,347,478)	(1,374,526)

Net increase (decrease) in net assets resulting from operations	288,008,292	400,225,224	(195,459)	2,450,172

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(128,976,895)	(102,639,910)	(2,481,890)	(1,498,163)

Total distributions to shareholders	(128,976,895)	(102,639,910)	(2,481,890)	(1,498,163)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	778,657,102	1,015,651,103	27,968,405	54,938,717
Cost of shares redeemed	(667,591,818)	(618,752,541)	(27,921,455)	(12,476,395)

Net increase in net assets from capital share transactions	111,065,284	396,898,562	46,950	42,462,322

INCREASE (DECREASE) IN NET ASSETS	270,096,681	694,483,876	(2,630,399)	43,414,331

NET ASSETS
Beginning of year	3,410,149,508	2,715,665,632	80,745,836	37,331,505

End of year	$3,680,246,189	$3,410,149,508	$78,115,437	$80,745,836

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$(60,725)	$452,295

SHARES ISSUED AND REDEEMED
Shares sold	8,000,000	10,750,000	750,000	1,400,000
Shares redeemed	(7,050,000)	(6,650,000)	(750,000)	(350,000)

Net increase in shares outstanding	950,000	4,100,000	—	1,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Global REIT ETF		iShares International Developed Real Estate ETF
	Year ended April 30, 2016	Period from July 8, 2014[a] to April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,896,039	$328,504	$20,071,286	$32,794,502
Net realized gain (loss)	(197,168)	(75,937)	711,729	624,886
Net change in unrealized appreciation/depreciation	11,343,850	(39,836)	(65,604,469)	39,099,197

Net increase (decrease) in net assets resulting from operations	13,042,721	212,731	(44,821,454)	72,518,585

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,198,076)	(345,686)	(29,775,478)	(29,596,502)

Total distributions to shareholders	(2,198,076)	(345,686)	(29,775,478)	(29,596,502)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,839,557	23,359,137	95,476,932	236,595,398
Cost of shares redeemed	—	—	(320,738,363)	(55,001,164)

Net increase (decrease) in net assets from capital share transactions	110,839,557	23,359,137	(225,261,431)	181,594,234

INCREASE (DECREASE) IN NET ASSETS	121,684,202	23,226,182	(299,858,363)	224,516,317

NET ASSETS
Beginning of period	23,226,182	—	1,000,336,708	775,820,391

End of period	$144,910,384	$23,226,182	$700,478,345	$1,000,336,708

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(294,733)	$(16,831)	$(340,187)	$1,136,156

SHARES ISSUED AND REDEEMED
Shares sold	4,600,000	900,000	3,400,000	7,700,000
Shares redeemed	—	—	(11,200,000)	(1,800,000)

Net increase (decrease) in shares outstanding	4,600,000	900,000	(7,800,000)	5,900,000

[a]	Commencement of operations.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Real Estate 50 ETF
	Year ended April 30, 2016	Year ended April 30, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,744,631	$1,886,007
Net realized gain	3,722,641	3,493,124
Net change in unrealized appreciation/depreciation	869,794	3,705,368

Net increase in net assets resulting from operations	6,337,066	9,084,499

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,189,819)	(2,810,794)

Total distributions to shareholders	(3,189,819)	(2,810,794)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	11,656,616
Cost of shares redeemed	(14,003,764)	(13,277,019)

Net decrease in net assets from capital share transactions	(14,003,764)	(1,620,403)

INCREASE (DECREASE) IN NET ASSETS	(10,856,517)	4,653,302

NET ASSETS
Beginning of year	85,179,834	80,526,532

End of year	$74,323,317	$85,179,834

SHARES ISSUED AND REDEEMED
Shares sold	—	250,000
Shares redeemed	(300,000)	(300,000)

Net decrease in shares outstanding	(300,000)	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$95.12	$85.53	$88.36	$78.78	$74.34

Income from investment operations:
Net investment income[a]	2.23	2.41	2.07	1.91	1.66
Net realized and unrealized gain (loss)[b]	6.33	10.13	(2.30)	10.03	4.98

Total from investment operations	8.56	12.54	(0.23)	11.94	6.64

Less distributions from:
Net investment income	(3.67)	(2.95)	(2.60)	(2.36)	(2.20)

Total distributions	(3.67)	(2.95)	(2.60)	(2.36)	(2.20)

Net asset value, end of year	$100.01	$95.12	$85.53	$88.36	$78.78

Total return	9.22%	14.80%	0.05%	15.58%	9.36%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,680,246	$3,410,150	$2,715,666	$3,189,852	$2,907,072
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.33%	2.57%	2.58%	2.40%	2.34%
Portfolio turnover rate[c]	14%	8%	13%	11%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$39.39	$37.33	$32.37	$27.68	$35.07

Income from investment operations:
Net investment income[a]	0.93	1.18	0.96	1.09	1.25
Net realized and unrealized gain (loss)[b]	(0.91)	1.90	5.13	4.91	(7.37)

Total from investment operations	0.02	3.08	6.09	6.00	(6.12)

Less distributions from:
Net investment income	(1.30)	(1.02)	(1.13)	(1.31)	(1.27)

Total distributions	(1.30)	(1.02)	(1.13)	(1.31)	(1.27)

Net asset value, end of year	$38.11	$39.39	$37.33	$32.37	$27.68

Total return	0.16%	8.39%	19.62%	22.66%	(17.66)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$78,115	$80,746	$37,332	$16,184	$12,455
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.47%	3.15%	2.82%	3.78%	4.28%
Portfolio turnover rate[c]	14%	15%	9%	14%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year ended Apr. 30, 2016	Period from Jul. 8, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$25.81	$24.90

Income from investment operations:
Net investment income[b]	0.87	0.69
Net realized and unrealized gain[c]	0.64	0.87

Total from investment operations	1.51	1.56

Less distributions from:
Net investment income	(0.97)	(0.65)

Total distributions	(0.97)	(0.65)

Net asset value, end of period	$26.35	$25.81

Total return	6.17%	6.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$144,910	$23,226
Ratio of expenses to average net assets[e]	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.47%	3.23%
Portfolio turnover rate[f]	9%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$32.17	$30.79	$36.55	$29.21	$32.59

Income from investment operations:
Net investment income[a]	0.75	1.16	0.93	0.95	1.09
Net realized and unrealized gain (loss)[b]	(1.79)	1.27	(3.08)	8.27	(3.36)

Total from investment operations	(1.04)	2.43	(2.15)	9.22	(2.27)

Less distributions from:
Net investment income	(1.07)	(1.05)	(3.61)	(1.88)	(1.11)

Total distributions	(1.07)	(1.05)	(3.61)	(1.88)	(1.11)

Net asset value, end of year	$30.06	$32.17	$30.79	$36.55	$29.21

Total return	(3.11)%	8.06%	(5.27)%	32.89%	(6.93)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$700,478	$1,000,337	$775,820	$1,977,536	$446,854
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.56%	3.71%	2.86%	2.99%	3.83%
Portfolio turnover rate[c]	12%	11%	9%	16%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Real Estate 50 ETF
	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012
Net asset value, beginning of year	$46.04	$42.38	$45.04	$39.29	$37.65

Income from investment operations:
Net investment income[a]	1.02	1.04	1.17	1.14	1.08
Net realized and unrealized gain (loss)[b]	2.77	4.19	(2.30)	6.01	1.99

Total from investment operations	3.79	5.23	(1.13)	7.15	3.07

Less distributions from:
Net investment income	(1.88)	(1.57)	(1.53)	(1.40)	(1.43)

Total distributions	(1.88)	(1.57)	(1.53)	(1.40)	(1.43)

Net asset value, end of year	$47.95	$46.04	$42.38	$45.04	$39.29

Total return	8.48%	12.44%	(2.21)%	18.73%	8.66%

Ratios/Supplemental data:
Net assets, end of year (000s)	$74,323	$85,180	$80,527	$103,598	$53,036
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.22%	2.26%	2.89%	2.81%	3.01%
Portfolio turnover rate[c]	11%	10%	19%	13%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Europe Developed Real Estate	Non-diversified
Global REIT	Non-diversified
International Developed Real Estate	Diversified
Real Estate 50	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2016, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. Each Fund continues to evaluate its reinvestment strategy in light of the new regulations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Cohen & Steers REIT
Citigroup Global Markets Inc.	$5,684,428	$5,684,428	$—
Credit Suisse Securities (USA) LLC	5,396,988	5,396,988	—
Deutsche Bank Securities Inc.	5,362,558	5,362,558	—
Goldman Sachs & Co.	35,174,136	35,174,136	—
HSBC Bank PLC	7,349,681	7,349,681	—
JPMorgan Clearing Corp.	86,463,646	86,463,646	—
Merrill Lynch, Pierce, Fenner & Smith	10,289,884	10,289,884	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	15,949,674	15,949,674	—
State Street Bank & Trust Company	31,644,724	31,644,724	—
Timber Hill LLC	592,164	592,164	—
UBS Securities LLC	13,422,314	13,422,314	—

	$217,330,197	$217,330,197	$—

Europe Developed Real Estate
Deutsche Bank Securities Inc.	$26,054	$26,054	$—
Goldman Sachs & Co.	285,687	285,687	—
Nomura Securities International Inc.	1,812	1,812	—
UBS Securities LLC	16,253	16,253	—

	$329,806	$329,806	$—

Global REIT
BNP Paribas Prime Brokerage Inc.	$29,462	$29,462	$—
Citigroup Global Markets Inc.	39,508	39,508	—
Credit Suisse Securities (USA) LLC	242,800	242,800	—
Deutsche Bank Securities Inc.	1,961,132	1,961,132	—
Goldman Sachs & Co.	1,840,290	1,840,290	—
HSBC Bank PLC	163,991	163,991	—
Jefferies LLC	733,039	733,039	—
JPMorgan Clearing Corp.	531,963	531,963	—
Merrill Lynch, Pierce, Fenner & Smith	1,484	1,484	—

	$5,543,669	$5,543,669	$—

International Developed Real Estate
Credit Suisse Securities (USA) LLC	$63,022	$63,022	$—
Deutsche Bank Securities Inc.	86,944	86,944	—
Goldman Sachs & Co.	2,789,836	2,789,836	—
JPMorgan Clearing Corp.	1,602,919	1,602,919	—
Morgan Stanley & Co. LLC	1,337,396	1,337,396	—
Nomura Securities International Inc.	325,098	325,098	—
State Street Bank & Trust Company	886,312	886,312	—
UBS Securities LLC	23,300	23,300	—

	$7,114,827	$7,114,827	$—

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Real Estate 50
JPMorgan Clearing Corp.	$3,449,004	$3,449,004	$—
Merrill Lynch, Pierce, Fenner & Smith	180,492	180,492	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,717	1,717	—
State Street Bank & Trust Company	1,318,818	1,318,818	—

	$4,950,031	$4,950,031	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.3500%		First $121 billion
0.3325	[a]	Over $121 billion, up to and including $181 billion
0.3159	[a]	Over $181 billion, up to and including $231 billion
0.3001	[a]	Over $231 billion, up to and including $281 billion
0.2851	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2015, for its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.3500%		First $121 billion
0.3325	[a]	Over $121 billion, up to and including $211 billion
0.3159	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Europe Developed Real Estate	0.48%
Global REIT	0.14
International Developed Real Estate	0.48
Real Estate 50	0.48

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Cohen & Steers REIT ETF and iShares Real Estate 50 ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$245,266
Europe Developed Real Estate	1,141
Global REIT	3,056
International Developed Real Estate	16,899
Real Estate 50	3,414

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$3,784,259	$28,915,729
Europe Developed Real Estate	—	176,905
International Developed Real Estate	21,575	1,167,164
Real Estate 50	1,024,127	3,113,825

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2016 were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$482,292,088	$487,431,464
Europe Developed Real Estate	10,270,508	10,167,168
Global REIT	8,247,974	5,185,663
International Developed Real Estate	94,846,297	114,152,693
Real Estate 50	9,287,838	8,901,383

In-kind transactions (see Note 4) for the year ended April 30, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$764,375,609	$642,543,764
Europe Developed Real Estate	26,245,062	26,868,787
Global REIT	108,564,613	—
International Developed Real Estate	93,103,678	305,554,164
Real Estate 50	—	13,741,280

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy;

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2016, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Cohen & Steers REIT	$72,866,053	$50,495,261	$(123,361,314)
Europe Developed Real Estate	2,900,971	243,271	(3,144,242)
Global REIT	—	24,135	(24,135)
International Developed Real Estate	7,541,620	8,227,849	(15,769,469)
Real Estate 50	1,640,632	1,445,188	(3,085,820)

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 was as follows:

iShares ETF	2016	2015
Cohen & Steers REIT
Ordinary income	$128,976,895	$102,639,910

Europe Developed Real Estate
Ordinary income	$2,481,890	$1,498,163

Global REIT
Ordinary income	$2,198,076	$345,686

International Developed Real Estate
Ordinary income	$29,775,478	$29,596,502

Real Estate 50
Ordinary income	$3,189,819	$2,810,794

As of April 30, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Cohen & Steers REIT	$—	$—	$(235,945,474)	$341,035,092	$—	$105,089,618
Europe Developed Real Estate	303,939	—	(2,435,388)	(1,673,118)	(167,872)	(3,972,439)
Global REIT	3,471,592	308,462	—	6,931,636	—	10,711,690
International Developed Real Estate	24,099,831	—	(61,914,427)	(33,089,802)	(3,945,623)	(74,850,021)
Real Estate 50	—	—	(1,850,515)	11,988,809	(173,668)	9,964,626

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Cohen & Steers REIT	$—	$139,532,142	$96,413,332	$—	$235,945,474
Europe Developed Real Estate	1,220,565	102,293	616,993	495,537	2,435,388
International Developed Real Estate	44,459,923	743,329	9,938,969	6,772,206	61,914,427
Real Estate 50	—	—	1,850,515	—	1,850,515

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2016, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Cohen & Steers REIT	$62,896,470
Global REIT	4,874
Real Estate 50	535,512

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$3,562,130,405	$523,194,370	$(182,159,278)	$341,035,092
Europe Developed Real Estate	79,488,533	2,657,661	(4,336,554)	(1,678,893)
Global REIT	143,324,641	11,918,253	(4,993,778)	6,924,475
International Developed Real Estate	737,947,476	51,936,666	(85,088,769)	(33,152,103)
Real Estate 50	67,435,757	15,410,300	(3,421,491)	11,988,809

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position iShares Cohen & Steers REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF, iShares International Developed Real Estate ETF and iShares Real Estate 50 ETF (the “Funds”) at April 30, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2016:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$2,917,119
Europe Developed Real Estate	2,060,148
Global REIT	535,370
International Developed Real Estate	11,344,570
Real Estate 50	113,706

For the fiscal year ended April 30, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Europe Developed Real Estate	$2,296,280	$237,632
International Developed Real Estate	26,085,805	2,293,071

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Cohen & Steers REIT	$3.671223	$—	$0.000990	$3.672213	100%	—%	0%[a]		100%
Europe Developed Real Estate	1.085316	—	0.211607	1.296923	84	—	16		100
Global REIT	0.971545	—	0.003123	0.974668	100	—	0	[a]	100
International Developed Real Estate	1.065580	—	—	1.065580	100	—	—		100
Real Estate 50	1.864723	—	0.010977	1.875700	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cohen & Steers REIT ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,318	99.92%
Less than –0.5%	1	0.08

	1,319	100.00%

iShares Europe Developed Real Estate ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.23%
Greater than 2.0% and Less than 2.5%	6	0.45
Greater than 1.5% and Less than 2.0%	16	1.21
Greater than 1.0% and Less than 1.5%	66	5.00
Greater than 0.5% and Less than 1.0%	271	20.55
Between 0.5% and –0.5%	835	63.30
Less than –0.5% and Greater than –1.0%	88	6.67
Less than –1.0% and Greater than –1.5%	20	1.52
Less than –1.5% and Greater than –2.0%	8	0.61
Less than –2.0% and Greater than –2.5%	5	0.38
Less than –2.5% and Greater than –3.0%	1	0.08

	1,319	100.00%

iShares Global REIT ETF

Period Covered: July 8, 2014 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	6	1.37%
Greater than 0.5% and Less than 1.0%	201	46.00
Between 0.5% and –0.5%	230	52.63

	437	100.00%

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Developed Real Estate ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	4	0.30%
Greater than 2.0% and Less than 2.5%	2	0.16
Greater than 1.5% and Less than 2.0%	18	1.36
Greater than 1.0% and Less than 1.5%	59	4.47
Greater than 0.5% and Less than 1.0%	292	22.13
Between 0.5% and –0.5%	798	60.49
Less than –0.5% and Greater than –1.0%	98	7.43
Less than –1.0% and Greater than –1.5%	31	2.35
Less than –1.5% and Greater than –2.0%	12	0.91
Less than –2.0% and Greater than –2.5%	2	0.16
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	1	0.08

	1,319	100.00%

iShares Real Estate 50 ETF

Period Covered: January 1, 2011 through March 31, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

SUPPLEMENTAL INFORMATION	59

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 328 funds (as of April 30, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	63

Notes:

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0416

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-two series of the Registrant for which the fiscal year-end is April 30, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $630,190 for the fiscal year ended April 30, 2015 and $423,600 for the fiscal year ended April 30, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2015 and April 30, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $179,136 for the fiscal year ended April 30, 2015 and $120,992 for the fiscal year ended April 30, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2015 and April 30, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,165,011 for the fiscal year ended April 30, 2015 and $5,502,006 for the fiscal year ended April 30, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 29, 2016

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 29, 2016